              As filed with the Securities and Exchange Commission
                                on November 7, 2003

                                                       Registration No. 811-3981
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

     /1/ Pre-Effective Amendment No. 2 / / Post-Effective Amendment No. __

                          PRUDENTIAL WORLD FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (800) 225-1852

                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                          --------------------------
                    (Address of Principal Executive Offices)
                                 (Zip Code)

                                    [  ]

                             Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                     (Name and Address of Agent for Service)

Approximate date of public offering: As soon as practicable following effectiveness of the Registration Statement.

Titles of Securities Being Registered: Class A, Class B, Class C and Class Z Common Stock, $.01 par value per share.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                        -------------------------------

                           IMPORTANT PROXY MATERIALS
                        -------------------------------

                                PLEASE VOTE NOW
                        -------------------------------


                                                               November 13, 2003


Dear Shareholder


    I am writing to ask you to vote on an important proposal whereby the assets of Strategic Partners International Equity Fund (International Equity Fund) would be acquired by Strategic Partners International Value Fund (International Value Fund). International Equity Fund is a series of Strategic Partners Style Specific Funds (Style Specific Funds). International Value Fund (formerly Prudential International Value Fund) is a series of Prudential World Fund, Inc. A shareholder meeting for International Equity Fund is scheduled for December 19, 2003. Only shareholders of International Equity Fund will vote on the acquisition of International Equity Fund's assets by International Value Fund.


    This package contains information about the proposal and includes materials you will need to vote. The Board of Trustees of Style Specific Funds has reviewed the proposal and recommended that it be presented to shareholders of International Equity Fund for their consideration. Although the Trustees have determined that the proposal is in the best interests of shareholders, the final decision is up to you.

    If approved, the proposed transaction would give you the opportunity to participate in a larger fund with similar investment policies. In addition, shareholders are expected to realize a reduction in both the net and gross annual operating expenses paid on their investment in the combined fund. To help you understand the proposal, we are including a "Q and A" section that answers common questions about the proposed transaction. The accompanying proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

    To vote, you may use any of the following methods:


    - BY MAIL. Please complete, date and sign your proxy card and mail it in the enclosed postage paid envelope. Votes must be received prior to December 19, 2003.



    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the instructions found on the web site. Votes must be entered prior to 4 p.m. on December 18, 2003.



    - BY TELEPHONE. Call (800) 690-6903 toll free. Enter your 12-digit control number from your proxy card. Follow the instructions given. Votes must be entered prior to 4 p.m. on December 18, 2003.


    SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS AND THOSE WITH OUTSTANDING CERTIFICATES (E.G., AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.). Shareholders on systematic investment plans must contact their financial advisor or call our customer service division, toll-free, at (800) 225-1852 to change their options. Otherwise, starting on the day following the closing of the proposed transaction (which is expected to occur shortly after the shareholder meeting), future purchases shall be made in shares of International Value Fund if the proposed transaction is approved.

    Shareholders with outstanding certificates are also urged to return their certificates via Certified or Registered Mail to the address below:

    Prudential Mutual Fund Services LLC
    Attn: Account Services
    2101 Welsh Road
    Dresher, PA 19025

    If you have any questions before you vote, please call us at 1-866-253-3961. We are glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                          /s/ Judy A. Rice

                                          Judy A. Rice
                                          PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

    Please read the enclosed proxy statement and prospectus for a complete description of the proposal. As a quick reference, the following provides a brief overview of the proposal.

Q&A: QUESTIONS AND ANSWERS

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

    Shareholders of International Equity Fund are being asked to approve a transaction between International Equity Fund and International Value Fund. When we refer to the "transaction," we mean the transfer of all of the assets of International Equity Fund to, and the assumption of all of its liabilities by, International Value Fund, in exchange for shares of International Value Fund, and the subsequent cancellation of shares of International Equity Fund.

WHAT IS THE REASON FOR THIS TRANSACTION?

    The proposed transaction is intended to combine similarly managed funds, resulting in what are expected to be overall lower gross expenses, although the management fee rate is higher for International Value Fund. The transaction is desirable because of the inability of International Equity Fund to attract investors and build an investment portfolio that can effectively pursue International Equity Fund's objective at a reasonable cost to shareholders. The assets of International Equity Fund have declined significantly during the past several years due to the fact that redemptions by shareholders have exceeded new investments by shareholders and due to the Fund's negative performance. International Value Fund, which is a much larger fund also managed by your investment adviser, has built an investment portfolio that has greater flexibility to implement its primary investment objective of long-term growth of capital through investment in equity securities of foreign issuers. Also, because International Value Fund is a much larger fund than International Equity Fund, it will provide a larger asset base over which fixed expenses can be spread, resulting in anticipated lower expense ratios for shareholders.

DO INTERNATIONAL EQUITY FUND AND INTERNATIONAL VALUE FUND HAVE SIMILAR
  INVESTMENT POLICIES?

    Yes. The investment objectives and policies of International Equity Fund and International Value Fund (each, a Fund and together, the Funds) are similar. The investment objective of International Value Fund is long-term growth of capital through investment in equity securities of foreign issuers. The investment objective of International Equity Fund is capital appreciation. To achieve this objective, International Equity Fund purchases stocks of foreign companies. International Equity Fund normally invests at least 80% of its investable assets in stocks and securities convertible into stocks of companies in at least three different foreign countries. International Value Fund normally invests at least 65% of its total assets in the common stock and preferred stock of foreign companies in at least three foreign countries, without limit as to the amount of Fund assets that may be invested in any single country.

    Both Funds emphasize an investment style that focuses on similar characteristics in selecting portfolio investments: companies with strong sales and earnings, book value, cash flow, and overall business outlook. Furthermore, both Funds invest primarily in stock, and both Funds make similar use of other equity-related securities, such as American Depositary Receipts (ADRs), as well as derivative and hedging strategies. After the proposed transaction is consummated, it is expected that the combined fund will be managed according to the investment objective and policies of International Value Fund.

WHO ARE THE MANAGERS FOR THESE FUNDS?

    Prudential Investments LLC (PI) currently provides investment advisory services for each of the Funds. Lazard Asset Management (Lazard) is the subadviser for International Equity Fund. Bank of Ireland Asset Management (U.S.) Limited (BIAM) is the subadviser for International Value Fund. Neither Lazard nor BIAM is affiliated with PI.

    Herbert W. Gullquist and John R. Reinsberg of Lazard serve as the co-portfolio managers of International Equity Fund. Chris Reilly, Chief Investment Officer of BIAM, serves as the portfolio manager for International Value Fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

    International Equity Fund has three classes of stock outstanding: Class A shares, Class B shares, and Class C shares. International Value Fund has four classes of stock outstanding: Class A shares, Class B shares, Class C shares and Class Z shares. The following table compares the expenses incurred by Class A, B, and C shares of stock for each of the two Funds.

INTERNATIONAL EQUITY FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF JULY 31, 2003


                                                              CLASS A    CLASS B    CLASS C
                                                              --------   --------   --------
Management fees.............................................     .80%       .80%       .80%
+ Distribution and service (12b-1) fees.....................     .30%*     1.00%      1.00%
+ Other expenses............................................     .95%       .95%       .95%
= ANNUAL FUND OPERATING EXPENSES............................    2.05%      2.75%      2.75%
- Fee Waiver or Reimbursement*..............................     .05%*     None       None
= NET ANNUAL FUND OPERATING EXPENSES........................    2.00%      2.75%      2.75%


------------------------

* For the fiscal year ending July 31, 2004, the Distributor of International Equity Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. In addition, Prudential Investments LLC, the Manager of International Equity Fund, has voluntarily agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of International Equity Fund to 1.75% of the Fund's average daily net assets. This limit may be discontinued at any time.

INTERNATIONAL VALUE FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF JULY 31, 2003


                                                              CLASS A    CLASS B    CLASS C
                                                              --------   --------   --------
Management fees.............................................     .99%       .99%       .99%
+ Distribution and service (12b-1) fees.....................     .30%      1.00%      1.00%
+ Other expenses............................................     .47%       .47%       .47%
= ANNUAL FUND OPERATING EXPENSES............................    1.76%      2.46%      2.46%


HOW DOES THE PERFORMANCE OF THE FUNDS COMPARE?


    Each Fund has experienced negative performance during the past three calendar years. The following table compares the performance of each Fund:



                               CALENDAR YEAR 2000



 INTERNATIONAL EQUITY       INTERNATIONAL VALUE
          FUND                      FUND
Class A          -11.53%  Class A           -3.97%
Class B          -12.12%  Class B           -4.65%
Class C          -12.12%  Class C           -4.61%

                               CALENDAR YEAR 2001



 INTERNATIONAL EQUITY       INTERNATIONAL VALUE
          FUND                      FUND
Class A          -25.03%  Class A          -18.73%
Class B          -25.56%  Class B          -19.39%
Class C          -25.56%  Class C          -19.34%



                               CALENDAR YEAR 2002



 INTERNATIONAL EQUITY       INTERNATIONAL VALUE
          FUND                      FUND
Class A          -11.36%  Class A          -19.92%
Class B          -11.97%  Class B          -20.54%
Class C          -11.97%  Class C          -20.51%



    For the period of 1-1-03 to 6-30-03, total returns of Class A, Class B, and Class C shares of International Equity Fund (not including sales charges) were 8.07%, 7.61%, and 7.61%, respectively. For the period of 1-1-03 to 6-30-03, total returns of Class A, Class B, and Class C shares of International Value Fund (not including sales charges) were 6.11%, 5.74%, and 5.66%, respectively. Past performance is not an indication that a Fund will achieve similar results in the future. For more performance information, including results since each Fund's inception and past performance of International Value Fund prior to the inception of International Equity Fund, please see pages 18-20 of the proxy statement and prospectus.


IS THE TRANSACTION A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

    We expect that the exchange of shares pursuant to the transaction will not result in taxable gain or loss for U.S. federal income tax purposes. For more information, see the proxy statement and prospectus.

WHAT WILL BE THE ANTICIPATED SIZE OF INTERNATIONAL VALUE FUND AFTER THE
  TRANSACTION?

    If the proposal is approved, based on information available as of July 31, 2003, the combined fund is anticipated to have approximately $388 million in assets.

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF INTERNATIONAL VALUE FUND THAT I
  WILL RECEIVE?

    As of the close of business of the New York Stock Exchange on the date the transaction is consummated, shareholders will receive the number of full and fractional Class A, Class B or Class C shares of International Value Fund that is equal in value to the net asset value of their Class A, Class B or Class C shares of International Equity Fund, as applicable, on that date. The transaction is anticipated to occur as soon as practicable following shareholder approval.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER
  MEETING DATE?


    If we do not receive sufficient votes to hold the Meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the proposal by the time of the Meeting (December 19, 2003), the Meeting may be adjourned to permit further solicitation of proxy votes.


HAS INTERNATIONAL EQUITY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

    Yes. The Board of Trustees has approved the proposal and recommends that you vote for the proposal.

WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED?

    If shareholders of International Equity Fund do not approve the proposal, or if the transaction is not completed, they will continue to be shareholders of International Equity Fund and the Board of Trustees will consider other possible courses of action, including resubmitting the proposal to shareholders, or liquidating International Equity Fund.

HOW MANY VOTES AM I ENTITLED TO CAST?

    As a shareholder, you are entitled to one vote for each share you own of International Equity Fund on the record date. The record date is September 19, 2003.

HOW DO I VOTE MY SHARES?

    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at 1-866-253-3961.

    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone by calling (800) 690-6903 toll-free. Enter your 12-digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                  Strategic Partners International Equity Fund
                              100 Mulberry Street
                        Gateway Center Three, 4th Floor
                         Newark, New Jersey 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To our shareholders:


    Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Strategic Partners International Equity Fund (International Equity Fund), a series of Strategic Partners Style Specific Funds (Style Specific Funds), will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on December 19, 2003, at 11:00 a.m. Eastern Standard Time, for the following purposes:


    1. To approve an Agreement and Plan of Reorganization under which International Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Strategic Partners International Value Fund (formerly Prudential International Value Fund) (International Value Fund), a series of Prudential World Fund, Inc. In connection with this proposed transfer, each whole and fractional share of each class of International Equity Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of International Value Fund and outstanding shares of International Equity Fund will be cancelled.

    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

    The Board of Trustees of Style Specific Funds, on behalf of International Equity Fund, has fixed the close of business on September 19, 2003 as the record date for the determination of the shareholders of International Equity Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

                                          /s/ Lori E. Bostrom

                                          Lori E. Bostrom
                                          SECRETARY


Dated: November 13, 2003


 A PROXY CARD IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF TRUSTEES OF INTERNATIONAL EQUITY FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

 SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

    2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

                  REGISTRATION                          VALID SIGNATURE
------------------------------------------------    ------------------------
A. 1.  XYZ Corporation                              John Smith, President
   2.  XYZ Corporation                              John Smith, President
       c/o John Smith, President
B. 1.  ABC Company Profit Sharing Plan              Jane Doe, Trustee
   2.  Jones Family Trust                           Charles Jones, Trustee
   3.  Sarah Clark, Trustee                         Sarah Clark, Trustee
       u/t/d 7/1/85
C. 1.  Thomas Wilson, Custodian                     Thomas Wilson, Custodian
       f/b/o Jessica Wilson UTMA
       New Jersey

                  STRATEGIC PARTNERS INTERNATIONAL VALUE FUND
                    A SERIES OF PRUDENTIAL WORLD FUND, INC.
                                   PROSPECTUS
                                      AND

                  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND
              A SERIES OF STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                                PROXY STATEMENT

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852
                            ------------------------


                               NOVEMBER 13, 2003

                            ------------------------


    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Strategic Partners International Equity Fund (International Equity Fund), a series of Strategic Partners Style Specific Funds (Style Specific Funds), in connection with the solicitation of proxies by the Board of Trustees of Style Specific Funds for use at the Special Meeting of Shareholders of International Equity Fund, and at any adjournments of the meeting (the Meeting). The Meeting will be held on December 19, 2003 at 11:00 a.m. Eastern Standard Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.


    The purpose of the Meeting is for shareholders of International Equity Fund to vote on an Agreement and Plan of Reorganization under which International Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Strategic Partners International Value Fund (International Value Fund, and together with International Equity Fund, each, a Fund), which is a series of Prudential World Fund, Inc. (World Fund), in exchange for shares of International Value Fund, and the subsequent cancellation of shares of International Equity Fund. The Agreement and Plan of Reorganization is referred to as the Agreement. If the transaction is approved, each whole and fractional share of each class of International Equity Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of International Value Fund as soon as practicable following the Meeting (the Effective Time) and International Equity Fund will be liquidated and International Value Fund will be the surviving fund.

    International Value Fund is a diversified series of Prudential World
Fund, Inc., which is a diversified fund registered as an open-end management investment company and formed as a Maryland corporation. International Value Fund's investment objective is long-term growth of capital through investment in equity securities of foreign issuers.

    International Equity Fund, a diversified fund, is a series of Style Specific Funds, which is a statutory trust registered as an open-end management investment company and formed as a Delaware statutory trust. The investment objective of International Equity Fund is capital appreciation.

    IF THE SHAREHOLDERS OF INTERNATIONAL EQUITY FUND APPROVE THE TRANSACTION, THE SHAREHOLDERS OF INTERNATIONAL EQUITY FUND WILL BECOME SHAREHOLDERS OF INTERNATIONAL VALUE FUND.


    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the transaction and International Value Fund that shareholders of International Equity Fund should know before voting on the proposed transaction. A Statement of Additional Information dated
November 13, 2003, which relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (the Commission) and is incorporated into this Proxy Statement by reference and is available upon request and without charge. This Proxy Statement is accompanied by the Prospectus, dated December 30, 2002, as supplemented to date, which offers shares of International Value Fund. The

Statement of Additional Information for International Value Fund, dated
December 30, 2002, as supplemented to date, is available upon request. Enclosed with this Proxy Statement is the Annual Report of International Value Fund, dated October 31, 2002, and the Semi-Annual Report, dated April 30, 2003, which are incorporated into this Proxy Statement by reference. The Prospectus and Statement of Additional Information and supplements thereto for International Value Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for International Equity Fund, both dated October 2, 2003, and the Annual Report of International Equity Fund, dated July 31, 2003, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 8098, Philadelphia, PA 19101, or by calling (800) 225-1852.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED INTERNATIONAL VALUE FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                       SPECIAL MEETING OF SHAREHOLDERS OF


                  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND
                 TO BE HELD ON DECEMBER 19, 2003 AT 11:00 A.M.


                              100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                               VOTING INFORMATION


    This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Style Specific Funds on behalf of International Equity Fund to be used at a Special Meeting (the Meeting) of the shareholders of International Equity Fund, to be held on December 19, 2003, at 11:00 a.m. Eastern Standard Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.



    The purpose of the Meeting is described in the accompanying Notice of Special Meeting of Shareholders (Notice). The solicitation is made primarily by the mailing of the Notice, this Proxy Statement and the accompanying proxy card on or about November 13, 2003. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of International Equity Fund. In addition, Georgeson Shareholder Communications Inc., a proxy solicitation firm, may be retained to solicit shareholders on behalf of International Equity Fund. The costs of retaining Georgeson Shareholder Communications Inc. and the expenses in connection with preparing this Proxy Statement and its enclosures will be borne by International Equity Fund. The anticipated cost of the solicitation, including the expenses incurred in connection with preparing this Proxy Statement and its enclosures, is approximately $110,000.


    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by International Equity Fund, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

    All proxy cards solicited by the Board of Trustees that are properly completed and received by International Equity Fund prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a properly completed proxy card, it will be voted FOR the proposal.

    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business but, because the proposal requires approval by a majority of the outstanding voting securities (as defined by the Investment Company Act of 1940, as amended) of International Equity Fund, will have the effect of a vote AGAINST the proposal.

    International Equity Fund also may arrange to have votes recorded by telephone. If International Equity Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    Shareholders may also cast their vote via the internet. The internet voting procedures have been designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that shareholders' instructions have been recorded properly. We have been advised that the internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from an Internet access provider and telephone companies, that must be borne by the shareholder. To vote via the Internet, shareholders should have their proxy card available and go to the web site:
WWW.PROXYVOTE.COM and enter the 12-digit control number appearing on the proxy card. Shareholders should then follow the instructions found on the web site. Proxies given by internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The presence in person or by proxy of 40% or more of the shares entitled to vote on matters for International Equity Fund constitutes a quorum for International Equity Fund. An adjournment of the Meeting will require the affirmative vote of a majority of shares of International Equity Fund present in person at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted against the proposed adjournment. Shares represented by abstentions or broker "non-votes" will not be voted for or against an adjournment. Because an adjournment requires an affirmative vote of a majority of shares present, abstentions and broker "non-votes" will have the effect of a vote against adjournment. A shareholder vote may be taken on the proposal described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.

    Shareholders of record at the close of business on September 19, 2003 (the Record Date) of International Equity Fund will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share of International Equity Fund held on that date (fractional shares will be entitled to a proportionate fractional vote). On the Record Date, there were 2,421,637 shares issued and outstanding, including 609,809 Class A shares, 782,721 Class B shares and 1,029,107 Class C shares of International Equity Fund.

    The following shareholders held 5% or more of any class of shares of International Equity Fund on September 19, 2003:

             NAME                            ADDRESS                CLASS       SHARES/%
             ----                            -------                -----       --------
Wachovia Securities C/F          3535 Hidden Lake LN SE               A        32,362/5.3%
Robert D Burton MD               Grand Rapids MI 49546-2133
IRA Rollover DTD 01/31/94

Prudential Retirement Services   PO Box 5310                          A       251,782/41.3%
AS Nominee For TTEE Cust 79013   Scranton PA 18505
Tri State Orthopedics 401K

    The following shareholders held 5% or more of any class of shares of International Value Fund on September 19, 2003:

             NAME                            ADDRESS               CLASS        SHARES/%
             ----                            -------              --------      --------
Prudential Retirement Service    PO Box 5310                         A        422,346/15.4%
As Nominee For TTEE Cust 104575  Scranton PA 18505
Franks Casing Crew & Rental
401K

Prudential Retirement Service    PO Box 5310                         Z       8,494,024/43.4%
As Nominee For TTEE              Scranton PA 18505
Cust 300065
Prudential Trust

Pru Retirement As Nominee        30 Scranton Office Park             Z       2,531,268/12.9%
Northern Trst TTE- Mutual Funds  Scranton PA 18507
Lasalle Bank TTE-CO STK

Wells Fargo Bank West NA         8515 E Orchard Rd #2T2              Z       2,078,382/10.6%
FBO New York Metropolitan        Greenwood Village CO 80111
Transportation Authority C/O
Fascorp 457 & 401K Deferred
Comp Plan

    As of September 19, 2003, the Trustees/Directors and officers of International Equity Fund and International Value Fund owned, in the aggregate, less than 1% of each class of each Fund's total outstanding shares.

VOTE REQUIRED

    APPROVAL OF THE TRANSACTION REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF INTERNATIONAL EQUITY FUND, WHICH MEANS THE LESSER OF (I) 67% OF SUCH SHARES PRESENT AT THE MEETING IF THE OWNERS OF MORE THAN 50% OF THE SHARES OF INTERNATIONAL EQUITY FUND THEN OUTSTANDING ARE PRESENT IN PERSON OR BY PROXY, OR (II) MORE THAN 50% OF THE OUTSTANDING SHARES OF INTERNATIONAL EQUITY FUND, WITHOUT REGARD TO CLASS.

                          APPROVAL OF THE TRANSACTION
                                    SYNOPSIS

    The following is a summary of information contained elsewhere in this Proxy Statement, the Agreement (the form of which is attached as Attachment A), and in the Prospectuses and Statements of Additional Information, as supplemented to date, of International Equity Fund and International Value Fund, which are incorporated into this Proxy Statement by this reference, and is qualified in its entirety by reference to these documents. Shareholders should read this Proxy Statement and the Prospectuses and Statements of Additional Information, as supplemented to date, of both Funds for more complete information.

    Under the Agreement, International Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, International Value Fund, a larger mutual fund also managed by Prudential Investments LLC (PI), in exchange for shares of International Value Fund. The outstanding shares of International Equity Fund will be cancelled and current shareholders of International Equity Fund will become shareholders of International Value Fund.

INVESTMENT OBJECTIVES AND POLICIES

    International Equity Fund and International Value Fund have similar investment objectives and policies. The investment objective of International Value Fund is long-term growth of capital through investment in equity securities of foreign issuers. The investment objective of International Equity Fund is capital appreciation. To achieve this objective, International Equity Fund purchases stocks of foreign companies.

    International Equity Fund seeks to achieve its investment objective by normally investing at least 80% of its investable assets in stocks and securities convertible into stocks of companies in at least three different foreign countries. International Value Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the common stock and preferred stock of foreign companies in at least three foreign countries, without limit as to the amount of Fund assets that may be invested in any single country. Both International Equity Fund and International Value Fund may invest in companies of all sizes. Both International Equity Fund and International Value Fund generally define a company as a foreign company if the company is organized under the laws of a foreign country, or the company derives more than 50% of its revenues from activities in foreign countries, or the company has at least 50% of its assets in one or more foreign countries.

    The principal type of security in which both International Equity Fund and International Value Fund invest is common stock, although both Funds may also invest in preferred stock, rights that can be exercised to obtain stock, warrants and debt securities, or preferred stock convertible or exchangeable for common or preferred stock. Both Funds may also invest in American Depositary Receipts (ADRs) and both Funds make similar use of derivative and hedging strategies.

    After the transaction is completed it is expected that the combined fund will be managed according to the investment objective and policies of International Value Fund.

    The benchmark index for both International Equity Fund and International Value Fund is the Morgan Stanley Capital International (MSCI) EAFE Index, a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia and the Far East.

    International Equity Fund and International Value Fund are each managed by Prudential Investments LLC (PI). The address of PI is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI served as manager to all of the JennisonDryden and Strategic Partners Mutual Funds, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $110 billion.

    International Equity Fund and International Value Fund typically distribute all or substantially all of their ordinary income and net realized capital gains annually.

INVESTMENT ADVISORY SERVICES

    Under separate management agreements with both Funds, PI currently provides investment advisory services for each Fund. Each Fund, however, has a different subadviser. International Equity Fund is subadvised by Lazard Asset Management (Lazard) and International Value Fund is subadvised by Bank of Ireland Asset Management (U.S.) Limited (BIAM). Herbert W. Gullquist and John R. Reinsberg serve as co-portfolio managers of International Equity Fund. Chris Reilly, Chief Investment Officer serves as the portfolio manager for International Value Fund. For more information about the subadvisers or portfolio managers, see the Prospectuses of the relevant Fund. The other service providers to the Funds are not expected to change as a result of the proposed transaction.

EXPENSE STRUCTURES


    International Equity Fund and International Value Fund each pays a monthly management fee to PI. PI, in turn, pays out of its management fee a fee to each Fund's subadviser for providing advisory services to the Funds. International Equity Fund has agreed to pay PI a management fee at an annual rate of .80% of average daily net assets. International Value Fund has agreed to pay a management fee to PI at an annual rate of 1.00% for up to $300 million of average daily net assets and 0.95% thereafter. For the fiscal year ended October 31, 2002, the management fee rate was equal to an annual rate of 0.99% of International Value Fund's average daily net assets. The management fee rate for International Value Fund is not expected to change for the fiscal year ended October 31, 2003.


    The management fee paid by each Fund covers PI's oversight of each Fund's investment portfolios. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Fund's custodian or transfer and dividend disbursing agent. Officers and employees of PI serve as officers and Trustees/Directors of each Fund without compensation.


    Although the management fee paid by International Value Fund is higher than the management fee paid by International Equity Fund, the annual net operating expenses for each Fund's most recently completed fiscal year indicate that, as shown in the comparative tables that follow on pages 9 through 11, each share class of International Equity Fund has significantly higher net annual operating expenses than the corresponding share class of International Value Fund. Prudential Investment Management Services LLC (PIMS), both Funds' Distributor, has contractually agreed to waive a portion of the distribution and service (12b-1) fee payable by Class A shares of International Equity Fund (.05% of a fee of .30%). Shareholders should understand that the contractual waiver by PIMS is enforceable for one-year periods and may be terminated with respect to any subsequent fiscal year on not less than 30 days' notice prior to the end of a current fiscal year. The contractual waiver by PIMS for International Equity Fund extends through July 31, 2004. There is no assurance that PIMS will continue any of the waivers beyond the indicated dates. In addition, Prudential Investments LLC, the Manager of International Equity Fund, has voluntarily agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of International Equity Fund to 1.75% of the Fund's average daily net assets. This limit may be discontinued at any time. International Value Fund does not have a corresponding expense limitation.

    If the transaction is approved, shareholders of International Equity Fund are expected to realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers) paid on their investment.

PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

    Each Fund currently has the same policies with respect to purchasing shares, redeeming or exchanging shares, and distributions although, as noted below, International Value Fund's redemption policies may change if World Fund's shareholders approve proposed Charter amendments. For more information regarding the Funds' policies, see "Purchases, Redemptions, Exchanges and Distributions" below.

TAX CONSIDERATIONS

    For federal income tax purposes, in the opinion of counsel, no gain or loss will be recognized by the shareholders of International Equity Fund as a result of the transaction. For a more detailed discussion of the federal income tax consequences, see "U.S. Federal Income Tax Considerations" below.

APPRAISAL RIGHTS

    Shareholders of International Equity Fund do not have appraisal rights under Delaware law in connection with the transaction.

    Shareholders of International Equity Fund may, however, redeem their shares at net asset value prior to the date of the proposed transaction.

POTENTIAL BENEFITS FROM TRANSACTION

    Overall, the proposed transaction would provide shareholders of International Equity Fund with the following potential benefits:

    - the opportunity to participate in a larger fund;

    - investment in a fund with an investment objective and policies similar to the investment objectives and policies of International Equity Fund; and

    - net and gross annual operating expenses for Class A, Class B and Class C shares of International Value Fund that are expected to be substantially lower than those of the same class of International Equity Fund.

    THE BOARD OF TRUSTEES OF STYLE SPECIFIC FUNDS BELIEVES THAT THE TRANSACTION WILL BENEFIT SHAREHOLDERS OF INTERNATIONAL EQUITY FUND, AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE TRANSACTION. THE BOARD OF WORLD FUND HAS ALSO APPROVED THE PROPOSED TRANSACTION.

                            THE PROPOSED TRANSACTION

    Shareholders of International Equity Fund will be asked at the Meeting to vote upon and approve the Agreement under which International Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, International Value Fund, whereupon International Value Fund will be the surviving mutual fund. Each whole and fractional share of each class of International Equity Fund will be exchanged for whole and fractional shares of equal net asset value of the same class of International Value Fund, and outstanding shares of International Equity Fund will be cancelled, on or about the Effective Time. Approval of the transaction will be determined by approval of the shareholders of International Equity Fund. No vote by shareholders of International Value Fund is required.

    The Agreement provides that it is a condition to both Funds' obligation to complete the transaction that the Funds will have received an opinion of counsel to the effect that the transaction will not result in any taxable gain or loss for U.S. federal income tax purposes to International Equity Fund or International Value Fund or to the shareholders of any of the Funds.

FUND OPERATING EXPENSES

    Each Fund pays a management fee to PI for managing its investments and business affairs which is calculated and paid to PI every month. International Equity Fund pays a management fee to PI at an annual rate of 0.80% of its average daily net assets. International Value Fund pays a management fee to PI at an annual rate of 1.00% of its average daily net assets for up to $300 million in assets, and .95% thereafter. For the fiscal year ended October 31, 2002, the management fee rate was equal to an annual rate of 0.99% of International Value Fund's average daily net assets.


    In addition to the management fee, each Fund incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the fiscal year ended October 31, 2002, International Value Fund's annualized total operating expense ratios for Class A shares was 1.69% (before contractual waivers and reimbursements applicable at the time), for Class B shares was 2.39%, and for Class C shares was 2.39%. For the fiscal year ended July 31, 2003, International Equity Fund's annualized total operating expense ratios for Class A shares was 2.00% (after contractual waivers and reimbursements), for Class B shares was 2.75%, and for Class C shares was 2.75%.



    If shareholders of International Equity Fund approve the transaction, International Value Fund's expense structure will apply. Assuming continuation of International Value Fund's current expenses, this expense structure would decrease the total operating expenses currently incurred by shareholders of each class of shares of International Equity Fund. If the proposed transaction is not approved, International Equity Fund will continue with its current fee structure, except that there is no assurance that the fee waiver of PIMS will continue past July 31, 2004 and PI's voluntary limit on expenses may be discontinued at any time. For more information about each Fund's current fees, refer to the applicable Prospectuses. See " -- Operating Expense Tables" below for estimates of expenses if the transaction is approved.


SHAREHOLDER FEES

    The following table shows the shareholder fees that are imposed on new purchases or redemptions of shares of International Value Fund, which are the same as the shareholder fees imposed on new purchases of International Equity Fund. These fees will not be imposed on new shares of International Value Fund that are acquired pursuant to the transaction.

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)


                                CLASS A  CLASS B  CLASS C
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                           5%     None     1%(2)
  Maximum deferred sales
   charge (load) imposed on
   sales (as a percentage of
   the lower of original
   purchase price or sale
   proceeds)                     1%(3)    5%(4)     1%(5)
  Total maximum sales charge        5%       5%        2%


1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND
  SALES OF SHARES.

2 INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY
  PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

3 INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO
  AN INITIAL SALES CHARGE BUT ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE
  (CDSC) OF 1% FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).

4 THE CDSC FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND
  SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

5 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF
  PURCHASE.

OPERATING EXPENSE TABLES

    The following tables show the operating fees and expenses of Class A, Class B and Class C shares of International Equity Fund and International Value Fund, and pro forma fees for the combined fund after giving effect to the transaction (the "Combined International Value Fund"), including the effect of PIMS' expense waiver previously described, but not including PI's voluntary limit. THE PRO FORMA FEES SHOWN IN THE FOLLOWING TABLES ASSUME THAT SHAREHOLDERS OF INTERNATIONAL EQUITY FUND APPROVE THE TRANSACTION. Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of International Equity as of July 31, 2003, and International Value Fund as of July 31, 2003.

CLASS A SHARES


                                                                                                   PRO FORMA
                                                                                                   COMBINED
                                                 INTERNATIONAL EQUITY   INTERNATIONAL VALUE   INTERNATIONAL VALUE
                                                         FUND                  FUND                  FUND
                                                    CLASS A SHARES        CLASS A SHARES        CLASS A SHARES
                                                 --------------------   -------------------   -------------------
Management Fees................................          .80%                   .99%                  .99%
+ Distribution and service (12b-1) fees........          .30%                   .30%                  .30%
+ Other expenses...............................          .95%                   .47%                  .47%
= ANNUAL OPERATING EXPENSES....................         2.05%                  1.76%                 1.76%
- Fee waiver or expense reimbursement..........          .05%*                  None                  None
= NET ANNUAL OPERATING EXPENSES................         2.00%                  1.76%                 1.76%


------------------------


* For the fiscal year ending July 31, 2004, the Distributor of International Equity Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. In addition, Prudential Investments LLC, the Manager of International Equity Fund, has voluntarily agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of International Equity Fund to 1.75% of the Fund's average daily net assets. This limit may be discontinued at any time.


CLASS B SHARES


                                                                                                   PRO FORMA
                                                                                                   COMBINED
                                                 INTERNATIONAL EQUITY   INTERNATIONAL VALUE   INTERNATIONAL VALUE
                                                         FUND                  FUND                  FUND
                                                    CLASS B SHARES        CLASS B SHARES        CLASS B SHARES
                                                 --------------------   -------------------   -------------------
Management Fees................................          .80%                   .99%                  .99%
+ Distribution and service (12b-1) fees........         1.00%                  1.00%                 1.00%
+ Other expenses...............................          .95%                   .47%                  .47%
= ANNUAL OPERATING EXPENSES....................         2.75%                  2.46%                 2.46%
- Fee waiver or expense reimbursement..........         None*                   None                  None
= NET ANNUAL OPERATING EXPENSES................         2.75%                  2.46%                 2.46%


------------------------

* In addition, Prudential Investments LLC, the Manager of International Equity Fund, has voluntarily agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of International Equity Fund to 1.75% of the Fund's average daily net assets. This limit may be discontinued at any time.

CLASS C SHARES


                                                                                                   PRO FORMA
                                                                                                   COMBINED
                                                 INTERNATIONAL EQUITY   INTERNATIONAL VALUE   INTERNATIONAL VALUE
                                                         FUND                  FUND                  FUND
                                                    CLASS C SHARES        CLASS C SHARES        CLASS C SHARES
                                                 --------------------   -------------------   -------------------
Management Fees................................          .80%                   .99%                  .99%
+ Distribution and service (12b-1) fees........         1.00%                  1.00%                 1.00%
+ Other expenses...............................          .95%                   .47%                  .47%
= ANNUAL OPERATING EXPENSES....................         2.75%                  2.46%                 2.46%
- Fee waiver or expense reimbursement..........         None*                   None                  None
= NET ANNUAL OPERATING EXPENSES................         2.75%                  2.46%                 2.46%


------------------------

* In addition, Prudential Investments LLC, the Manager of International Equity Fund, has voluntarily agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of International Equity Fund to 1.75% of the Fund's average daily net assets. This limit may be discontinued at any time.

EXAMPLES OF THE EFFECT OF FUND EXPENSES

    The following table illustrates the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

CLASS A SHARES


                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
International Equity Fund..............................    $693       $1,327      $1,984      $3,734
International Value Fund...............................    $670       $1,026      $1,406      $2,469
Combined Fund..........................................    $670       $1,026      $1,406      $2,469


CLASS B SHARES*

                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
International Equity Fund..............................    $778       $1,380      $2,001      $3,811
International Value Fund...............................    $749       $1,067      $1,411      $2,543
Combined Fund..........................................    $749       $1,067      $1,411      $2,543

CLASS B SHARES (ASSUMING NO REDEMPTION)*

                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
International Equity Fund..............................    $278       $1,080      $1,901      $3,811
International Value Fund...............................    $249       $  767      $1,311      $2,543
Combined Fund..........................................    $249       $  767      $1,311      $2,543

------------------------

* Class B shares have a conversion feature whereby Class B shares held for at least six years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This table assumes that after the conversion, Class A shares are held instead of Class B shares until the end of the period.

CLASS C SHARES

                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
International Equity Fund..............................    $475       $1,170      $1,982      $4,093
International Value Fund...............................    $447       $  859      $1,397      $2,868
Combined Fund..........................................    $447       $  859      $1,397      $2,868

CLASS C SHARES (ASSUMING NO REDEMPTION)

                                                         ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                         --------   ----------   ---------   --------
International Equity Fund..............................    $375       $1,170      $1,982      $4,093
International Value Fund...............................    $347       $  859      $1,397      $2,868
Combined Fund..........................................    $347       $  859      $1,397      $2,868

    These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of either Fund.

PRO FORMA CAPITALIZATION

    The following table shows the capitalization of International Equity Fund and International Value Fund as of July 31, 2003 and the pro forma Combined International Value Fund capitalization as if the transaction had occurred on that date.

                                                                                               PRO FORMA
                                                                                               COMBINED
                                             INTERNATIONAL EQUITY   INTERNATIONAL VALUE   INTERNATIONAL VALUE
                                                     FUND                  FUND                  FUND
                                             --------------------   -------------------   -------------------
Net Assets (000s)
  Class A..................................         $4,184               $ 41,526              $ 45,710
  Class B..................................         $5,375               $ 33,079              $ 38,454
  Class C..................................         $7,113               $  6,998              $ 14,111
  Class Z..................................           N/A*               $289,657              $289,657
Net Asset Value Per Share
  Class A..................................         $ 6.89               $  15.03              $  15.03
  Class B..................................         $ 6.71               $  14.60              $  14.60
  Class C..................................         $ 6.70               $  14.62              $  14.62
  Class Z..................................           N/A*               $  15.12              $  15.12
Shares Outstanding (000s)
  Class A..................................            607                  2,762                 3,041
  Class B..................................            801                  2,265                 2,633
  Class C..................................          1,061                    479                   965
  Class Z..................................           N/A*                 19,158                19,158

------------------------

*   International Equity Fund does not offer Class Z shares.

FORMS OF ORGANIZATION


    International Equity Fund; a diversified fund, is a series of Style Specific Funds, which is registered as an open-end management investment company, formed as a Delaware statutory trust. International Value Fund is a series of World Fund, which is a diversified, open-end management investment company incorporated as a Maryland corporation. International Equity Fund is authorized to issue an unlimited number of shares. World Fund is authorized to issue up to
1.5 billion shares of common stock; pursuant to

Maryland law, World Fund's Board may increase the authorized capital without stockholder action. 500 million World Fund shares are designated as shares of International Value Fund, which are equally divided among Class A shares, Class B shares, Class C shares and Class Z shares. For more information regarding shares of International Value Fund, please see p. 28. World Fund also offers two other series: Jennison Global Growth Fund and Jennison International Growth Fund, each of which is also authorized to issue 500 million shares. For matters requiring the approval of all shareholders of World Fund, the shareholders of the other series of World Fund participate in such voting together with the shareholders of International Value Fund.


    World Fund operates pursuant to a Charter, which includes its Articles of Incorporation and supplements and amendments thereto, and By-Laws. Style Specific Funds operates pursuant to an Agreement and Declaration of Trust ("Declaration") and By-Laws. World Fund is governed by a Board of Directors; Style Specific Funds by a Board of Trustees. We refer to both as a "Board" and sometimes refer separately to "Directors" or "Trustees". Due to differences in Maryland and Delaware law and the governing documents of World Fund and Style Specific Funds, we have summarized below several material differences between the rights of stockholders of World Fund and of Style Specific Funds. The following is only a summary and is not a complete description of the governing documents of World Fund and Style Specific Funds. You should refer to the Charter and By-Laws of World Fund and the Declaration and By-Laws of Style Specific Funds for more complete information.

    In addition, World Fund's stockholders are currently considering several Charter amendments, and Style Specific Funds' stockholders are considering Declaration amendments, which, if approved, would create additional differences between the World Fund and Style Specific Funds.

FORM OF OWNERSHIP

    Ownership interests in World Fund and its series are represented by shares of common stock, par value $.01 per share, of a corporation. Ownership interests in Style Specific Funds are represented by shares of beneficial interest, no par value, in series of a statutory trust. In either case, we refer to the ownership interest as "shares" and to holders of shares as "stockholders".

EXTRAORDINARY TRANSACTIONS

    The Declaration permits the Trustees of Style Specific Funds, without stockholder approval (unless such approval is otherwise required by applicable law) to (a) cause the Trust to merge or consolidate with or into one or more other entities, so long as the surviving or resulting entity is an open-end management investment company formed under a U.S. jurisdiction, (b) cause shares to be exchanged under or pursuant to any state or federal statute, or (c) cause the Trust to incorporate under the laws of Delaware. World Fund is authorized to transfer all of its assets without stockholder approval, but most other extraordinary transactions, including mergers, consolidations and share exchanges, must be approved by a majority of the outstanding voting shares.

STOCKHOLDER MEETINGS

PLACE OF MEETINGS

    World Fund may hold stockholder meetings at any place set by the Board, or the Board may determine that a meeting shall be held via remote communication. Style Specific Funds is required to hold stockholder meetings at the principal executive offices of Style Specific Funds or at such other place within the United States as the Trustees shall designate.

STOCKHOLDER VOTING RIGHTS

    Each share of World Fund's common stock entitles its holder to one vote. If World Fund's stockholders approve the proposed Charter amendments, then World Fund stockholders would be entitled to cast one vote for each dollar of net asset value represented by each share entitled to vote on a given matter. Style Specific Funds' Board is entitled to determine, with respect to any matter submitted for a stockholder vote, whether each share shall be entitled to one vote, or whether each dollar of net asset value shall be entitled to one vote. In addition, stockholders of Style Specific Funds are entitled to vote only
(1) for the election or removal of Trustees and (2) with respect to such additional matters as may be required by applicable law, the Declaration or the By-Laws, or as the Board may otherwise consider desirable.

NOTICE OF MEETINGS

    World Fund can, under certain circumstances, give notice of stockholder meetings via electronic communication, and is not generally required to state the purpose of any annual meeting in such notice. Style Specific Funds must give written notice of all stockholder meetings, via hand delivery or mail, at least 10 days and not more than 90 days before the meeting, and must include the purpose of the meeting.

RECORD DATE

    World Fund's Board has the sole power to set a record date, which must be on or after the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of stockholders. Style Specific Funds' Board may fix a record date falling not more than 90 days prior to the meeting.

ANNUAL MEETINGS

    World Fund is not required to hold an annual meeting of its stockholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended (the "Investment Company Act"). There are no requirements regarding annual stockholder meetings set forth in Style Specific Funds' Declaration or By-laws or the Delaware Statutory Trust Act.

SPECIAL MEETINGS

    World Fund must call a special meeting of stockholders if so requested by the Chairman, the President, a majority of the Directors, or by stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting. World Fund's Board has sole power to fix the date and time of any special meeting of stockholders. Style Specific Funds is required to call a meeting of stockholders upon order of the Board, or, for the purpose of voting on the removal of any Trustee, upon the request of stockholders holding at least 10% of the outstanding shares entitled to vote. If the Secretary of Style Specific Funds refuses or neglects to call such meeting for more than 10 days, the Board or stockholders so requesting may call the meeting themselves by giving notice thereof in the manner required by the By-laws.

INSPECTOR OF ELECTIONS

    World Fund is required to appoint either one or three inspectors of election, upon the request of stockholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. There are no requirements regarding inspectors set forth in Style Specific Funds' Declaration or By-laws or the Delaware Statutory Trust Act.

ADVANCE NOTICE OF STOCKHOLDER PROPOSALS

    In order for eligible World Fund stockholders to nominate Directors for election, or propose business to be considered, at a stockholder meeting, they must make submissions in a specific written format within set timelines. For an annual meeting, notice must be received by World Fund
(a) not less than 90 days nor more than 120 days prior to the first anniversary of the prior year's annual meeting; or (b) if there was no annual meeting in the prior year, or the meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date, then (x) not earlier than the 90th day prior to the annual meeting, and (y) not later than the later of (i) the 60th day prior to such annual meeting, and (ii) the 10th day following public announcement of the date of the meeting. For special meetings, stockholders are only entitled to submit Board nominees and only if the meeting was called for the purpose of electing directors, and must deliver such proposal not later 10 days following the earlier of (i) the date on which notice of the meeting was mailed or (ii) public notice of the date of the meeting. Stockholders of Style Specific Funds are not subject to similar provisions. There are no requirements regarding advance notice for stockholder proposals set forth in Style Specific Funds' Declaration or By-laws or the Delaware Statutory Trust Act. This generally means that the stockholders may submit proposals from the floor.

QUORUM

    The presence, in person or by proxy, of a majority of the outstanding voting shares of World Fund shall constitute a quorum for the transaction of business at a meeting of stockholders. For Style Specific Funds, a quorum is 40% of the shares entitled to vote, except when a larger quorum is required by applicable law. If World Fund's stockholders approve the proposed Charter amendments, its required quorum would be reduced to one-third. Stockholders of Style Specific Funds are also considering certain amendments to the Declaration which, if approved, would reduce the required quorum to one-third of the shares entitled to vote.

ADJOURNMENTS

    Whether or not a quorum is present, World Fund may adjourn a meeting of stockholders convened on the date for which it was called, by action of the chairman of the meeting, to a date not more than 120 days after the original record date. Style Specific Funds can adjourn a meeting of stockholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting.

STOCKHOLDER ACTION WITHOUT A MEETING

    Common stockholders of World Fund are not entitled to act by written consent unless such consent is unanimous. Stockholders of Style Specific Funds can act by written consent if such consent is signed by the holders of outstanding shares having enough votes to authorize the action at a meeting at which all shares entitled to vote on that action were present and voted, except that in the case of stockholder proposals and any matter subject to a proxy contest or proxy solicitation or any proposal in opposition to a proposal by the Officers or Trustees of Style Specific Funds, shares may be voted only in person or by written proxy at a meeting.

AMENDMENTS TO CHARTER/DECLARATION

    Amendments to World Fund's Charter generally require the approval of the Board and at least a majority of the outstanding voting securities. However, the Board may amend the Charter to change the name of the company, or change the designation or par value of shares, without stockholder approval. Under Maryland law, the Board of World Fund is also authorized to increase or decrease the aggregate authorized capital stock without stockholder approval. The Board of Style Specific Funds is entitled to amend the Declaration without stockholder approval, except that stockholders have the right to vote on (1) any amendment that would affect their right to vote granted in the Declaration (as described above), (2) any amendment to the provision of the Declaration regarding amendments thereto, (3) any amendment required to be approved by stockholders by applicable law or Style Specific Fund's registration statement, and (4) any amendment submitted to stockholders by the Board.

AMENDMENT OF BY-LAWS

    World Fund's By-Laws can be amended by (A) majority vote of the stockholders; or (B) 2/3 vote of the Board. Style Specific Funds' By-Laws can be amended by majority vote of the stockholders or of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of stockholders.

NUMBER OF BOARD MEMBERS

    World Fund's Board can change the number of directors to any number between three (3) and twenty (20). The number of Trustees of Style Specific Funds is required to be at least one (1) and no more than fifteen (15) as determined, from time to time, by the Board. Stockholders of Style Specific Funds are currently considering certain amendments to the Declaration, which if approved, would permit the number of Trustees to be such number as is determined, from time to time, by the Board, without any limitation on the maximum number permitted.

REMOVAL OF BOARD MEMBERS

    World Fund's stockholders may remove a Board member by the affirmative vote of 2/3 of all votes entitled to be cast generally in the election of Board members. Trustees of Style Specific Funds may be removed at any stockholder meeting by a vote of 2/3 of the outstanding shares, or by 2/3 vote of the Board.

BOARD VACANCIES

    A vacancy on World Fund's Board may be filled only by a majority of the Board, not by stockholders (unless otherwise required by law). A vacancy on Style Specific Funds' Board may be filled by a majority of the Board; provided, that in the event that less than the majority of the Trustees holding office have been elected by the stockholders, the Trustees then in office shall call a stockholders' meeting for the election of Trustees.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

    If proposed Charter amendments are approved by World Fund's stockholders, World Fund's Charter would provide that, to the extent permitted by law, a director or officer of World Fund will not be liable to World Fund or its stockholders for monetary damages for breach of fiduciary duty. Pursuant to Maryland law, this limitation on liability would not apply (1) to the extent the person actually received an improper benefit or profit in money, property or services; or (2) to the extent that a final adjudication adverse to the person is entered based on a finding that the action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action. The Declaration of Style Specific Funds provides that a Trustee, when acting in such capacity, shall not be liable to any person other than Style Specific Funds or its stockholders for any act, omission or obligation of Style Specific Funds, such Trustee or any other Trustee, except for such Trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser or principal underwriter of Style Specific Funds. With regard to both World Fund and Style Specific Funds, the Investment Company Act will not permit a limitation on liability relating to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

    World Fund's organizational documents require indemnification of directors and officers to the fullest extent permitted by law. Other employees and agents shall be indemnified to the extent authorized by the Board, the Charter or the By-Laws. Maryland law prohibits indemnification if it is established that
(1) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the person actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful. Style Specific Funds' By-Laws provide that it shall indemnify Trustees, officers, employees and agents to the fullest extent permitted by law. In the case of both World Fund and Style Specific Funds, the Investment Company Act prohibits indemnification in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

INDEMNIFICATION OF STOCKHOLDERS

    Style Specific Funds' Declaration provides that if any stockholder or former stockholder is exposed to liability relating to his or her status as a stockholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of Style Specific Funds of which such person or entity is or was a stockholder and in relation to which such liability arose against all loss and expense arising from such liability. World Fund's organizational documents do not include a similar provision; however, under Maryland law, World Fund's stockholders generally have no personal liability for the debts or obligations of World Fund as a result of their status as stockholders.

DERIVATIVE ACTIONS

    Style Specific Funds' Declaration imposes certain conditions on the ability of stockholders to bring a derivative action on behalf of Style Specific Funds, including a requirement that stockholders who collectively hold at least 10% of the outstanding shares of Style Specific Funds (or the series or class to which such action relates) join in a pre-suit demand upon the Board to bring such an action unless an effort to cause the Board to bring the action is not likely to succeed. World Fund's Charter does not include similar limitations.

REDEMPTION FEES

    If World Fund's stockholders approve the proposed Charter amendments, World Fund would be explicitly authorized to subtract redemption fees and other charges set by its Board from the amount payable to stockholders in connection with a redemption of shares by stockholders or by World Fund. Under its Declaration, Style Specific Funds is already authorized to impose redemption fees.

TERMINATION AND DISSOLUTION

    Style Specific Funds may be terminated at any time by vote of a majority of the shares of each series entitled to vote, voting separately by series, or by the Board by written notice to the stockholders, and any series or class thereof may be terminated at any time by vote of a majority of the shares of such series or class entitled to vote or by the Board by written notice to the stockholders of such series or class.

PERFORMANCE

    The following tables compare the annual returns for the periods set forth below for each Fund. The bar charts show each Fund's performance for each full calendar year for the last 10 calendar years (or since inception, if less than 10 calendar years). The bar charts and tables below demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how each Fund's average annual total return for 1 year, 5 years, 10 years and since inception compared with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that a Fund will achieve similar results in the future. The tables below show that each Fund has experienced negative performance during the past three years, but International Value Fund's cumulative performance over a longer period of time has been positive.

INTERNATIONAL EQUITY FUND

ANNUAL RETURNS* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000  -11.53%
2001  -25.03%
2002  -11.36%

BEST QUARTER: 6.76% (4th quarter of 2002) WORST QUARTER: -17.66% (3rd quarter of
2002)

* THIS ANNUAL RETURN DOES NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURN WOULD BE LOWER THAN THAT SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER AND OVERALL EXPENSE LIMITATIONS, THE ANNUAL RETURN WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE FUND'S CLASS A SHARES FROM 1-1-03 TO 6-30-03 WAS 8.07%.

INTERNATIONAL VALUE FUND

ANNUAL RETURNS(1) (CLASS Z SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   37.56%
1994    3.62%
1995    9.04%
1996   17.44%
1997    6.52%
1998   11.14%
1999   32.46%
2000   -3.76%
2001  -18.51%
2002  -19.75%

BEST QUARTER: 16.23% (1st quarter of 1998) WORST QUARTER: -21.61% (3rd quarter of 2002)

1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL ANNUAL RETURN OF THE CLASS Z SHARES FROM 1-1-03 TO 6-30-03 WAS 6.22%

PERFORMANCE COMPARISONS OF THE FUNDS

    The following tables compare each Fund's average annual total returns, on a before-tax and after-tax basis as indicated, for the periods set forth below. Average annual total returns include the deduction of sales charges, are based on past results and are not an indication of future performance.

INTERNATIONAL EQUITY FUND

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)

                                                          SINCE INCEPTION
                                            1 YR             (11-3-99)
  Class B shares                               -16.37%            -14.66%
  Class C shares                               -13.72%            -14.39%

  CLASS A SHARES

  Return Before Taxes                         -15.79%             -14.90%
  Return After Taxes on Distributions(2)      -15.79%             -14.90%
  Return After Taxes on Distributions
   and Sale of Portfolio Shares                -9.70%             -11.47%

  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

  MSCI EAFE Index(3)                          -15.94%             -13.18%
  Lipper Average(4)                           -16.67%             -11.90%

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES AND OVERALL EXPENSE LIMITATIONS, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS A SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE THAT REFLECTS STOCK PRICE MOVEMENTS IN EUROPE, AUSTRALASIA AND THE FAR EAST. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES.
(4) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE INTERNATIONAL FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES.

INTERNATIONAL VALUE FUND

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)

RETURN BEFORE TAXES                       1 YR             5 YRS              SINCE INCEPTION
  Class A shares                              -23.93%          -2.75%           -.24% (since 9-23-96)
  Class B shares                              -24.51%          -2.68%           -.19% (since 9-23-96)
  Class C shares                              -22.10%          -2.68%           -.33% (since 9-23-96)

  CLASS Z SHARES

  Return Before Taxes                 -19.75%  -1.52%           6.22% (since 11-5-92)
  Return After Taxes on
   Distributions(2)                   -19.93%  -2.23%           5.40% (since 11-5-92)
  Return After Taxes on
   Distributions and Sales of
   Series Shares(2)                   -12.13%  -1.14%           5.03% (since 11-5-92)

  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

  MSCI EAFE Index(3)                 -15.94%  -2.63%
  Lipper Average(4)                  -16.67%  -2.89%


(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES (WHICH WAS A CONTRACTUAL WAIVER UNTIL OCTOBER 31, 2003), THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS Z SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MCSI) EAFE-REGISTERED TRADEMARK-INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE THAT REFLECTS STOCK PRICE MOVEMENTS IN EUROPE, AUSTRALASIA AND THE FAR EAST. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES. MSCI EAFE-REGISTERED TRADEMARK- INDEX RETURNS SINCE INCEPTION OF EACH CLASS ARE -1.80% FOR CLASS A, -1.80% FOR CLASS B, -1.80% FOR CLASS C AND 4.09% FOR CLASS Z SHARES.
(4) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE INTERNATIONAL FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE -.62% FOR CLASS A, -.62% FOR CLASS B, -.62% FOR CLASS C AND 4.95% FOR CLASS Z SHARES.
     SOURCE: LIPPER, INC.

                       INVESTMENT OBJECTIVES AND POLICIES

    If the transaction is approved, the shareholders of International Equity Fund will become shareholders of International Value Fund. The following information compares the investment objectives and policies of the Funds.

INVESTMENT OBJECTIVES

    International Equity Fund's investment objective is capital appreciation. International Value Fund's investment objective is long-term growth of capital through investments in equity securities of foreign issuers. The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the relevant Fund. There can be no assurance that International Equity Fund or International Value Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

    Both International Equity Fund and International Value Fund seek to achieve their investment objective through similar, but not identical investment strategies. International Equity Fund seeks to achieve its investment objective by normally investing at least 80% of its investable assets in stocks and securities convertible into stocks of companies in at least three different foreign countries. International Value Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the common stock and preferred stock of foreign companies in at least three foreign countries, without limit as to the amount of Fund assets that may be invested in any single country. Neither Fund is required to, and neither Fund does, concentrate its investments in a specific geographic region of the world. As of June 30, 2003 approximately 99% of International Equity Fund's net assets were invested in stocks of foreign companies and approximately 99% of International Value Fund's net assets were invested in stocks of foreign companies.

    Historically, International Equity Fund has experienced a much higher portfolio turnover rate than International Value Fund. The higher portfolio turnover of International Equity Fund (75% for the Fund's most recent fiscal year) as compared to International Value Fund's turnover (35% over the Fund's most recent fiscal year) can result in higher brokerage commissions and other transaction costs and can affect performance. This can also result in a greater amount of distributions that may be taxable as ordinary income rather than as long-term capital gains.

    In determining which securities to buy, the subadviser of each Fund (Lazard for International Equity Fund, and BIAM for International Value Fund) follow a value type of strategy. This means that each adviser looks for companies that it believes are undervalued, given the issuer's financial and business outlook. When the subadviser believes that the security is no longer undervalued, or that it cannot maintain its current price, it may sell the security.

    International Equity Fund and International Value Fund each invest primarily in common stock and also invest in other equity-related securities, which include preferred stock or securities that may be converted to or exchanged for common stock, such as convertible securities, like rights and warrants. Each Fund may also invest in American Depositary Receipts (ADRs), which are certificates -- usually issued by a U.S. bank or trust company -- that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. Each of the Funds may invest all of its assets in securities of foreign issuers, and each Fund intends to continue investing primarily in the securities of foreign issuers. Investments in foreign securities present specific risks, including the exposure to economies and political systems that may not be as stable as those in the U.S. Each Fund is also subject to also currency risk -- the risk that changing values of foreign currencies could adversely impact the Funds' returns. In addition, each Fund may also invest in emerging market securities. Investing in emerging market securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. Emerging market securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.

    Each of the Funds may invest in various derivatives strategies in order to try to improve returns. These derivative instruments include futures, options, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile.

    Each Fund may also invest in debt or fixed income obligations. These obligations can produce income for each Fund. International Equity Fund may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by Moody's Investors Service, Inc. (Moody's) or by Standard & Poor's Ratings Services (S&P) or the equivalent by another major rating service (NRSRO). International Value Fund may invest in "investment-grade" commercial paper and bonds. Bonds are "investment grade" if they have received one of the four highest quality ratings determined by Moody's, S&P, or another NRSRO. Obligations rated in the fourth category by an NRSRO may have speculative characteristics and are subject to a greater risk of loss of principal and interest. In addition, International Value Fund may invest in obligations that are not rated, but which International Value Fund's investment adviser believes to be of comparable quality to investment grade bonds, and International Value Fund may also invest up to 5% of its assets in lower-rated instruments that are more speculative in nature, including high-yield or "junk" bonds.

    Each Fund may also invest in money market instruments. Money market instruments include the commercial paper and short-term obligations of U.S. and foreign corporations, banks and governments and their agencies. In response to adverse market, economic or political conditions, each Fund may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits a Fund's ability to achieve its investment objective, but can help to preserve a Fund's assets when the markets are unstable.

                   COMPARISON OF OTHER POLICIES OF THE FUNDS

DIVERSIFICATION

    Each of the Funds is a diversified fund. This means that, with respect to 75% of the value of each Fund's total assets, such Fund invests in cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities, securities of other investment companies and "other securities." The "other securities" are subject to the requirement that not more than 5% of total assets of a Fund will be invested in the securities of a single issuer and that a Fund will not hold more than 10% of any single issuer's outstanding voting securities.

    The Funds may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

BORROWING, ISSUING SENIOR SECURITIES AND PLEDGING ASSETS

    Neither Fund may issue senior securities, borrow money or pledge assets except as permitted under the 1940 Act Laws, Interpretations and Exemptions (which generally permits borrowing from banks in amounts not exceeding one third of the value of a fund's total assets). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions or forward currency exchange contracts, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and obligations of the Fund to Trustees/Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

LENDING

    Both Funds may lend assets to brokers, dealers and financial institutions. Both Funds may make loans, including through loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, as permitted by the 1940 Act Laws, Interpretations and Exemptions (which generally limits loans of portfolio securities to one third of the value of a fund's total assets). For purposes of this limitation and consistent with the Fund's investment objective, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

ILLIQUID SECURITIES

    Both Funds may invest in illiquid securities, including securities with legal or contractual restrictions on transfer, those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS

    Although PI and each subadviser normally invest assets according to both Fund's investment strategy, there are times when a Fund may temporarily invest up to 100% of its assets in money market instruments in response to adverse market, economic or political conditions. A Fund could fail to achieve its investment objective in the event that a Fund invests a significant portion of its assets in money market instruments.

    For more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.

DERIVATIVE STRATEGIES

    Both Funds may use derivative strategies to try to improve the Fund's returns or hedging techniques to try to protect its assets. Derivatives, such as futures, options, foreign currency forward contracts, options on futures and swaps, involve costs and can be volatile. With derivatives, the subadviser is trying to predict whether the underlying investment -- a security, market index, currency, interest rate or some other asset, rate or index -- will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Neither Fund can guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

INVESTMENT RESTRICTIONS

    The Funds have substantially similar fundamental investment restrictions.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Both Funds are subject to the risks normally associated with funds that invest in equity-related securities, including securities of foreign issuers. As described above, each Fund has similar investment objectives, policies and permissible investments.

    Each Fund normally invests primarily in the common stock of foreign companies. As of June 30, 2003, International Equity Fund invested approximately 96% of its total assets in common stock. As of June 30,

2003, International Value Fund invested approximately 99% of its total assets in common stock. Investments in common stock expose each Fund to the following risks:

    - Individual stocks could lose value;

    - The equity markets could go down, resulting in a decline in value of the Funds' investments;

    - Companies that normally pay dividends may not do so if they do not have profits or adequate cash flow; and

    - Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Funds' investments.

    The Funds may invest in companies of any size. Smaller companies, in particular, are subject to the following risks:

    - Smaller companies are more likely to reinvest earnings and not pay dividends;

    - Changes in interest rates may affect the securities of smaller companies more than the securities of larger companies; and

    - Securities of smaller companies may be less liquid than the securities of larger companies.

    In addition, because the Funds may invest all of their assets in foreign securities, and presently do invest substantially all of their assets in foreign securities, the Funds are also subject to the following risks:

    - Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.;

    - Currency risk -- the risk that changing values of foreign currencies can cause losses;

    - Foreign securities may be less liquid than U.S. stocks and bonds;

    - Differences in foreign laws, accounting standards and public information and custody and settlement practices may result in less reliable information on foreign investments and involve more risk; and

    - Investments in emerging markets securities are subject to greater volatility and price declines.

    Both Funds may use investment strategies -- such as derivatives -- that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset their underlying positions and this could result in losses to the Funds that would not otherwise have occurred.

    Both Fund may invest in illiquid securities. Illiquid securities may be difficult to value precisely or may be difficult to sell at the time or price desired.

    Both Funds may also invest in fixed-income obligations, which are subject to credit risk, market risk and interest rate risk.

    International Value Fund may also occasionally invest up to 5% of its assets in lower-rated instruments that are more speculative, including high-yield or "junk" bonds, whose values are more likely to react to developments affecting market or credit risk than higher-rated debt obligations, which react primarily to movements in the general level of interest rates. In particular, "junk" bond investments may increase or decrease in value due to an issuer's financial condition.

    Like any mutual fund, an investment in either International Equity Fund or International Value Fund could lose value. For a more complete discussion of the risks associated with any of these Funds, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Fund's Prospectus.

                     OPERATIONS OF INTERNATIONAL VALUE FUND
                           FOLLOWING THE TRANSACTION

    Neither PI nor BIAM expects International Value Fund to revise its investment policies as a result of the transaction. Neither PI nor BIAM anticipate any significant changes to International Value Fund's management or general investment approach. The agents that provide International Value Fund with services, such as its Custodian and Transfer Agent, which also provide these services to International Equity Fund, are not expected to change.

    All of the current investments of International Equity Fund are permissible investments for International Value Fund. Nevertheless, PI may sell securities held by International Equity Fund or BIAM may sell securities held by International Value Fund between shareholder approval and the Effective Time of the transaction as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the merger. Transaction costs associated with such adjustments will be borne by the Fund that incurred them. Transaction costs associated with such adjustments that occur after the Effective Time will be borne by International Value Fund.

              PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

PURCHASING SHARES

    The price to buy one share of a class of each Fund is that class's net asset value, or NAV, plus, in the case of Class A and Class C shares, a front-end sales charge. Each Fund offers Class A, Class B, and Class C shares. The International Value Fund also offers Class Z shares. Each Fund imposes the same sales charge on Class A shares (5% of the Class A shares' offering price for purchases under $1 million). The sales charges imposed by Class B and Class C shares of International Value Fund are also identical to those charged by International Equity Fund. In the case of Class B shares, only a contingent deferred sales charge (CDSC) is charged (5% for Class B Shares decreasing annually) while Class C shares are sold with a 1% front-end load (subject to the certain exceptions) and a 1% CDSC (for shares redeemed within 18 months of purchase). In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. Class Z shares of International Value Fund are sold without a front-end sales charge or CDSC, but are offered exclusively for sale to a limited group of investors. If the transaction is approved, you will receive the same class of shares in International Value Fund as you own in International Equity Fund, as applicable, without the imposition of sales charges.

    The Class A (in certain circumstances), Class B or Class C shares you will receive in the transaction are subject to the identical CDSC as is applicable to your International Equity Fund investment. In other words, the CDSC will be calculated from the first day of the month after your purchase of shares of International Equity Fund, exclusive of any time during which you may have been invested in a money market fund. Similarly, the purchase of Class B shares of International Equity Fund will be used for calculating the time period for the automatic conversion of any Class B shares you receive in the transaction to Class A shares.

    Shares in the Funds are purchased at the next NAV calculated after your investment is received and accepted, plus any applicable sales charge. Each Fund's NAV is normally calculated once each business day as of the close of regular trading on the New York Stock Exchange (usually, 4:00 p.m., New York time). Refer to each Fund's Prospectus for more information regarding how to buy shares.

REDEEMING SHARES

    Your shares will be sold at the next NAV determined after your order to sell is received, less any applicable CDSC imposed on Class A (in certain circumstances), Class B and Class C shares. Refer to each Fund's Prospectus for more information regarding how to sell shares. If shareholders of World Fund approve the proposed charter amendments, World Fund's Board will be entitled to subtract a redemption or other fee as well.

MINIMUM INVESTMENT REQUIREMENTS

    For each Fund, the minimum initial investment amount is $1,000 for Class A shares and Class B shares, and $2,500 for Class C shares.

PURCHASES AND REDEMPTIONS OF INTERNATIONAL EQUITY FUND

    At the close of business on July 31, 2003, International Equity Fund closed to new accounts pending the transaction with International Value Fund. Shareholders of International Equity Fund may redeem shares through the Effective Time of the transaction. If the transaction is approved, the purchase and redemption policies will be the same as the applicable policies of International Value Fund.

EXCHANGES OF FUND SHARES

    The exchange privilege currently offered by International Value Fund is the same as for International Equity Fund and is not expected to change after the transaction. Shareholders of the Funds may exchange their shares for shares of the same class of any other JennisonDryden or Strategic Partners Mutual Funds. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Special Money Market Fund, Inc. During the time you are invested in Special Money Market Fund, Inc., the period of time during which your CDSC is calculated is frozen. Refer to each Fund's Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Both Funds distribute substantially all of their net investment income and net capital gains to shareholders each year. Both Funds declare dividends, if any, annually. At or before the Effective Time, International Equity Fund shall declare additional dividends or other distributions in order to distribute substantially all of its investment income and realized capital gains for its taxable year ending upon completion of the transaction.

                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION

    The Agreement describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, the form of which is attached as Attachment A to this Proxy Statement.

    The Agreement contemplates that International Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, International Value Fund at the Effective Time and International Value Fund will be the surviving Fund. Each whole and fractional Class A share of International Equity Fund will be exchanged for whole and fractional Class A shares of equal net asset value of International Value Fund. Each whole and fractional Class B share of International Equity Fund will be exchanged for whole and fractional Class B shares of equal net asset value of International Value Fund. Each whole and fractional Class C share of International Equity Fund will be exchanged for whole and fractional Class C shares of equal net asset value of International Value Fund. If requested, International Value Fund will issue certificates representing its shares, but only upon surrender of certificates for shares of International Equity Fund.

    Immediately after the closing of the transaction, each former International Equity Fund shareholder will own shares of International Value Fund equal to the aggregate net asset value of that shareholder's shares of International Equity Fund immediately prior to the closing of the transaction. The net asset value per share of International Value Fund will not be affected by the transaction. Thus, the transaction will not result in a dilution of the pecuniary interests of shareholders of either Fund. However, the transaction will reduce the percentage ownership of each Fund's shareholders below such shareholder's current percentage of ownership in either International Value Fund or International Equity Fund.

    All assets, rights, privileges, powers and franchises of International Equity Fund, and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in International Value Fund without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of International Equity Fund, shall be thereafter effectively the property of International Value Fund as they were of International Equity Fund. International Value Fund generally will be responsible for all of the liabilities and obligations of International Equity Fund. The value of the assets and liabilities of International Equity Fund will be determined at the Effective Time, using the valuation procedures set forth in the Prospectus and Statement of Additional Information for International Equity Fund. The net asset value of a share of International Value Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information and in the charter of World Fund.

    Any transfer taxes payable upon issuance of shares of International Value Fund in a name other than that of the registered holder of the shares on the books of International Equity Fund, as of that time, will be payable by the person to whom such shares are to be issued as a condition of such transfer.

    The completion of the transaction is subject to a number of conditions set forth in the Agreement, some of which may be waived by either party to the Agreement. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE TRANSACTION

    The Board of Trustees (the Board) of Strategic Partners Style Specific Funds has determined that the transaction is in the best interests of the shareholders of International Equity Fund and that the transaction will not result in a dilution of the pecuniary interests of shareholders of International Equity Fund.

    In considering the transaction, the Board considered a number of factors that it believes benefits the shareholders of International Equity Fund. The Board considered that, following the transaction, the shareholders of International Equity Fund will remain invested in a mutual fund which has the same, or similar investment objective, policies and restrictions, and similar investment techniques, including that both Funds are focused on securities of foreign issuers. In considering the relative past and current growth in assets of the Funds and future prospects for International Value Fund, the Board considered that the assets of International Equity Fund have declined significantly over the past several years due to the negative performance of the Fund and the fact that, because International Value Fund is a much larger fund it has built an investment portfolio that has greater flexibility to implement its primary investment objective of long-term growth of capital through investment in equity securities of foreign issuers. The Board also considered the relative expense ratios of the Funds, including that each share class of International Equity Fund has higher net and gross annual operating expenses than the corresponding share class of International Value Fund and that, although the management fee rate is higher for International Value Fund, the proposed transaction will result in what are expected to be overall lower gross expenses. The Board also considered that, because International Value Fund is a much larger fund than International Equity Fund, it will provide a larger asset base over which fixed expenses can be spread, resulting in anticipated lower expenses, thus putting International Value Fund in a position to be better able to attract investors and build an investment portfolio that can effectively pursue its objective at a reasonable cost to shareholders. The Board considered that the exchange of shares pursuant to the transaction will not result in taxable gain or loss for U.S. federal income tax purposes for its shareholders. The Board also considered the fact that the Funds have similar policies with respect to purchases, redemptions, exchanges and distributions.

    The Board of Directors of World Fund has also determined that the transaction is in the best interests of shareholders of International Value Fund and that the transaction will not result in a dilution of the pecuniary interests of shareholders of International Value Fund.

    PI recommended the transaction to the Board of each Fund at meetings held on July 25, 2003. In recommending the transaction, PI advised the Boards that the Funds have similar investment objectives, policies and investment portfolios.


    The Board of Style Specific Funds considered that if the transaction is approved, although the management fee paid by International Value Fund is higher than the management fee paid by International Equity Fund, shareholders of International Equity Fund, regardless of the class of shares they own, should realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment. Although the Distributor of International Equity Fund has contractually agreed to waive a portion of the distribution and service
(Rule 12b-1) fee for Class A shares for that Fund's current fiscal year, THERE CAN BE NO ASSURANCE THAT THE WAIVER WILL CONTINUE THEREAFTER OR, IF CONTINUED, THAT THE AMOUNT OF SUCH WAIVER WOULD NOT BE REDUCED. Further, International Value Fund is not subject to the same expense limitation currently applicable to International Equity Fund.


DESCRIPTION OF THE SECURITIES TO BE ISSUED

    World Fund, of which International Value Fund is a series, was incorporated in Maryland on February 28, 1984. It is registered with the Commission as an open-end management investment company. World Fund is authorized to issue up to
1.5 billion of shares of common stock, $.01 par value per share, equally divided into three series, including International Value Fund (500 million authorized shares). The authorized shares of International Value Fund are further divided into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock (Class Z shares will not be issued in connection with the transaction). Each class of common stock represents an interest in the same assets of International Value Fund and is identical in all respects except that:

    - each class is subject to different sales charges and distribution and/or service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

    - each class has a different exchange privilege;

    - only Class B shares have a conversion feature whereby Class B shares automatically convert to Class A shares, and

    - Class Z shares are offered exclusively for sale to a limited group of investors.

    Shares of International Value Fund, when issued and paid for are fully paid and nonassessable. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in International Value Fund's Prospectus.

    World Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of two-thirds of the outstanding shares of World Fund entitled to vote in the election of Directors may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of shares entitled to vote at the meeting.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The transaction is intended to qualify for U.S. federal income tax purposes as a reorganization under the Code. It is a condition to each Fund's obligation to complete the transaction that the Funds will have received an opinion from Shearman & Sterling LLP, counsel to the International Equity Fund, based upon representations made by International Equity Fund and International Value Fund, and upon certain assumptions, substantially to the effect that:

    1. The acquisition by International Value Fund of the assets of International Equity Fund in exchange solely for voting shares of International Value Fund and the assumption by International Value Fund of the liabilities of International Equity Fund, if any, followed by the distribution of the International Value Fund shares acquired by International Equity Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and International Equity Fund and International Value Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    2. The shareholders of International Equity Fund will not recognize gain or loss upon the exchange of all of their shares of International Equity Fund solely for shares of International Value Fund, as described above and in the Agreement;

    3. No gain or loss will be recognized by International Equity Fund upon the transfer of its assets to International Value Fund in exchange solely for Class A, Class B, and Class C shares of International Value Fund and the assumption by International Value Fund of the liabilities of International Equity Fund, if any. In addition, no gain or loss will be recognized by International Equity Fund on the distribution of such shares to the shareholders of International Equity Fund;

    4. No gain or loss will be recognized by International Value Fund upon the acquisition of the assets of International Equity Fund in exchange solely for shares of International Value Fund and the assumption of the liabilities of International Equity Fund, if any;

    5. International Value Fund's tax basis for the assets acquired from International Equity Fund will be the same as the tax basis of these assets when held by International Equity Fund immediately before the transfer, and the holding period of such assets acquired by International Value Fund will include the holding period of these assets when held by International Equity Fund;

    6. International Equity Fund's shareholders' tax basis for the shares of International Value Fund to be received by them pursuant to the reorganization will be the same as their tax basis in International Equity Fund shares exchanged therefor; and

    7. The holding period of International Value Fund shares to be received by the shareholders of International Equity Fund will include the holding period of their International Equity Fund shares exchanged provided such International Equity Fund shares were held as capital assets on the date of the exchange.

    An opinion of counsel does not have the effect of a private letter ruling from the Internal Revenue Service (the "IRS") and is not binding on the IRS or any court. If the transaction is consummated but fails to qualify as a "reorganization" within the meaning of section 368 of the Code, the transaction would be treated as a taxable sale of assets by the International Equity Fund to the International Value Fund followed by a taxable liquidation of the International Equity Fund, and the shareholders of the International Equity Fund would recognize a taxable gain or tax loss equal to the difference between their adjusted tax basis in the shares of the International Equity Fund and the fair market value of the shares of the International Value Fund received in exchange therefor.

    The shareholders of the International Equity Fund that receive the shares of the International Value Fund pursuant to the transaction may incur taxable gain attributable to unrealized gains of the International Value Fund in the year that the International Value Fund realizes and distributes such gains. This will be true notwithstanding that the value of the shares of the International Value Fund received by such shareholders pursuant to the transaction reflected the appreciation in value attributable to such unrealized gains at the time of the transaction.

    To the extent that the International Equity Fund has loss carryforwards at the time of the transaction, the shareholders of the International Equity Fund may not be able to benefit from such loss carryforwards after the transaction.

    Shareholders of International Equity Fund should consult their tax advisers regarding the tax consequences to them of the transaction in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the transaction, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the transaction.

CONCLUSION

    The Agreement was approved by the Board of Trustees of Style Specific Funds on behalf of International Equity Fund and was also approved by the Board of Directors of World Fund, on behalf of International Value Fund, at meetings held on July 25, 2003. The Board of each Fund determined that the transaction is in the best interests of shareholders of its respective Fund and that the interests of existing shareholders of International Equity Fund and International Value Fund, as the case may be, would not be diluted as a result of the transaction. If the shareholders of International Equity Fund do not approve the transaction, or if the transaction is not completed, International Equity Fund will continue to engage in business as a registered investment company and the Board of Trustees of Style Specific Funds will consider other proposals for International Equity Fund, including proposals for the reorganization or liquidation of the Fund.

             ADDITIONAL INFORMATION ABOUT INTERNATIONAL VALUE FUND

    International Value Fund's Prospectus dated December 30, 2002, as supplemented to date, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about International Value Fund, including its investment objective and policies, manager, investment adviser, advisory fees and expenses, organization and procedures for purchasing and redeeming shares. The Prospectus also contains International Value Fund's financial highlights for the fiscal period ended October 31, 2002, which are incorporated into this Proxy Statement by reference. The audited financial statements of International Value Fund are included in the Fund's Annual Report dated October 31, 2002, which is also enclosed with this Proxy Statement. The unaudited financial highlights of International Value Fund for the six-month period ended April 30, 2003 are incorporated by reference to the International Value Fund's Semi-Annual Report dated April 30, 2003. The Semi-Annual Report also includes the unaudited financial statements of International Value Fund and is also enclosed with this Proxy Statement.

                                 MISCELLANEOUS

LEGAL MATTERS

    The validity of shares of International Value Fund to be issued pursuant to the Agreement will be passed upon by Piper Rudnick LLP, Maryland counsel to Prudential World Fund, Inc.

INDEPENDENT AUDITORS

    The audited financial statements of International Equity Fund and International Value Fund, incorporated by reference into the Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent auditors, whose reports thereon are included in the Annual Reports to Shareholders for International Equity Fund's fiscal year ended July 31, 2003 and International Value Fund's fiscal year ended October 31, 2002. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

    International Equity Fund and International Value Fund are each subject to the Investment Company Act of 1940, as amended (the 1940 Act), and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy and information statements, proxy material and other information can be inspected and copied at the Public Reference Room in

Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise International Equity Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS

    Style Specific Funds is not required to hold regular annual meetings and, in order to minimize costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulatory policy or if otherwise deemed advisable by its Board. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting. If the proposal is approved at the Meeting, there will likely not be any future shareholder meetings of International Equity Fund.

    The by-laws of World Fund provide that the Fund will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors of World Fund not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of International Equity Fund knows of no business to be presented at the Meeting other than the proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should be properly brought before the meeting, the proxies will vote according to their best judgment in the interest of International Equity Fund, taking into account all relevant circumstances.

                                          By order of the Board of Trustees of
                                          Style Specific Funds

                                          /s/ Lori E. Bostrom

                                          LORI E. BOSTROM

                                          SECRETARY


November 13, 2003


        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    Agreement and Plan of Reorganization (Agreement) made as of the [  ] day of
       , 2003 by and between Strategic Partners Style Specific Funds (Style Specific Funds), on behalf of its series, Strategic Partners International Equity Fund (International Equity Fund), and Prudential World Fund, Inc. (World
Fund), on behalf of its series, Strategic Partners International Value Fund (International Value Fund) (International Equity Fund and International Value Fund, collectively, the Funds and each individually, a Fund). Style Specific Funds is a statutory trust formed under the laws of the State of Delaware. World Fund is a corporation organized under the laws of the State of Maryland. International Equity Fund and International Value Fund each maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of International Equity Fund are divided into three classes, designated Class A, Class B and Class C. Shares of International Value Fund are divided into four classes, designated as Class A, Class B, Class C and Class Z.

    This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended (Internal Revenue Code) and the regulations thereunder. Upon receipt of such representations from each of the Funds as Shearman & Sterling LLP may require, Shearman & Sterling LLP will deliver the opinion referenced in paragraph 8.5 herein. The reorganization will comprise the transfer of all of the assets of International Equity Fund, in exchange solely for shares of common stock of International Value Fund, and International Value Fund's assumption of International Equity Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of International Value Fund to the shareholders of International Equity Fund, in termination of International Equity Fund as provided herein, all upon the terms and conditions as hereinafter set forth.

    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. TRANSFER OF ASSETS OF INTERNATIONAL EQUITY FUND IN EXCHANGE FOR SHARES OF INTERNATIONAL VALUE FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF INTERNATIONAL EQUITY FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Style Specific Funds, on behalf of its International Equity Fund, agrees to sell, assign, transfer and deliver International Equity Fund's assets, as set forth in paragraph 1.2, to World Fund, on behalf of its International Value Fund, and World Fund, on behalf of its International Value Fund, agrees (a) to issue and deliver to Style Specific Funds, on behalf of its International Equity Fund, in exchange therefor the number of shares of International Value Fund determined by dividing the net asset value of International Equity Fund allocable to Class A, Class B and
Class C shares of common stock (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class A, Class B and Class C shares, respectively, of International Value Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of International Equity Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

    1.2 The assets of International Equity Fund to be acquired by World Fund, on behalf of its International Value Fund, shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by International Equity Fund and any deferred or prepaid expenses shown as assets on the books of International Equity Fund on the closing date provided in paragraph 3 (Closing
Date). World Fund, on behalf of its International Value Fund, has no plan or intent to sell or otherwise dispose of any assets of International Equity Fund, other than in the ordinary course of business.

    1.3 Except as otherwise provided herein, World Fund, on behalf of its International Value Fund, will assume from International Equity Fund all debts, liabilities, obligations and duties of International Equity Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Style Specific Funds, on behalf of its International Equity Fund, agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

    1.4 On or immediately prior to the Closing Date, Style Specific Funds, on behalf of its International Equity Fund, will declare and pay to International Equity Fund's shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code.

    1.5 On the Closing Date, or as soon thereafter as is conveniently practicable, Style Specific Funds, on behalf of its International Equity Fund, will distribute PRO RATA to International Equity Fund's Class A, Class B and Class C shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, and Class C shares of International Value Fund received by Style Specific Funds, on behalf of its International Equity Fund, pursuant to paragraph 1.1 in exchange for their interest in International Equity Fund. Such distribution will be accomplished by opening accounts on the books of International Value Fund in the names of International Equity Fund shareholders and transferring thereto the shares credited to the account of Style Specific Funds, on behalf of its International Equity Fund, on the books of International Value Fund. Each account opened shall be credited with the respective PRO RATA number of International Value Fund Class A, Class B and Class C shares due International Equity Fund's Class A, Class B and Class C shareholders, respectively. Fractional shares of International Value Fund shall be rounded to the third decimal place. All issued and outstanding shares of International Equity Fund will simultaneously be cancelled on the books of International Equity Fund. As soon as practicable after the consummation of the reorganization, International Equity Fund will be dissolved and terminated as a series of Style Specific Funds, but in any event no later than twelve months following the Closing Date (the Termination Date).

    1.6 World Fund, on behalf of its International Value Fund, shall not issue certificates representing its shares in connection with such exchange. With respect to any International Equity Fund shareholder holding International Equity Fund share certificates as of the Closing Date, until World Fund, on behalf of its International Value Fund, is notified by International Equity Fund's transfer agent that such shareholder has surrendered his or her outstanding International Equity Fund share certificates or, in the event of lost, stolen or destroyed share certificates, posted adequate bond or submitted a lost certificate form, as the case may be, World Fund, on behalf of its International Value Fund, will not permit such shareholder to (1) receive dividends or other distributions on International Value Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on International Value Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange International Value Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds to the extent such an exchange would be otherwise permitted, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on International Value Fund shares in cash as provided in the preceding sentence, World Fund, on behalf of its International Value Fund, shall pay such dividends or other distributions in additional International Value Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of International Equity Fund. Style Specific Funds, on behalf of its International Equity Fund, will, at its expense, request its shareholders to surrender their outstanding International Equity Fund share certificates, post adequate bond or submit a lost certificate form, as the case may be.

    1.7 Ownership of International Value Fund shares will be shown on the books of World Fund's transfer agent. Shares of International Value Fund will be issued in the manner described in World Fund's Articles of Incorporation and any amendments thereto (the Charter) and International Value Fund's then-current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of shares of International Value Fund in a name other than the registered holder of the shares being exchanged on the books of International Equity Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9 Any reporting responsibility with the Securities and Exchange Commission (SEC or the Commission) or any state securities commission of Style Specific Funds, on behalf of its International Equity Fund, is, and shall remain, the responsibility of Style Specific Funds, on behalf of its International Equity Fund, up to and including the Termination Date.

    1.10 All books and records of International Equity Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (Investment Company Act), and the rules and regulations thereunder, shall be available to World Fund, on behalf of its International Value Fund, from and after the Closing Date and shall be turned over to World Fund, on behalf of its International Value Fund, on or prior to the Termination Date.

    2.  VALUATION

    2.1 The value of International Equity Fund's assets and liabilities to be acquired and assumed, respectively, by World Fund, on behalf of its International Value Fund, shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., New York time), on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Style Specific Funds' then-current Agreement and Declaration of Trust (Declaration of Trust), prospectus and statement of additional information.

    2.2 The net asset value of Class A, Class B and Class C shares of International Value Fund shall be the net asset value for Class A, Class B and Class C shares computed as of the Valuation Time, using the valuation procedures set forth in International Value Fund's then-current prospectus and statement of additional information, and the World Fund's then-current Charter.

    2.3 The number of International Value Fund shares to be issued (including fractional shares, if any) in exchange for International Equity Fund's net assets shall be calculated as set forth in paragraph 1.1.

    2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments LLC (PI) in accordance with its regular practice as manager of the Funds and pursuant to the applicable Charter or Declaration of Trust.

    3.  CLOSING AND CLOSING DATE

    3.1  The Closing Date shall be        , 2003 or such later date as the
parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of World Fund or at such other place as the parties may agree.

    3.2 State Street Bank and Trust Company (State Street), as custodian for International Equity Fund, shall deliver to World Fund, on behalf of its International Value Fund, at the Closing a certificate of an authorized officer of State Street stating that (a) International Equity Fund's portfolio securities, cash and any other assets have been transferred in proper form to World Fund, on behalf of its International Value

Fund, on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of International Equity Fund and of the net asset value per share of International Value Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4 Style Specific Funds, on behalf of its International Equity Fund, shall deliver to World Fund, on behalf of its International Value Fund, on the Closing Date or as soon thereafter as is conveniently practicable, the names and addresses of International Equity Fund's shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Transfer Agent of International Equity Fund. World Fund, on behalf of its International Value Fund, shall issue and deliver to Style Specific Funds, on behalf of its International Equity Fund, at the Closing a confirmation or other evidence satisfactory to Style Specific Funds, on behalf of its International Equity Fund, that shares of International Value Fund have been or will be credited to International Equity Fund's account on the books of the International Value Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES

    4.1 Style Specific Funds, on behalf of its International Equity Fund, represents and warrants as follows:

        4.1.1 International Equity Fund is a separate series of Style Specific Funds, a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own all of its properties and assets and to carry on its business as it is now being conducted;

        4.1.2 Style Specific Funds is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.1.3 The execution, delivery and performance of this Agreement by Style Specific Funds, on behalf of its International Equity Fund, will not result in the violation of any provision of the Declaration of Trust or By-Laws of Style Specific Funds or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Style Specific Funds, on behalf of its International Equity Fund, is a party or by which Style Specific Funds, on behalf of itself or its International Equity Fund, is bound;

        4.1.4 All material contracts or other commitments to which Style Specific Funds, on behalf of its International Equity Fund, or the properties or assets of International Equity Fund, is subject, or by which Style Specific Funds, on behalf of its International Equity Fund, is bound, except this Agreement, will be terminated on or prior to the Closing Date without Style Specific Funds, on behalf of itself or its International Equity Fund, or World Fund, on behalf of itself or its International Value Fund, incurring any liability or penalty with respect thereto;

        4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against Style Specific Funds which asserts liability on the part of its International Equity Fund or any of its properties or assets, except as previously disclosed to World Fund, on behalf of its International Value Fund. Style Specific Funds, on behalf of its International Equity Fund, knows of no facts that might form the basis for the institution of such proceedings, and Style Specific Funds, on behalf of its International Equity Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of International Equity Fund or the ability of Style Specific Funds, on behalf of its International Equity Fund, to consummate the transactions herein contemplated;

        4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of International Equity Fund at July 31, 2003 and for the year then ended (copies of which have been furnished to World Fund, on behalf of its International Value Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, cash flows, changes in net assets and financial highlights of International Equity Fund as of and for the period ended on such date, and there are no material known liabilities of International Equity Fund (contingent or otherwise) not disclosed therein;

        4.1.7 Since July 31, 2003, there has not been any material adverse change in International Equity Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by or on behalf of International Equity Fund, of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by World Fund, on behalf of its International Value Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;

        4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of International Equity Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the knowledge of Style Specific Funds, on behalf of its International Equity Fund, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.1.9 For each past taxable year since it commenced operations, each of Style Specific Funds and International Equity Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Style Specific Funds, on behalf of its International Equity Fund, has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.1.10 All issued and outstanding shares of International Equity Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of International Equity Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to World Fund, on behalf of its International Value Fund, in accordance with the provisions of paragraph 3.4. International Equity Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have the conversion feature described in International Equity Fund's current prospectus;

        4.1.11 At the Closing Date, Style Specific Funds, on behalf of its International Equity Fund, will have good and marketable title to the assets to be transferred to World Fund, on behalf of its International Value Fund, pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, World Fund, on behalf of its International Value Fund, will acquire good and marketable title thereto;

        4.1.12 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of Style Specific Funds and by all necessary corporate action of Style Specific Funds and, subject to approval by the shareholders of its International Equity Fund, this Agreement constitutes a valid and binding obligation of Style Specific Funds, on behalf of its International Equity Fund, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        4.1.13 The information furnished and to be furnished by Style Specific Funds, on behalf of its International Equity Fund, for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.1.14 On the effective date of the registration statement filed with the SEC by World Fund on Form N-14 relating to the shares of International Value Fund issuable thereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of International Equity Fund and on the Closing Date, the Proxy Statement of International Equity Fund, the Prospectus of International Value Fund and the Statements of Additional Information of both Funds to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the applicable provisions and regulations of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by World Fund, on behalf of its International Value Fund, for use therein.

    4.2 World Fund, on behalf of its International Value Fund, represents and warrants as follows:

        4.2.1 International Value Fund is a separate series of World Fund, which is a corporation duly organized and validly existing under the laws of the State of Maryland with the power to own all of its properties and assets and to carry on its business as it is now being conducted;

        4.2.2 World Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration, and the registration of its shares under the 1933 Act, is in full force and effect;

        4.2.3 The execution, delivery and performance of this Agreement by World Fund, on behalf of its International Value Fund, will not result in the violation of any provision of the Charter or By-Laws of World Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which World Fund, on behalf of its International Value Fund, is a party or by which World Fund, on behalf of its International Value Fund, is bound;

        4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against World Fund which asserts liability on the part of its International Value Fund or any of its properties or assets, except as previously disclosed in writing to Style Specific Funds, on behalf of its International Equity Fund. World Fund, on behalf of its International Value Fund, knows of no facts that might form the basis for the institution of such proceedings, and World Fund, on behalf of its International Value Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of International Value Fund or the ability of World Fund, on behalf of its International Value Fund, to consummate the transactions herein contemplated;

        4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of International Value Fund at October 31, 2002 and for the year then ended (copies of which have been furnished to Style Specific Funds, on behalf of its International Equity
    Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, cash flows, changes in net assets and financial highlights of International Value Fund as of and for the period ended on such date, and there are no known material liabilities of International Value Fund (contingent or otherwise) not disclosed therein;

        4.2.6 Since October 31, 2002, there has not been any material adverse change in International Value Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by World Fund, on behalf of its International Value Fund, of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Style Specific Funds, on behalf of its International Equity Fund. For the purposes of this paragraph 4.2.6, a decline in net asset value, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of International Value Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the knowledge of World Fund, on behalf of its International Value Fund, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.2.8 For each past taxable year since it commenced operations, World Fund and International Value Fund have met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, World Fund, on behalf of its International Value Fund, has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.2.9 All issued and outstanding shares of International Value Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, and in similar Agreements with Prudential Europe Growth Fund, Inc., and Prudential Pacific Growth Fund, Inc., International Value Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class B shares which have a conversion feature described in International Value Fund's current prospectus;

        4.2.10 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of World Fund and this Agreement constitutes a valid and binding obligation of World Fund, on behalf of its International Value Fund, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        4.2.11 The shares of International Value Fund to be issued and delivered to Style Specific Funds, on behalf of its International Equity Fund, pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of International Value Fund and will be fully paid and non-assessable;

        4.2.12 The information furnished and to be furnished by World Fund, on behalf of its International Value Fund, for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of International Equity Fund and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions and regulations of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations promulgated thereunder, (ii) with respect to the Registration Statement, at the time it becomes effective, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by or on behalf of International Equity Fund, for use therein.

    5. COVENANTS OF STYLE SPECIFIC FUNDS, ON BEHALF OF ITS INTERNATIONAL EQUITY FUND, AND WORLD FUND, ON BEHALF OF ITS INTERNATIONAL VALUE FUND

    5.1 Style Specific Funds, on behalf of its International Equity Fund, and World Fund, on behalf of its International Value Fund, each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.3, 1.4 or 4.1.4 hereof.

    5.2 Style Specific Funds, on behalf of its International Equity Fund, covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the Investment Company Act).

    5.3 Style Specific Funds, on behalf of its International Equity Fund, covenants that International Value Fund shares to be received by Style Specific Funds, on behalf of its International Equity Fund, in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Style Specific Funds, on behalf of its International Equity Fund, covenants that it will assist World Fund, on behalf of its International Value Fund, in obtaining such information as World Fund, on behalf of its International Value Fund, reasonably requests concerning the beneficial ownership of International Equity Fund's shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Style Specific Funds, on behalf of its International Equity Fund, covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

    5.7 Style Specific Funds, on behalf of its International Equity Fund, covenants that it will, from time to time, as and when requested by World Fund, on behalf of its International Value Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as World Fund, on behalf of its International Value Fund, may deem necessary or desirable in order to vest in and confirm to World Fund, on behalf of its International Value Fund, title to and possession of all the assets of International Equity Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8 As soon as is reasonably practicable after the Closing Date, Style Specific Funds, on behalf of its International Equity Fund, will make a distribution to its shareholders consisting of the shares of International Value Fund received at the Closing.

    5.9 World Fund, on behalf of its International Value Fund, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of World Fund's Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.10 World Fund, on behalf of its International Value Fund, covenants that it will, from time to time, as and when requested by Style Specific Funds, on behalf of its International Equity Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Style Specific Funds, on behalf of its International Equity Fund, may deem necessary or desirable in order to
(i) vest in and confirm to Style Specific Funds, on behalf of its International Equity Fund, title to and possession of all the shares of International Value Fund to be transferred to Style Specific Funds, on behalf of its International Equity Fund, pursuant to this Agreement and (ii) assume all of International Equity Fund's liabilities in accordance with this Agreement.

    6. CONDITIONS PRECEDENT TO OBLIGATIONS OF STYLE SPECIFIC FUNDS, ON BEHALF OF ITS INTERNATIONAL EQUITY FUND

    The obligations of Style Specific Funds, on behalf of its International Equity Fund, to consummate the transactions provided for herein shall be subject to the performance by World Fund, on behalf of its International Value Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of World Fund, on behalf of its International Value Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 World Fund, on behalf of its International Value Fund, shall have delivered to Style Specific Funds, on behalf of its International Equity Fund, on the Closing Date a certificate executed in World Fund's name by its President or a Vice President in form and substance satisfactory to Style Specific Funds, on behalf of its International Equity Fund, and dated as of the Closing Date, to the effect that the representations and warranties of World Fund, on behalf of its International Value Fund, in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Style Specific Funds, on behalf of its International Equity Fund, shall reasonably request.

    6.3 Style Specific Funds, on behalf of its International Equity Fund, shall have received on the Closing Date a favorable opinion from Sullivan & Cromwell LLP, counsel to World Fund, dated as of the Closing Date, to the effect that:

        6.3.1 World Fund is duly incorporated and is an existing corporation in good standing under the laws of the State of Maryland with power under its Charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as a registered investment company; and International Value Fund is a duly established series of the capital stock of World Fund;

        6.3.2 This Agreement has been duly authorized, executed and delivered by World Fund, on behalf of its International Value Fund, and, assuming due authorization, execution and delivery by Style Specific Funds, on behalf of its International Equity Fund, constitutes a valid and legally binding obligation of World Fund, on behalf of its International Value Fund, enforceable against World Fund, on behalf of International Value Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        6.3.3 When the shares of International Value Fund to be distributed to International Equity Fund shareholders under this Agreement are issued sold, and delivered as contemplated by this Agreement for the consideration stated in this Agreement, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of International Value Fund will have any pre-emptive right under Maryland law to subscribe for or purchase such shares; and

        6.3.4 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by World Fund, on behalf of its International Value Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by World Fund, on behalf of its International Value Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state securities laws.

    With respect to all matters in Section 6.3 relating to Maryland law, such counsel shall be entitled to state that they have relied upon the opinion of Maryland Counsel, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Maryland Counsel.

    7. CONDITIONS PRECEDENT TO OBLIGATIONS OF WORLD FUND, ON BEHALF OF INTERNATIONAL VALUE FUND

    The obligations of World Fund, on behalf of its International Value Fund, to complete the transactions provided for herein shall be subject to the performance by Style Specific Funds, on behalf of its International Equity Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of Style Specific Funds, on behalf of its International Equity Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2 Style Specific Funds, on behalf of its International Equity Fund, shall have delivered to World Fund, on behalf of its International Value Fund, on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Style Specific Funds.

    7.3 Style Specific Funds, on behalf of its International Equity Fund, shall have delivered to World Fund, on behalf of its International Value Fund, on the Closing Date a certificate executed in its name by the President or a Vice President of Style Specific Funds, in form and substance satisfactory to World Fund, on behalf of its International Value Fund, and dated as of the Closing Date, to the effect that (a) the representations and warranties of Style Specific Funds, on behalf of its International Equity Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, (b) that this Agreement was approved by the requisite shareholder vote, and (c) as to such other matters as World Fund, on behalf of its International Value Fund, shall reasonably request.

    7.4 On or immediately prior to the Closing Date, Style Specific Funds, on behalf of its International Equity Fund, shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, of International Equity Fund for all completed taxable years from the inception of the Fund through the Closing Date.

    7.5 World Fund, on behalf of its International Value Fund shall have received on the Closing Date a favorable opinion from Shearman & Sterling LLP, counsel to Style Specific Funds, dated as of the Closing Date, to the effect that:

        7.5.1 Style Specific Funds is duly formed and validly existing statutory trust in good standing under the laws of the State of Delaware with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as a registered investment company;

        7.5.2 This Agreement has been duly authorized, executed and delivered by Style Specific Funds, on behalf of its International Equity Fund, and, assuming due authorization, execution and delivery by World Fund, on behalf of its International Value Fund, constitutes a valid and legally binding obligation of Style Specific Funds, on behalf of its International Equity Fund, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        7.5.3 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by Style Specific Funds, on behalf of its International Equity Fund under the federal laws of the United States, or the laws of the State of Delaware for the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the Investment Company Act, and such as may be required under state securities laws;

    With respect to all matters in Section 7.5 relating to Delaware law, such counsel shall be entitled to state that, with the approval of World Fund, on behalf of its International Value Fund, they have relied upon the opinion of Delaware Counsel, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Delaware Counsel.

    8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS

    The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Trustees of Style Specific Funds and the Board of Directors of World Fund, which shall include determinations set forth in Rule 17a-8(a) under the Investment Company Act,

(b) the Board of Directors of World Fund as to the assumption by International Value Fund of the liabilities of International Equity Fund and the issuance of shares of International Value Fund and (c) the holders of the outstanding shares of International Equity Fund in accordance with the provisions of the Investment Company Act and Style Specific Funds' Declaration of Trust, and certified copies of the resolutions evidencing such approvals shall have been delivered to World Fund, on behalf of its International Value Fund, and Style Specific Funds, on behalf of its International Equity Fund, as applicable.

    8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by World Fund, on behalf of its International Value Fund, or Style Specific Funds, on behalf of its International Equity Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of International Value Fund or International Equity Fund, provided that either party hereto may for itself waive any part of this condition.

    8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    8.5 Style Specific Funds, on behalf of its International Equity Fund, and World Fund, on behalf of its International Value Fund, shall have received on or before the Closing Date an opinion of Shearman & Sterling LLP satisfactory to each such Fund, substantially to the effect that for federal income tax purposes:

        8.5.1 The acquisition by International Value Fund of the assets of International Equity Fund in exchange solely for voting shares of International Value Fund and the assumption by International Value Fund of International Equity Fund's liabilities, if any, followed by the distribution of International Value Fund's voting shares by International Equity Fund PRO RATA to its shareholders, as a liquidating distribution and constructively in exchange for their International Equity Fund shares, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and International Equity Fund and International Value Fund each will be "a party to a reorganization" within the meaning of
    Section 368(b) of the Internal Revenue Code;

        8.5.2 International Equity Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B or Class C shares of International Value Fund solely in exchange for and in cancellation of the International Equity Fund shares as described above and in the Agreement;

        8.5.3 No gain or loss will be recognized by International Equity Fund upon the transfer of its assets to International Value Fund in exchange solely for Class A, Class B or Class C shares of International Value Fund and the assumption by International Value Fund of International Equity Fund's liabilities, if any. In addition, no gain or loss will be recognized by International Equity Fund on the distribution of such shares to the International Equity Fund shareholders;

        8.5.4 No gain or loss will be recognized by International Value Fund upon the acquisition of International Equity Fund's assets in exchange solely for Class A, Class B or Class C shares of International Value Fund and the assumption of International Equity Fund's liabilities, if any;

        8.5.5 International Value Fund's tax basis in the assets acquired from International Equity Fund will be the same as the tax basis thereof when held by International Equity Fund immediately before the transfer, and the holding period of such assets acquired by International Value Fund will include the holding period thereof when held by International Equity Fund immediately before the transfer;

        8.5.6 International Equity Fund shareholders' tax basis in the Class A, Class B or Class C shares of International Value Fund to be received by them pursuant to the reorganization will be the same as their tax basis in the Class A, Class B or Class C shares of International Equity Fund to be constructively surrendered in exchange therefor; and

        8.5.7 The holding period of International Value Fund shares to be received by International Equity Fund shareholders will include the period during which International Equity Fund shares to be constructively surrendered in exchange therefor were held; provided such International Equity Fund shares were held as capital assets by those shareholders on the date of the exchange.

    In rendering this opinion, such counsel may rely as to certain matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4.

    8.6 Style Specific Funds, on behalf of its International Equity Fund, and World Fund, on behalf of its International Value Fund, shall have agreed on the number of full and fractional shares of International Value Fund to be issued in connection with this Agreement after such number has been calculated in accordance with Section 1.1.

    9.  FINDER'S FEES AND EXPENSES

    9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be borne by International Equity Fund.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1  This Agreement constitutes the entire agreement between the Funds.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION

    Either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

    11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3 A mutual written agreement of Style Specific Funds, on behalf of its International Equity Fund, and World Fund, on behalf of its International Value Fund.

    In the event of any such termination, there shall be no liability for damages on the part of either Fund or any Director or Trustee or officer of World Fund or Style Specific Funds.

    12.  AMENDMENT

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Style Specific Funds, on behalf of its International Equity Fund, pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of International Value Fund to be distributed to

International Equity Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 Attention: Marguerite E. H. Morrison.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    15.  NO PERSONAL LIABILITY

    Under the laws of Maryland, the shareholders of International Value Fund have no personal liability for the debts or obligations of World Fund, as a result of their status as shareholders. In certain circumstances a shareholder may be liable to a director for contribution to the extent that the shareholder accepted knowingly a distribution made in violation of the World Fund's Charter or of Section 2-311 of the Corporations and Associations Article of the Annotated Code of Maryland.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.

                                Strategic Partners Style Specific Funds, on behalf of Strategic Partners International Equity Fund

                                By:
                                      ------------------------------------------
                                                     Judy A. Rice
                                                      President

                                Prudential World Fund, Inc.,
                                on behalf of Strategic Partners International Value Fund

                                By:
                                      ------------------------------------------
                                                   Robert F. Gunia
                                                    Vice President

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS

Page
----
3     VOTING INFORMATION
6     Vote Required

6     APPROVAL OF THE TRANSACTION

6     SYNOPSIS
6     Investment Objectives and Policies
7     Investment Advisory Services
7     Expense Structures
8     Purchases, Redemptions, Exchanges and
        Distributions
8     Tax Considerations
8     Appraisal Rights
8     Potential Benefits from Transaction

8     THE PROPOSED TRANSACTION
9     Fund Operating Expenses
9     Shareholder Fees
10    Operating Expense Tables
11    Examples of the Effect of Fund
        Expenses
12    Pro Forma Capitalization
12    Forms of Organization
13    Form of Ownership
13    Extraordinary Transactions
13    Stockholder Meetings
15    Amendments to Charter/Declaration
16    Amendment of By-Laws
16    Number of Board Members
16    Removal of Board Members
16    Board Vacancies
16    Limitation on Liability of Directors
        and Officers
16    Indemnification of Directors,
        Officers, Employees and Agents
17    Indemnification of Stockholders
17    Derivative Actions
17    Redemption Fees
17    Termination and Dissolution
18    Performance
19    Performance Comparisons of the Funds

21    INVESTMENT OBJECTIVES AND POLICIES
21    Investment Objectives
21    Principal Investment Strategies

Page
----

22    COMPARISON OF OTHER POLICIES OF THE
        FUNDS
22    Diversification
22    Borrowing, Issuing Senior Securities
        and Pledging Assets
23    Lending
23    Illiquid Securities
23    Temporary Defensive Investments
23    Derivative Strategies
23    Investment Restrictions

23    COMPARISON OF PRINCIPAL RISK FACTORS

25    OPERATIONS OF INTERNATIONAL VALUE FUND
        FOLLOWING THE TRANSACTION

25    PURCHASES, REDEMPTIONS, EXCHANGES AND
        DISTRIBUTIONS
25    Purchasing Shares
25    Redeeming Shares
26    Minimum Investment Requirements
26    Purchases and Redemptions of
        International Equity Fund
26    Exchanges of Fund Shares
26    Dividends and Other Distributions

26    THE PROPOSED TRANSACTION
26    Agreement and Plan of Reorganization
27    Reasons for the Transaction
28    Description of the Securities to be
        Issued
28    U.S. Federal Income Tax Considerations
30    Conclusion

30    ADDITIONAL INFORMATION ABOUT
        INTERNATIONAL VALUE FUND

30    MISCELLANEOUS
30    Legal Matters
30    Independent Accountants
30    Available Information
31    Notice To Banks, Broker-Dealers and
        Voting Trustees and Their Nominees

31    SHAREHOLDER PROPOSALS

31    OTHER BUSINESS

A-1   ATTACHMENT A: Form of Agreement and
        Plan of Reorganization.

ENCLOSURES: Annual Report of International Value Fund for the fiscal year ended October 31, 2002 and Semi-Annual Report of International Value Fund dated
April 30, 2003. Prospectus of International Value Fund dated December 30, 2002.

            STRATEGIC PARTNERS INTERNATIONAL VALUE FUND, A SERIES OF
                          PRUDENTIAL WORLD FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852


                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED NOVEMBER 13, 2003


                 STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND,
              A SERIES OF STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852


    This Statement of Additional Information specifically relates to the proposed transaction (Transaction) between Strategic Partners International Equity Fund (International Equity Fund), a series of Strategic Partners Style Specific Funds (Style Specific Funds) and Strategic Partners International Value Fund (International Value Fund), a series of Prudential World Fund, Inc. (World
Fund) under which International Equity Fund will transfer all of its assets to, and all of its liabilities will be assumed by, International Value Fund. International Value Fund will be the surviving corporation, and each whole and fractional share of International Equity Fund shall be exchanged for whole and fractional shares of equal net asset value of International Value Fund to occur on December 31, 2003, or such later date as the parties may agree. This Statement of Additional Information consists of this cover page and the following described documents, each of which are included herein unless noted otherwise:



     1. Statement of Additional Information of International Value Fund dated December 30, 2002. (incorporated by reference)



     2. Statement of Additional Information of International Equity Fund, dated October 2, 2003. (incorporated by reference)


     3. Annual Report of International Value Fund for the fiscal year ended October 31, 2002.

     4. Annual Report of International Equity Fund for the fiscal year ended July 31, 2003.

     5. Semi-Annual Report of International Value Fund for the six month period ended April 30, 2003. The Semi-Annual Report (which is unaudited) reflects all adjustments which, in the opinion of management of International Value Fund, are necessary to a fair statement of the results for the six month period ended April 30, 2003.


    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated
November 13, 2003, relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from International Value Fund without charge by writing or calling International Value Fund at the address or phone number listed above.


                              FINANCIAL STATEMENTS


    The Annual Report of International Value Fund for the fiscal year ended October 31, 2002 and the Annual Report of International Equity Fund for the fiscal year ended July 31, 2003 each including audited financial statements, the notes thereto and the report of their independent auditors thereon, are included herein. The Semi-Annual Report of International Value Fund for the six month period ended April 30, 2003 and the notes thereto is also included herein.

ANNUAL REPORT
OCTOBER 31, 2002

Prudential
International Value Fund

FUND TYPE
International stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(LOGO) Prudential Financial

Prudential World Fund, Inc.     Prudential International Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential International Value Fund's (the Fund) investment objective is long-term growth of capital. The Fund invests primarily in stocks of companies located outside the United States. We use a value investment style to find stocks selling at low prices compared with their earnings to seek long-term growth of capital. There are special risks associated with foreign investments, including political, economic, and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration

Expressed as a percentage of
net assets as of 10/31/02
     46.6%    Continental Europe
     30.0     United Kingdom
     13.4     Japan
      8.8     Pacific Basin (excl. Japan)
      1.2     Cash & Equivalents

Geographic concentration is subject
to change.

Ten Largest Holdings

Expressed as a percentage of
net assets as of 10/31/02
     3.8%    Nestle SA
             Food Products & Services
     3.6     TotalFinaElf SA
             Oil & Gas Services
     3.4     Canon, Inc.
             Office Equipment & Supplies
     3.0     Aventis SA
             Drugs & Healthcare
     2.9     GlaxoSmithKline PLC
             Drugs & Healthcare
     2.9     Barclays PLC
             Financial Services
     2.7     Lloyds TSB Group PLC
             Financial Services
     2.7     Diageo PLC
             Food Products & Services
     2.6     UBS AG
             Banks
     2.6     Shell Transport & Trading Co. PLC
             Oil & Gas Services

Holdings are subject to change.

                                  www.prudential.com  (800) 225-1852

Annual Report     October 31, 2002

Cumulative Total Returns(1)     As of 10/31/02

                                                 Since
                        One Year  Five Years  Inception(2)
Class A                 -15.07%     -7.60%       4.59%
Class B                 -15.77     -11.14       -0.26
Class C                 -15.70     -11.02       -0.12
Class Z                 -14.91      -6.52       85.93
MSCI EAFE(R) Index(3)   -13.21     -14.66        ***
Lipper International
 Funds Avg.(4)          -12.72     -12.25       ****

Average Annual Total Returns(1)     As of 9/30/02

                                                 Since
                        One Year  Five Years  Inception(2)
Class A                 -22.99%     -5.63%      -1.23%
Class B                 -23.43     -5.55        -1.15
Class C                 -21.08     -5.55        -1.29
Class Z                 -18.72     -4.42         5.74

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
(2)Inception dates: Class A, B, and C, 9/23/96; Class Z, 11/5/92. (3)The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. (4)The Lipper Average is unmanaged, and is based on the average return of all funds in each share class for the one-year, five-year, and since inception periods in the Lipper International Funds category. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside the United States. The returns for the MSCI EAFE(R) Index and Lipper Average would be lower if they included the effect of sales charges, operating expenses, or taxes. Investors cannot invest directly in an index. ***MSCI EAFE(R) Index Since Inception returns are -11.62% for Class A, B, and C, and 48.73% for Class Z. ****Lipper Average Since Inception returns are -2.85% for Class A, B, and C, and 65.66% for Class Z.

(LOGO) Prudential Financial            December 10, 2002

DEAR SHAREHOLDER,
The 12-month period ended October 31, 2002 was disappointing for stock investors. At the beginning of the period in the wake of the terrorist attacks, interest-rate reductions in the United States and Europe spurred hopes that the global economy would recover quickly. Signs of greater economic activity encouraged that optimism. Soon, however, a series of bankruptcies, indictments, earnings disappointments, conflicting economic signs, and the possibility of war with Iraq threw the stock markets into a steep and broadening decline.

The MSCI EAFE(R) Index--a measure of the returns of stocks in other developed markets of the world--held up slightly better than the S&P 500 Index. Although the Prudential International Value Fund trailed the MSCI EAFE(R) Index, it performed in line with U.S. stocks. The Fund also trailed the Lipper International Funds Average--a measure of its peers' performance. On the following pages, the Fund's investment adviser describes its strategy and the results in this difficult market.

The past two and a half years have been challenging for equity investors. We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.


Sincerely,


David R. Odenath, Jr., President
Prudential World Fund, Inc./Prudential International Value Fund

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Prudential World Fund, Inc.     Prudential International Value Fund

Annual Report     October 31, 2002

INVESTMENT ADVISER'S REPORT

OVERVIEW OF MARKET
From the beginning of the Fund's fiscal year in November 2001 through May 2002, the stock markets of economically developed countries hovered uncertainly. However, in June 2002, investors began to pull back from the equity markets generally. Stocks in every economic sector shared in a very steep decline through the end of September, although a rebound in October recovered some ground.

THE FINANCIAL SECTOR WAS HIT FROM SEVERAL DIRECTIONS
We had a substantial commitment to the financial sector because of its recent strong growth and share prices that were low compared with other stocks. The consumer market for financial services is expanding because of the trend from defined benefit pension plans, in which the plan sponsor guarantees a return, to defined contribution and personal investment plans similar to the 401(k) in the United States. In the corporate market, the fall of trade barriers in Europe and increasing globalization have led to consolidation in many industries, with mergers and acquisitions creating firms that can compete across national borders. We believe that these are irreversible trends.

However, during this reporting period, the slow pace of economic growth around the world, the poor equity markets, and the impact of natural disasters and terrorist acts squeezed the profits of financial firms in several ways. Rising credit concerns have forced lending companies to make greater provisions for bad debts. The poor equity market has meant that many firms won't issue shares, so the fees for managing security issuance have almost disappeared. Moreover, because of the uncertain economic environment and because it is much harder to estimate a company's value, fees from merger and acquisition activity also dropped. Asset management fees were squeezed both by the falling value of equity assets under management and by withdrawals from investment accounts. Finally, some insurance companies have had to make large payments to victims of terrorist attacks, asbestos, or European floods.

Prudential World Fund, Inc.     Prudential International Value Fund

Annual Report     October 31, 2002

Financial services firms are generally required by regulations to maintain a certain level of capital to ensure that they can meet their obligations. With the unusual demands on their funds, capital adequacy has been a critical issue in the insurance and banking industries. Many companies have had to raise capital by issuing shares in the poor market, further depressing prices in the sector.

Our financial holdings detracted significantly from return, including ING Groep (Netherlands), Swiss Reinsurance (Switzerland), Allianz (Germany), AXA (France), and Prudential PLC (United Kingdom). ING had the largest impact of our financial holdings. It is a significant global insurer that has become the world's largest through acquisitions. ING was affected by an increase in provisions for bad debt and lower asset management fees. Swiss Reinsurance, which had the second largest impact, was hurt by huge claims in 2001.

We focused on financial companies with what we believe are strong balance sheets and significant market shares. We believe they will be among the leaders as the financial sector consolidates. At current share prices, many have dividend yields of about 4% to 6%, higher than the yield on medium-term bonds. In a low-growth, low-inflation environment, the contribution that dividends make to an investor's total return can be substantial. By and large, the troubles that hit their stocks over the past 12 months have been short-term and industrywide, not company-specific. Two banks--National Australia Bank (Australia) and UBS (Switzerland)--were exceptions and among the largest positive contributors to return. National Australia benefited from the strong growth of the Australian economy, the strongest developed economy in the world during this period. It also sold a troubled U.S. mortgage subsidiary. UBS's focus on private investors kept its exposure to problems in corporate banking small. Its recent acquisition of PaineWebber reinforced this focus.

                                  www.prudential.com  (800) 225-1852

SLOW FDA APPROVALS HURT DRUG STOCKS
The Fund also had a substantial commitment to the pharmaceutical sector because it is a growth sector that is generally less exposed to an economic slowdown than the financial and technology sectors. However, during this reporting period, the U.S. Food and Drug Administration (FDA), which was without a commissioner for more than two years, appeared to many observers to have slowed the pace of drug approvals in the United States. At the same time, many companies faced impending patent expirations. The prices of stocks of research-oriented drug companies fell. The Fund's positions in GlaxoSmithKline (United Kingdom), Aventis (France--see Comments on Largest Holdings for both), and AstraZeneca (United Kingdom) detracted from return.

We believe the issues that brought share prices down were temporary. The new FDA commissioner may improve the drug approval rate. The demographic trend--the aging of the large baby boom generation--is becoming increasingly favorable. Valuations--share prices in relation to earnings and book value--are as low now as they have been since 1994. We think these are good value investments.

RETURN ON INVESTMENT IN WIRELESS WAS DELAYED
The telecommunications sector was severely damaged in 2000 when European auctions of wireless bandwidth--space on the radio spectrum-- for third generation (3G) services produced extravagant bids. Third generation services, including multimedia transmissions, Internet access, and interactive data communication, offer enormous potential for growth. However, the large initial outlays weakened the balance sheets of wireless service companies. Then technical obstacles delayed the introduction of 3G handsets and any return on investments in 3G. The result was a sharp decline in profitability and a prolonged and steep drop in share prices for these companies.

Prudential World Fund, Inc.     Prudential International Value Fund

Annual Report     October 31, 2002

We think that the survivors in this industry will be the companies with strong balance sheets and large enough markets to recover their start-up costs. Our holdings include the global leader Vodafone (United Kingdom) as well as Telefonica (Spain), Telecom Italia (Italy), and NTT DoCoMo (Japan). Among the equipment companies making handsets and wireless infrastructure, we still hold Nokia (Finland), the global leader, but we sold our positions in Alcatel (France) and Ericsson (Sweden) because of concern about the strength of their balance sheets. All of these holdings detracted to some extent from return in this reporting period.

The first introductions of 3G handsets are beginning shortly, but commercial usage is unlikely before 2004. In the meantime, 2.5G technology (which supports some of the new features) will allow new uses such as camera phones to boost demand for data services.

CONSUMER STOCKS ROSE
Consumer spending was the healthiest part of the global economy during this period, and consumer stocks reflected sound corporate earnings prospects. The Fund has positions in a broad range of these firms precisely because we wished to reduce our exposure to the economic cycle. The largest contribution came from Unilever (United Kingdom), a global household products company. It has been focusing on growth, pruning its brands from about 1,600 to approximately 400 core brands that were producing about 80% of its sales and profits. It is meeting its targets for improved margins by closing factories and reducing its work force. Despite the poor equity markets, Unilever had a 40% rise in share price over the reporting period.

The food and beverage companies Diageo (United Kingdom), Nestle
(Switzerland--see Comments on Largest Holdings), Cadbury Schweppes (United Kingdom), Heineken (Netherlands), and Fosters Group
(Australia) also contributed to return. The auto company BMW (Germany) significantly outperformed its peers with rising unit sales driven by technical excellence and its prestige brand.

                                  www.prudential.com  (800) 225-1852

The largest detractor from return over this period was the giant food retailer and wholesaler Ahold (Netherlands). Weakness in its Latin American and Eastern European operations forced it to substantially pull back its earnings forecasts for 2002. Its shares fell by more than 50% over our reporting period. Ahold derives 65% of its revenues from the U.S. market where its purchase of US Foodservice makes it the second largest food wholesaler. Following the large decline in its share price, its shares are priced at only 8.4 times its 2002 earnings per share, and its dividend yield is 6.3%. These are compelling values and we continue to hold the stock.

Nintendo (Japan) was another consumer stock that fared poorly over this period. This year, the intense competition with Sony and Microsoft has kept prices down in the gaming system market. A projected downturn in consumer spending also pulled down profit forecasts. Nintendo's strong balance sheet--net cash equal to more than a quarter of its market capitalization--indicates that it has the resources to survive and grow. It is in a business that is growing rapidly and where the costs of production are very low. Once game development costs are recovered, profitability is expected to rise rapidly.

Vivendi (France), an entertainment media company, significantly detracted from returns. We bought the stock because its shares were selling for less than the value of all its parts. We became concerned about Vivendi's weak financial position and the credibility of its CEO, who has since left the company. We began reducing our position near the beginning of our fiscal year and sold the last part of our holding by the end of July. Other investors shared our concerns, and Vivendi's share price declined over much of this period, making it one of the Fund's worst performers.

OIL COMPANIES WERE GOOD INVESTMENTS
The slowing global economy reduced the revenues and profits of major integrated oil companies, but this was a short-term impact on a long-term growth story. We hold the more efficient companies. They earn a significant return on capital even when oil is only $15 a barrel, well below either

Prudential World Fund, Inc.     Prudential International Value Fund

Annual Report     October 31, 2002

today's prices or OPEC's targets. Above that level, they produce a substantial cash flow that can be used to expand their businesses or be returned to shareholders.

Our holdings all had above-average share price gains over the period. ENI (Italy) was among the largest contributors to return. It has one of the fastest sales growth rates of the major oil companies, and is achieving economies from the integration of a recent acquisition. It also is strong in natural gas in Italy where a change in regulations improved profitability. TotalFinaElf (France--see Comments on Largest Holdings) and Petrochina (China) also made positive contributions to return.

LOOKING AHEAD
Share prices have fallen a long way because of the uncertain economic and geopolitical situation. There have clearly been more cases of misleading accounting and unsuspected financial weakness than most investors expected. We have taken a hard look at our holdings, and sold those where we thought there were significant potential financial or accounting issues.

In our view, shares generally are now reasonably priced or even slightly inexpensive (at least in Europe), given current earnings. We think a rise in share prices will have to be driven by convincing indications that profits will rise. We expect the shares of companies whose earnings have been consistent to benefit more than most from any improvement in the equity markets. We've focused the portfolio on companies that have been reliable earners.

Prudential International Value Fund Management Team
                                  www.prudential.com  (800) 225-1852

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/02

3.8%    Nestle SA/Food Products & Services
        Nestle, which recently acquired Ralston Purina, has targeted 4% annual revenue growth. It has focused on reducing costs, steadily improving its operating margins. Its free cash flow affords it flexibility to pay down debt and/or fund further acquisitions. While Nestle's price/earnings multiple is currently in line with those of its peers, we believe that its superior growth prospects warrant a premium.

3.6%    TotalFinaElf SA/Oil & Gas Services
        TotalFinaElf has superior growth in its development and production businesses, in our view, and cost-saving benefits from the Elf merger. It is divesting its non-core businesses and using the cash to buy back stock. Its management has set aggressive, but we believe realistic, performance targets. With a low debt/equity ratio (around 30%), its shares sell at a lower multiple of earnings than those of the very largest oil companies, and we expect that gap to narrow.

3.4%    Canon, Inc./Office Equipment & Supplies
        Canon is the world leader in copiers. It also makes printers, fax machines, cameras, and other optical equipment. Seventy percent of its sales are outside Japan. It has a strong record of innovation, spending 8% of its revenues on research and development. This has paid off in a higher rate of patent registrations than any other company. It is expected to report its third straight year of record profits.

3.0%    Aventis SA/Drugs & Healthcare
        Aventis sold its agrochemical business in the first quarter of 2002 to focus on its pharmaceutical business. It has targeted 25% to 30% growth in earnings in 2002 and 2003. It is eliminating unprofitable products, and has instituted a cost-saving program. Concern about generic competition for its lead drug, Allegra, has pulled down its share price. Even in our worst-case scenario, we expect earnings to grow by more than 20%.

2.9%    GlaxoSmithKline PLC/Drugs & Healthcare
        GlaxoSmithKline, the second largest drug company in the world by sales, has leading positions in a diverse group of products. Its share price fell to about 15% below its peer group because of concerns about its medium-term pipeline and threats to its patents--issues that its management team, which we believe is strong, has been addressing. With 8,000 U.S. sales representatives and a large research and development budget, the firm is an attractive partner for biotechnology companies. It is aggressively buying back its shares to raise its earnings per outstanding share.

        Holdings are subject to change.

ANNUAL REPORT
OCTOBER 31, 2002

Prudential
International Value Fund

FINANCIAL STATEMENTS

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2002

Shares         Description                                           Value (Note 1)
--------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.8%
Common Stocks
--------------------------------------------------------------------------------------
Australia  3.7%
     463,787   Brambles Industries, Ltd.                             $    1,763,277
     802,540   Foster's Group, Ltd.                                       2,115,785
     192,395   National Australia Bank, Ltd.                              3,670,156
     393,909   News Corp., Ltd.                                           2,326,209
     414,214   Westpac Banking Corp., Ltd.                                3,264,558
                                                                     --------------
                                                                         13,139,985
--------------------------------------------------------------------------------------
Finland  1.1%
     240,653   Nokia Oyj                                                  4,087,230
--------------------------------------------------------------------------------------
France  8.9%
     176,385   Aventis SA                                                10,559,215
     331,056   Axa                                                        4,940,699
      43,272   Lafarge SA                                                 3,447,519
      91,923   TotalFinaElf SA                                           12,662,661
                                                                     --------------
                                                                         31,610,094
--------------------------------------------------------------------------------------
Germany  6.2%
      19,274   Allianz AG                                                 2,024,786
     173,373   Bayer AG                                                   3,289,657
     177,350   Bayerische Motoren Werke (BMW) AG                          6,331,551
      46,751   Deutsche Bank AG                                           2,041,753
     189,299   E.ON AG                                                    8,492,199
                                                                     --------------
                                                                         22,179,946
--------------------------------------------------------------------------------------
Hong Kong  2.8%
     477,000   Cheung Kong Holdings, Ltd.                                 3,165,075
     385,000   Hong Kong Electric Holdings, Ltd.                          1,564,859
  14,936,000   PetroChina Co., Ltd. (Class H)                             2,796,033
     401,000   Sun Hung Kai Properties, Ltd.                              2,498,825
                                                                     --------------
                                                                         10,024,792
--------------------------------------------------------------------------------------
Ireland  0.2%
      61,319   CRH PLC                                                      778,497

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
Italy  3.9%
     571,005   Eni SpA                                               $    7,927,963
     746,183   Telecom Italia SpA                                         5,926,433
                                                                     --------------
                                                                         13,854,396
--------------------------------------------------------------------------------------
Japan  13.4%
      39,750   Acom Co., Ltd.                                             1,229,755
     325,000   Canon, Inc.                                               11,991,239
     146,000   Fuji Photo Film Co., Ltd.                                  4,028,207
     432,000   Hitachi, Ltd.                                              1,689,124
     136,200   Honda Motor Co., Ltd.                                      4,880,720
      62,000   Hoya Corp.                                                 4,256,278
      40,300   Nintendo Co., Ltd.                                         3,881,766
       1,393   NTT DoCoMo, Inc.                                           2,569,815
      22,200   Rohm Co., Ltd.                                             2,796,155
      21,200   SMC Corp.                                                  1,678,610
      54,000   SONY Corp.                                                 2,322,986
     158,000   Takeda Chemical Industries, Ltd.                           6,564,734
                                                                     --------------
                                                                         47,889,389
--------------------------------------------------------------------------------------
Netherlands  10.2%
     438,572   ABN AMRO Holding N.V.                                      6,441,036
      71,396   Heineken N.V.                                              2,868,485
     539,189   ING Groep N.V.                                             9,018,708
     346,002   Koninklijke Ahold N.V.                                     4,351,671
     323,887   Koninklijke (Royal) Philips Electronics N.V.               5,805,582
     331,428   Reed Elsevier N.V.                                         4,132,269
     118,488   TPG N.V.                                                   1,919,691
      65,501   VNU N.V.                                                   1,758,535
                                                                     --------------
                                                                         36,295,977
--------------------------------------------------------------------------------------
Portugal  0.1%
     301,002   Electricidade de Portugal SA                                 459,054
--------------------------------------------------------------------------------------
South Korea  2.3%
      56,400   Kookmin Bank (ADR)                                         1,824,540

 12                                      See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      63,900   POSCO (ADR)                                           $    1,478,007
      33,601   Samsung Electronics Co., Ltd. (GDR)                        4,796,543
                                                                     --------------
                                                                          8,099,090
- -------------------------------------------------------------------------------------
Spain  3.3%
     882,475   Banco Santander Central Hispano SA                         5,409,619
     651,135   Telefonica SA (a)                                          6,177,464
                                                                     --------------
                                                                         11,587,083
- -------------------------------------------------------------------------------------
Switzerland  12.7%
      63,365   Nestle SA                                                 13,585,665
     200,373   Novartis AG                                                7,641,970
      88,089   Roche Holdings AG                                          6,235,851
     120,675   Swiss Re                                                   8,379,130
     197,031   UBS AG (a)                                                 9,389,801
                                                                     --------------
                                                                         45,232,417
- -------------------------------------------------------------------------------------
United Kingdom  30.0%
     170,663   3I Group PLC                                               1,332,341
   1,487,863   Barclays PLC                                              10,288,704
     173,453   Boots Co. PLC                                              1,614,634
     877,149   BP PLC                                                     5,626,427
     402,708   British America Tobacco PLC                                4,120,439
     581,582   Cadbury Schweppes PLC                                      3,785,121
     654,255   Compass Group PLC                                          2,899,295
     840,099   Diageo PLC                                                 9,469,780
     540,139   GlaxoSmithKline PLC (a)                                   10,309,577
     660,485   Hilton Group PLC                                           1,797,992
     490,810   HSBC Holdings PLC                                          5,467,249
     435,947   Kingfisher PLC                                             1,524,357
   1,133,253   Lloyds TSB Group PLC                                       9,751,356
     607,890   Prudential PLC                                             4,346,270
      96,602   RMC Group PLC                                                612,092
   1,413,612   Shell Transport & Trading Co. PLC                          9,084,128
     118,840   Smiths Group PLC                                           1,363,761
   1,109,965   Tesco PLC                                                  3,442,690
     894,665   Unilever PLC                                               8,839,125

    See Notes to Financial Statements                            13

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

Shares         Description                                           Value (Note 1)
- -----------------------------------------------------------------------------------------
   4,702,377   Vodafone Group PLC                                    $    7,559,181
     191,099   Wolseley PLC                                               1,599,513
     280,139   WPP Group PLC                                              1,899,932
                                                                     --------------
                                                                        106,733,964
                                                                     --------------
               Total long-term investments (cost $438,084,525)          351,971,914
                                                                     --------------
SHORT-TERM INVESTMENT  0.6%
Principal
Amount
(000)
- -----------------------------------------------------------------------------------------
Repurchase Agreement
$      2,037   Joint Repurchase Agreement Account,
                1.93%, 11/1/02
                (cost $2,037,000; Note 6)                                 2,037,000
                                                                     --------------
               Total Investments  99.4%
                (cost $440,121,525; Note 5)                             354,008,914
               Other assets in excess of liabilities  0.6%                2,113,444
                                                                     --------------
               Net Assets  100%                                      $  356,122,358
                                                                     --------------
                                                                     --------------

- ------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
GDR--Global Depository Receipt.
N.V.--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakeyhrio (Finland Stock Company).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
SpA--Societa per Azione (Italian Corporation).

 14                             See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of October 31, 2002 Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2002 was as follows:

Financial Services........................................................   13.4%
Food Products & Services..................................................   10.8
Oil & Gas Services........................................................   10.7
Drugs & Health Care.......................................................    9.8
Telecommunications........................................................    7.4
Electronics...............................................................    6.1
Banks.....................................................................    6.0
Insurance.................................................................    5.5
Office Equipment & Supplies...............................................    3.4
Automotive................................................................    3.1
Retail....................................................................    3.1
Utilities.................................................................    2.9
Chemicals.................................................................    2.8
Real Estate...............................................................    1.6
Beverages.................................................................    1.4
Building Products.........................................................    1.4
Publishing................................................................    1.2
Tobacco...................................................................    1.2
Media.....................................................................    1.1
Photography...............................................................    1.1
Toys......................................................................    1.1
Diversified Manufacturing.................................................    0.9
Transport Services........................................................    0.5
Advertising...............................................................    0.5
Leisure...................................................................    0.5
Diversified Operations....................................................    0.5
Distribution/Wholesale....................................................    0.4
Steel & Metals............................................................    0.4
Repurchase Agreement......................................................    0.6
                                                                            -----
                                                                             99.4%
Other assets in excess of liabilities.....................................    0.6%
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    See Notes to Financial Statements                                  15

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2002
- ----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $440,121,525)                           $354,008,914
Cash                                                                       2,439
Foreign currency, at value (cost $2,830)                                   2,853
Receivable for Series shares sold                                      1,631,132
Receivable for investments sold                                          816,529
Foreign tax reclaim receivable                                           853,360
Dividends and interest receivable                                        691,830
Other assets                                                               6,375
                                                                  ----------------
      Total assets                                                   358,013,432
                                                                  ----------------
LIABILITIES
Payable for Series shares reacquired                                   1,528,306
Accrued expenses                                                         137,910
Withholding taxes payable                                                 76,283
Management fee payable                                                    59,608
Distribution fee payable                                                  46,156
Unrealized depreciation on forward currency contracts                     42,354
                                                                  ----------------
      Total liabilities                                                1,890,617
                                                                  ----------------
NET ASSETS                                                          $356,122,815
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                             $    252,599
   Paid-in capital in excess of par                                  483,676,424
                                                                  ----------------
                                                                     483,929,023
   Undistributed net investment income                                 1,417,769
   Accumulated net realized loss on investments and foreign
      currency transactions                                          (43,145,384)
   Net unrealized depreciation on investments and foreign
      currencies                                                     (86,078,593)
                                                                  ----------------
Net assets, October 31, 2002                                        $356,122,815
                                                                  ----------------
                                                                  ----------------

 16                                            See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2002
- ----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($41,010,617 / 2,913,714 shares of common stock issued
      and outstanding)                                                    $14.08
   Maximum sales charge (5% of offering price)                               .74
                                                                  ----------------
   Maximum offering price to public                                       $14.82
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($37,636,439 / 2,744,949 shares of common stock issued
      and outstanding)                                                    $13.71
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($7,850,220 / 571,890 shares of common stock issued and
      outstanding)                                                        $13.73
   Sales charge (1% of offering price)                                       .14
                                                                  ----------------
   Offering price to public                                               $13.87
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($269,625,539 / 19,029,396 shares of common stock issued
      and outstanding)                                                    $14.17
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                17

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2002
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $1,004,480)      $    8,469,679
   Interest                                                               169,983
                                                                  ----------------
      Total income                                                      8,639,662
                                                                  ----------------
Expenses
   Management fee                                                       4,116,269
   Distribution fee--Class A                                              123,198
   Distribution fee--Class B                                              494,196
   Distribution fee--Class C                                               99,777
   Transfer agent's fees and expenses                                     947,000
   Custodian's fees and expenses                                          424,000
   Reports to shareholders                                                126,000
   Registration fees                                                       86,000
   Legal fees                                                              43,000
   Audit fee                                                               39,000
   Directors' fees                                                          9,000
   Miscellaneous                                                           13,047
                                                                  ----------------
      Total operating expenses                                          6,520,487
                                                                  ----------------
   Loan interest expense (Note 8)                                           3,025
                                                                  ----------------
      Total expenses                                                    6,523,512
                                                                  ----------------
Net investment income                                                   2,116,150
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            (40,633,628)
   Foreign currency transactions                                         (253,591)
                                                                  ----------------
                                                                      (40,887,219)
                                                                  ----------------
Net change in unrealized depreciation on:
   Investments                                                        (18,479,525)
   Foreign currencies                                                    (126,601)
                                                                  ----------------
                                                                      (18,606,126)
                                                                  ----------------
Net loss on investments and foreign currencies                        (59,493,345)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (57,377,195)
                                                                  ----------------
                                                                  ----------------

 18                                       See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Changes in Net Assets

                                                      Year Ended October 31,
                                                -----------------------------------
                                                      2002               2001
------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment income                         $    2,116,150     $     3,626,240
   Net realized gain (loss) on investment and
      foreign currency transactions                 (40,887,219)         45,886,455
   Net change in unrealized depreciation on
      investments and foreign currencies            (18,606,126)       (142,788,147)
                                                ----------------    ---------------
   Net decrease in net assets resulting from
      operations                                    (57,377,195)        (93,275,452)
                                                ----------------    ---------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                                --                  --
      Class B                                                --                  --
      Class C                                                --                  --
      Class Z                                          (466,174)                 --
                                                ----------------    ---------------
                                                       (466,174)                 --
                                                ----------------    ---------------
   Distributions from net realized capital
      gains
      Class A                                        (2,397,272)         (2,847,540)
      Class B                                        (2,425,149)         (3,546,156)
      Class C                                          (495,578)           (688,445)
      Class Z                                       (13,929,255)        (15,918,422)
                                                ----------------    ---------------
                                                    (19,247,254)        (23,000,563)
                                                ----------------    ---------------
Series share transactions (net of share
   conversions)
   (Note 7)
   Net proceeds from shares sold                    796,892,186       1,179,645,515
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  19,394,241          22,734,317
   Cost of shares reacquired                       (809,545,413)     (1,241,362,510)
                                                ----------------    ---------------
   Net increase (decrease) in net assets from
      Series share transactions                       6,741,014         (38,982,678)
                                                ----------------    ---------------
Total decrease                                      (70,349,609)       (155,258,693)
NET ASSETS
Beginning of year                                   426,472,424         581,731,117
                                                ----------------    ---------------
End of year(a)                                   $  356,122,815     $   426,472,424
                                                ----------------    ---------------
                                                ----------------    ---------------
- ------------------------------
(a) Includes undistributed net investment
    income of:                                   $    1,417,769     $       261,511
                                                ----------------    ---------------
                                                ----------------    ---------------

    See Notes to Financial Statements                                     19

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential International Value Fund (the 'Series'), Prudential Global Growth Fund, and Prudential Jennison International Growth Fund. The financial statements of the other Series are not presented herein. The investment objective of the Series is to achieve long-term growth of capital. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities traded on a securities exchange
(whether domestic or foreign) or NASDAQ National Market System securities are valued at the last sale price on such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the manager, in consultation with the subadviser to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the manager and subadviser, able to produce prices which are representative of market value. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee and Board of Directors in consultation with the manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the accuracy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has a subadvisory

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

agreement with Bank of Ireland Asset Management. PI pays for the services of the subadviser, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to $300 million and .95 of 1% of average daily net assets in excess of $300 million of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended October 31, 2002.

      PIMS advised the Series that it has received approximately $31,000 and $5,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2002. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS advised the Series that for the year ended October 31, 2002, it has received approximately $100,500 and $1,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended October 31, 2002, the Series incurred fees of approximately $841,000 for the services of PMFS. As of October 31, 2002, approximately $70,000 of such fees were due to PMFS.

      The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

transactions through a national clearing system. The Series incurred approximately $44,300 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $38,600 for the year ended October 31, 2002. As of October 31, 2002, approximately $3,000 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended October 31, 2002 were $143,547,449 and $147,595,393, respectively.

      At October 31, 2002, the Series had outstanding forward currency contracts to sell foreign currencies as follows:

                                              Value at
      Foreign Currency         Settlement    Settlement     Current        Unrealized
       Sale Contracts             Date          Date         Value        Depreciation
 ----------------------------   ----------    ----------    ----------    --------------
  265,049,000 Japanese Yen      12/16/02     $2,156,807    $2,163,624       $ (6,817)
  332,806,000 Japanese Yen      1/28/03       2,686,086     2,721,623        (35,537)
                                             ----------    ----------    --------------
                                             $4,842,893    $4,885,247       $(42,354)
                                             ----------    ----------    --------------
                                             ----------    ----------    --------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income (loss) and accumulated net realized gains (loss) on investments. For the year ended October 31, 2002, the adjustments were to increase accumulated net realized gain by $493,718 and decrease undistributed net investment income by $493,718 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and other tax adjustments.

      For the year ended October 31, 2002 the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $466,174 of ordinary income and $19,247,254 of long term capital gains.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

      As of October 31, 2002, the accumulated undistributed earnings on a tax basis was $1,375,415.

      For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2002 of approximately $34,787,000 which expires in 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of October 31, 2002 were as follows:

                                                                     Total Net
                                                    Other Cost      Unrealized
  Tax Basis      Appreciation     Depreciation      Adjustments    Depreciation
 --------------   -------------   ---------------   -------------   -------------
 $448,479,974     $8,493,058      $102,964,118        $75,915       $94,395,145

      The difference between book basis and tax basis was attributable to deferred losses on wash sales and other tax adjustments.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 2002, the Series had a 1.03% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $2,037,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      JP Morgan Chase, 1.93%, in the principal amount of $65,953,000, repurchase price $65,956,536, due 11/1/02. The value of the collateral including accrued interest was $67,272,719.

      UBS Warburg, 1.93%, in the principal amount of $65,954,000, repurchase price $65,957,536, due 11/1/02. The value of the collateral including accrued interest was $67,276,447.

      Greenwich Capital Markets, Inc., 1.93%, in the principal amount of $65,953,000 repurchase price $65,956,536, due 11/1/02. The value of the collateral including accrued interest was $67,275,039.

Note 7. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
 --------------------------------------------------------  -----------    ---------------
Year ended October 31, 2002:
Shares sold                                                 4,664,376    $    75,081,728
Shares issued in reinvestment of dividends and
  distributions                                               127,760          2,220,484
Shares reacquired                                          (5,072,529)       (82,501,605)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (280,393)        (5,199,393)
Shares issued upon conversion from Class B                    113,009          1,807,034
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (167,384)   $    (3,392,359)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                 5,291,591    $   109,947,290
Shares issued in reinvestment of dividends and
  distributions                                               132,051          2,744,012
Shares reacquired                                          (5,963,092)      (124,435,850)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (539,450)       (11,744,548)
Shares issued upon conversion from Class B                    350,718          7,235,654
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (188,732)   $    (4,508,894)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class B
 --------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                   435,761    $     6,815,124
Shares issued in reinvestment of dividends and
  distributions                                               136,035          2,319,402
Shares reacquired                                            (985,799)       (15,343,842)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (414,003)        (6,209,316)
Shares reacquired upon conversion into Class A               (115,606)        (1,807,034)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (529,609)   $    (8,016,350)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                   481,760    $     9,777,147
Shares issued in reinvestment of dividends and
  distributions                                               166,334          3,423,146
Shares reacquired                                            (977,943)       (19,442,574)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (329,849)        (6,242,281)
Shares reacquired upon conversion into Class A               (346,441)        (7,235,654)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (676,290)   $   (13,477,935)
                                                          -----------    ---------------
                                                          -----------    ---------------

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements Cont'd.

Class C                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Year ended October 31, 2002:
Shares sold                                                   487,499    $     7,181,876
Shares issued in reinvestment of dividends and
  distributions                                                28,277            482,684
Shares reacquired                                            (608,755)        (9,226,588)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 (92,979)   $    (1,562,028)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                   420,340    $     8,765,730
Shares issued in reinvestment of dividends and
  distributions                                                32,279            664,951
Shares reacquired                                            (599,148)       (12,507,965)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (146,529)   $    (3,077,284)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class Z
--------------------------------------------------------
Year ended October 31, 2002:
Shares sold                                                42,669,909    $   707,813,458
Shares issued in reinvestment of dividends and
  distributions                                               823,591         14,371,671
Shares reacquired                                         (42,079,768)      (702,473,378)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding               1,413,732    $    19,711,751
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2001:
Shares sold                                                51,809,991    $ 1,051,155,348
Shares issued in reinvestment of dividends and
  distributions                                               762,330         15,902,208
Shares reacquired                                         (53,253,027)    (1,084,976,121)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (680,706)   $   (17,918,565)
                                                          -----------    ---------------
                                                          -----------    ---------------

Note 8. Borrowings

The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended October 31, 2002, the amounts of the commitment were as follows: $930 million from November 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Series utilized the line of credit during the year ended October 31, 2002. The average daily balance for the 18 days the Series had debt outstanding during the year was approximately $2,217,500 at a weighted average interest rate of approximately 2.73%.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 17.29
                                                                     --------
Income from investment operations:
Net investment income                                                     .07
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (2.53)
                                                                     --------
      Total from investment operations                                  (2.46)
                                                                     --------
Less distributions:
Dividends from net investment income                                       --
Distributions from net realized capital gains                            (.75)
                                                                     --------
      Total distributions                                                (.75)
                                                                     --------
Net asset value, end of year                                          $ 14.08
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                        (15.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $41,011
Average net assets (000)                                              $49,279
Ratios to average net assets:
   Expenses, including distribution fees(c)                              1.64%
   Expenses, excluding distribution fees                                 1.39%
   Net investment income                                                  .42%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 35%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) The distributor of the Series contractually agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

    28                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998
-------------------------------------------------------------------------------------
    $  22.08             $  22.42             $  18.33             $  18.24
    --------             --------             --------             --------
         .13                  .19                  .27                  .27
       (4.01)                 .71                 3.97                  .40
    --------             --------             --------             --------
       (3.88)                 .90                 4.24                  .67
    --------             --------             --------             --------
          --                 (.17)                (.15)                (.18)
        (.91)               (1.07)                  --                 (.40)
    --------             --------             --------             --------
        (.91)               (1.24)                (.15)                (.58)
    --------             --------             --------             --------
    $  17.29             $  22.08             $  22.42             $  18.33
    --------             --------             --------             --------
    --------             --------             --------             --------
      (18.25)%               3.92%               23.30%                3.85%
    $ 53,269             $ 72,185             $ 61,036             $ 47,237
    $ 63,061             $ 67,362             $ 52,732             $ 44,708
        1.60%                1.52%                1.61%                1.62%
        1.35%                1.27%                1.36%                1.37%
         .62%                 .84%                1.35%                1.28%
         115%                  33%                  21%                  15%

    See Notes to Financial Statements                                     29

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 16.99
                                                                     --------
Income from investment operations:
Net investment income (loss)                                             (.05)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (2.48)
                                                                     --------
      Total from investment operations                                  (2.53)
                                                                     --------
Less distributions:
Dividends from net investment income                                       --
Distributions from net realized capital gains                            (.75)
                                                                     --------
      Total distributions                                                (.75)
                                                                     --------
Net asset value, end of year                                          $ 13.71
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                        (15.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $37,636
Average net assets (000)                                              $49,420
Ratios to average net assets:
   Expenses, including distribution fees                                 2.39%
   Expenses, excluding distribution fees                                 1.39%
   Net investment income (loss)                                          (.33)%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    30                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998
-------------------------------------------------------------------------------------
    $  21.88             $  22.23             $  18.18             $  18.13
    --------         ----------------     ----------------         --------
        (.03)                 .02                  .12                  .10
       (3.95)                 .71                 3.94                  .43
    --------         ----------------     ----------------         --------
       (3.98)                 .73                 4.06                  .53
    --------         ----------------     ----------------         --------
          --                 (.01)                (.01)                (.08)
        (.91)               (1.07)                  --                 (.40)
    --------         ----------------     ----------------         --------
        (.91)               (1.08)                (.01)                (.48)
    --------         ----------------     ----------------         --------
    $  16.99             $  21.88             $  22.23             $  18.18
    --------         ----------------     ----------------         --------
    --------         ----------------     ----------------         --------
      (18.93)%               3.22%               22.34%                3.05%
    $ 55,620             $ 86,451             $101,043             $ 93,896
    $ 74,063             $ 99,106             $ 98,842             $ 98,444
        2.35%                2.27%                2.36%                2.37%
        1.35%                1.27%                1.36%                1.37%
        (.13)%                .07%                 .59%                 .53%

    See Notes to Financial Statements                                     31

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 17.00
                                                                     --------
Income from investment operations:
Net investment income (loss)                                             (.05)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (2.47)
                                                                     --------
      Total from investment operations                                  (2.52)
                                                                     --------
Less distributions:
Dividends from net investment income                                       --
Distributions from net realized capital gains                            (.75)
                                                                     --------
      Total distributions                                                (.75)
                                                                     --------
Net asset value, end of year                                          $ 13.73
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                        (15.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 7,850
Average net assets (000)                                              $ 9,978
Ratios to average net assets:
   Expenses, including distribution fees                                 2.39%
   Expenses, excluding distribution fees                                 1.39%
   Net investment income (loss)                                          (.34)%

------------------------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    32                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998
-------------------------------------------------------------------------------------
    $  21.88             $  22.23             $  18.18             $  18.13
    --------             --------             --------             --------
        (.03)                 .02                  .11                  .10
       (3.94)                 .71                 3.95                  .43
    --------             --------             --------             --------
       (3.97)                 .73                 4.06                  .53
    --------             --------             --------             --------
          --                 (.01)                (.01)                (.08)
        (.91)               (1.07)                  --                 (.40)
    --------             --------             --------             --------
        (.91)               (1.08)                (.01)                (.48)
    --------             --------             --------             --------
    $  17.00             $  21.88             $  22.23             $  18.18
    --------             --------             --------             --------
    --------             --------             --------             --------
      (18.89)%               3.22%               22.34%                3.05%
    $ 11,306             $ 17,755             $ 18,078             $ 14,271
    $ 14,599             $ 18,082             $ 15,815             $ 14,345
        2.35%                2.27%                2.36%                2.37%
        1.35%                1.27%                1.36%                1.37%
        (.15)%                .07%                 .59%                 .53%

    See Notes to Financial Statements                                     33

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2002(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $   17.39
                                                                    ----------
Income from investment operations:
Net investment income                                                      .11
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (2.55)
                                                                    ----------
   Total from investment operations                                      (2.44)
                                                                    ----------
Less distributions:
Dividends from net investment income                                      (.03)
Distributions from net realized capital gains                             (.75)
                                                                    ----------
   Total distributions                                                    (.78)
                                                                    ----------
Net asset value, end of year                                         $   14.17
                                                                    ----------
                                                                    ----------
TOTAL RETURN(a)                                                         (14.91)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 269,625
Average net assets (000)                                             $ 308,825
Ratios to average net assets:
   Expenses, including distribution fees                                  1.39%
   Expenses, excluding distribution fees                                  1.39%
   Net investment income                                                   .68%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

    34                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2001               2000(b)                1999                 1998
-------------------------------------------------------------------------------------
    $  22.15             $  22.48             $  18.38             $  18.28
----------------     ----------------     ----------------     ----------------
         .20                  .25                  .31                  .30
       (4.05)                 .71                 3.99                  .41
----------------     ----------------     ----------------     ----------------
       (3.85)                 .96                 4.30                  .71
----------------     ----------------     ----------------     ----------------
          --                 (.22)                (.20)                (.21)
        (.91)               (1.07)                  --                 (.40)
----------------     ----------------     ----------------     ----------------
        (.91)               (1.29)                (.20)                (.61)
----------------     ----------------     ----------------     ----------------
    $  17.39             $  22.15             $  22.48             $  18.38
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (18.08)%               4.24%               23.62%                4.08%
    $306,278             $405,340             $353,292             $254,577
    $375,390             $391,289             $308,917             $258,322
        1.35%                1.27%                1.36%                1.37%
        1.35%                1.27%                1.36%                1.37%
         .89%                1.09%                1.59%                1.53%

    See Notes to Financial Statements                                     35

       Prudential World Fund, Inc.       Prudential International Value Fund
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential World Fund, Inc.--Prudential International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential International Value Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 19, 2002

       Prudential World Fund, Inc.       Prudential International Value Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2002) as to the federal income tax status of dividends paid by the Fund during such fiscal year. The Series paid long-term capital gains distributions for Class A, Class B, Class C and Class Z shares of $.75 per share, which are taxable as such. The Series paid ordinary income distributions for Class Z shares in the amount of $.03 per share.

      Further, we wish to advise you that 9.93% of the ordinary income dividends paid in the fiscal year ended October 31, 2002 qualified for the corporate dividends received deduction available to corporate taxpayers.

      The Series has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 2002 the Series intends on passing through $998,387 of ordinary income distributions as a foreign tax credit.

      In January 2003, you will be advised on IRS Form 1099 DIV or substitute 1099 DID as to the federal tax status of the dividends and distributions received by you in calendar year 2002.
                                                                          37

       Prudential World Fund, Inc.     Prudential International Value Fund
                                       www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by PI.

       Independent Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Delayne Dedrick Gold (64)       Director        Since 1984    Marketing Consultant.                89

Robert E. La Blanc (68)         Director        Since 1984    President (since 1981) of            74        Director of Storage
                                                              Robert E. La Blanc Associates,                 Technology Corporation
                                                              Inc. (telecommunications);                     (technology) (since
                                                              formerly General Partner at                    1979), Chartered
                                                              Salomon Brothers and                           Semiconductor
                                                              Vice-Chairman of Continental                   Manufacturing, Ltd.
                                                              Telecom; Trustee of Manhattan                  (Singapore) (since
                                                              College.                                       1998), Titan
                                                                                                             Corporation
                                                                                                             (electronics) (since
                                                                                                             1995), Computer
                                                                                                             Associates
                                                                                                             International, Inc.
                                                                                                             (software company)
                                                                                                             (since 2002); Director
                                                                                                             (since 1999) of First
                                                                                                             Financial Fund, Inc.
                                                                                                             and Director (since
                                                                                                             April 1999) of The High
                                                                                                             Yield Plus Fund, Inc.

Robin B. Smith (63)             Director        Since 1996    Chairman and Chief Executive         69        Director of BellSouth
                                                              Officer (since August 1996) of                 Corporation (since
                                                              Publishers Clearing House                      1992), and Kmart
                                                              (direct marketing), formerly                   Corporation (retail)
                                                              President and Chief Executive                  (since 1996).
                                                              Officer (January 1988-August
                                                              1996) of Publishers Clearing
                                                              House.

Stephen Stoneburn (59)          Director        Since 1996    President and Chief Executive        74
                                                              Officer (since June 1996) of
                                                              Quadrant Media Corp. (a
                                                              publishing company); formerly
                                                              President (June 1995-June
                                                              1996) of Argus Integrated
                                                              Media, Inc.; Senior Vice
                                                              President and Managing
                                                              Director (January 1993-1995)
                                                              of Cowles Business Media and
                                                              Senior Vice President of
                                                              Fairchild Publications, Inc
                                                              (1975-1989).

    38                                                                    39

       Prudential World Fund, Inc.     Prudential International Value Fund
                                       www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
-----------------------------------------------------------------------------------------------------------------------------------
Nancy H. Teeters (72)           Director        Since 1996    Economist; formerly Vice             72
                                                              President and Chief Economist
                                                              of International Business
                                                              Machines Corporation; formerly
                                                              Director of Inland Steel
                                                              Industries (July 1984-1999),
                                                              formerly Governor of The
                                                              Federal Reserve (September
                                                              1978-June 1984).

Clay T. Whitehead (64)          Director        Since 1984    President (since 1983) of            91        Director (since 2000)
                                                              National Exchange Inc. (new                    of First Financial
                                                              business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.


       Interested Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
- ---------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Director and    Since 1996    Executive Vice President and         112       Vice President and
                                Vice                          Chief Administrative Officer                   Director (since May
                                President                     (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI; President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996)
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-December
                                                              1996) of PMF; Vice President
                                                              and Director (since May 1992)
                                                              of Nicholas-Applegate Fund,
                                                              Inc.

    40                                                                    41

       Prudential World Fund, Inc.     Prudential International Value Fund
                                       www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex            Other
                                Position         of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Fund       Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     Director and    Since 1999    President, Chief Executive           115
                                President                     Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (54)              Director and    Since 2000    Executive Vice President             111
                                Vice                          (since 1999) of PI; formerly
                                President                     various positions to Senior
                                                              Vice President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute;
                                                              Member of the Prudential
                                                              Securities Operating Council
                                                              and a Member of the Board of
                                                              Directors for the National
                                                              Association for Variable
                                                              Annuities.

      Information pertaining to the officers of the Fund who are not Directors is set forth below.

       Officers

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1995    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Jonathan D. Shain (44)          Secretary       Since 2001    Vice President and Corporate
                                                              Counsel (since August 1998) of
                                                              Prudential; formerly Attorney
                                                              with Fleet Bank, N.A. (January
                                                              1997-July 1998) and Associate
                                                              Counsel (August 1994-January
                                                              1997) of New York Life
                                                              Insurance Company.

    42                                                                    43

       Prudential World Fund, Inc.     Prudential International Value Fund
                                       www.prudential.com (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                              Term of Office
                                                and Length
                                Position         of Time          Principal Occupations
Name, Address** and Age         With Fund       Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       Since 2002    Vice President and Chief Legal
                                Secretary                     Officer - Mutual Funds and
                                                              Unit Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December 1996
                                                              -February 2001) of PI and Vice
                                                              President and Associate
                                                              General Counsel (September
                                                              1987 - September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998), First
                                Compliance                    Vice President, Prudential
                                Officer                       Securities (March 1997 - May
                                                              1998).


------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102.
  *** There is no set term of office for Directors and officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Directors and/or officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    44                                                                    45

Prudential World Fund, Inc.     Prudential International Value Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.
Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-- sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                                  www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential World Fund, Inc.     Prudential International Value Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS


Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
     Prudential Stock Index Fund
Prudential Tax-Managed Funds
     Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
     Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
     Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund


Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
     Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
     Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
     California Series
     California Income Series
Prudential Municipal Bond Fund
     High Income Series
     Insured Series
                                  www.prudential.com  (800) 225-1852


Prudential Municipal Series Fund
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
     Liquid Assets Fund
     National Money Market Fund
Prudential Government Securities Trust
     Money Market Series
     U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
     Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
     California Money Market Series
Prudential Municipal Series Fund
     New Jersey Money Market Series
     New York Money Market Series

Tax-Free Money Market Funds
COMMAND Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
Special Money Market Fund, Inc.*
     Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
     Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
** Not exchangeable with Prudential mutual funds.

Prudential World Fund, Inc.     Prudential International Value Fund

Class A     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02

                                                 Since
                         One Year  Five Years  Inception
With Sales Charge        -19.31%     -2.57%     -0.11%
Without Sales Charge     -15.07%     -1.57%      0.74%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential International Value Fund (Class A shares) with a similar investment in the Morgan Stanley Capital International (MSCI) EAFE(R) Index by portraying the initial account values at the commencement of operations of Class A shares (September 23, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE(R) Index may differ substantially from the securities in the Fund. The MSCI EAFE(R) Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.


                                  www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02

                                                 Since
                         One Year  Five Years  Inception
With Sales Charge        -19.80%     -2.50%     -0.04%
Without Sales Charge     -15.77%     -2.33%     -0.04%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential International Value Fund (Class B shares) with a similar investment in the MSCI EAFE(R) Index by portraying the initial account values at the commencement of operations of Class B shares (September 23, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE(R) Index may differ substantially from the securities in the Fund. The MSCI EAFE(R) Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential World Fund, Inc.     Prudential International Value Fund

Class C     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02

                                                 Since
                         One Year  Five Years  Inception
With Sales Charge        -17.34%     -2.50%     -0.18%
Without Sales Charge     -15.70%     -2.31%     -0.02%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential International Value Fund (Class C shares) with a similar investment in the MSCI EAFE(R) Index by portraying the initial account values at the commencement of operations of Class C shares (September 23, 1996) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE(R) Index may differ substantially from the securities in the Fund. The MSCI EAFE(R) Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                                  www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

(LINE GRAPH)

Average Annual Total Returns as of 10/31/02
                         One Year  Five Years   Since Inception
                         -14.91%     -1.34%          6.41%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Prudential International Value Fund (Class Z shares) with a similar investment in the MSCI EAFE(R) Index by portraying the initial account values at the commencement of operations of Class Z shares (November 5, 1992) and the account values at the end of the current fiscal year (October 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The MSCI EAFE(R) Index is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE(R) Index may differ substantially from the securities in the Fund. The MSCI EAFE(R) Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Bank of Ireland
   Asset Management (U.S.) Limited
75 Holly Hill Lane
Greenwich, CT 06830

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

  Fund Symbols   Nasdaq     CUSIP
     Class A     PISAX     743969503
     Class B     PISBX     743969602
     Class C     PCISX     743969701
     Class Z     PISZX     743969800

MF115E3     IFS-A076304

                                             Annual Report July 31, 2003

STRATEGIC PARTNERS
STYLE SPECIFIC FUNDS             (LOGO)

STRATEGIC PARTNERS
LARGE CAPITALIZATION GROWTH FUND
Objective: Seeks Long-Term Capital Appreciation

STRATEGIC PARTNERS
LARGE CAPITALIZATION VALUE FUND
Objective: Seeks Total Return Consisting of Capital
Appreciation and Dividend Income

STRATEGIC PARTNERS
SMALL CAPITALIZATION GROWTH FUND
Objective: Seeks Maximum Capital Appreciation

STRATEGIC PARTNERS
SMALL CAPITALIZATION VALUE FUND
Objective: Seeks Above-Average Capital Appreciation

STRATEGIC PARTNERS
INTERNATIONAL EQUITY FUND
Objective: Seeks Capital Appreciation

STRATEGIC PARTNERS
TOTAL RETURN BOND FUND
Objective: Seeks Total Return Consisting of Current
Income and Capital Appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change thereafter.

STRATEGIC PARTNERS
STYLE SPECIFIC FUNDS         (LOGO)

TABLE OF CONTENTS

Letter from the President of Strategic Partners Style Specific Funds         1
Market Overview                                                              2
Asset Class Index Returns                                                    3
Strategic Partners Large Capitalization Growth Fund                          4
Strategic Partners Large Capitalization Value Fund                          10
Strategic Partners Small Capitalization Growth Fund                         16
Strategic Partners Small Capitalization Value Fund                          22
Strategic Partners International Equity Fund                                28
Strategic Partners Total Return Bond Fund                                   32
Strategic Partners Style Specific Funds' Holdings and Financial Statements  36

Strategic Partners Style Specific Funds

Annual Report    July 31, 2003

                                                       September 15, 2003
DEAR SHAREHOLDER,
Stocks and bonds often move in opposite directions.
Recently, signs of stronger economic growth helped sustain the rise in equities but weighed on bonds, particularly U.S. Treasury securities. Regardless of the direction of financial markets, it is important to remember that a wise investor plans today for tomorrow's needs. Current market activity should have little impact on planning for your long-term investment goals.

Whether you are investing for your retirement, your children's education, or some other purpose, Strategic Partners mutual funds offer the resources and professional discipline of leading asset management firms. Our team of experienced analysts selects firms that are widely respected by institutional and individual investors. These firms have established track records in the specific asset classes and management styles they offer in Strategic
Partners funds. Our analysts continue to monitor their performance and adherence to the investment processes that earned them their reputations.

We recommend that you develop a personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. Strategic Partners mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

I was named president of the Strategic Partners Style
Specific Funds in March 2003. Thank you for your confidence in Strategic Partners mutual funds. We look forward to serving your future investment needs.

Sincerely,

Judy A. Rice, President
Strategic Partners Style Specific Funds

Strategic Partners Style Specific Funds

Annual Report    July 31, 2003

MARKET OVERVIEW
STOCKS AND BONDS PERFORMED WELL
Returns over the fiscal year ended July 31, 2003 were dominated by substantial gains in the second quarter of 2003. During much of the reporting period, global equity markets were whipsawed by economic and geopolitical uncertainty. Just before war began in Iraq, investors began to think that a war was inevitable but would be short. Their growing confidence that the worst economic troubles were behind us sparked a steep market rally. The rally may have driven share prices above the level that earnings growth expectations at that time would justify. Markets slowed to neutral in mid-June and continued to be indecisive through the rest of the reporting period.

As is often the case early in economic recoveries, shares of companies whose earnings typically respond most to economic growth fared best. Small-cap stocks, particularly small-cap growth stocks, far outpaced large caps. Markets in Europe and Japan did not perform as well as U.S. markets because economic growth in those regions continued to be sluggish.
However, returns of European stocks to U.S. investors were substantially boosted by the decline of the U.S.
dollar against the euro. Even so, the returns of the major developed country markets, as measured by the MSCI EAFE Index, trailed broad measures of the U.S.
market.

Bond markets remained strong through most of the reporting period due to low interest rates caused by uncertainty about the economy. Toward the end of the period, interest rates rose somewhat (and bond prices fell) as many corporations tried to borrow before faster economic growth and large government budget deficits drove the cost of borrowing substantially higher. High yield bonds kept more of their gains than most fixed income sectors.

                              www.strategicpartners.com    (800) 225-1852

Asset Class Index Returns                                   As of 7/31/03

                             (CHART)

The chart above shows returns for one year ended July
31, 2003, of various securities indexes that are generally considered representative of the market sectors in which the funds may invest. Source:
Prudential Investments LLC and Lipper Inc. The performance cited does not represent the performance of any of the Strategic Partners Style Specific
Funds. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values.

The Morgan Stanley Capital International Europe,
Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far
East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S.
Corporate High Yield Index gives a broad look at how high yield (junk) bonds have performed.

Strategic Partners Style Specific Funds

STRATEGIC PARTNERS
LARGE CAPITALIZATION GROWTH FUND

FUND OBJECTIVE
The Strategic Partners Large Capitalization Growth
Fund, managed by Columbus Circle Investors and Oak
Associates, Ltd., has long-term capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

    Cumulative Total Returns1                               As of 7/31/03

                                    One Year   Three Years   Since Inception2
Class A                              15.32%      -50.34%        -34.50%
Class B                              14.57       -51.41         -36.30
Class C                              14.57       -51.41         -36.30
S&P 500 Index3                       10.64       -27.59         -23.33
Russell 1000 Growth Index4           11.64       -48.34         -39.96
Lipper Large-Cap Core Funds Avg.5     8.19       -31.56         -25.35

    Average Annual Total Returns1                          As of 6/30/03
                                    One Year   Three Years   Since Inception2
Class A                              -7.39%      -24.20%        -13.51%
Class B                              -8.05       -24.24         -13.43
Class C                              -5.14       -23.72         -13.19
S&P 500 Index3                        0.25       -11.19          -7.43
Russell 1000 Growth Index4            2.94       -21.54         -13.57
Lipper Large-Cap Core Funds Avg.5    -1.94       -12.89          -8.24

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b- 1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually.
Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. 2Inception date: 11/3/99. 3The Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies.
It gives a broad look at how stock prices in the United States have performed. 4The Russell 1000
Growth Index contains those securities in the Russell
1000 Index with an above-average growth orientation.
Companies in this index tend to exhibit higher price-to-book and

4

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                            www.strategicpartners.com    (800) 225-1852

Performance at a Glance

price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. Investors cannot invest directly in an index. 5The Lipper Large-Cap
Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Large-Cap Core
Funds Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite
1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared with the S&P 500 Index. The returns for S&P 500 Index and the Russell 1000 Growth
Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Industries
Expressed as a percentage of net assets as of 7/31/03.

     16.7%   Drugs & Healthcare
     16.6    Semiconductors & Equipment
     11.3    Computer Software & Services
      9.9    Computers & Business Equipment
      9.8    Banks
Industry weightings are subject to change.

Five Largest Holdings
Combined Portfolios

Expressed as a percentage of net assets as of 7/31/03
      7.6%  Cisco Systems, Inc.
            Computers & Business Equipment
      4.1   Citigroup, Inc.
            Banks
      3.7   Xilinx, Inc.
            Semiconductors & Equipment
      3.7   Pfizer, Inc.
            Drugs & Healthcare
      3.7   Applied Materials, Inc.
            Semiconductors & Equipment
Holdings are subject to change.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

Annual Report    July 31, 2003

The return of the Strategic Partners Large
Capitalization Growth Fund's Class A shares over the reporting period was 15.32%, substantially above the 11.64% Russell 1000 Growth Index and the 8.19% Lipper
Large-Cap Core Funds Average. Including the effects of Class A share maximum initial sales charges, the Fund's return was 9.55%. The broad large-cap market, as represented by the S&P 500 Index, rose 10.64%.
Oak Associates' segment of the Fund outperformed the Russell index by a large margin. Oak's investment decisions are based on a top-down approach. It looks at the overall economy and the stock market and forms a view about which industries are going to do well over a long-term time horizon. It chose to invest approximately 60% of the portfolio in the technology sector, about 25% in financials, and about 15% in healthcare. All three sectors and all the individual industries represented in the portfolio had positive returns over the reporting period.

The Oak segment's outperformance was primarily due to its technology exposure. Its largest position has been and continues to be in Cisco Systems, whose shares rose more than 40% over the period. Although the portfolio's commitments to Juniper Networks and Veritas Software were smaller, they made comparable contributions to its return because their share prices had a considerably larger percentage gain than Cisco's. Oak sold its position in Juniper, taking its profits, by period-end. Positions in Linear
Technology and Xilinx also made significant contributions. The portfolio's financials performed very well, driven by contributions from Citigroup, Morgan Stanley, and MBNA. Its healthcare holdings added to performance, particularly Medtronic and Pfizer.

The only holding to have a large negative impact on the portfolio's return was Brocade Communications, the market leader in network information storage systems. In November 2002, Brocade's proposed acquisition of Rhapsody Networks in order to strengthen its position against potential competition from Cisco Systems led to a decline in its near-term earnings guidance and a

6

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                     www.strategicpartners.com    (800) 225-1852

substantial drop in its share price. Oak expects
Brocade to remain the leader in its market. Brocade's shares rose more than 50% between their low in February 2003 and the end of the Fund's reporting period.

Columbus Circle contributed part of the Fund's outperformance, with most of its gains in the second quarter of 2003. Growth in corporate earnings, liquidity from both mortgage refinancing and the tax stimulus package, and an overall improving economy drove up equity prices. Columbus Circle's portfolio benefited from its emphases on healthcare, financials, and information technology. In healthcare, it focused on medical technology, particularly cardiovascular defibrillators and drug-coated stents (artery supports). Medtronic and Boston
Scientific, leaders in both of these areas, had substantial gains. Other significant contributors included the biotechnology firms Amgen and Gilead, while the hospital company HCA detracted from performance and was sold by period-end.

In the financial sector, Citigroup performed well as U.S. Gross Domestic Product (GDP) and capital market activity exceeded expectations, strengthening the competitive positions of U.S. financial institutions against large European firms. USA Education, the education lender formerly called "Sallie Mae," benefited from the increasing cost of higher education. Capital One Financial's shares rose as it became apparent that credit quality was holding steady through the economic recession and weak employment market. Willis Group Holdings detracted from performance because insurance premiums didn't surge as expected after the terrorist attacks of 9/11. It was sold by period-end.

Columbus Circle's technology holdings performed well, particularly Dell, Cisco, Veritas, and EMC.
Technology profits generally improved in the first half of 2003, and most of the holdings reported higher earnings than had been expected. This is a good environment for Columbus Circle's investment discipline, which focuses on companies whose earnings have been rising, but which Columbus Circle expects will exceed analysts' estimates in the future.

-----------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at year-end.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

Investment Advisers' Comments on Five Largest Holdings

Oak Associates, Ltd.  As of 7/31/03
------------------------------------------------------
Cisco Systems, Inc./Computers & Business Equipment

Cisco is the global leader in computer networking products. In the second quarter of 2003, its acquisition of LinkSys expanded its product line into low-end consumer networking, small business, and telecommunications. Oak has high expectations for Cisco's opportunities in information storage, network security, and the transmission of voice messages over computer lines. At period-end, Cisco's price-to-earnings ratio appeared to be about 30% below its historical norm.

Xilinx, Inc./Semiconductors &  Equipment

Xilinx is the leading supplier of programmable logic devices. Although the overall environment remains challenging for these products, Xilinx's storage and servers business rose 41% between the first quarter and the second quarter of 2003. At its mid-third-quarter update, the company indicated that revenues would be at the high end of expectations, suggesting that demand for its products remains healthy.

Applied Materials, Inc./Semiconductors &  Equipment

Applied Materials is the leader of the semiconductor capital equipment industry. In March, it announced a 14% reduction in manpower as part of a long-term strategy to adjust to the changing business environment. This should significantly improve future earnings. Applied Materials remains well positioned to benefit from any increase in spending by semiconductor chipmakers.

Linear Technology Corp./Semiconductors &  Equipment

Linear Technology produces linear (non-digital) integrated circuits, which are used for telecommunications, multimedia systems, and military systems. Oak Associates thinks Linear is very well managed and has the highest margins in the industry.
The company's strong business model and solid balance sheet position it well for the long-term trends in linear semiconductors.

Maxim Integrated Products, Inc./Semiconductors &  Equipment

Maxim designs and produces linear and mixed-signal integrated circuits, including data converters, interface circuits, and amplifiers. Its earnings per share have been rising due to tight cost controls and efficiencies from its acquisition and integration of Dallas Semiconductor. Maxim is a relatively small player in a large and growing market, so it has room to grow. Oak Associates thinks the company has a very profitable business model, excellent management team, and solid balance sheet.

Holdings are subject to change.

8

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                       www.strategicpartners.com    (800) 225-1852

Columbus Circle Investors  As of 7/31/03
-------------------------------------------------------------
Citigroup, Inc./Banks

Citigroup is the largest financial corporation in the United States. Columbus Circle expects U.S. financial firms to increase their global leadership and to benefit as corporations strengthen their balance sheets by issuing more stocks and bonds. Tight cost controls have been driving Citigroup's double-digit profit growth recently, but acquisitions of Banamex and Golden State Bancorp could add to revenues.
Concerns that some borrowers may not be able to repay their loans seem to be subsiding.

Cisco Systems, Inc./Computers & Business Equipment

Cisco's networking solutions are the foundation of the Internet and of most corporate, education, and government networks around the world. Cisco provides the broadest line of products for transporting data, voice, and video. Its ability to continually increase market share and operate on above-average margins has been impressive. It has a strong balance sheet and is committed to research and development.

Pfizer, Inc./Drugs & Healthcare

Pfizer is a pharmaceutical company with the largest sales force in the world and 10 products selling more than a billon dollars a year. Its recent acquisition of Pharmacia adds product diversity and improves
Pfizer's late-stage pipeline. Columbus Circle expects new drug introductions to help Pfizer sustain its earnings growth through upcoming patent expirations.

Amgen/Drugs & Healthcare

Amgen has consistently beaten profit expectations.
Its revenues from Aranesp (for anemia) have been growing rapidly as the drug's market share rises in both the United States and Europe. Sales of a new product, Neulasta (for the production of white blood cells), have been above expectations. Late in 2002, Amgen increased its manufacturing capacity for the rheumatoid arthritis drug Enbrel. This accelerated its earnings growth. Amgen also has several promising drugs in its pipeline.

Dell Computer Corp./Computers & Business Equipment

Dell is the fastest growing personal computer company in the United States. Its annual unit growth is well above 20% in a market that is only growing by 4% to 5%. Its strengths include manufacturing expertise, low costs, a direct distribution model, and a very low need for working capital. Dell is leveraging its manufacturing strength by adding network servers to its product line and recently leveraged its brand name with new products such as storage (made for it by EMC) and printers (made by Lexmark).

Holdings are subject to change.

Strategic Partners Style Specific Funds

STRATEGIC PARTNERS
LARGE CAPITALIZATION VALUE FUND

FUND OBJECTIVE
The Strategic Partners Large Capitalization Value
Fund, managed by J.P. Morgan Investment Management
Inc. and Hotchkis and Wiley Capital Management LLC, has total return consisting of capital appreciation and dividend income as its investment objective.
There can be no assurance that the Fund will achieve its investment objective.

    Cumulative Total Returns1                            As of 7/31/03

                                         One Year          Three Years      Since Inception2
Class A                               13.29%  (13.07)    13.83%  (13.16)    6.51%   (5.89)
Class B                               12.54   (12.32)    11.37   (10.71)    3.55    (2.94)
Class C                               12.54   (12.32)    11.37   (10.71)    3.55    (2.94)
S&P 500 Index3                            10.64             -27.59             -23.33
Russell 1000 Value Index4                 10.75              -0.34              -3.65
Lipper Multi-Cap Value Funds Avg.5        10.98               3.13               5.91

    Average Annual Total Returns1                       As of 6/30/03

                                         One Year         Three Years    Since Inception2
Class A                               -4.12%  (-4.31)    2.61%  (2.40)    -0.27%  (-0.43)
Class B                               -4.90   (-5.10)    2.63   (2.42)    -0.19   (-0.36)
Class C                               -1.89   (-2.09)    3.23   (3.02)     0.08   (-0.09)
S&P 500 Index3                             0.25             -11.19            -7.43
Russell 1000 Value Index4                 -1.02              -0.19            -1.41
Lipper Multi-Cap Value Funds Avg.5        -0.50               0.42             0.84

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually.
Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The Fund's manager voluntarily agreed to limit the net annual operating expenses, exclusive of 12b-1 fees, for the fiscal year ended July 31, 2003. Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower,

10

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                              www.strategicpartners.com    (800) 225-1852

Performance at a Glance

as indicated in parentheses. 2Inception date:
11/3/99. 3The Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. 4The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. Investors cannot invest directly in an index. 5The Lipper Multi-Cap
Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P
SuperComposite 1500 Index. The returns for the S&P
500 Index and the Russell 1000 Value Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.
Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Industries

Expressed as a percentage of net assets as of 7/31/03.

    16.9%   Banking & Financial Services
    10.7    Insurance
     7.3    Computer Hardware & Software
     7.0    Utilities
     5.9    Retail
Industry weightings are subject to change.

Five Largest Holdings
Combined Portfolios

Expressed as a percentage of net assets as of 7/31/03
    3.1%   Altria Group, Inc.
           Consumer Staples
    2.8    Sears, Roebuck & Co.
           Retail
    2.6    Alcoa, Inc.
           Metals
    2.5    Aetna, Inc.
           Drugs & Healthcare
    2.5    Computer Associates International, Inc.
           Computer Hardware & Software
Holdings are subject to change.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization value Fund

Annual Report    July 31, 2003

The return on the Strategic Partners Large
Capitalization Value Fund's Class A shares over the reporting period was 13.29%, beating the 10.75%
Russell 1000 Value Index, 10.98% Lipper Multi-Cap
Value Funds Average, and the 8.06% Lipper Large-Cap
Value Funds Average. Lipper's methodology places the
Fund in the Multi-Cap Value Funds group, but we believe the best comparison is still with large-cap value funds. Including Class A share initial sales charges, the return was 7.62%.

Hotchkis and Wiley's portfolio outperformed the Russell index substantially, predominantly because of strong stock selection in the information technology and industrial sectors. Positive contributions to its return were broad-based, with gains in 8 of 10 economic sectors.

Software holdings contributed most to the portfolio's return and also to its strength as compared with the Russell index, while the large contribution of its technology service holdings mostly reflected that industry's strength. The portfolio's Computer
Associates' shares posted a steep rise because of the firm's above-expectations quarterly earnings, strong cash flow, and nearly complete elimination of short-term debt.

In the industrials sector, Tyco International Ltd.
shares benefited from a successful management transition and from a decline in investors' concerns about Tyco's accounting and liquidity. Cendant, a conglomerate that owns several major real estate brokerages, was another large contributor to return, due to the large number of homebuyers who took advantage of record low mortgage rates.

The strong performance was moderated by a large
position in Altria Group, owner of Philip Morris.
Hotchkis and Wiley believes Altria continues to be
undervalued because of litigation issues and the
rising popularity of deep-discount cigarettes. TXU
Corp. is an energy company whose business funda
www.strategicpartners.com    (800) 225-1852

mentals declined materially during the period, bringing down TXU's share price. Although Hotchkis and Wiley substantially reduced its position, the portfolio suffered nonetheless.

J.P. Morgan's portfolio had a return that was about in line with the Russell index. It benefited from slight emphases on utilities and capital markets firms and from its stock selection within those sectors. In utilities, it underweighted TXU Corp., and did not hold Duke, both of which pulled the index down, and overweighted PG&E, which substantially outperformed the index. PG&E is a California utility company that is currently in Chapter 11 bankruptcy.
Its shares more than doubled over the year as it moved closer to emerging from bankruptcy. The portfolio also had a modest emphasis on Countrywide
Financial Corp., which benefited from the continuing strength of the mortgage industry due to solid growth in housing, continued low interest rates, and a favorable yield curve. E*Trade Group, Inc. shares also more than doubled over the year as the firm continued to increase its market share in retail stock trading and its range of financial services.
E*Trade also benefited from moving away from mortgage refinancing toward income from ongoing lending.

These advantages were offset by weak stock selection in energy, information systems hardware, and the broad financial services sector. Although the portfolio's position in El Paso Corp. was near the Russell index weight, the stock's significant decline detracted from return. Other detractors included
Cigna, which was affected by accounting scandals in the latter half of 2002, and Freddie Mac, whose shares suffered considerably when three senior executives were fired and the objectivity of its financial reports was challenged. J.P. Morgan believes that a new audit will result in positive revisions to Freddie Mac's financial statements. The portfolio's relative performance was hurt because
J.P. Morgan cannot hold the stock of its parent company, and JPMorgan Chase was one of the best capital markets stocks in 2003.

-----------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at year-end.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

Investment Advisers' Comments on Five Largest Holdings

Hotchkis and Wiley Capital Management LLC  As of 7/31/03
---------------------------------------------------------

Sears, Roebuck & Co./Retail

Sears, one of the largest retailers in the United
States, has a 40% share of the retail appliance market because of its wide brand selection, service, competitive prices, and financing availability. New management sold Sears' credit card business for more than $6 billion, which it can use to buy back stock.
It plans to revive Sears' full-line stores. Sears' current share price does not appear to take such a turnaround into account.

Computer Associates International Inc./Computer Hardware & Software

Computer Associates is the premier provider of enterprise software and a leader in systems management. Corporate governance and accounting controversies depressed its share price, but its products are critical to the operations of thousands of customers, including some of the world's largest corporations. Enterprise software is costly to replace, so this customer base represents a stable stream of cash. Computer Associates' free cash flow has been above $1 billion for six consecutive years.

MetLife, Inc./Insurance

MetLife has one of the most widely recognized brands in financial services. As part of its demutualization in April 2000, it brought in a new management team to streamline operations, rationalize its use of capital, and leverage the MetLife brand. Hotchkis and Wiley expects it to improve return on equity by achieving about $250 million in annualized after-tax cost savings in its individual life insurance business and by repurchasing shares.

Altria Group, Inc./Consumer Staples

Altria is the largest U.S. manufacturer of cigarettes and the third-largest elsewhere. It is consistently very profitable, offsetting declining U.S. cigarette consumption by raising prices on its premium brands.
Hotchkis and Wiley expects Altria to generate about
$50 billion of free cash over the next five years, more than half of the total market price of its outstanding shares. It has been returning its free cash to shareholders through dividends (yield currently 7.5%) and share repurchases.

Alcoa Inc./Metals

Alcoa is the world's leading producer of primary aluminum, fabricated aluminum, and alumina and is a major participant in all segments of the industry.
Alcoa's profits are suffering from unusually low metal prices and weakness in several key end markets.
Hotchkis and Wiley believes that these conditions will eventually return to normal, and that the value of Alcoa shares would be well above their present price if this should happen. It likes Alcoa's market position, balance sheet, and dividend yield.

Holdings are subject to change.

14

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www.strategicpartners.com  (800) 225-1852

J.P. Morgan Investment Management Inc.  As of 7/31/03
-----------------------------------------------------------

Citigroup, Inc./Banking & Financial Services

Citigroup is the world's largest financial services company by assets, offering credit card, banking, asset management, insurance, and investment banking through about 5,600 locations worldwide. Citigroup's earnings from commercial lending and capital markets should grow with an improving economy. The diversity of revenue sources makes its integrated platform attractive.

ExxonMobil Corp./Oil & Gas Exploration/Production

The world's largest integrated oil company, ExxonMobil engages in oil and gas exploration, production, supply, transportation and marketing around the world. It has industry-leading global growth opportunities, an excellent balance sheet, and strong financial discipline. J.P. Morgan expects the company to increase production by 3% a year from 2003 to 2007, a vast improvement over recent years.

Verizon Communications, Inc./Telecommunications

One of the mature "Baby Bells" formed in 2000, Verizon is the largest provider of local telephone services in the United States and the second largest overall telecommunication services provider. Verizon
Wireless appears to be performing better than the other wireless companies. J.P. Morgan expects
Verizon's revenues to improve, although margins are likely to decline due to rising pension costs.

SBC Communications, Inc./Telecommunications

SBC Communications is the second largest local telephone company and second largest wireless provider through its part ownership in Cingular
Wireless. Its 2003 earnings to date have been very strong, with growth drivers in wireless, DSL
(broadband digital), and long-distance services. J.P.
Morgan anticipates further growth in wireless services as Cingular increases its market share.

Bank of America Corp./Banking & Financial Services

The third largest bank in the United States, with 4,500 branches, Bank of America was the first coast-to-coast bank. Its investment banking and credit card operations have posted record results, while significant progress in building its asset management business allowed it to post a very strong second quarter of 2003. J.P. Morgan believes that Bank of America has taken steps to address the issues raised by recent charges of illegal trading in mutual fund shares and that, because asset management represents only a small part of the bank's overall income, even a widening problem would have only minimal impact on its earnings.

Holdings are subject to change.

                                                  15

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Strategic Partners Style Specific Funds

Strategic Partners
Small Capitalization Growth Fund

FUND OBJECTIVE
The Strategic Partners Small Capitalization Growth
Fund, managed by Westcap Investors, LLC (effective
July 23, 2003) and J.P. Morgan Investment Management
Inc. (formerly known as J.P. Morgan Fleming Asset
Management (USA) Inc.), has maximum capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

    Cumulative Total Returns1                         As of 7/31/03

                                                One Year        Three Years         Since Inception2
    Class A                                 10.80%  (9.80)    -41.98%  (-43.11)    -26.78%  (-28.21)
    Class B                                 10.20   (9.18)    -43.22   (-44.36)    -28.79   (-30.22)
    Class C                                 10.20   (9.18)    -43.22   (-44.36)    -28.79   (-30.22)
    Russell 2000 Index3                         23.11              -0.73               16.78
    Russell 2000 Growth Index4                  27.97             -31.90              -18.03
    Lipper Small-Cap Growth Funds Avg.5         21.83             -28.73               -3.99

    Average Annual Total Returns1                            As of 6/30/03

                                             One Year             Three Years        Since Inception2
    Class A                               -12.56%  (-13.52)    -20.78%  (-21.36)    -10.62%  (-11.16)
    Class B                               -13.15   (-14.19)    -20.73   (-21.35)    -10.49   (-11.06)
    Class C                               -10.40   (-11.42)    -20.26   (-20.87)    -10.29   (-10.85)
    Russell 2000 Index3                       -1.64                 -3.30                 2.61
    Russell 2000 Growth Index4                 0.69                -16.66                -7.14
    Lipper Small-Cap Growth Funds Avg.5       -1.29                -15.33                -3.74

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually.
Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The Fund's manager voluntarily agreed to limit the net annual operating expenses, exclusive of 12b-1 fees, for the fiscal year ended July 31, 2003. Without

16

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                       www.strategicpartners.com     (800) 225-1852

Performance at a Glance

waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses. 2Inception date: 11/3/99. 3The Russell
2000 Index is an unmanaged index of the 2,000
smallest U.S. companies included in the Russell 3000
Index. It gives a broad look at how stock prices of smaller companies have performed. 4The Russell 2000
Growth Index contains those securities in the Russell
2000 Index with an above-average growth orientation.
Companies in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values. Investors cannot invest directly in an index. 5The Lipper
Small-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle
1,000 securities of the Standard & Poor's (S&P)
SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared with the S&P SmallCap
600 Index. The returns for the Russell 2000 Index and the Russell 2000 Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Industries
Expressed as a percentage of net assets as of 7/31/03.

    10.3%    Media
     9.6    Medical Products & Services
     9.5    Electronics & Electronic Components
     8.6    Financial Services
     6.2    Retail
Industry weightings are subject to change.

Five Largest Holdings
Combined Portfolios

Expressed as a percentage of net assets as of 7/31/03
    2.2%   Affiliated Managers Group, Inc.
           Financial Services
    2.0    Jefferies Group, Inc.
           Financial Services
    2.0    Valuevision Media, Inc.
           Media
    1.9    Performance Food Group Co.
           Food & Beverage
    1.5    Global Imaging Systems, Inc.
           Electronics & Electronic Components

Holdings are subject to change.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Annual Report    July 31, 2003

The return on the Strategic Partners Small
Capitalization Growth Fund's Class A shares over the reporting period was 10.80%, substantially behind the 27.97% Russell 2000 Growth Index and the 21.83%
Lipper Small-Cap Growth Funds Average. Including the effects of Class A share maximum initial sales charges, the return was 5.26%. The broad small-cap market, as represented by the Russell 2000 Index, rose 23.11%.

Small-cap growth stocks surged after March 12, first in anticipation of an economic recovery and then because of rapidly improving corporate earnings.
J.P. Morgan's segment of the Fund didn't keep pace with the Russell indexes, but nonetheless posted a substantial gain that was driven by technology, financial services, and utilities holdings.
Packeteer, Inc., whose software is used to manage telecommunications bandwidth, made the largest contribution as investors rewarded its consistent revenue growth and profitability. SERENA Software, Inc. shares reflected the continued profitability of its change-management software. Financial services holdings were led by CheckFree Corp., whose services allow consumers to pay bills over the Internet or electronically. It benefited from rapid growth in online transactions. J.P. Morgan sold the CheckFree position and took its profits, however, because of concerns about whether this growth could be sustained. Mediacom Communications Corp. accounted for the strong performance in the utilities sector.
Shares of this operator of rural cable television systems recovered from last summer's industrywide sell-off as its earnings continued to meet expectations.

Notwithstanding these gains, the J.P. Morgan segment lagged its benchmark because of poor stock selection in the healthcare sector, particularly positions in MedCath Corp. and Province Healthcare Co. MedCath's first fiscal quarter 2003 earnings met analysts' expectations, but reflected deterioration in several important prospects. J.P. Morgan determined that the company may find it increasingly difficult to improve its operations. Province Healthcare

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                        www.strategicpartners.com    (800) 225-1852

announced that the departure of several physicians would depress fourth quarter results. Shares of biotech company Transkaryotic Therapies, Inc. fell after the company surprised investors by announcing the FDA had raised concerns regarding the approvability of a new product. The announcement was a significant setback. J.P. Morgan sold all three positions, but not before these developments affected the Fund. The biotech companies Myriad Genetics, Inc.
and Vertex Pharmaceuticals also posted large declines, but have better outlooks and were still held.

Sawgrass Asset Management was the investment adviser for the other half of the Fund for almost the entire reporting period. Its portfolio substantially underperformed the Russell 2000 Growth Index primarily because of Sawgrass' stock selection in the information technology and healthcare sectors.
Sawgrass' investment discipline emphasizes stocks of companies with historical earnings growth and rising analysts' estimates. Many of the advances of small-cap growth stocks were made by companies that did not exhibit these strengths. For example, in the information technology sector, shares of semiconductor capital equipment companies--firms that make the manufacturing equipment for computer chips-- rose significantly before there was any evidence that sales or earnings would improve. Many investors bought the shares in anticipation of such an improvement, but Sawgrass' portfolio was underweight in this industry.

In the healthcare sector, several of the portfolio's holdings were hurt by Medicare and Medicaid reimbursement issues. Several others fell because their earnings growth did not keep up with estimates.

Shortly before the end of the period, this half of the Fund was assigned to Westcap Investors, LLC. It is Westcap's holdings that are described in the table of largest period-end positions.

------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at year-end.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Investment Advisers' Comments on Five Largest Holdings

J.P. Morgan Investment Management Inc.  As of 7/31/03
------------------------------------------------------

Global Imaging Systems, Inc./Electronics & Electronic
Components

Global Imaging Systems is a leading seller and servicer of automated office equipment such as copiers, faxes, and printers. It has a strong record of earnings growth because it focuses on the fast growing and highly profitable midsize company market.
In addition, it has a high percentage of recurring revenues and the potential to acquire other firms to augment this growth.

United Surgical Partners International, Inc./Medical
Products & Services

United Surgical owns and operates short-stay surgical facilities in the United States and abroad that provide an enhanced alternative to traditional outpatient facilities. It is in a unique position to tap into the growing demand for outpatient services in the United States and the rising interest in private healthcare in Europe. J.P. Morgan expects annual earnings growth above 25% over the next several years, driven by margin improvement and the development and acquisition of additional centers.

VCA Antech, Inc./Medical Products & Services

VCA Antech operates the nation's largest chain of animal hospitals and diagnostic laboratories. Its hospitals, which employ more than 750 veterinarians, offer services from basic pet wellness (dental care, neutering, spaying, routine exams, and vaccinations) to specialty surgeries. Increased use of veterinary services and rising market share should continue to spur growth. J.P. Morgan expects earnings in fiscal
2003 to be about 30% above 2002 levels and still finds the stock's valuation compelling.

Alliance Gaming Corp./Gaming

Alliance Gaming develops, manufactures, and operates slot machines and related systems for the worldwide gaming industry. J.P. Morgan likes Alliance's growth prospects because of its systems focus, strengthening pipeline of new products, and J.P. Morgan's optimism that gaming will grow both domestically and internationally over the next several years. As
Alliance continues to gain a larger share of new casino space, current earnings forecasts could prove conservative.

Interactive Data Corp./Financial Services

Interactive Data provides securities pricing, financial information, and analytic tools to institutional and retail investors. Its business is difficult for new competitors to enter and J.P.
Morgan is confident about Interactive Data's near-term earnings projections. J.P. Morgan believes
Interactive Data's profit margins will grow as it inexpensively adds clients for data it already gathers.

Holdings are subject to change.

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www.strategicpartners.com     (800) 225-1852

Westcap Investors, LLC  As of 7/31/03
----------------------------------------------------
Jefferies Group, Inc./Financial Services

Jefferies is an investment bank and institutional securities firm with strong client relationships, particularly in trading small and mid cap equities.
These relationships tend to be particularly valuable in volatile markets. Westcap expects Jefferies' equity and investment banking business to benefit from an economic recovery. The firm has opportunistically hired experienced institutional salespeople during the downturn.

ValueVision Media, Inc./Media

ValueVision Media is an electronic direct marketer that operates the third largest home shopping network in the United States. Its stock is selling at a very reasonable valuation relative to its peers. In addition, over the past two years ValueVision has tripled the number of potential customers its services reach. Westcap expects its revenues and earnings to increase markedly as a result.

Affiliated Managers Group, Inc./Financial Services

Affiliated Managers is a holding company that buys and holds equity interests in midsize investment management firms. Its portfolio is a diversified mix of value and growth managers. This allowed Affiliated
Managers to maintain strong fund flows during the market downturn, mitigating the impact of the drop in asset value. The company's focus on equities provides a large potential for gains as the markets and economy improve. It has executed its business plan well and its shares sell at a reasonable valuation.

Insight Communications Co., Inc./Media

Insight Communications operates a tightly grouped cluster of cable television systems, with more than
1.4 million customers concentrated in the states of Indiana, Kentucky, Ohio, and Illinois. Westcap believes that cable is the preferred and most cost-efficient delivery method for bundled broadband, telephony, and digital television services. Insight
Communications has rolled out these services well.
Its partnership with Comcast bolsters its negotiating position, driving costs lower and increasing profitability.

Gabelli Asset Management, Inc./Financial Services

Gabelli Asset Management provides investment advisory and brokerage services to mutual funds, and institutional and high-net-worth investors. It has a long history of strong execution and portfolio performance. It also has diversified distribution channels to both the institutional and retail markets, a difficult feat for small investment firms.
Westcap expects it to benefit as the economy and markets recover.

Holdings are subject to change.

                                                    21

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Strategic Partners Style Specific Funds

STRATEGIC PARTNERS
SMALL CAPITALIZATION VALUE FUND

FUND OBJECTIVE
The Strategic Partners Small Capitalization Value
Fund, managed by EARNEST Partners, LLC, and National
City Investment Management Company, has above-average capital appreciation as its investment objective.
There can be no assurance that the Fund will achieve its investment objective.

    Cumulative Total Returns1                         As of 7/31/03

                                    One Year   Three Years    Since Inception2
Class A                              18.99%   39.22% (38.76)   54.25% (53.75)
Class B                              18.01    36.17  (35.71)   49.93  (49.42)
Class C                              18.01    36.17  (35.71)   49.93  (49.42)
Russell 2000 Index3                  23.11       -0.73            16.78
Russell 2000 Value Index4            18.62       38.71            57.18
Lipper Small-Cap Core Funds Avg.5    19.49       13.81            38.35

    Average Annual Total Returns1                     As of 6/30/03
                                    One Year  Three Years    Since Inception2
Class A                             -3.56%    8.76% (8.64)    9.90% (9.80)
Class B                             -3.59     8.97  (8.84)    10.21 (10.10)
Class C                             -1.08     9.44  (9.31)    10.33 (10.22)
Russell 2000 Index3                 -1.64       -3.30             2.61
Russell 2000 Value Index4           -3.80       10.93            11.64
Lipper Small-Cap Core Funds Avg.5   -2.07        1.47             7.24

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b- 1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually.
Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The Fund's manager voluntarily agreed to limit the net annual operating expenses, exclusive of 12b-1 fees, for the fiscal year ended July 31, 2003. Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses.
2Inception date: 11/3/99. 3The Russell 2000 Index is an

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                         www.strategicpartners.com    (800) 225-1852

Performance at a Glance

unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed.4The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Investors cannot invest directly in an index. 5The Lipper Small-Cap Core
Funds Average (Lipper Average) represent returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core Funds
Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle
1,000 securities of the Standard & Poor's (S&P)
SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest.
These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared with the S&P
SmallCap 600 Index. The returns for the Russell 2000
Index and the Russell 2000 Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.
Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Industries

Expressed as a percentage of net assets as of 7/31/03.

    12.8%   Drugs & Healthcare
     6.2    Business Services
     6.1    Oil & Gas Exploration & Production
     6.1    Financial Services
     5.9    Insurance
Industry weightings are subject to change.

Five Largest Holdings
Combined Portfolios

Expressed as a percentage of net assets as of 7/31/03

    1.9%   Administaff, Inc.
           Business Services
    1.9    Fred's, Inc.
           Retail
    1.8    Harman International Industries, Inc.
           Multimedia
    1.8    Hovnanian Enterprises, Inc. (Class A)
           Homebuilders
    1.7    American Tower Corp. (Class A)
           Telecommunications
Holdings are subject to change.

                                                23

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Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Annual Report    July 31, 2003

The return on the Strategic Partners Small
Capitalization Value Fund's Class A shares over the reporting period was 18.99%, in line with the 18.62%
Russell 2000 Value Index and the 19.49% Lipper Small-
Cap Core Funds Average, and above the 16.92% Lipper
Small-Cap Value Funds Average. Lipper's methodology places the Fund in the Small-Cap Core Funds group, although we have asked Lipper to reconsider and place it in the small-cap value category. Including the effects of Class A share maximum initial sales charges, the return was 13.04%. The broad small-cap market, as represented by the Russell 2000 Index, rose 23.11%.

The return of the EARNEST Partners' segment of the Fund exceeded the comparable Russell index by a substantial margin. The portfolio's consumer discretionary stocks strengthened its performance because consumers continued to drive the U.S.
economy. Hovnanian Enterprises's share price rose sharply as historically low mortgage rates drove robust home sales. Shares of Harman International
Industries appreciated substantially due to car manufacturers' strong demand for its high-end audio products. Fred's, a discount general merchandise store that has attracted an increasing customer base during the economic slowdown, continued to benefit from strong sales and good cost control throughout its stores.

Holdings in a number of industrial stocks also added to the portfolio's overall outperformance. Its
Administaff position rose more than 390% over the period. The pricing environment for the company's outsourcing services was strong because corporations continued to outsource business services in order to reduce costs. The portfolio's Allied Waste
Industries position also rose sharply as investors anticipated that future improvements in the U.S.
economic environment would translate into more solid waste and improved Allied Waste Industries revenues.

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The portfolio's position in Cerner, a healthcare
information technology provider, declined because the company announced that sales and earnings were going to miss expectations. After a thorough review, EARNEST concluded that Cerner was facing new and significant pressure from a competitive provider and sold its position.

Although National City's segment of the Fund made a sizeable positive contribution for the period, it substantially underperformed the Russell Index. In general, stock selection within sectors was competitive, but National City's strategic preference for larger firms within the small-cap universe and for companies that are currently profitable kept the portfolio from keeping up with the surge of "micro-cap" stocks in the second quarter of 2003. National City's research suggests that similar rallies in the past have lasted about three months and their gains have been offset by losses over the following year. The second quarter rally was in fact short-lived and National City expects that keeping to its investment discipline will pay off.

Some of the National City segment's underperformance was due to its sector emphases. No individual position accounted for a significant part of the portfolio's gains or losses.

------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at year-end.

                                                    25

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Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Investment Advisers' Comments on Five Largest Holdings

EARNEST Partners, LLC  As of 7/31/03
-----------------------------------------------------
Administaff, Inc./Business Services

Administaff is one of the largest professional employer organizations in the United States. It serves as a full-service human resources department for small to medium businesses. It benefits from recurring revenues (75% client retention), substantial operating leverage, and a leading position in the industry. EARNEST expects the industry to grow by 10% to 15% annually over the next several years, and Administaff is increasing its market share.

Fred's, Inc./Retail

Fred's operates a chain of general merchandise stores, primarily in rural locations, through its own sites and franchised locations. Its small store size provides the convenience of a drug store with the assortment and value of a mass discounter. Fred's has shown consistent market share gains over the last decade, with same-store sales rising approximately
10% a year. It also benefits from a strong balance sheet and a management team that is positioning the company for future growth.

Harman International Industries, Inc./Multimedia

Harman is a leading name in high-fidelity audio products, with over 70% of its sales going to the automobile industry. The company has seen revenue increases as a result of the introduction of its systems in high-end vehicles including BMW, Porsche, and Mercedes.

Hovnanian Enterprises, Inc./Homebuilders

Hovnanian Enterprises is a leading builder of single-family homes. It has strong market positions in the northeast and the Washington D.C. area. It serves a broad market with new homes priced from $37,000 to $1,400,000 and closing prices averaging about
$267,000. It achieves significant economies of scale from being a dominant player in its target geographic markets.

American Tower Corp./Telecommunications

American Tower is the leading U.S. operator of cellular telephone transmission towers. EARNEST finds the business very attractive because it has a high cost of entry, high switching costs to customers, strong recurring revenue streams, and outstanding tenant credit quality (the wireless companies).
American Tower has a strong nationwide footprint with good site selection. EARNEST anticipates that demand for towers will increase as U.S. cellular penetration grows and the number of overlapping networks increases.

Holdings are subject to change.

26

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                  www.strategicpartners.com    (800) 225-1852

National City Investment Management Co.  As of 7/31/03
------------------------------------------------------
Navistar International Corp./Auto Related

Navistar manufactures and markets medium and heavy trucks, school buses, mid-range diesel engines, and service parts. It also provides financial services to manufacturers, dealers, and customers. Navistar gives the portfolio exposure to the industrial sector of the economy, where National City believes stock returns will be above-average as the economy rebounds. In addition, it expects Navistar to benefit as strengthening regulations on diesel emissions force fleet owners to upgrade.

Delphi Financial Group, Inc./Insurance

Delphi Financial offers group employee benefit products, including life, disability, workers' compensation and personal accident insurance. The company also offers asset accumulation products, primarily annuities, to individuals and groups.
Pricing power has strengthened for many Delphi
Financial businesses. National City expects this to drive Delphi's profits and share price higher.

Equitable Resources, Inc./Gas & Pipeline Utilities

Equitable Resources is an integrated energy company with natural gas production in the Appalachian area, natural gas transmission and distribution, and energy management services. National City believes that the price of natural gas in North America will remain at very attractive levels because of deep problems of supply and deliverability. It also thinks that Equitable's management is one of the best in the business.

Wabtech Corp./Machinery

Wabtech provides technology-based products and services worldwide to the rail industry. It manufactures a range of products for locomotives, freight cars, and passenger transit vehicles. It also builds new locomotives and provides aftermarket services, including locomotive and freight fleet maintenance. National City expects Wabtech to benefit from an economic rebound as increasing traffic drives railroad spending higher.

The Phoenix Companies, Inc./Insurance

The Phoenix Companies is the holding company for Phoenix Life Insurance Company, which provides wealth management products to the high-net-worth and affluent markets. Life insurance stocks became inexpensive because of stock market losses in the firms' investment portfolios and the need to add to reserves for guaranteed minimum death benefits.
National City believes that the bad news is fully reflected in current stock prices and The Phoenix
Companies shares are attractively priced.

Holdings are subject to change.

Strategic Partners Style Specific Funds

STRATEGIC PARTNERS
INTERNATIONAL EQUITY FUND

FUND OBJECTIVE
The Strategic Partners International Equity Fund, managed by Lazard Asset Management LLC, has capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

    Cumulative Total Returns1                           As of 7/31/03

                                    One Year      Three Years     Since Inception2
Class A                           6.66% (5.57)  -30.75% (-32.36)  -31.10% (-32.70)
Class B                           6.00  (4.90)  -32.15  (-33.77)  -32.90  (-34.50)
Class C                           5.85  (4.74)  -32.25  (-33.87)  -33.00  (-34.60)
MSCI EAFE Index3                      6.30         -30.86             -28.34
Lipper International Funds Avg.4      4.36         -32.51             -24.34

    Average Annual Total Returns1                           As of 6/30/03

                                       One Year        Three Years       Since Inception2
Class A                             -9.76% (-10.68)  -14.00%  (-14.67)   -11.15%  (-11.73)
Class B                            -10.39  (-11.38)  -14.00   (-14.71)   -11.05   (-11.65)
Class C                             -7.55   (-8.53)  -13.41   (-14.11)   -10.80   (-11.39)
MSCI EAFE Index3                       -6.46              -13.52             -9.28
Lipper International Funds Avg.4       -7.98              -14.36             -8.32

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually.
Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The Fund's manager voluntarily agreed to limit the net annual operating expenses, exclusive of 12b-1 fees, for the fiscal year ended July 31, 2003. Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses.
2Inception date: 11/3/99. 3The Morgan Stanley Capital
International Europe, Australasia, and Far East Index
(MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. Investors cannot invest directly in an index. 4The Lipper
International Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Funds category.
Funds in

28

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                         www.strategicpartners.com    (800) 225-1852

Performance at a Glance

the Lipper Average invest their assets in securities with primary trading markets outside of the United
States. The returns for the MSCI EAFE Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.
Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Industries

Expressed as a percentage of net assets as of 7/31/03.

    22.7%   Banks
    14.9    Telecommunications
    11.3    Oil & Gas Exploration  & Production
     6.8    Retail
     4.5    Medical Products
Industry weightings are subject to change.

Geographic Concentration

Expressed as a percentage of net assets as of
7/31/03.
    32.0%   Continental Europe (ex.-U.K.)
    30.0    United Kingdom
    14.3    Japan
     8.7    France
     8.5    Netherlands
     3.2    Pacific Basin (excluding Japan)
     2.0    Australia
     1.3    United States
Concentration is subject to change.

Five Largest Holdings
Expressed as a percentage of net assets as of 7/31/03

    4.3%   HSBC Holdings PLC
           Financial Services
    3.7    Vodafone Group PLC
           Telecommunications
    3.4    GlaxoSmithKline PLC
           Healthcare
    3.1    Total SA
           Industrials
    3.0    Telecom Italia SPA
           Telecommunications
Holdings are subject to change.

Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

Annual Report    July 31, 2003

The return on the Strategic Partners International
Equity Fund's Class A shares was 6.66% over the reporting period, in line with the 6.30% MSCI EAFE
Index, and beating the 4.36% Lipper International
Funds Average. Including the effects of Class A share maximum initial sales charges, the return was 0.29%.

The Fund's international stocks benefited from strong selection in financials, with positions in the banking firms Barclays and BNP Paribas posting strong returns. The Fund avoided insurers, an industry whose invested reserves exposed them to the poor capital markets. Technology holdings overall declined less than those in the MSCI EAFE index. The segment's focus on companies with strong competitive positions helped protect it.

Although an overweight in consumer staples hurt performance, the impact was mitigated by stock selection within the sector. For example, the segment did not hold the large international grocery chain
Ahold, whose share price suffered from news of accounting scandals. Positions in both Heineken and Unilever detracted from performance after the companies reported disappointing sales growth.

----------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at year-end.

www.strategicpartners.com    (800) 225-1852

Investment Adviser's Comments on Five Largest Holdings

Lazard Asset Management LLC  As of 7/31/03
-------------------------------------------------------
HSBC Holdings PLC/Financial Services

HSBC provides a variety of international banking and financial services worldwide. Its recent acquisition of Household International was not only a financially attractive deal, it also reduced HSBC's exposure to the impact of low interest rates on its margins and expanded its geographic and product exposure. HSBC's global reach and strong internal capital generation create opportunities most other banks cannot match.

Vodafone Group PLC/Telecommunications

Vodafone Group provides mobile telecommunication services and products in most of the world except
Latin America. It is the market leader, with strong positions in every market in which it operates.
European mobile service has been a high-return industry with encouraging growth and cash flow trends. Vodafone's operating profits are very high and increasing because of strong sales growth, rising margins, and the decreasing need for capital expenditure. The scarcity of broadcast spectrum and high start-up costs strongly discourage new competitors. Lazard believes its share price is still reasonable.

GlaxoSmithKline PLC/Healthcare

GlaxoSmithKline is an international pharmaceutical company with more than 400 branded products, including Aquafresh, Nicorette, and Tums. It has had high returns on capital. In Lazard's view, it is well-positioned to deliver solid and dependable earnings growth, driven by a rich pipeline
(Seretide/Advair for asthma, Avandia for diabetes, and Paxil for depression.) GlaxoSmithKline continues to realize benefits from the mergers that created it.

Total SA/Industrials

TotalFinaElf is an integrated oil company that operates about 16,700 gasoline stations. Lazard likes its good management, growth, rising returns on capital, and reasonable share price. It is a beneficiary of higher oil prices and has substantial exposure to an eventual recovery of the margins in oil development/production and chemicals. Its strong balance sheet and robust free cash flow permit an aggressive share repurchase plan that would enhance shareholders' returns.

Telecom Italia SPA/Telecommunications

Telecom Italia is Italy's largest fixed-line telephone operator and, through its 55% share of Telecom Italia Mobile, its largest wireless provider.
It has reported solid results, strong cash flows, and a robust outlook. It has little competition in the Italian fixed-line business and is offsetting declining volume with a growing flat-rate customer base.

Holdings are subject to change.

Strategic Partners Style Specific Funds

STRATEGIC PARTNERS
TOTAL RETURN BOND FUND

FUND OBJECTIVE
The Strategic Partners Total Return Bond Fund, managed by Pacific Investment Management Company LLC
(PIMCO), has total return consisting of current income and capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective

    Cumulative Total Returns1                              As of 7/31/03

                                                 One Year        Three Years     Since Inception2
Class A                                        7.67% (7.57)    26.11% (25.87)    30.29% (30.05)
Class B                                        7.14  (7.03)    24.26  (24.02)    27.93  (27.68)
Class C                                        7.14  (7.03)    24.25  (24.02)    27.92  (27.68)
Lehman Brothers Aggregate Bond Index3             5.42            27.75             33.39
Lipper Corporate Debt BBB-Rated Funds Avg.4       9.24            24.58             29.54

    Average Annual Total Returns1                         As of 6/30/03

                                                  One Year     Three Years    Since Inception2
Class A                                         7.13% (7.03)   7.94% (7.88)    7.22% (7.16)
Class B                                         6.03  (5.93)   8.03  (7.96)    7.44  (7.39)
Class C                                         9.03  (8.93)   8.55  (8.48)    7.62  (7.57)
Lehman Brothers Aggregate Bond Index3             10.40          10.08            9.19
Lipper Corporate Debt BBB-Rated Funds Avg.4       12.89           9.19            8.38

    Distributions and Yields                           As of 7/31/03

                      Distribution Paid      30-Day
                        for 12 Months       SEC Yield
    Class A               $0.55              2.81%
    Class B               $0.50              2.41
    Class C               $0.50              2.40

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The
cumulative total returns do not take into account
applicable sales charges. If reflected, the
applicable sales charges would reduce the cumulative
total return performance quoted. The average annual
total returns do take into account applicable sales
charges. Without a distribution and service (12b-1)
fee waiver of 0.05% for Class A shares, the returns
would have been lower. The Fund charges a maximum
front-end sales charge of 4% for Class A shares
and a 12b-1 fee of up to 0.30% annually. In some
circumstances, Class A shares may not be subject to a
front-end sales charge, but may be subject to a 1%
contingent deferred sales charge (CDSC) for the first
year. Class B shares are subject to a declining CDSC
of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the
first six years after purchase and a 12b-1 fee of 1%
annually. Approximately seven years after purchase,
Class B shares will automatically convert to Class A
shares on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1% and a CDSC
of 1% for shares redeemed within 18 months of
purchase, and a 12b-1 fee of 1% annually.  The
returns in  the tables do not reflect the deduction
of taxes that
                        www.strategicpartners.com    (800) 225-1852

Performance at a Glance

a shareholder would pay on Fund distributions or following the redemption of Fund shares. The Fund's manager voluntarily agreed to limit the net annual operating expenses, exclusive of 12b-1 fees, for the fiscal year ended July 31, 2003. Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses.
2Inception date: 11/3/99. 3The Lehman Brothers
Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S.
government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. 4The Lipper Corporate Debt
BBB-Rated Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Corporate Debt BBB-Rated Funds category.
Funds in the Lipper Average invest primarily in corporate and government debt issues rated in the top four grades. The returns for the Lehman Brothers
Aggregate Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Portfolio Composition

Expressed as a percentage of long-term investments as of 7/31/03.

    62.5%   Mortgage Backed Securities
    15.5    U.S. Treasuries
     6.4    U.S. Corporate Bonds
     6.3    Foreign Government Obligations
     5.0    Municipals
     4.3    Asset-Backed Securities
Portfolio Composition is subject
to change.

Five Largest Issuers

Expressed as a percentage of long-term investments as of 7/31/03.

    41.7%   Federal National Mortgage Assn.
    23.8    Federal Home Loan Mortgage Corp.
    15.4    United States Treasury
    11.0    Govt National Mortgage Assn.
     8.1    Federal National Mortgage Corp.
Issuers are subject to change.

Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

Annual Report    July 31, 2003

The return on the Strategic Partners Total Return
Bond Fund's Class A shares was 7.67% over the reporting period, beating the 5.42% Lehman Brothers
Aggregate Bond Index, but trailing the 9.24% Lipper
Corporate Debt BBB-Rated Funds Average. Including the effects of Class A share maximum initial sales charges, the Fund returned 3.36%.

Interest rates declined and bond prices rose through most of the reporting period. Early in the period, investors flocked to the safety of Treasury bonds because of anxiety about sluggish global growth, the integrity of corporate accounting and governance, and a potential U.S. war with Iraq. Mortgage backed securities also held up well despite a high pace of refinancings. Rate cuts by both the Federal Reserve and the European Central Bank, additional tax cuts, and rising defense spending encouraged investors to begin to move into riskier assets that have higher potential returns. Corporate bonds, especially BBB-rated and high yield issues, performed well as investors began to notice that companies continued to cut capital spending, limit stock buybacks, and repair balance sheets. Emerging market bonds benefited from generally improved credit fundamentals as well as a growing number of institutional investors accepting emerging markets as part of their asset allocations. However, U.S. yields jumped sharply higher (and bond prices lower) in July
2003 as investors digested the facts that the Federal
Reserve may no longer need to purchase longer maturity Treasuries and that federal budget deficits are climbing rapidly.

A diversified set of strategies contributed to the
Fund's performance, including emphasizing shorter
maturities, where yields declined most. PIMCO added
value with its security selection in the mortgage-
based sector. Although the Fund's overall underweight
in corporate bonds detracted from its performance as
compared with the Lehman Index, an emphasis on BBB-
                      www.strategicpartners.com     (800) 225-1852

rated bonds within the corporate sector, especially in the telecom and pipeline industries, added to return.
Allocations to municipal, Treasury Inflation Protected
(TIP), and emerging market bonds were positive for performance. PIMCO reduced the average duration of the Fund's holdings to a more neutral level, reducing its exposure to interest rate changes, before the sharp interest rate upswing in July 2003. This preserved much of the Fund's gains.

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2003

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.1%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  1.1%
    22,500   Lockheed Martin Corp.                                  $    1,177,650
-------------------------------------------------------------------------------------
Airlines  0.8%
    53,000   Southwest Airlines Co.                                        869,730
-------------------------------------------------------------------------------------
Banks  9.8%
    17,500   Bank of America Corp.                                       1,444,975
   100,000   Citigroup, Inc.                                             4,480,000
    34,500   J.P. Morgan Chase & Co.                                     1,209,225
   160,000   MBNA Corp.                                                  3,566,400
                                                                    --------------
                                                                        10,700,600
-------------------------------------------------------------------------------------
Computers & Business Equipment  9.9%
   128,200   Brocade Communications Systems, Inc.(a)                       715,356
   427,500   Cisco Systems, Inc.(a)                                      8,344,800
    54,000   Dell, Inc.(a)                                               1,818,720
                                                                    --------------
                                                                        10,878,876
-------------------------------------------------------------------------------------
Computer Software & Services  11.3%
    67,900   Advent Software, Inc.(a)                                    1,099,980
   253,300   EMC Corp.(a)                                                2,695,112
   150,200   Microsoft Corp.                                             3,965,280
   110,500   Oracle Corp.(a)                                             1,326,000
   107,000   VERITAS Software Corp.(a)                                   3,295,600
                                                                    --------------
                                                                        12,381,972
-------------------------------------------------------------------------------------
Cosmetics & Toiletries  2.4%
    12,000   Avon Products, Inc.                                           748,680
    27,000   Estee Lauder Cos., Inc. (Class A)                           1,007,910
    27,000   Gillette Co.                                                  830,520
                                                                    --------------
                                                                         2,587,110

    36                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares       Description                                            Value (Note 1)
----------------------------------------------------------------------------------------
Drugs & Healthcare  16.7%
     18,000   Aetna, Inc.                                           $    1,109,160
     27,500   Amgen, Inc.(a)                                             1,913,450
     20,500   Boston Scientific Corp.(a)                                 1,296,215
     35,000   Cardinal Health, Inc.                                      1,916,250
     36,000   Caremark Rx, Inc.(a)                                         900,720
     19,000   Gilead Sciences, Inc.(a)                                   1,296,750
     76,500   Medtronic, Inc.                                            3,939,750
    121,400   Pfizer, Inc.                                               4,049,905
     15,500   Teva Pharmaceutical Industries Ltd. - ADR
               (Israel)(a)                                                 888,770
     24,000   Wyeth                                                      1,093,920
                                                                    --------------
                                                                        18,404,890
-------------------------------------------------------------------------------------
Educational Services  0.9%
     15,500   Apollo Group, Inc. (Class A)(a)                            1,003,780
-------------------------------------------------------------------------------------
Financial Services  6.1%
     34,300   Capital One Financial Corp.                                1,643,313
     74,100   Morgan Stanley                                             3,515,304
     36,000   SLM Corp.                                                  1,492,560
                                                                    --------------
                                                                         6,651,177
-------------------------------------------------------------------------------------
Food & Beverages  0.8%
     16,500   Anheuser-Busch Cos., Inc.                                    855,030
-------------------------------------------------------------------------------------
Insurance  3.4%
     47,500   American International Group, Inc.                         3,049,500
     14,000   Radian Group, Inc.                                           655,340
                                                                    --------------
                                                                         3,704,840
-------------------------------------------------------------------------------------
Internet  0.8%
     61,600   Juniper Networks, Inc.(a)                                    888,888
-------------------------------------------------------------------------------------
Media  3.0%
     73,000   AOL Time Warner, Inc.(a)                                   1,126,390
     39,189   Comcast Corp. (Class A)(a)                                 1,188,210
     28,000   EchoStar Communications Corp. (Class A)(a)                 1,015,560
                                                                    --------------
                                                                         3,330,160

    See Notes to Financial Statements                                     37

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Oil Field/Equipment & Services  1.9%
     15,000   Apache Corp.                                          $      929,400
     34,000   BJ Services Co.(a)                                         1,164,500
                                                                    --------------
                                                                         2,093,900
-------------------------------------------------------------------------------------
Paper & Forest Products  1.1%
     30,500   International Paper Co.                                    1,193,160
-------------------------------------------------------------------------------------
Restaurants  1.9%
     24,000   Brinker International, Inc.(a)                               840,000
     56,000   McDonald's Corp.                                           1,288,560
                                                                    --------------
                                                                         2,128,560
-------------------------------------------------------------------------------------
Retail  6.8%
     36,000   Amazon.com, Inc.(a)                                        1,501,920
     23,500   Costco Wholesale Corp.(a)                                    870,675
     69,400   Gap, Inc. (The)                                            1,248,506
     32,500   Home Depot, Inc. (The)                                     1,014,000
     80,500   Staples, Inc.(a)                                           1,621,270
     21,000   Wal-Mart Stores, Inc.                                      1,174,110
                                                                    --------------
                                                                         7,430,481
-------------------------------------------------------------------------------------
Semiconductors & Equipment  16.6%
     15,100   Analog Devices, Inc.(a)                                      573,045
    207,500   Applied Materials, Inc.(a)                                 4,046,250
     60,000   Intel Corp.                                                1,497,000
    109,000   Linear Technology Corp.                                    4,019,920
    101,500   Maxim Integrated Products, Inc.                            3,966,620
    155,300   Xilinx, Inc.(a)                                            4,081,284
                                                                    --------------
                                                                        18,184,119
-------------------------------------------------------------------------------------
Telecommunications  2.8%
    146,000   AT&T Wireless Services, Inc.(a)                            1,245,380
     80,000   Corning, Inc.(a)                                             651,200
     28,500   UTStarcom, Inc.(a)                                         1,213,245
                                                                    --------------
                                                                         3,109,825
                                                                    --------------
              Total long-term investments (cost $118,172,153)          107,574,748
                                                                    --------------

    38                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  1.3%
-------------------------------------------------------------------------------------
Mutual Fund Shares
  1,434,835   Dryden Core Investment Fund--Taxable Money Market
               Series
               (cost $1,434,835; Note 3)                            $    1,434,835
                                                                    --------------
              Total Investments  99.4%
               (cost $119,606,988; Note 5)                             109,009,583
              Assets in excess of other liabilities  0.6%                  667,361
                                                                    --------------
              Net Assets 100%                                       $  109,676,944
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt

    See Notes to Financial Statements                                     39

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.4%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace / Defense  0.8%
     800   Boeing Co.                                               $       26,496
     100   General Dynamics Corp.                                            7,934
   1,900   Lockheed Martin Corp.                                            99,446
   1,000   Northrop Grumman Corp.                                           92,240
   2,500   United Technologies Corp.                                       188,075
                                                                    --------------
                                                                           414,191
-------------------------------------------------------------------------------------
Agriculture  0.2%
   4,600   Monsanto Co.                                                    105,800
-------------------------------------------------------------------------------------
Apparel Retail  0.6%
     200   GAP, Inc. (The)                                                   3,598
   3,500   Jones Apparel Group, Inc.(a)                                    101,325
   3,300   Nike, Inc. (Class B)                                            170,742
                                                                    --------------
                                                                           275,665
-------------------------------------------------------------------------------------
Automobiles & Trucks  1.4%
  29,980   Delphi Corp.                                                    251,832
  29,018   Ford Motor Co.                                                  320,939
     700   General Motors Corp.                                             26,201
     400   Harley-Davidson, Inc.                                            18,752
   1,300   Lear Corp.(a)                                                    67,574
                                                                    --------------
                                                                           685,298
-------------------------------------------------------------------------------------
Banking & Financial Services  16.8%
   2,500   Ambac Financial Group, Inc.                                     164,675
   2,400   AmSouth Bancorp.                                                 52,008
   1,500   Astoria Financial Corp.                                          42,210
   5,400   Bank of America Corp.                                           445,878
   3,100   Bank One Corp.                                                  122,636
   3,900   Capital One Financial Corp.                                     186,849
  35,200   CIT Group, Inc.                                                 981,376
  23,500   Citigroup, Inc.                                               1,052,800
   1,000   City National Corp.                                              50,350

    40                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares     Description                                              Value (Note 1)
----------------------------------------------------------------------------------------
        900   Compass Bancshares, Inc.                              $       30,411
      3,800   Countrywide Financial Corp.                                  253,878
        100   E*TRADE Group, Inc.(a)                                           916
        200   Fannie Mae                                                    12,808
      1,500   First Data Corp.                                              56,640
      1,600   First Tennessee National Corp.                                68,640
        200   FirstMerit Corp.                                               4,774
      1,600   FleetBoston Financial Corp.                                   49,744
      3,300   Freddie Mac                                                  161,205
      3,200   Goldman Sachs Group, Inc.                                    278,848
      2,600   GreenPoint Financial Corp.                                   130,676
      2,800   Hibernia Corp. (Class A)                                      56,028
      1,300   John Hancock Financial Services, Inc.                         42,445
     13,970   KeyCorp.                                                     375,933
      2,000   Marshall & Ilsley Corp.                                       62,640
      1,900   MBIA, Inc.                                                    96,178
      2,300   MBNA Corp.                                                    51,267
      4,200   Mellon Financial Corp.                                       127,050
      4,900   Merrill Lynch & Co., Inc.                                    266,413
      8,500   Morgan Stanley                                               403,240
      1,000   National Commerce Financial Corp.                             24,500
      3,000   North Fork Bancorportion, Inc.                               105,150
      2,100   PNC Financial Services Group                                 102,795
      4,900   SouthTrust Corp.                                             140,434
      1,500   Sovereign BanCorp, Inc.                                       26,910
      3,900   SunTrust Banks, Inc.                                         237,510
     17,400   U.S. Bancorp.                                                426,648
      6,320   UnionBanCal Corp.                                            282,314
      9,500   Wachovia Corp.                                               415,055
     17,255   Washington Mutual, Inc.                                      681,227
      3,000   Wells Fargo & Co.                                            151,590
                                                                    --------------
                                                                         8,222,649
-------------------------------------------------------------------------------------
Building & Construction  1.4%
      8,700   Lennar Corp. (Class A)                                       567,153
        870   Lennar Corp. (Class B)                                        54,071
      2,800   Masco Corp.                                                   68,236
                                                                    --------------
                                                                           689,460

    See Notes to Financial Statements                                     41

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Business Services  1.2%
        300   BearingPoint, Inc.(a)                                 $        3,300
     33,500   Cendant Corp.(a)                                             601,325
                                                                    --------------
                                                                           604,625
-------------------------------------------------------------------------------------
Chemicals  2.3%
      3,200   Air Products & Chemicals, Inc.                               148,736
     12,435   Dow Chemical Co.                                             438,956
      5,400   Eastman Chemical Co.                                         196,020
        100   Goodrich Corp.                                                 2,300
      1,000   PPG Industries, Inc.                                          56,470
      3,000   Praxair, Inc.                                                193,980
      1,600   Rohm and Haas Co.                                             56,592
                                                                    --------------
                                                                         1,093,054
-------------------------------------------------------------------------------------
Computer Hardware & Software  7.3%
     47,300   Computer Associates International, Inc.                    1,203,785
      1,200   Computer Sciences Corp.(a)                                    48,684
      1,700   Dell Inc.(a)                                                  57,256
        300   Electronic Arts, Inc.(a)                                      25,200
     35,200   Electronic Data Systems Corp.                                783,904
      1,700   EMC Corp.(a)                                                  18,088
     96,100   Gateway, Inc.(a)                                             491,071
      9,800   Hewlett-Packard Co.                                          207,466
      4,100   International Business Machines Corp.                        333,125
      1,000   Microsoft Corp.                                               26,400
      7,800   Raytheon Co.                                                 239,460
      3,200   Siebel Systems, Inc.(a)                                       30,016
     19,400   Sun Microsystems, Inc.(a)                                     72,556
                                                                    --------------
                                                                         3,537,011
-------------------------------------------------------------------------------------
Consumer Discretionary  2.2%
        300   Black & Decker Corp.                                          12,258
     21,200   Eastman Kodak Co.                                            585,756
      6,550   Fortune Brands, Inc.                                         364,246
      1,500   Hasbro, Inc.                                                  28,275
      3,500   Mattel, Inc.                                                  68,005
                                                                    --------------
                                                                         1,058,540

    42                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Consumer Staples  4.6%
     10,800   Albertson's, Inc.                                     $      203,688
     38,340   Altria Group, Inc.                                         1,533,983
      2,800   Gillette Co.                                                  86,128
      3,900   Procter & Gamble Co.                                         342,693
      1,000   SYSCO Corp.                                                   30,130
      2,500   Kroger Co. (The)(a)                                           42,375
                                                                    --------------
                                                                         2,238,997
-------------------------------------------------------------------------------------
Distributors  0.1%
        600   W.W. Grainger, Inc.                                           29,520
-------------------------------------------------------------------------------------
Diversified Manufacturing  2.4%
        100   American Standard Cos., Inc.(a)                                7,640
      4,500   Honeywell International, Inc.                                127,260
        400   ITT Industries, Inc.                                          26,680
      1,700   Johnson Controls, Inc.                                       164,237
        300   Newell Rubbermaid, Inc.                                        7,089
     46,100   Tyco International Ltd. (Bermuda)                            857,460
                                                                    --------------
                                                                         1,190,366
-------------------------------------------------------------------------------------
Drugs & Healthcare  5.8%
     19,600   Aetna, Inc.                                                1,207,752
        400   Anthem, Inc.(a)                                               30,204
     10,500   Bausch & Lomb, Inc.                                          443,835
      6,800   Bristol-Myers Squibb Co.                                     178,160
        200   Eli Lilly & Co.                                               13,168
        500   Forest Laboratories, Inc.(a)                                  23,940
        400   Gilead Sciences, Inc.(a)                                      27,300
        600   Guidant Corp.                                                 28,332
      1,100   Human Genome Sciences, Inc.(a)                                15,103
        700   MedImmune, Inc.(a)                                            27,433
      4,500   Merck & Co., Inc.                                            248,760
      1,300   Schering-Plough Corp.                                         22,074
     35,500   Tenet Healthcare Corp.(a)                                    489,190
        600   Watson Pharmaceuticals, Inc.(a)                               23,964
      1,400   Wyeth                                                         63,812
                                                                    --------------
                                                                         2,843,027

    See Notes to Financial Statements                                     43

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Entertainment & Leisure  1.3%
        400   Harrah's Entertainment, Inc.                          $       17,460
     12,900   Mandalay Resort Group                                        448,404
        100   Marriott International, Inc. (Class A)                         4,110
     17,400   Park Place Entertainment Corp.(a)                            155,730
                                                                    --------------
                                                                           625,704
-------------------------------------------------------------------------------------
Food & Beverages  1.3%
      2,800   Archer-Daniels-Midland Co.                                    36,792
      6,300   Coca-Cola Co.                                                283,311
        300   General Mills, Inc.                                           13,761
        100   Heinz (HJ) Co. of Canada Ltd. (Canada)                         3,406
        200   Hershey Foods Corp.                                           14,562
      1,500   Kellogg Co.                                                   51,495
      2,100   Kraft Foods, Inc. (Class A)                                   58,401
      8,700   Sara Lee Corp.                                               162,603
                                                                    --------------
                                                                           624,331
-------------------------------------------------------------------------------------
Industrial Machinery  0.4%
      1,000   Deere & Co.                                                   50,780
        600   Eaton Corp.                                                   50,502
      1,400   Ingersoll-Rand Co. (Class A)                                  75,936
        300   SPX Corp.(a)                                                  14,127
                                                                    --------------
                                                                           191,345
-------------------------------------------------------------------------------------
Insurance  10.7%
     13,600   Allmerica Financial Corp.(a)                                 303,824
     28,400   Allstate Corp.                                             1,080,052
      1,600   American International Group, Inc.                           102,720
      5,300   Aon Corp.                                                    127,465
      3,400   CIGNA Corp.                                                  159,052
      3,730   Lincoln National Corp.                                       139,278
     42,790   MetLife, Inc.                                              1,186,138
     25,500   Principal Financial Group, Inc.                              831,300
      1,600   Protective Life Corp.                                         46,624
        600   SAFECO Corp.                                                  22,338
     25,650   St. Paul Companies., Inc.                                    902,111

    44                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      1,300   The Hartford Financial Services Group, Inc.           $       67,847
      1,400   Torchmark Corp.                                               56,896
      8,300   Travelers Property Casualty Corp.                            134,460
      1,700   Travelers Property Casualty Corp. (Class B)                   27,438
      2,700   UnumProvident Corp.                                           36,666
                                                                    --------------
                                                                         5,224,209
-------------------------------------------------------------------------------------
Investment Company  0.2%
      2,130   iShares Russell 1000 Value Index Fund                        109,546
-------------------------------------------------------------------------------------
Media & Entertainment  2.7%
     17,600   AOL Time Warner, Inc.(a)                                     271,568
        300   Comcast Corp. (Class A)(a)                                     9,096
      6,200   Comcast Corp. (Special Class A)(a)                           181,660
        600   COX Communications, Inc. (Class A)(a)                         19,074
        500   E.W. Scripps Co. (The) (Class A)                              41,480
      1,400   Fox Entertainment Group, Inc. (Class A)(a)                    42,378
      1,200   Gannett Co., Inc.                                             92,196
        500   Knight-Ridder, Inc.                                           34,315
      9,100   Liberty Media Corp. (Class A)(a)                             100,919
      1,600   Tribune Co.                                                   75,552
      7,300   Viacom, Inc. (Class B)                                       317,696
      6,100   Walt Disney Co. (The)                                        133,712
                                                                    --------------
                                                                         1,319,646
-------------------------------------------------------------------------------------
Metals  2.6%
     44,772   Alcoa, Inc.                                                1,243,318
      2,800   United States Steel Corp.                                     44,128
                                                                    --------------
                                                                         1,287,446
-------------------------------------------------------------------------------------
Networking  0.3%
      7,300   Cisco Systems, Inc.(a)                                       142,496
      1,300   Juniper Networks, Inc.(a)                                     18,759
                                                                    --------------
                                                                           161,255
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  5.7%
      5,600   Anadarko Petroleum Corp.                                     245,280
      3,800   ChevronTexaco Corp.                                          274,018

    See Notes to Financial Statements                                     45

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      6,300   ConocoPhillips                                        $      329,742
        900   Cooper Cameron Corp.(a)                                       43,029
      4,900   Devon Energy Corp.                                           232,113
        400   Diamond Offshore Drilling, Inc.                                7,784
      8,000   Dynegy, Inc.(a)                                               25,360
      3,600   El Paso Corp.                                                 25,344
     24,500   ExxonMobil Corp.                                             871,710
      7,770   Occidental Petroleum Corp.                                   254,001
      2,400   Rowan Cos., Inc.(a)                                           52,680
      9,788   Sunoco, Inc.                                                 362,156
      1,000   Transocean, Inc.(a)                                           19,570
      1,300   Valero Energy Corp.                                           47,320
                                                                    --------------
                                                                         2,790,107
-------------------------------------------------------------------------------------
Paper & Forest Products  1.2%
      1,800   Bowater, Inc.                                                 69,336
      2,100   Georgia-Pacific Corp.                                         45,885
        500   Smurfit-Stone Container Corp.(a)                               7,485
        500   Temple-Inland, Inc.                                           23,195
      7,400   Weyerhaeuser Co.                                             416,546
                                                                    --------------
                                                                           562,447
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  1.5%
        800   Archstone-Smith Trust                                         20,680
        800   Arden Realty, Inc.                                            22,400
        400   Camden Property Trust                                         14,924
        900   CarrAmerica Realty Corp.                                      26,289
        100   Chelsea Property Group, Inc.                                   4,360
        900   Developers Diversified Realty Corp.                           26,730
      1,600   Duke Realty Corp.                                             46,112
      5,500   Equity Office Properties Trust                               152,570
      1,400   Equity Residential                                            39,060
        600   General Growth Properties, Inc.                               40,908
        500   Highwoods Properties, Inc.                                    11,570
        500   Hospitality Properties Trust                                  15,760
        100   Mills Corp. (The)                                              3,561
      7,460   Plum Creek Timber Co., Inc.                                  202,614

    46                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      2,000   ProLogis                                              $       55,100
      1,000   Rouse Co. (The)                                               39,990
      1,200   United Dominion Realty Trust, Inc.                            21,636
                                                                    --------------
                                                                           744,264
-------------------------------------------------------------------------------------
Restaurants  2.4%
      5,100   McDonald's Corp.                                             117,351
        500   Wendy's International, Inc.                                   14,695
     34,300   Yum! Brands, Inc.(a)                                       1,026,599
                                                                    --------------
                                                                         1,158,645
-------------------------------------------------------------------------------------
Retail  5.9%
      2,300   Abercrombie & Fitch Co. (Class A)(a)                          73,807
      5,700   CVS Corp.                                                    170,943
        400   Family Dollar Stores, Inc.                                    15,004
        700   Federated Department Stores, Inc.(a)                          28,007
      3,400   Home Depot, Inc. (The)                                       106,080
     39,800   J. C. Penney Co., Inc.                                       739,484
        200   Kohl's Corp.(a)                                               11,870
        100   Lowe's Companies, Inc.                                         4,756
     15,150   May Department Stores Co.                                    374,357
     33,280   Sears, Roebuck & Co.                                       1,354,496
                                                                    --------------
                                                                         2,878,804
-------------------------------------------------------------------------------------
Semiconductors  0.4%
      4,000   Altera Corp.(a)                                               76,960
      1,300   Cooper Industries, Ltd.                                       57,629
        500   Intersil Corp.(a)                                             12,330
        500   QLogic Corp.(a)                                               21,075
        400   Xilinx, Inc.(a)                                               10,512
                                                                    --------------
                                                                           178,506
-------------------------------------------------------------------------------------
Telecommunications  4.5%
      5,650   ALLTEL Corp.                                                 264,364
      3,548   AT&T Corp.                                                    75,430
      9,500   AT&T Wireless Services, Inc.(a)                               81,035
      7,300   BellSouth Corp.                                              185,931
      4,200   Corning, Inc.(a)                                              34,188

    See Notes to Financial Statements                                     47

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      2,300   General Motors Corp. (Class H)(a)                     $       31,579
      4,500   Motorola, Inc.                                                40,680
      1,900   NCR Corp.(a)                                                  52,383
      2,100   Qwest Communications International, Inc.(a)                    8,379
     29,510   SBC Communications, Inc.                                     689,354
      1,400   Sprint Corp. (PCS Group)(a)                                    8,610
      2,000   Tellabs, Inc.(a)                                              13,460
     19,727   Verizon Communications, Inc.                                 687,683
                                                                    --------------
                                                                         2,173,076
-------------------------------------------------------------------------------------
Transportation  1.2%
      2,200   Burlington Northern Santa Fe Corp.                            60,632
      1,300   CSX Corp.                                                     40,690
        700   FedEx Corp.                                                   45,073
      1,400   Norfolk Southern Corp.                                        26,922
      7,200   Teekay Shipping Corp.                                        317,376
      1,200   Union Pacific Corp.                                           73,128
                                                                    --------------
                                                                           563,821
-------------------------------------------------------------------------------------
Utilities  7.0%
        900   Ameren Corp.                                                  37,584
     30,514   American Electric Power Co., Inc.                            856,222
      3,200   Cinergy Corp.                                                108,864
      1,500   Constellation Energy Group, Inc.                              50,100
      2,400   Dominion Resources, Inc.                                     144,240
     11,590   DTE Energy Co.                                               413,879
      5,500   Edison International(a)                                       90,255
      6,100   Entergy Corp.                                                314,211
      6,010   Exelon Corp.                                                 345,395
      9,608   FirstEnergy Corp.                                            331,380
      1,600   NiSource, Inc.                                                30,880
      6,600   OGE Energy Corp.                                             131,472
      1,800   Pepco Holdings, Inc.                                          31,176
      6,400   PG&E Corp.(a)                                                137,280
      2,000   Pinnacle West Capital Corp.                                   68,640
      1,300   PPL Corp.                                                     51,467
      1,200   Progress Energy, Inc.                                         48,888

    48                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      2,000   Public Service Enterprise Group, Inc.                 $       81,500
      1,000   Scana Corp.                                                   33,200
      7,200   Xcel Energy, Inc.                                            104,256
                                                                    --------------
                                                                         3,410,889
-------------------------------------------------------------------------------------
Waste Management  2.0%
     40,240   Waste Management, Inc.                                       961,334
                                                                    --------------
              Total long-term investments (cost $42,864,132)            47,953,578
                                                                    --------------
SHORT-TERM INVESTMENT  1.5%
-------------------------------------------------------------------------------------
Mutual Fund
    736,557   Dryden Core Investment Fund--Taxable Money Market
               Series (cost $736,557; Note 3)                              736,557
                                                                    --------------
              Total Investments  99.9%
               (cost $43,600,689; Note 5)                               48,690,135
              Other assets in excess of liabilities  0.1%                   44,579
                                                                    --------------
              Net Assets  100.0%                                    $   48,734,714
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.

    See Notes to Financial Statements                                     49

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2003

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.6%
Common Stocks
-------------------------------------------------------------------------------------
Airlines  0.4%
   4,150   SkyWest, Inc.                                             $      77,564
-------------------------------------------------------------------------------------
Banks  2.8%
   1,379   CVB Financial Corp.                                              27,180
   1,850   East West Bancorp, Inc.                                          79,976
   4,475   Investors Financial Services Corp.                              142,618
   5,100   Southwest Bancorp of Texas, Inc.(a)                             181,050
   2,529   Texas Regional Bancshares, Inc. (Class A)                        83,406
                                                                     -------------
                                                                           514,230
-------------------------------------------------------------------------------------
Biotechnology  0.7%
   3,100   Atrix Laboratories, Inc.(a)                                      76,260
   1,350   Charles River Laboratories International, Inc.(a)                50,166
                                                                     -------------
                                                                           126,426
-------------------------------------------------------------------------------------
Building & Construction  0.7%
   4,675   Toll Brothers, lnc.(a)                                          123,888
-------------------------------------------------------------------------------------
Cable  0.7%
  12,750   Mediacom Communications Corp.(a)                                120,105
-------------------------------------------------------------------------------------
Chemicals  0.8%
   2,375   Cabot Microelectronics Corp.(a)                                 147,511
-------------------------------------------------------------------------------------
Commercial Services  6.1%
   5,250   Alliance Data Systems Corp.(a)                                  143,850
   9,260   CSG Systems International, Inc.(a)                              139,733
   4,400   Documentum, Inc.(a)                                              75,460
   3,900   Fair Isaac Corp.                                                210,756
   1,075   G & K Services, Inc. (Class A)                                   33,615
   7,600   ICT Group, Inc.(a)                                               71,820
   3,617   Iron Mountain, Inc.(a)                                          132,382
   3,350   Ritchie Bros. Auctioneers, Inc.(a)                              131,756
   5,640   Tech Data Corp.(a)                                              176,532
                                                                     -------------
                                                                         1,115,904
-------------------------------------------------------------------------------------
Communications Equipment  0.7%
  11,275   Andrew Corp.(a)                                                 122,785

    50                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares     Description                                               Value (Note 1)
----------------------------------------------------------------------------------------
Computer Services  3.1%
      4,350   FactSet Research Systems, Inc.                        $      200,100
      8,950   Pegasus Solutions, Inc.(a)                                   133,355
      3,850   United Online, Inc.(a)                                       120,621
      4,850   West Corp.(a)                                                117,952
                                                                    --------------
                                                                           572,028
-------------------------------------------------------------------------------------
Computers & Business Equipment  5.8%
     23,275   Adaptec, Inc.(a)                                             157,572
      8,075   Avocent Corp.(a)                                             216,249
      3,380   CDW Corp.                                                    161,834
     10,875   Emulex Corp.(a)                                              221,305
     30,925   Enterasys Networks, Inc.(a)                                  143,492
     14,490   Falcon Products, Inc.(a)                                      60,858
     11,550   Maxtor Corp.(a)                                              115,500
                                                                    --------------
                                                                         1,076,810
-------------------------------------------------------------------------------------
Construction & Engineering  1.1%
      4,600   Jacobs Engineering Group, Inc.(a)                            201,664
-------------------------------------------------------------------------------------
Diversified Manufacturing  1.5%
      3,750   Applied Films Corp.(a)                                        93,225
      3,550   Fisher Scientific International, Inc.(a)                     134,190
      1,400   Wilson Greatbatch Technologies, Inc.(a)                       54,754
                                                                    --------------
                                                                           282,169
-------------------------------------------------------------------------------------
Drugs & Healthcare  4.4%
      6,200   Alkermes, Inc.(a)                                             81,840
      3,575   CONMED Corp.(a)                                               73,538
      5,000   Connetics Corp.(a)                                            90,800
      2,650   Cooper Companies, Inc. (The)                                  92,883
      8,200   Covance, Inc.(a)                                             169,739
      3,700   D & K Healthcare Resources, Inc.                              55,167
      1,800   Diagnostic Products Corp.                                     68,940
      4,400   ILEX Oncology, Inc.(a)                                        73,436
      3,100   OSI Pharmaceuticals, Inc.(a)                                 104,191
                                                                    --------------
                                                                           810,534

    See Notes to Financial Statements                                     51

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Educational Services  0.9%
      6,440   Sylvan Learning Systems, Inc.(a)                      $      171,240
-------------------------------------------------------------------------------------
Electronics & Electronic Components  9.5%
      6,225   Benchmark Electronics, Inc.(a)                               247,754
      8,290   Electronics for Imaging, Inc.(a)                             174,090
     11,050   Global Imaging Systems, Inc.(a)                              281,664
      1,400   OmniVision Technologies, Inc.(a)                              56,826
      6,550   Photronics, Inc.(a)                                          120,193
      5,675   Planar Systems, Inc.(a)                                      136,881
      4,875   Rogers Corp.(a)                                              143,715
     11,650   SeaChange International, Inc.(a)                             122,325
     11,075   Semtech Corp.(a)                                             182,738
      4,030   Technitrol, Inc.(a)                                           75,643
      4,330   Woodhead Industries, Inc.                                     65,946
      5,150   Zoran Corp.(a)                                               139,617
                                                                    --------------
                                                                         1,747,392
-------------------------------------------------------------------------------------
Financial Services  8.6%
      6,275   Affiliated Managers Group, Inc.(a)                           410,510
      6,389   Financial Federal Corp.(a)                                   193,587
      7,525   Gabelli Asset Management, Inc.(a)                            269,395
      4,050   Hilb, Rogal and Hamilton Co.                                 136,364
     11,450   Interactive Data Corp.(a)                                    191,330
     12,700   Jefferies Group, Inc.                                        376,999
                                                                    --------------
                                                                         1,578,185
-------------------------------------------------------------------------------------
Food & Beverages  1.9%
      9,325   Performance Food Group Co.(a)                                352,299
-------------------------------------------------------------------------------------
Gaming  1.7%
      9,400   Alliance Gaming Corp.(a)                                     200,502
      4,000   Shuffle Master, Inc.(a)                                      117,080
                                                                    --------------
                                                                           317,582

    52                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Home Furnishings  0.9%
      1,350   American Woodmark Corp.                               $       67,973
      2,500   Ethan Allen Interiors, Inc.                                   88,850
                                                                    --------------
                                                                           156,823
-------------------------------------------------------------------------------------
Insurance  0.8%
      5,400   ProAssurance Corp.(a)                                        152,010
-------------------------------------------------------------------------------------
Media  10.3%
      5,950   DoubleClick, Inc.(a)                                          66,759
      5,575   Emmis Communications Corp.(a)                                111,556
     10,925   Entravision Communications Corp. (Class A)(a)                116,351
      5,225   Getty Images, Inc.(a)                                        199,229
     12,000   Gray Television, Inc.                                        154,680
     45,036   Hollywood Media Corp.(a)                                      55,845
      6,390   Information Holdings, Inc.(a)                                104,732
     20,600   Insight Communications Co., Inc.(a)                          280,160
      2,550   Leapfrog Enterprises, Inc.(a)                                 77,265
      7,800   Salem Communications Corp. (Class A)(a)                      172,068
      6,300   SBS Broadcasting SA(a)                                       137,025
      6,650   ValueClick, Inc.(a)                                           53,865
     21,055   Valuevision Media, Inc. (Class A)(a)                         365,303
                                                                    --------------
                                                                         1,894,838
-------------------------------------------------------------------------------------
Medical Products & Services  9.6%
      6,875   American Medical Systems Holdings, Inc.(a)                   123,544
      2,950   INAMED Corp.(a)                                              195,880
      8,690   Myriad Genetics, Inc.(a)                                     132,001
      8,350   NDCHealth Corp.                                              167,084
      5,400   Nektar Therapeutics(a)                                        47,736
      8,530   STAAR Surgical Co.(a)                                         98,522
      3,350   Sunrise Senior Living, Inc.(a)                                83,415
      8,000   United Surgical Partners International, Inc.(a)              207,519
      9,000   VCA Antech, Inc.(a)                                          204,111

    See Notes to Financial Statements                                     53

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      3,505   Ventana Medical Systems, Inc.(a)                      $      131,052
      8,035   Vertex Pharmaceuticals, Inc.(a)                              116,427
      6,450   Wright Medical Group, Inc.(a)                                165,249
      3,275   Zoll Medical Corp.(a)                                        102,966
                                                                    --------------
                                                                         1,775,506
-------------------------------------------------------------------------------------
Mining  0.2%
      2,100   Arch Coal, Inc.                                               43,155
-------------------------------------------------------------------------------------
Oil & Gas  4.1%
      3,825   Cal Dive International, Inc.(a)                               75,735
      3,775   Dril-Quip, Inc.(a)                                            59,268
      4,025   Hydril Co.(a)                                                 91,287
      7,950   Key Energy Services, Inc.(a)                                  74,015
      6,965   Newfield Exploration Co.(a)                                  251,644
      4,350   Unit Corp.(a)                                                 85,130
      5,550   Universal Compression Holdings, Inc.(a)                      110,167
                                                                    --------------
                                                                           747,246
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  1.1%
      8,400   American Financial Realty Trust                              123,816
      1,900   Chelsea Property Group, Inc.                                  82,840
                                                                    --------------
                                                                           206,656
-------------------------------------------------------------------------------------
Restaurants  1.0%
      8,200   Ruby Tuesday, Inc.                                           186,632
-------------------------------------------------------------------------------------
Retail  6.2%
      5,650   99 Cents Only Stores(a)                                      193,229
      2,700   AnnTaylor Stores Corp.(a)                                     76,275
      3,050   Finish Line, Inc. (The)(Class A)(a)                           68,229
      3,800   Guitar Center, Inc.(a)                                       128,060
      3,800   Men's Wearhouse, Inc. (The)(a)                                96,178
      4,790   Mettler - Toledo International, Inc.(a)                      167,171
      6,950   PETCO Animal Supplies, Inc.(a)                               174,376
      4,893   Tuesday Morning Corp.(a)                                     138,863
      2,450   Urban Outfitters, Inc.(a)                                     97,363
                                                                    --------------
                                                                         1,139,744

    54                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Semiconductors  0.5%
        893   FormFactor, Inc.(a)                                   $       16,646
     11,950   GlobespanVirata, Inc.(a)                                      82,455
                                                                    --------------
                                                                            99,101
-------------------------------------------------------------------------------------
Software  5.7%
      7,775   Catapult Communications Corp.(a)                              94,855
     11,975   Jack Henry & Associates, Inc.                                223,812
     19,750   Lawson Software, Inc.(a)                                     143,385
      4,550   National Instruments Corp.                                   162,026
      5,864   Packeteer, Inc.(a)                                            71,072
     11,300   Pinnacle Systems, Inc.(a)                                     93,112
      9,185   SERENA Software, Inc.(a)                                     173,505
     18,890   Witness Systems, Inc.(a)                                      80,283
                                                                    --------------
                                                                         1,042,050
-------------------------------------------------------------------------------------
Telecommunications  2.3%
     27,394   LCC International, Inc. (Class A)(a)                         102,728
     15,150   Nextel Partners, Inc. (Class A)(a)                           134,380
      4,175   SpectraLink Corp.(a)                                          69,222
      8,280   Tekelec(a)                                                   121,467
                                                                    --------------
                                                                           427,797
-------------------------------------------------------------------------------------
Transportation  1.9%
      3,200   Forward Air Corp.(a)                                          94,688
      3,500   Knight Transportation, Inc.(a)                                92,750
      4,650   UTI Worldwide, Inc.                                          164,075
                                                                    --------------
                                                                           351,513
-------------------------------------------------------------------------------------
Waste Management  0.6%
      2,625   Stericycle, Inc.(a)                                          118,466
                                                                    --------------
              Total long-term investments (cost $16,747,296)            17,799,853
                                                                    --------------

    See Notes to Financial Statements                                     55

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  4.5%
Mutual Fund
    830,444   Dryden Core Investment Fund--Taxable Money Market
               Series (cost $830,444; Note 3)                       $      830,444
                                                                    --------------
              Total Investments  101.1%
               (cost $17,577,740; Note 5)                               18,630,297
              Liabilities in excess of other assets--(1.1%)               (196,414)
                                                                    --------------
              Net Assets  100%                                      $   18,433,883
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.

    56                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.4%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  0.9%
     2,600   Kaydon Corp.                                            $      61,438
     7,100   Moog, Inc. (Class A)(a)                                       262,700
     3,944   United Defense Industries, Inc.(a)                            100,138
                                                                     -------------
                                                                           424,276
-------------------------------------------------------------------------------------
Auto Related  3.3%
     5,905   ArvinMeritor, Inc.                                            107,766
     1,735   BorgWarner, Inc.                                              115,846
    40,070   CSK Auto Corp.(a)                                             593,037
     8,370   Navistar International Corp.(a)                               326,597
     5,500   Snap-on, Inc.                                                 155,760
     4,500   Winnebago Industries, Inc.                                    178,020
                                                                     -------------
                                                                         1,477,026
-------------------------------------------------------------------------------------
Banks & Savings & Loans  5.2%
     7,400   Astoria Financial Corp.                                       208,236
    23,600   BankUnited Financial Corp. (Class A)(a)                       483,800
     6,000   Commerce Bancorp., Inc.                                       243,060
     5,176   Commercial Federal Corp.                                      118,323
     6,135   First Federal Capital Corp.                                   126,258
     9,793   Fulton Financial Corp.                                        197,917
     4,300   Hibernia Corp. (Class A)                                       86,043
     2,992   MAF Bancorp, Inc.                                             119,680
     6,690   Provident Financial Group, Inc.                               176,884
     8,687   Sky Financial Group, Inc.                                     201,538
     6,720   Trustmark Corp.                                               182,179
     5,362   Whitney Holding Corp.                                         185,257
                                                                     -------------
                                                                         2,329,175
-------------------------------------------------------------------------------------
Building & Construction  0.3%
     3,960   Lafarge North America, Inc.                                   132,660
-------------------------------------------------------------------------------------
Business Services  6.2%
    66,600   Administaff, Inc.(a)                                          846,485

    See Notes to Financial Statements                                     57

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares       Description                                             Value (Note 1)
----------------------------------------------------------------------------------------
     12,385   BearingPoint, Inc.(a)                                 $      136,235
      6,750   CDI Corp.(a)                                                 184,883
     10,000   Global Payments, Inc.                                        352,100
     10,000   Kelly Services, Inc. (Class A)                               256,600
     31,860   Labor Ready, Inc.(a)                                         272,722
     10,525   Moore Wallace, Inc.(Canada)(a)                               153,034
     27,742   MPS Group, Inc.(a)                                           260,497
     15,900   NDCHealth Corp.                                              318,159
                                                                    --------------
                                                                         2,780,715
-------------------------------------------------------------------------------------
Chemicals  3.8%
      8,505   Albemarle Corp.                                              232,101
      3,800   Ferro Corp.                                                   82,688
      5,395   Georgia Gulf Corp.                                           123,438
     12,349   Hercules, Inc.(a)                                            141,026
     11,680   Olin Corp.                                                   218,182
     11,915   RPM International, Inc.                                      167,644
      6,800   Scotts Co. (Class A)(a)                                      360,400
      4,740   Spartech Corp.                                               107,740
      6,600   Valspar Corp. (The)                                          288,552
                                                                    --------------
                                                                         1,721,771
-------------------------------------------------------------------------------------
Containers & Packaging  0.5%
     11,513   Packaging Corp. of America(a)                                217,596
-------------------------------------------------------------------------------------
Diversified Manufacturing  2.2%
      9,554   CNH Global N.V.(Netherlands)                                  90,667
      4,790   Fisher Scientific International, Inc.(a)                     181,062
     35,110   GrafTech International Ltd.(a)                               242,259
      6,632   Lone Star Technologies, Inc.(a)                              109,826
      5,565   Maverick Tube Corp.(a)                                        91,823
     15,200   Watsco, Inc.                                                 264,936
                                                                    --------------
                                                                           980,573
-------------------------------------------------------------------------------------
Drugs & Healthcare  12.8%
      7,108   Advanced Medical Optics, Inc.(a)                             118,704

    58                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      5,066   Alpharma, Inc. (Class A)                              $      100,560
      4,540   AMERIGROUP Corp.(a)                                          187,139
      5,950   Barr Laboratories, Inc.(a)                                   401,923
     10,300   Chattem, Inc.(a)                                             180,250
     18,140   Cooper Companies, Inc.                                       635,806
     18,700   Covance, Inc.(a)                                             387,090
      4,690   Coventry Health Care, Inc.(a)                                252,650
     15,200   Diagnostic Products Corp.                                    582,160
      4,485   Invitrogen Corp.(a)                                          232,323
     16,200   K-V Pharmaceutical Co.(a)                                    466,074
      8,700   Lincare Holdings, Inc.(a)                                    316,680
      9,728   Owens & Minor, Inc.                                          243,200
     12,700   Pediatrix Medical Group, Inc.(a)                             517,271
     21,400   Pharmaceutical Product Development, Inc.(a)                  536,070
      7,180   Province Healthcare Co.(a)                                    96,212
     15,900   Quintiles Transnational Corp.(a)                             218,625
     19,900   Serologicals Corp.(a)                                        305,664
                                                                    --------------
                                                                         5,778,401
-------------------------------------------------------------------------------------
Electric Utilities  1.8%
      6,450   ALLETE, Inc.                                                 172,860
      1,805   Hawaiian Electric Industries, Inc.                            76,767
     13,000   PNM Resources, Inc.                                          346,970
      9,790   Puget Energy, Inc.                                           214,107
                                                                    --------------
                                                                           810,704
-------------------------------------------------------------------------------------
Electronics  2.4%
     20,400   FLIR Systems, Inc.(a)                                        552,840
      4,201   Insight Enterprises, Inc.(a)                                  65,326
      9,140   Pioneer-Standard Electronics, Inc.                            82,077
     47,500   Sanmina-SCI Corp.(a)                                         377,150
                                                                    --------------
                                                                         1,077,393
-------------------------------------------------------------------------------------
Financial Services  6.1%
      3,951   Affiliated Managers Group, Inc.(a)                           258,474
     39,100   AmeriCredit Corp.(a)                                         290,513
     13,600   Eaton Vance Corp.                                            455,056

    See Notes to Financial Statements                                     59

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
      9,400   Jefferies Group, Inc.                                 $      558,078
      2,180   NCO Group, Inc.(a)                                            42,030
     17,350   Raymond James Financial, Inc.                                602,914
      2,732   South Financial Group, Inc. (The)                             67,890
      2,000   Student Loan Corp.                                           244,000
      4,490   Triad Guaranty, Inc.(a)                                      206,540
        274   WSFS Financial Corp.                                          12,119
                                                                    --------------
                                                                         2,737,614
-------------------------------------------------------------------------------------
Food & Beverages  0.9%
      3,702   Performance Food Group Co.(a)                                139,862
     11,635   Smithfield Foods, Inc.(a)                                    247,825
                                                                    --------------
                                                                           387,687
-------------------------------------------------------------------------------------
Gas & Pipeline Utilities  2.5%
      7,580   AGL Resources, Inc.                                          207,844
      7,245   Equitable Resources, Inc.                                    279,874
     24,120   ONEOK, Inc.                                                  503,143
      5,935   Vectren Corp.                                                137,692
                                                                    --------------
                                                                         1,128,553
-------------------------------------------------------------------------------------
Homebuilders  3.0%
     19,800   D.R. Horton, Inc.                                            557,370
     15,900   Hovnanian Enterprises, Inc. (Class A)(a)                     784,665
                                                                    --------------
                                                                         1,342,035
-------------------------------------------------------------------------------------
Hotels & Restaurants  2.7%
     10,400   Brinker International, Inc.(a)                               363,999
      2,894   CBRL Group, Inc.                                             101,985
      6,400   CEC Entertainment, Inc.(a)                                   224,960
      5,004   RARE Hospitality International, Inc.(a)                      174,695
      6,181   Ruby Tuesday, Inc.                                           140,680
      9,000   Sonic Corp.(a)                                               219,960
                                                                    --------------
                                                                         1,226,279
-------------------------------------------------------------------------------------
Household Appliances & Home Furnishings  0.3%
      8,506   Haverty Furniture Companies, Inc.                            140,774

    60                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Insurance  5.9%
      5,887   AmerUs Group Co.                                      $      180,260
      9,700   Commerce Group, Inc.                                         369,084
      5,710   Delphi Financial Group, Inc. (Class A)                       281,789
      5,643   Harleysville Group, Inc.                                     126,911
      5,740   Odyssey Re Holdings Corp.                                    105,616
     13,900   Philadelphia Consolidated Holding Corp.(a)                   560,725
     29,630   Phoenix Companies, Inc. (The)                                277,337
      8,100   Protective Life Corp.                                        236,034
      2,175   Reinsurance Group of America, Inc.                            77,800
      2,344   RenaissanceRe Holdings Ltd.                                   99,831
      3,330   Scottish Annuity & Life Holdings, Ltd.                        76,091
      5,055   W.R. Berkley Corp.                                           259,271
                                                                    --------------
                                                                         2,650,749
-------------------------------------------------------------------------------------
Leisure  1.3%
      6,925   Brunswick Corp.                                              186,629
      9,605   MTR Gaming Group, Inc.(a)                                     83,083
     17,100   WMS Industries, Inc.(a)                                      304,038
                                                                    --------------
                                                                           573,750
-------------------------------------------------------------------------------------
Machinery  2.1%
      4,240   Cummins, Inc.                                                196,439
     13,865   Joy Global, Inc.(a)                                          218,928
      2,865   Tecumseh Products Co. (Class A)                              104,286
     18,930   Wabtec Corp.                                                 279,407
      4,670   York International Corp.                                     136,878
                                                                    --------------
                                                                           935,938
-------------------------------------------------------------------------------------
Metals & Mining  0.1%
      1,800   Peabody Energy Corp.                                          55,242
-------------------------------------------------------------------------------------
Multimedia  4.0%
     11,535   Belo Corp. (Class A)                                         257,577
      9,600   Harman International Industries, Inc.                        802,560
     10,200   Scholastic Corp.(a)                                          297,534
     43,600   Sinclair Broadcast Group, Inc. (Class A)(a)                  450,388
                                                                    --------------
                                                                         1,808,059

    See Notes to Financial Statements                                     61

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  6.1%
     55,980   Chesapeake Energy Corp.                               $      535,728
      5,750   Cimarex Energy Co.(a)                                        115,633
      2,085   CONSOL Energy, Inc.                                           38,885
      5,084   Forest Oil Corp.(a)                                          116,068
      6,214   Frontier Oil Corp.                                            94,204
      3,701   Houston Exploration Co. (The)(a)                             118,839
     13,530   Key Energy Services, Inc.(a)                                 125,964
      6,385   Newfield Exploration Co.(a)                                  230,690
      6,068   Premcor, Inc.(a)                                             132,343
      7,227   Spinnaker Exploration Co.(a)                                 157,910
     13,600   Swift Energy Co.(a)                                          153,408
      4,450   UGI Corp.                                                    140,487
     14,400   Westport Resources Corp.(a)                                  298,800
     25,400   XTO Energy, Inc.                                             490,220
                                                                    --------------
                                                                         2,749,179
-------------------------------------------------------------------------------------
Paper & Paper Products  1.1%
      8,240   Kadant, Inc.(a)                                              163,234
      7,330   Pope & Talbot, Inc.                                           91,185
      6,615   Rayonier, Inc.                                               230,401
                                                                    --------------
                                                                           484,820
-------------------------------------------------------------------------------------
Real Estate Development  0.4%
      4,630   Forest City Enterprises, Inc. (Class A)                      189,830
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  4.3%
      9,410   Alexandria Real Estate Equities, Inc.                        430,507
     13,740   Corporate Office Properties Trust                            249,243
      5,995   Developers Diversified Realty Corp.                          178,052
      5,800   Entertainment Properties Trust                               178,640
      8,010   Heritage Property Investment Trust                           228,686
      9,555   Highwoods Properties, Inc.                                   221,103
      5,730   Ramco-Gershenson Properties Trust                            140,843
      5,600   SL Green Realty Corp.                                        200,536
      4,745   Summit Properties, Inc.                                      100,357
                                                                    --------------
                                                                         1,927,967

    62                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Retail  5.0%
      6,570   AnnTaylor Stores Corp.(a)                             $      185,603
      2,780   Brown Shoe Company, Inc.                                      82,927
     28,550   Fred's, Inc.                                                 835,944
      7,365   Linens 'n Things, Inc.(a)                                    197,014
      2,519   Men's Wearhouse, Inc. (The)(a)                                63,756
      9,700   Movie Gallery, Inc.(a)                                       194,000
     24,400   Phillips-Van Heusen Co.                                      350,872
      5,648   Reebok International Ltd.(a)                                 185,819
      8,450   Wolverine World Wide, Inc.                                   161,395
                                                                    --------------
                                                                         2,257,330
-------------------------------------------------------------------------------------
Semiconductors  2.8%
      8,830   Avnet, Inc.(a)                                               127,152
      9,320   Brooks Automation, Inc.(a)                                   179,410
     13,066   ChipPAC, Inc. (Class A)(a)                                    74,476
     12,388   Fairchild Semiconductor International, Inc. (Class
               A)(a)                                                       157,947
     21,346   Mykrolis Corp.(a)                                            264,050
      6,105   Phototronics, Inc.(a)                                        112,027
     12,890   Standard Microsystems Corp.(a)                               247,230
      3,517   Ultratech Stepper, Inc.(a)                                    81,770
                                                                    --------------
                                                                         1,244,062
-------------------------------------------------------------------------------------
Software  3.4%
      9,056   Activision, Inc.(a)                                          105,502
     10,143   Aspen Technology, Inc.(a)                                     41,383
     20,860   Compuware Corp.(a)                                           107,429
     11,390   FileNET Corp.(a)                                             207,526
      3,769   Hyperion Solutions Corp.(a)                                  103,007
     18,780   Keane, Inc.(a)                                               272,873
     11,242   MRO Software, Inc.(a)                                        138,277
      5,990   NetIQ Corp.(a)                                                65,111
     12,784   Retek, Inc.(a)                                                92,045
      2,485   Take-Two Interactive Software, Inc.(a)                        66,101
     26,000   Verity, Inc.(a)                                              346,060
                                                                    --------------
                                                                         1,545,314

    See Notes to Financial Statements                                     63

      Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Telecommunications  2.3%
     83,900   American Tower Corp. (Class A)(a)                     $      763,490
      5,000   Anixter International, Inc(a)                                111,550
      4,805   Harris Corp.                                                 155,538
                                                                    --------------
                                                                         1,030,578
-------------------------------------------------------------------------------------
Trucking & Freight Forwarding  1.8%
      4,300   Arkansas Best Corp.(a)                                       118,981
      7,280   Pacer International, Inc.(a)                                 142,178
      5,530   Ryder System, Inc.                                           160,702
      6,950   Swift Transportation Co., Inc.(a)                            153,178
      2,350   USF Corp.                                                     74,025
      6,665   Yellow Corp.(a)                                              181,688
                                                                    --------------
                                                                           830,752
-------------------------------------------------------------------------------------
Waste Management  1.9%
     34,800   Allied Waste Industries, Inc.(a)                             421,776
     11,920   Casella Waste Systems, Inc. (Class A)(a)                     138,272
     13,200   Republic Services, Inc.(a)                                   319,440
                                                                    --------------
                                                                           879,488
                                                                    --------------
              Total long-term investments (cost $38,066,762)            43,856,290
                                                                    --------------
SHORT-TERM INVESTMENT  3.3%
-------------------------------------------------------------------------------------
Mutual Fund
  1,469,864   Dryden Core Investment Fund--Taxable Money Market
               Series
               (cost $1,469,864; Note 3)                                 1,469,864
                                                                    --------------
              Total Investments  100.7%
               (cost $39,536,626; Note 5)                               45,326,154
              Liabilities in excess of other assets  (0.7%)               (304,395)
                                                                    --------------
              Net Assets  100%                                      $   45,021,759
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.

    64                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2003

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.7%
Common Stocks
-------------------------------------------------------------------------------------
Australia  2.0%
  51,533   BHP Billiton, Ltd.                                        $    327,306
-------------------------------------------------------------------------------------
Belgium  1.2%
  11,000   Fortis Group                                                   202,184
-------------------------------------------------------------------------------------
Denmark  1.0%
   4,900   Novo Nordisk A/S (Class B)                                     164,408
-------------------------------------------------------------------------------------
Finland  2.7%
  29,300   Nokia Oyj                                                      449,171
-------------------------------------------------------------------------------------
France  8.7%
   5,100   BNP Paribas SA                                                 277,373
   3,000   Carrefour SA                                                   139,254
   8,400   Credit Agricole SA                                             160,068
   4,670   Lagardere SCA                                                  208,414
   3,000   Schneider Electric SA                                          161,202
   3,430   Total SA                                                       508,834
                                                                     ------------
                                                                        1,455,145
-------------------------------------------------------------------------------------
Germany  4.2%
   2,600   Bayerische Motoren Werke (BMW) AG                              100,962
  23,600   Deutsche Telecom AG                                            357,540
   4,300   Siemens AG                                                     241,946
                                                                     ------------
                                                                          700,448
-------------------------------------------------------------------------------------
Hong Kong  1.4%
  37,500   CLP Holdings, Ltd.                                             164,920
  60,000   Hong Kong & China Gas Co., Ltd.                                 76,546
                                                                     ------------
                                                                          241,466
-------------------------------------------------------------------------------------
Ireland  4.1%
  12,688   Allied Irish Banks PLC                                         175,371
  23,400   Bank of Ireland PLC                                            273,915

    See Notes to Financial Statements                                     65

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares     Description                                               Value (Note 1)
----------------------------------------------------------------------------------------
     12,889   CRH PLC                                               $      242,272
                                                                    --------------
                                                                           691,558
-------------------------------------------------------------------------------------
Italy  6.4%
     17,128   Alleanza Assicurazioni SpA                                   166,566
     15,650   ENI SpA                                                      230,932
     45,300   Snam Rete Gas SpA                                            174,378
     58,700   Telecom Italia SpA                                           498,169
                                                                    --------------
                                                                         1,070,045
-------------------------------------------------------------------------------------
Japan  14.3%
      4,500   Acom Co., Ltd.                                               169,854
      8,000   Canon, Inc.                                                  384,919
         38   East Japan Railway Co.                                       166,759
      2,300   Fanuc, Ltd.                                                  127,836
      2,000   Honda Motor Co. Ltd.                                          77,150
     13,000   Kao Corp.                                                    243,726
     42,000   Nissan Motor Co., Ltd.                                       409,391
        158   NTT DoCoMo, Inc.                                             361,757
      8,500   Takeda Chemical Industries, Ltd.                             303,206
     45,000   Tokyo Gas Co., Ltd.                                          132,150
                                                                    --------------
                                                                         2,376,748
-------------------------------------------------------------------------------------
Netherlands  8.5%
     14,100   ABN AMRO Holding NV                                          270,907
      5,933   Heineken NV                                                  215,296
     30,600   Koninklijke KPN NV                                           209,752
     14,536   Philips Electronics NV                                       306,443
      9,500   Royal Dutch Petroleum Co.                                    417,018
                                                                    --------------
                                                                         1,419,416
-------------------------------------------------------------------------------------
Norway  0.6%
     10,200   Statoil ASA                                                   91,875
-------------------------------------------------------------------------------------
Singapore  1.8%
     24,000   Oversea-Chinese Banking Corp., Ltd.                          146,067
     20,896   United Overseas Bank, Ltd.                                   156,889
                                                                    --------------
                                                                           302,956

    66                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Spain  2.6%
      7,000   Altadis, SA                                           $      174,281
     15,900   Endesa, SA                                                   252,338
                                                                    --------------
                                                                           426,619
-------------------------------------------------------------------------------------
Sweden  1.1%
      6,300   Sandvik AB                                                   175,284
-------------------------------------------------------------------------------------
Switzerland  8.1%
     12,100   Compagnie Financiere Richemont AG                            219,439
     12,200   Credit Suisse Group                                          383,416
      2,100   Roche Holding AG                                             175,127
      2,600   Swiss Re                                                     164,559
      7,100   UBS AG                                                       415,761
                                                                    --------------
                                                                         1,358,302
-------------------------------------------------------------------------------------
United Kingdom  30.0%
     59,300   Barclays PLC                                                 446,347
     25,600   Boots Group PLC                                              272,214
     49,600   BP PLC                                                       339,650
     20,600   Cadbury Schweppes PLC                                        124,838
     32,900   Diageo PLC                                                   336,087
     29,900   GlaxoSmithKline PLC                                          572,911
     57,500   HSBC Holdings PLC                                            711,702
     11,260   Imperial Tobacco Group PLC                                   177,199
     14,020   Kesa Electricals PLC(a)                                       46,200
     61,337   Kingfisher PLC                                               276,564
     14,600   Rentokil Initial PLC                                          45,002
      8,700   Rio Tinto PLC                                                180,405
     13,200   Royal Bank of Scotland Group PLC                             372,808
      8,900   Smiths Group PLC                                             104,937
     49,800   Tesco PLC                                                    172,311
     26,200   Unilever PLC                                                 215,420
    321,700   Vodafone Group PLC                                           610,201
                                                                    --------------
                                                                         5,004,796
                                                                    --------------
              Total long-term investments (cost $15,494,405)            16,457,727
                                                                    --------------

    See Notes to Financial Statements                                     67

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Principal
Amount
(000)         Description                                              Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.3%
-------------------------------------------------------------------------------------
U.S. Government Obligations  1.3%
              United States Treasury Bills,
 $     210    1.15% 9/4/03
               (cost $209,829)                                         $    209,829
Shares
-----------------------------------------------------------------------------------
Mutual Fund
     6,000    Dryden Core Investment Fund--Taxable Money Market
               Series
               (cost $6,000; Note 3)                                          6,000
                                                                       ------------
              Total short-term investments (cost $215,829)                  215,829
                                                                       ------------
              Total Investments  100.0%
               (cost $15,710,234; Note 5)                                16,673,556
              Liabilities in excess of other assets                          (1,446)
                                                                       ------------
              Net Assets  100%                                         $ 16,672,110
                                                                       ------------
                                                                       ------------

------------------------------
(a) Non-income producing security.

    68                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

             Portfolio of Investments as of July 31, 2003 Cont'd.
The industry classification of portfolio holdings and other assets (net) shown as a percentage of net assets as of July 31, 2003 was as follows:

Banks.....................................................................   22.7%
Telecommunications........................................................   14.9
Oil & Gas Exploration & Production........................................   11.3
Retail....................................................................    6.8
Medical Products..........................................................    4.5
Electronics...............................................................    4.1
Food & Beverage...........................................................    4.1
Automobiles...............................................................    3.5
Financial Services........................................................    3.2
Mining....................................................................    3.1
Utilities.................................................................    3.0
Consumer Products.........................................................    2.8
Pharmaceuticals...........................................................    2.8
Diversified Industries....................................................    2.7
Office Equipment & Supplies...............................................    2.3
Insurance.................................................................    2.0
Building & Construction...................................................    1.5
Multimedia................................................................    1.3
U.S. Government Securities................................................    1.3
Tobacco...................................................................    1.1
Transportation............................................................    1.0
                                                                            -----
                                                                            100.0
Liabilities in excess of other assets.....................................    0.0
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    See Notes to Financial Statements                                     69

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2003

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                              Value (Note 1)
-----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.7%
CORPORATE BONDS  6.2%
------------------------------------------------------------------------------------------------
Airlines  0.4%
                                 American Airlines, Inc.,
Baa2             $    427        6.978%, 4/1/11                           $       408,884
                                 United Air Lines,
Caa2                  300(c)     9.21%, 1/21/17                                   104,817
                                                                          ---------------
                                                                                  513,701
-----------------------------------------------------------------------------------
Financial Services  3.9%
                                 Bear Stearns Cos., Inc., F.R.N.,
A2                    400        1.81%, 11/30/04                                  401,617
                                 CIT Group, Inc., F.R.N., M.T.N.,
A2                    500        2.78%, 3/1/04                                    503,767
                                 Ford Motor Credit Corp.,
A3                  1,200        2.04%, 3/8/04, F.R.N., M.T.N.                  1,198,499
A3                    500        6.75%, 5/15/05                                   523,359
                                 General Motors Acceptance Corp.,
A2                  1,000        6.875%, 9/15/11                                  976,968
A2                    150        8.00%, 11/1/31                                   138,402
                                 General Motors Nova Scotia Finance
                                    Co.,
A3                  1,000        6.85%, 10/15/08                                1,017,687
                                 Quest Capital Funding, Inc.,
Caa2                  200        7.00%, 8/3/09                                    150,000
Caa2                  200        7.25%, 2/15/11                                   148,000
                                                                          ---------------
                                                                                5,058,299
- -----------------------------------------------------------------------------------
Oil & Gas  0.8%
                                 El Paso Corp., M.T.N.,
Caa1                  700        7.75%, 1/15/32                                   493,500
                                 Petroleos Mexicanos Project Funding
                                    Master Trust (Mexico),
Baa1                  250        9.125%, 10/13/10                                 289,375
                                 Williams Companies, Inc., Ser. A,
Caa1                  250        7.50%, 1/15/31                                   216,250
                                                                          ---------------
                                                                                  999,125

    70                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                              Value (Note 1)
- -----------------------------------------------------------------------------------------------
Telecommunications  0.6%
                                 AT&T Corp.,
Baa2             $    250        7.30%, 11/15/11                          $       274,061
A3                    250        8.00%, 11/15/31                                  264,419
                                 Qwest Corp.,
Caa2                  300        8.875%, 3/15/12                                  307,501
                                                                          ---------------
                                                                                  845,981
- -----------------------------------------------------------------------------------
Utilities  0.5%
                                 Entergy Gulf States, F.R.N.,
Baa3                  700           1.96%, 6/18/07                                699,320
                                                                          ---------------
                                 Total corporate bonds
                                    (cost $8,020,712)                           8,116,426
                                                                          ---------------
ASSET-BACKED SECURITIES  4.2%
                                 Advanta Mortgage Loan Trust,
                                    Ser. 1999-4, F.R.N.,
AAA(d)                 73        1.41%, 11/25/29                                   72,840
                                 Amortizing Residential Collateral
                                    Trust,
                                    Ser. 2000-BC3, Class A2, F.R.N.,
Aaa                    39        1.295%, 9/25/30                                   38,898
                                 Bear Stearns Adjustable Rate Mortgage
                                    Trust, Ser. 2002-11 Class A1,
                                    F.R.N.,
Aaa                 1,041        5.67%, 2/25/33                                   989,968
                                 Chase Funding Mortgage Loan, Ser.
                                    2000-3, Class IIA1, F.R.N.,
AAA(d)                 37        1.32%, 10/25/30                                   37,446
                                 GSR Mortgage Loan Trust, Ser. 2002-11F
                                    Class A5,
Aaa                 1,235        6.00%, 7/25/32                                 1,245,382
                                 Indymac Adjustable Rate Mortgage
                                    Trust,
                                    Ser. 2001-H2, Class A1, F.R.N.,
Aaa                   112        6.596%, 1/25/32                                  114,454
                                 Master Asset Securitization Trust,
                                    Ser. 2003-7 Class 1A1,
AAA(d)              1,400        5.50%, 9/25/33                                 1,419,249

    See Notes to Financial Statements                                     71

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                              Value (Note 1)
- -----------------------------------------------------------------------------------------------
                                 PNC Mortgage Securities Corp.,
                                    Ser.2000-8, Class 4A1, F.R.N.,
AAA(d)           $     15        1.485%, 12/25/30                         $        15,157
                                 Residential Asset Securitization
                                    Trust,
                                    Ser. 1999-A8, Class NB1,
AAA(d)                 80        7.88%, 1/25/30                                    81,852
                                 Residential Funding Mortgage
                                    Securities Corp., Ser. 2003-S9,
                                    Class A1,
AAA(d)                967        6.50%, 3/25/32                                   987,998
                                 Washington Mutual Mortgage Loan Trust,
                                    Ser. 2001-1, Class A, F.R.N,
Aaa                    72        3.95%, 1/25/41                                    72,173
                                 Ser. 2003-AR1, Class 2A,
Aaa                   443        5.46%, 2/25/33                                   439,579
                                                                          ---------------
                                 Total asset-backed securities
                                    (cost $5,608,646)                           5,514,996
                                                                          ---------------
MUNICIPALS  4.9%
                                 Adams Cnty, Penn.,
Aaa                 1,000        4.75%, 11/15/28                                  947,790
                                 California St. Wtr. Res. Ser. B,
MIG1                1,200        2.00%, 6/16/04                                 1,203,072
                                 Chicago, M.B.I.A., Ser. A,
Aaa                   500        5.00%, 1/1/41                                    471,805
                                 Georgia St. Road & Thrwy. Auth. Rev.,
Aaa                   400        5.00%, 3/1/21                                    404,712
                                 Golden St. Tobacco Securitization,
                                    California Tobacco Securitzation
                                    Rev.,
A1                    500        6.25%, 6/1/33                                    428,490
A1                    500        6.375%, 6/1/32                                   434,865
                                 Houston Ind. Sch. Dist.,
Aaa                   300        4.75%, 2/15/26                                   284,106
                                 Illinois St.,
Aa3                 1,000        5.10%, 6/1/33                                    846,450
                                 Massachusetts St. Water Res. Auth.,
                                    Ser. J,
Aaa                   500        5.00%, 8/1/32                                    486,565

    72                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                              Value (Note 1)
- -----------------------------------------------------------------------------------------------
                                 South Carolina St. Hwy., Ser. B,
Aaa              $    800        5.00%, 4/1/17                            $       826,632
                                                                          ---------------
                                 Total municipals (cost $6,572,748)             6,334,487
                                                                          ---------------
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES  61.1%
                                 Federal Home Loan Mortgage Corp.,
                    1,079        5.00%, 9/15/16                                 1,106,991
                      654        6.00%, 8/15/26                                   660,230
                   10,356        6.50%, TBA(a)(b)                              10,648,252
                                 Federal National Mortgage Assn.,
                       50        1.56%, 10/18/30, F.R.N.                           50,501
                      290        3.912%, 5/1/36                                   295,383
                    9,500        4.00%, 8/1/18, TBA(a)(b)                       8,968,570
                    6,200        4.50%, 9/1/31 - 8/1/33, TBA(a)(b)              5,666,498
                    2,400        5.00%, 9/1/33, TBA(a)(b)                       2,285,256
                    2,175        5.50%, 2/1/17 - 7/25/29                        2,212,766
                      688        5.936%, 11/1/11                                  749,141
                   10,950        6.00%, 5/1/16 - 12/25/28                      11,309,153
                   20,963        6.50%, 9/1/21 - 12/25/42                      21,589,762
                                 Government National Mortgage Assn.,
                       36        1.50%, 9/20/30, F.R.N.                            36,190
                       52        1.63%, 10/16/30, F.R.N.                           52,504
                    4,000        4.50%, 8/20/33 - 9/22/33, TBA(a)(b)            3,673,449
                    2,700        5.00%, 8/20/33, TBA(a)(b)                      2,587,788
                      789        5.50%, 11/20/29, F.R.N.                          806,657
                    5,000        6.00%, 8/20/33, TBA(a)(b)                      5,089,050
                    1,658        6.50%, 9/15/31                                 1,714,681
                       38        8.00%, 8/20/31                                    40,508
                       32        8.50%, 6/15/30                                    34,883
                                                                          ---------------
                                 Total U.S. government agency mortgage
                                    backed securities
                                    (cost $81,033,762)                         79,578,213
                                                                          ---------------
U.S. GOVERNMENT SECURITIES  15.1%
                                 United States Treasury Bond Strips,
                   11,200        Zero Coupon, 5/15/20 - 11/15/26                3,608,617

    See Notes to Financial Statements                                     73

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                              Value (Note 1)
- -----------------------------------------------------------------------------------------------
                                 United States Treasury Inflation
                                    Notes,
                 $  4,343        3.375%, 1/15/07                          $     4,669,236
                    6,247        3.625%, 1/15/08 - 4/15/28                      6,836,503
                                 United States Treasury Notes,
                      100        5.375%, 2/15/31                                   99,500
                    1,050        6.25%, 8/15/23                                 1,152,867
                    2,150        10.625%, 8/15/15                               3,292,944
                                                                          ---------------
                                 Total U.S. government securities
                                    (cost $20,069,658)                         19,659,667
                                                                          ---------------
FOREIGN GOVERNMENT OBLIGATIONS  6.2%
                                 Brazilian Government Bonds,
B2                  1,231        8.00%, 4/15/14                                 1,068,248
B2                    200        11.00%, 8/17/40                                  169,500
                                 Canadian Government Bonds,
AAA(d)          CAD 2,500        4.50%, 9/1/07                                  1,813,777
Aaa                 1,900        6.00%, 6/1/08                                  1,458,072
                                 German Government Bonds,
AAA(d)          EUR  1,000       6.00%, 1/4/07                                  1,230,993
                                 Republic Of Panama,
Ba1              $    500        8.25%, 4/22/08                                   530,000
Ba1                   450        9.375%, 7/23/12                                  488,250
                                 Republic of Peru,
Ba3                 1,000        9.875%, 2/6/15                                 1,066,000
                                 United Mexican States,
Baa2                  170        11.375%, 9/15/16                                 228,650
                                                                          ---------------
                                 Total foreign government obligations
                                    (cost $7,831,543)                           8,053,490
                                                                          ---------------
                                 Total long-term investments
                                    (cost $129,137,069)                       127,257,279
                                                                          ---------------
SHORT-TERM INVESTMENTS  27.7%
COMMERCIAL PAPER  5.1%
                                 General Electric Capital Corp.,
A2                  1,300        1.04%, 9/18/03                                 1,298,215
                                 General Motors Acceptance Corp.,
                                    F.R.N., M.T.N.,
A2                    500        1.63%, 8/4/03                                    500,000

    74                                     See Notes to Financial Statements

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                              Value (Note 1)
- -----------------------------------------------------------------------------------------------
                                 HBOS Treasury Services,
Aa2              $  1,900        1.24, 8/5/03 - 10/21/03                  $     1,897,343
                                 Kraft Foods, Inc., F.R.N.,
A3                    900        2.08%, 2/27/04                                   899,976
                                 Westpac Trust Securities, Ltd,
AAA(d)              2,100        1.21%, 8/12/03                                 2,099,236
                                                                          ---------------
                                 Total commerical paper
                                    (cost $6,694,793)                           6,694,770
                                                                          ---------------
U.S. GOVERNMENT AGENCY AND SECURITIES  22.6%
                                 Federal Home Loan Mortgage Corp.,
P-1                 9,800        1.16%, 9/30/03                                 9,783,340
P-1                 4,900        1.17%, 8/11/03                                 4,900,000
P-1                 3,200        4.93%, 8/25/03                                 3,197,775
                                 Federal National Mortgage Corp.,
P-1                   200        1.03%, 10/22/03                                  199,500
P-1                 2,300        1.04%,10/1/03                                  2,295,927
P-1                   300        1.09%, 9/3/03                                    299,700
P-1                 2,800        5.09%, 10/15/03                                2,793,000
P-1                 4,700        5.14%, 10/29/03(e)                             4,687,851
                                 United States Treasury Bills,
AAA                 1,265        1.37%, 8/7/03 - 8/14/03(e)                     1,264,757
                                                                          ---------------
                                 Total U.S. government agency and
                                    securities
                                    (cost $29,419,210)                         29,421,850
                                                                          ---------------
                                 Total short-term investments
                                    (cost $36,114,003)                         36,116,620
                                                                          ---------------

OUTSTANDING OPTIONS PURCHASED
Contracts     Description                                           Value (Note 1)
- -----------------------------------------------------------------------------------------
Put Options
         45   Euro Futures, expiring 3/15/04 @ $96.25                           281
         47   Euro Futures, expiring 3/15/04 @ $95                              294
         45   Euribor Futures, expiring 3/15/04 @ $96.625                       633
                                                                    ---------------
              Total option purchased (cost $920)                              1,208
                                                                    ---------------
              Total Investments, Before Outstanding Options,
               Written and Securities Sold Short
               (cost $165,251,992)                                      163,375,107
                                                                    ---------------

    See Notes to Financial Statements                                     75

      Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund
             Portfolio of Investments as of July 31, 2003 Cont'd.

Contracts     Description                                           Value (Note 1)
- -----------------------------------------------------------------------------------------
OUTSTANDING OPTIONS WRITTEN  (0.4%)
Call Options
         45   United States Treasury Notes, expiring 8/23/03 @
               $117                                                 $          (703)
         26   United States Treasury Notes, expiring 9/10/03 @
               $115                                                          (4,469)
          3   Japanese Government Bond, expiring 9/10/03 @ $145                (995)
                                                                    ---------------
                                                                             (6,167)
Put Options
         13   United States Treasury Bond, expiring 9/10/03 @
               $108                                                         (41,641)
         18   Euribor Futures, expiring 12/15/03 @ $97.25                        --
                                                                    ---------------
                                                                            (41,641)
Swap Options
  3,800,000   Otc Ewco 3ML3.0SWP5@3MLP 11/12/03                              (3,990)
  6,800,000   Otc Ewco 3ML4.0SWP7@4SLH 07/03/06                             (38,141)
  6,800,000   Otc Ewpo 3ML6.0SWP7@6SLH 07/03/06                            (379,522)
  1,400,000   Swap Option 3 ML 5.5 Swp 7 12/17/03                           (13,688)
                                                                    ---------------
                                                                           (435,341)
                                                                    ---------------
              Total outstanding options written
               (premiums received $533,000)                                (483,149)
                                                                    ---------------
SECURITIES SOLD SHORT  (1.8)%
      2,000   Obrigacoes DO Tesouro (Portugal)
               5.00%, 6/15/12
               (proceeds $2,541,392)                                     (2,382,648)
                                                                    ---------------
              Total Investments, Net of Outstanding Call Options
               Written and Securities Sold Short  123.2%
               (cost $162,177,600)                                      160,509,310
              Liabilities in excess of other assets  (23.2%)            (30,247,427)
                                                                    ---------------
              Net Assets  100%                                      $   130,261,883
                                                                    ---------------
                                                                    ---------------

- ------------------------------
(a) Non-income producing security.
(b) TBA--Securities purchased on a forward commitment basis.
(c) Represents issuer in default on interest payments; non-income producing security.
(d) Standard & Poor's rating.
(e) Security segregated as collateral for short sales, futures and written options.
F.R.N.--Floating Rate Note.
M.B.I.A.--Municipal Bond Insurance Corporation.
M.T.N.--Medium-Term Note.

The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    76                                     See Notes to Financial Statements

                       This page intentionally left blank

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2003

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
- -----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $119,606,988)                           $109,009,583
Receivable for investments sold                                        1,144,858
Receivable for Fund shares sold                                          214,979
Dividends receivable                                                      48,139
Prepaid expenses                                                              63
                                                                 ------------------
      Total assets                                                   110,417,622
                                                                 ------------------
LIABILITIES
Accrued expenses and other liabilities                                   242,815
Payable for investments purchased                                        203,896
Payable for Fund shares reacquired                                       144,089
Distribution fee payable                                                  77,369
Management fee payable                                                    64,521
Payable to custodian                                                       3,670
Deferred trustee's fees                                                    4,318
                                                                 ------------------
      Total liabilities                                                  740,678
                                                                 ------------------
NET ASSETS                                                          $109,676,944
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     17,120
   Paid-in capital, in excess of par                                 209,669,961
                                                                 ------------------
                                                                     209,687,081
   Accumulated net realized loss on investments                      (89,412,732)
   Net unrealized depreciation on investments                        (10,597,405)
                                                                 ------------------
Net assets, July 31, 2003                                           $109,676,944
                                                                 ------------------
                                                                 ------------------

    78                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2003 Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
- -----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $    23,355,005
   Shares of beneficial interest issued and outstanding                   3,565,754
   Net asset value and redemption price per share                             $6.55
   Maximum sales charge (5% of offering price)                                  .34
                                                                 ------------------
   Maximum offering price to public                                           $6.89
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $    32,504,608
   Shares of beneficial interest issued and outstanding                   5,103,753
   Net asset value, offering price and redemption price per
      share                                                                   $6.37
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $    53,817,331
   Shares of beneficial interest issued and outstanding                   8,450,429
   Net asset value and redemption price per share                             $6.37
   Sales charge (1% of offering price)                                          .06
                                                                 ------------------
   Offering price to public                                                   $6.43
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     79

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2003 Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                     Value Fund
- -----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $43,600,689)                            $ 48,690,135
Receivable for investments sold                                          300,866
Receivable for Fund shares sold                                          143,986
Dividends receivable                                                      69,144
Prepaid expenses                                                             549
                                                                 ------------------
      Total assets                                                    49,204,680
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                        207,825
Accrued expenses and other liabilities                                   131,225
Payable for Fund shares reacquired                                        52,679
Distribution fee payable                                                  34,425
Management fee payable                                                    39,768
Deferred trustees' fees                                                    2,506
Payable to custodian                                                       1,538
                                                                 ------------------
      Total liabilities                                                  469,966
                                                                 ------------------
NET ASSETS                                                          $ 48,734,714
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      4,790
   Paid-in capital, in excess of par                                  48,850,605
                                                                 ------------------
                                                                      48,855,395
   Undistributed net investment income                                   116,598
   Accumulated net realized loss on investments                       (5,326,725)
   Net unrealized appreciation on investments                          5,089,446
                                                                 ------------------
Net assets, July 31, 2003                                           $ 48,734,714
                                                                 ------------------
                                                                 ------------------

    80                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2003 Cont'd.

                                                                 Strategic Partners
                                                                       Large
                                                                   Capitalization
                                                                     Value Fund
- -----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  9,973,161
   Shares of beneficial interest issued and outstanding                  966,053
   Net asset value and redemption price per share                         $10.32
   Maximum sales charge (5% of offering price)                               .54
                                                                 ------------------
   Maximum offering price to public                                       $10.86
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $ 19,645,323
   Shares of beneficial interest issued and outstanding                1,938,010
   Net asset value, offering price and redemption price per
      share                                                               $10.14
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $ 19,116,230
   Shares of beneficial interest issued and outstanding                1,886,087
   Net asset value and redemption price per share                         $10.14
   Sales charge (1% of offering price)                                       .10
                                                                 ------------------
   Offering price to public                                               $10.24
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     81

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2003 Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                    Growth Fund
- -----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $17,577,740)                            $ 18,630,297
Cash                                                                       8,519
Receivable for investments sold                                          981,448
Receivable for Fund shares sold                                           84,010
Dividends receivable                                                       1,098
Prepaid expenses                                                             221
                                                                 ------------------
      Total assets                                                    19,705,593
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                      1,121,667
Accrued expenses and other liabilities                                    69,818
Payable for Fund shares reacquired                                        39,078
Management fee payable                                                    26,345
Distribution fee payable                                                  12,382
Deferred trustees' fees                                                    2,420
                                                                 ------------------
      Total liabilities                                                1,271,710
                                                                 ------------------
NET ASSETS                                                          $ 18,433,883
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      2,828
   Paid-in capital, in excess of par                                  27,918,043
                                                                 ------------------
                                                                      27,920,871
   Accumulated net realized loss on investments                      (10,539,545)
   Net unrealized appreciation on investments                          1,052,557
                                                                 ------------------
Net assets, July 31, 2003                                           $ 18,433,883
                                                                 ------------------
                                                                 ------------------

    82                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2003 Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                    Growth Fund
- -----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  4,566,213
   Shares of beneficial interest issued and outstanding                  684,943
   Net asset value and redemption price per share                          $6.67
   Maximum sales charge (5% of offering price)                               .35
                                                                 ------------------
   Maximum offering price to public                                        $7.02
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $  6,443,725
   Shares of beneficial interest issued and outstanding                  995,760
   Net asset value, offering price and redemption price per
      share                                                                $6.47
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $  7,423,945
   Shares of beneficial interest issued and outstanding                1,147,317
   Net asset value and redemption price per share                          $6.47
   Sales charge (1% of offering price)                                       .07
                                                                 ------------------
   Offering price to public                                                $6.54
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     83

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2003 Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                     Value Fund
- -----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $39,536,626)                            $ 45,326,154
Receivable for Fund shares sold                                          100,084
Receivable for investments sold                                           42,366
Dividends receivable                                                      16,285
                                                                 ------------------
      Total assets                                                    45,484,889
                                                                 ------------------
LIABILITIES
Payable for Fund shares reacquired                                       196,023
Accrued expenses and other liabilities                                   109,801
Payable for investments purchased                                         72,724
Distribution fee payable                                                  30,912
Management fee payable                                                    26,688
Payable to custodian                                                      24,419
Deferred trustees' fees                                                    2,563
                                                                 ------------------
      Total liabilities                                                  463,130
                                                                 ------------------
NET ASSETS                                                          $ 45,021,759
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      3,787
   Paid-in capital, in excess of par                                  43,904,473
                                                                 ------------------
                                                                      43,908,260
   Accumulated net realized loss on investments                       (4,676,029)
   Net unrealized appreciation on investments                          5,789,528
                                                                 ------------------
Net assets, July 31, 2003                                           $ 45,021,759
                                                                 ------------------
                                                                 ------------------

    84                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2003 Cont'd.

                                                                 Strategic Partners
                                                                       Small
                                                                   Capitalization
                                                                     Value Fund
- -----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $ 11,151,139
   Shares of beneficial interest issued and outstanding                  914,994
   Net asset value and redemption price per share                         $12.19
   Maximum sales charge (5% of offering price)                               .64
                                                                 ------------------
   Maximum offering price to public                                       $12.83
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $ 16,433,445
   Shares of beneficial interest issued and outstanding                1,393,503
   Net asset value, offering price and redemption price per
      share                                                               $11.79
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $ 17,437,175
   Shares of beneficial interest issued and outstanding                1,478,619
   Net asset value and redemption price per share                         $11.79
   Sales charge (1% of offering price)                                       .12
                                                                 ------------------
   Offering price to public                                               $11.91
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     85

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2003 Cont'd.

                                                                 Strategic Partners
                                                                   International
                                                                    Equity Fund
- -----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $15,710,234)                            $ 16,673,556
Receivable for investments sold                                          195,860
Receivable for Fund shares sold                                          150,554
Dividends receivable                                                      33,941
Receivable for foreign tax reclaim                                        33,845
Due from manager                                                          11,173
Prepaid expenses                                                              87
                                                                 ------------------
      Total assets                                                    17,099,016
                                                                 ------------------
LIABILITIES
Accrued expenses and other liabilities                                   176,059
Payable for investments purchased                                        167,730
Payable for Fund shares reacquired                                        34,993
Payable to custodian                                                      34,334
Distribution fee payable                                                  11,487
Deferred trustees' fees                                                    2,303
                                                                 ------------------
      Total liabilities                                                  426,906
                                                                 ------------------
NET ASSETS                                                          $ 16,672,110
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      2,469
   Paid-in capital, in excess of par                                  23,837,895
                                                                 ------------------
                                                                      23,840,364
   Accumulated net investment loss                                       (15,588)
   Accumulated net realized loss on investments and foreign
      currency transactions                                           (8,119,140)
   Net unrealized appreciation on investments and foreign
      currencies                                                         966,474
                                                                 ------------------
Net assets, July 31, 2003                                           $ 16,672,110
                                                                 ------------------
                                                                 ------------------

    86                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2003 Cont'd.

                                                                 Strategic Partners
                                                                   International
                                                                    Equity Fund
- -----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  4,183,921
   Shares of beneficial interest issued and outstanding                  607,281
   Net asset value and redemption price per share                          $6.89
   Maximum sales charge (5% of offering price)                               .36
                                                                 ------------------
   Maximum offering price to public                                        $7.25
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $  5,375,002
   Shares of beneficial interest issued and outstanding                  801,151
   Net asset value, offering price and redemption price per
      share                                                                $6.71
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $  7,113,187
   Shares of beneficial interest issued and outstanding                1,060,886
   Net asset value and redemption price per share                          $6.70
   Sales charge (1% of offering price)                                       .07
                                                                 ------------------
   Offering price to public                                                $6.77
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     87

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2003 Cont'd.

                                                                 Strategic Partners
                                                                    Total Return
                                                                     Bond Fund
- -----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $165,251,992)                           $163,375,107
Foreign currency at value (cost $314,546)                                316,539
Cash                                                                   1,488,002
Receivable for investments sold                                       25,319,081
Unrealized appreciation on swaps                                       2,981,376
Interest receivable                                                      809,224
Receivable for Fund shares sold                                          294,576
Premium for interest rate swaps purchased                                114,853
Interest receivable on swap agreements                                    54,379
Prepaid expenses                                                             827
Unrealized appreciation on forward currency contracts                      4,716
                                                                 ------------------
      Total assets                                                   194,758,680
                                                                 ------------------
LIABILITIES
Payable for investments purchased                                     60,383,279
Securities sold short, at value (proceeds $2,541,392)                  2,382,648
Outstanding options written (premium received $533,000)                  483,149
Due to broker - variation margin                                         426,430
Payable for Fund shares reacquired                                       363,684
Premium for interest rate swaps written                                  113,815
Dividends payable                                                        101,110
Accrued expenses and other liabilities                                    87,114
Distribution fee payable                                                  78,949
Foreign cash payable to custodian (cost $31,282)                          30,891
Management fee payable                                                    22,714
Unrealized depreciation on swaps                                          20,216
Deferred trustees' fees                                                    2,705
Unrealized depreciation on forward currency contracts                         93
                                                                 ------------------
      Total liabilities                                               64,496,797
                                                                 ------------------
NET ASSETS                                                          $130,261,883
                                                                 ------------------
                                                                 ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     12,302
   Paid-in capital, in excess of par                                 126,940,476
                                                                 ------------------
                                                                     126,952,778
   Undistributed net investment income                                   673,264
   Accumulated net realized gain on investments and foreign
      currency transactions                                            3,174,687
   Net unrealized depreciation on investments and foreign
      currencies                                                        (538,846)
                                                                 ------------------
Net assets, July 31, 2003                                           $130,261,883
                                                                 ------------------
                                                                 ------------------

    88                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Assets and Liabilities as of July 31, 2003 Cont'd.

                                                                 Strategic Partners
                                                                    Total Return
                                                                     Bond Fund
- -----------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $ 22,142,234
   Shares of beneficial interest issued and outstanding                2,091,227
   Net asset value and redemption price per share                         $10.59
   Maximum sales charge (4% of offering price)                               .44
                                                                 ------------------
   Maximum offering price to public                                       $11.03
                                                                 ------------------
                                                                 ------------------
Class B:
   Net assets                                                       $ 64,845,214
   Shares of beneficial interest issued and outstanding                6,123,456
   Net asset value, offering price and redemption price per
      share                                                               $10.59
                                                                 ------------------
                                                                 ------------------
Class C:
   Net assets                                                       $ 43,274,435
   Shares of beneficial interest issued and outstanding                4,086,822
   Net asset value and redemption price per share                         $10.59
   Sales charge (1% of offering price)                                       .11
                                                                 ------------------
   Offering price to public                                               $10.70
                                                                 ------------------
                                                                 ------------------

    See Notes to Financial Statements                                     89

Strategic Partners Style Specific Funds
             Statement of Operations Year Ended July 31, 2003

                                                                 Strategic Partners
                                                                 ------------------
                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
- -----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Dividends                                                        $    821,921
   Interest                                                                5,157
   Less: Foreign withholding taxes                                        (3,035)
                                                                 ------------------
      Total income                                                       824,043
                                                                 ------------------
Expenses
   Management fee                                                        698,808
   Distribution fee--Class A                                              49,456
   Distribution fee--Class B                                             304,555
   Distribution fee--Class C                                             495,919
   Transfer agent's fees and expenses                                    260,000
   Reports to shareholders                                               108,000
   Custodian's fees and expenses                                         103,000
   Registration fees                                                      27,000
   Legal fees and expenses                                                17,000
   Audit fee                                                              15,500
   Trustees' fees                                                         15,000
   Miscellaneous                                                           5,325
                                                                 ------------------
      Total expenses                                                   2,099,563
   Less: Expense subsidy (Note 2)                                             --
                                                                 ------------------
       Net expenses                                                    2,099,563
                                                                 ------------------
Net investment income (loss)                                          (1,275,520)
                                                                 ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           (15,479,764)
   Options                                                                    --
   Foreign currency transactions                                              --
   Futures                                                                    --
   Swaps                                                                      --
                                                                 ------------------
                                                                     (15,479,764)
                                                                 ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        30,256,839
   Foreign currencies                                                         --
   Financial futures transactions                                             --
   Options                                                                    --
   Swaps                                                                      --
                                                                 ------------------
                                                                      30,256,839
                                                                 ------------------
Net gain                                                              14,777,075
                                                                 ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 13,501,555
                                                                 ------------------
                                                                 ------------------

    90                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Operations Year Ended July 31, 2003 Cont'd.

                                  Strategic Partners
- ---------------------------------------------------------------------------------------------
    Large              Small              Small
Capitalization     Capitalization     Capitalization     International     Total Return
  Value Fund        Growth Fund         Value Fund        Equity Fund       Bond Fund
- ---------------------------------------------------------------------------------------------
 $   1,080,517      $      31,113      $     438,754      $    491,056     $         --
            --              8,242                218             6,849        5,090,168
          (227)                --               (405)          (64,378)              --
- --------------     --------------     --------------     -------------     ------------
     1,080,290             39,355            438,567           433,527        5,090,168
- --------------     --------------     --------------     -------------     ------------
       306,413            108,131            280,476           124,624          645,857
        21,795              9,478             22,994             9,497           56,579
       177,759             56,742            149,902            50,481          468,300
       172,794             59,816            158,804            67,313          330,749
        93,000             67,000            110,000            47,000          165,000
        50,000             25,000             60,000            23,000           67,000
       120,000            106,000            116,000           160,000          108,000
        33,000             26,000             31,000            28,000           43,000
        34,000             27,000             37,000            26,000           25,000
        15,500             15,500             15,500            25,000           15,500
        12,000             12,000             12,000            11,000           10,000
         6,295              1,113              2,085             3,697           13,146
- --------------     --------------     --------------     -------------     ------------
     1,042,556            513,780            995,761           575,612        1,948,131
       (79,266)          (140,418)                --          (175,829)         (63,552)
- --------------     --------------     --------------     -------------     ------------
       963,290            373,362            995,761           399,783        1,884,579
- --------------     --------------     --------------     -------------     ------------
       117,000           (334,007)          (557,194)           33,744        3,205,589
- --------------     --------------     --------------     -------------     ------------
    (3,846,891)        (4,363,806)        (4,564,766)       (2,133,132)       4,606,148
            --                 --                 --                --          333,768
            --                 --                 --           (33,467)      (1,561,307)
            --                 --                 --                --        2,360,407
            --                 --                 --                --               --
- --------------     --------------     --------------     -------------     ------------
    (3,846,891)        (4,363,806)        (4,564,766)       (2,166,599)       5,739,016
- --------------     --------------     --------------     -------------     ------------
     8,927,941          6,250,804         11,866,008         3,069,114         (867,433)
            --                 --                 --             7,862          (62,673)
            --                 --                 --                --       (2,283,092)
            --                 --                 --                --          127,871
            --                 --                 --                --        2,928,576
- --------------     --------------     --------------     -------------     ------------
     8,927,941          6,250,804         11,866,008         3,076,976         (156,751)
- --------------     --------------     --------------     -------------     ------------
     5,081,050          1,886,998          7,301,242           910,377        5,582,265
- --------------     --------------     --------------     -------------     ------------
 $   5,198,050      $   1,552,991      $   6,744,048      $    944,121     $  8,787,854
- --------------     --------------     --------------     -------------     ------------
- --------------     --------------     --------------     -------------     ------------

    See Notes to Financial Statements                                     91

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets

                                                       Strategic Partners
                                                   Large Capitalization Growth
                                                              Fund
                                                 -------------------------------
                                                       Year Ended July 31,
                                                 -------------------------------
                                                     2003              2002
- --------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss)                  $  (1,275,520)    $  (1,958,846)
   Net realized gain (loss) on investments
      and
      foreign currency transactions                (15,479,764)      (45,778,647)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign
      currencies                                    30,256,839       (10,578,956)
                                                 -------------     -------------
   Net increase (decrease) in net assets
      resulting
      from operations                               13,501,555       (58,316,449)
                                                 -------------     -------------
Dividends and distributions (Note 1)
   Dividends from net investment income
   Class A                                                  --                --
   Class B                                                  --                --
   Class C                                                  --                --
                                                 -------------     -------------
      Total dividends from net investment
      income                                                --                --
                                                 -------------     -------------
   Distributions from net realized gains
   Class A                                                  --                --
   Class B                                                  --                --
   Class C                                                  --                --
                                                 -------------     -------------
      Total distributions from net realized
         gains                                              --                --
                                                 -------------     -------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                    14,414,027        22,636,996
   Net asset value of shares to shareholders
      issued
      in reinvestment of dividends and
      distributions                                         --                --
   Cost of shares reacquired                       (24,743,436)      (48,462,657)
                                                 -------------     -------------
   Net increase (decrease) in net assets from
      Fund share transactions                      (10,329,409)      (25,825,661)
                                                 -------------     -------------
      Total increase (decrease)                      3,172,146       (84,142,110)
NET ASSETS
Beginning of year                                  106,504,798       190,646,908
                                                 -------------     -------------
End of year(a)                                   $ 109,676,944     $ 106,504,798
                                                 -------------     -------------
                                                 -------------     -------------
- ------------------------------
(a) Includes undistributed net investment
income of:                                       $          --     $          --
                                                 -------------     -------------

    92                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets Cont'd.

                                          Strategic Partners
      Strategic Partners              Small Capitalization Growth
Large Capitalization Value Fund                  Fund
- -------------------------------     -------------------------------
      Year Ended July 31,                 Year Ended July 31,
- -------------------------------     -------------------------------
    2003             2002               2003             2002
- -------------------------------------------------------------------------
 $    117,000      $     23,047      $   (334,007)     $   (439,133)
            )
   (3,846,891        (1,169,684)       (4,363,806)       (4,137,054)
    8,927,941        (8,142,846)        6,250,804        (4,497,576)
- -------------     -------------     -------------     -------------
    5,198,050        (9,289,483)        1,552,991        (9,073,763)
- -------------     -------------     -------------     -------------
      (17,498)               --                --                --
           --                --                --                --
           --                --                --                --
- -------------     -------------     -------------     -------------
      (17,498)               --                --                --
- -------------     -------------     -------------     -------------
           --          (103,149)               --                --
           --          (232,014)               --                --
           --          (191,762)               --                --
- -------------     -------------     -------------     -------------
           --          (526,925)               --                --
- -------------     -------------     -------------     -------------
    9,733,659        16,789,591         5,160,318         7,173,483
       16,380           506,164                --                --
  (11,155,623)      (12,544,843)       (4,460,433)       (4,776,315)
- -------------     -------------     -------------     -------------
            )
   (1,405,584         4,750,912           699,885         2,397,168
- -------------     -------------     -------------     -------------
    3,774,968        (5,065,496)        2,252,876        (6,676,595)
   44,959,746        50,025,242        16,181,007        22,857,602
- -------------     -------------     -------------     -------------
 $ 48,734,714      $ 44,959,746      $ 18,433,883      $ 16,181,007
- -------------     -------------     -------------     -------------
- -------------     -------------     -------------     -------------
 $    116,598      $     17,096      $         --      $         --
- -------------     -------------     -------------     -------------

    See Notes to Financial Statements                                     93

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets Cont'd.

                                                       Strategic Partners
                                                 Small Capitalization Value Fund
                                                 -------------------------------
                                                       Year Ended July 31,
                                                 -------------------------------
                                                     2003              2002
- --------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss)                   $   (557,194)     $   (460,105)
   Net realized gain (loss) on investments
      and foreign currency transactions             (4,564,766)        5,901,692
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                            11,866,008        (9,482,438)
                                                 -------------     -------------
   Net increase (decrease) in net assets
      resulting from operations                      6,744,048        (4,040,851)
                                                 -------------     -------------
Dividends and distributions (Note 1)
   Dividends from net investment income
   Class A                                                  --                --
   Class B                                                  --                --
   Class C                                                  --                --
                                                 -------------     -------------
      Total dividends from net investment
      income                                                --                --
                                                 -------------     -------------
   Distributions from net realized gains
   Class A                                          (1,089,208)         (527,935)
   Class B                                          (1,871,892)         (930,855)
   Class C                                          (1,989,259)         (644,804)
                                                 -------------     -------------
      Total distributions from net realized
         gains                                      (4,950,359)       (2,103,594)
                                                 -------------     -------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                    10,557,866        25,222,548
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  4,781,348         2,013,945
   Cost of shares reacquired                       (13,461,729)       (9,602,225)
                                                 -------------     -------------
   Net increase in net assets from Fund share
      transactions                                   1,877,485        17,634,268
                                                 -------------     -------------
      Total increase (decrease)                      3,671,174        11,489,823
NET ASSETS
Beginning of year                                   41,350,585        29,860,762
                                                 -------------     -------------
End of year(a)                                    $ 45,021,759      $ 41,350,585
                                                 -------------     -------------
                                                 -------------     -------------
- ------------------------------
(a) Includes undistributed net investment
income of:                                        $         --      $         --
                                                 -------------     -------------

    94                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Statement of Changes in Net Assets Cont'd.

      Strategic Partners                  Strategic Partners
   International Equity Fund            Total Return Bond Fund
- -------------------------------     -------------------------------
      Year Ended July 31,                 Year Ended July 31,
- -------------------------------     -------------------------------
    2003              2002              2003                  2002
- -------------------------------------------------------------------------
 $     33,744      $    (99,219)    $   3,205,589     $   2,267,956
            )
   (2,166,599        (4,979,078)        5,739,016         2,362,173
    3,076,976         1,554,665          (156,751)       (1,237,370)
- -------------     -------------     -------------     -------------
      944,121        (3,523,632)        8,787,854         3,392,759
- -------------     -------------     -------------     -------------
           --                --          (689,427)         (597,881)
           --                --        (1,579,423)       (1,054,013)
           --                --        (1,124,275)         (684,163)
- -------------     -------------     -------------     -------------
           --                --        (3,393,125)       (2,336,057)
- -------------     -------------     -------------     -------------
           --                --          (473,668)         (412,149)
           --                --        (1,282,600)         (826,845)
           --                --          (934,677)         (500,825)
- -------------     -------------     -------------     -------------
           --                --        (2,690,945)       (1,739,819)
- -------------     -------------     -------------     -------------
    5,650,196         5,982,826        53,769,126        76,176,779
           --                --         5,052,502         3,551,985
   (5,574,133)       (5,728,868)      (42,812,054)      (22,137,256)
- -------------     -------------     -------------     -------------
       76,063           253,958        16,009,574        57,591,508
- -------------     -------------     -------------     -------------
    1,020,184        (3,269,674)       18,713,358        56,908,391
   15,651,926        18,921,600       111,548,525        54,640,134
- -------------     -------------     -------------     -------------
 $ 16,672,110      $ 15,651,926     $ 130,261,883     $ 111,548,525
- -------------     -------------     -------------     -------------
- -------------     -------------     -------------     -------------
 $         --      $         --     $     673,264     $          --
- -------------     -------------     -------------     -------------

    See Notes to Financial Statements                                     95

Strategic Partners Style Specific Funds
             Financial Highlights

                                                                                Strategic Partners
                                                                         Large Capitalization Growth Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class A
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                        2003(e)           2002(e)            2001             July 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  5.68           $  8.45           $ 13.19              $ 10.00
                                                     -------------     -------------     -------------          --------
Income (loss) from investment operations
Net investment loss                                        (.04)             (.05)             (.06)                (.06)
Net realized and unrealized gain (loss) on
   investment transactions                                  .91             (2.72)            (4.68)                3.25
                                                     -------------     -------------     -------------          --------
      Total from investment operations                      .87             (2.77)            (4.74)                3.19
                                                     -------------     -------------     -------------          --------
Net asset value, end of period                          $  6.55           $  5.68           $  8.45              $ 13.19
                                                     -------------     -------------     -------------          --------
                                                     -------------     -------------     -------------          --------
TOTAL RETURN(b)                                           15.32%           (32.78)%          (35.94)%              31.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $23,355           $19,187           $33,180              $38,227
Average net assets (000)                                $19,782           $27,440           $40,028              $28,788
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees(d)                                      1.50%             1.36%             1.34%                1.17%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.25%             1.11%             1.09%                 .92%(c)
   Net investment income (loss)                            (.68)%            (.65)%            (.60)%               (.62)%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                    57%               74%               64%                  39%(f)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) The distributor of the Fund contractually agreed to limit its distributions and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e) Calculated based on average shares outstanding for the year.
(f) Not annualized.

    96                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                         Large Capitalization Growth Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class B
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                        2003(d)           2002(d)            2001             July 31, 2000
- ------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  5.56           $  8.34           $ 13.11              $ 10.00
                                                     -------------     -------------     -------------          --------
Income (loss) from investment operations
Net investment loss                                        (.08)             (.10)             (.15)                (.12)
Net realized and unrealized gain (loss) on
   investment transactions                                  .89             (2.68)            (4.62)                3.23
                                                     -------------     -------------     -------------          --------
      Total from investment operations                      .81             (2.78)            (4.77)                3.11
                                                     -------------     -------------     -------------          --------
Net asset value, end of period                          $  6.37           $  5.56           $  8.34              $ 13.11
                                                     -------------     -------------     -------------          --------
                                                     -------------     -------------     -------------          --------
TOTAL RETURN(b)                                           14.57%           (33.33)%          (36.38)%              31.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $32,505           $33,990           $59,452              $75,819
Average net assets (000)                                $30,456           $48,934           $75,820              $59,151
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                         2.25%             2.11%             2.09%                1.92%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.25%             1.11%             1.09%                 .92%(c)
   Net investment loss                                    (1.42)%           (1.40)%           (1.35)%              (1.36)%(c)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based on average shares outstanding for the year.

    See Notes to Financial Statements                                     97

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                         Large Capitalization Growth Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class C
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                        2003(d)           2002(d)            2001             July 31, 2000
- ------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  5.56           $  8.34          $     13.11          $   10.00
                                                     -------------     -------------     -------------         ----------
Income (loss) from investment operations
Net investment loss                                        (.08)             (.10)                (.15)              (.12)
Net realized and unrealized gain (loss) on
   investment transactions                                  .89             (2.68)               (4.62)              3.23
                                                     -------------     -------------     -------------         ----------
      Total from investment operations                      .81             (2.78)               (4.77)              3.11
                                                     -------------     -------------     -------------         ----------
Net asset value, end of period                          $  6.37           $  5.56          $      8.34          $   13.11
                                                     -------------     -------------     -------------         ----------
                                                     -------------     -------------     -------------         ----------
TOTAL RETURN(b)                                           14.57%           (33.33)%             (36.38)%            31.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $53,817           $53,328          $    98,015          $ 145,187
Average net assets (000)                                $49,591           $78,451          $   129,942          $ 128,884
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                         2.25%             2.11%                2.09%              1.92%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.25%             1.11%                1.09%               .92%(c)
   Net investment loss                                    (1.43)%           (1.40)%              (1.35)%            (1.32)%(c)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based on average shares outstanding for the year.

    98                                     See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                          Large Capitalization Value Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class A
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                         2003              2002              2001             July 31, 2000
- ------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $  9.13           $ 11.01           $  9.33              $ 10.00
                                                     -------------     -------------     -------------           -------
Income from investment operations
Net investment income                                       .08               .07               .07                  .05
Net realized and unrealized gain (loss) on
   investment transactions                                 1.13             (1.84)             1.77                 (.69)
                                                     -------------     -------------     -------------           -------
      Total from investment operations                     1.21             (1.77)             1.84                 (.64)
                                                     -------------     -------------     -------------           -------
Less distributions:
   Dividends from net investment income                    (.02)               --              (.10)                (.03)
   Distributions from net realized gains                     --              (.11)             (.06)                  --
                                                     -------------     -------------     -------------           -------
      Total dividends and distributions                    (.02)             (.11)             (.16)                (.03)
                                                     -------------     -------------     -------------           -------
Net asset value, end of period                          $ 10.32           $  9.13           $ 11.01              $  9.33
                                                     -------------     -------------     -------------           -------
                                                     -------------     -------------     -------------           -------
TOTAL RETURN(b)                                           13.29%           (16.16)%           19.84%               (6.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $ 9,973           $ 8,503           $10,091              $ 5,162
Average net assets (000)                                $ 8,718           $ 9,523           $ 7,565              $ 4,119
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees(d)                                      1.60%(e)          1.60%(e)          1.65%(e)             2.36%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.35%(e)          1.35%(e)          1.40%(e)             2.11%(c)
   Net investment income                                    .86%(e)           .66%(e)           .71%(e)              .63%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                    50%               55%               46%                  58%(f)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.78%, 1.68% and 1.84% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been .68%, .58% and .51% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively.
(f) Not annualized.

    See Notes to Financial Statements                                     99

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                          Large Capitalization Value Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class B
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                         2003              2002              2001             July 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  9.01           $ 10.96           $  9.28              $ 10.00
                                                     -------------     -------------     -------------          --------
Income from investment operations
Net investment income (loss)                                .01              (.01)               --(d)                --(d)
Net realized and unrealized gain (loss) on
   investment transactions                                 1.12             (1.83)             1.76                 (.70)
                                                     -------------     -------------     -------------          --------
      Total from investment operations                     1.13             (1.84)             1.76                 (.70)
                                                     -------------     -------------     -------------          --------
Less distributions:
   Distributions in excess of net investment
      income                                                 --                --              (.02)                (.02)
   Distributions from net realized gains                     --              (.11)             (.06)                  --
                                                     -------------     -------------     -------------          --------
      Total distributions                                    --              (.11)             (.08)                (.02)
                                                     -------------     -------------     -------------          --------
Net asset value, end of period                          $ 10.14           $  9.01           $ 10.96              $  9.28
                                                     -------------     -------------     -------------          --------
                                                     -------------     -------------     -------------          --------
TOTAL RETURN(b)                                           12.54%           (16.87)%           19.05%               (7.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $19,645           $18,614           $21,724              $11,418
Average net assets (000)                                $17,776           $21,374           $17,188              $ 8,794
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                         2.35%(e)          2.35%(e)          2.40%(e)             3.11%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.35%(e)          1.35%(e)          1.40%(e)             2.11%(c)
   Net investment income (loss)                             .12%(e)          (.09)%(e)         (.02)%(e)            (.13)%(c)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.53%, 2.43% and 2.59% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (.06)%, (.17)% and (.22)% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    100                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                          Large Capitalization Value Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class C
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                         2003              2002              2001             July 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  9.01           $ 10.96           $  9.28              $ 10.00
                                                     -------------     -------------     -------------          --------
Income from investment operations
Net investment income (loss)                                .01              (.01)               --(d)                --(d)
Net realized and unrealized gain (loss) on
   investment transactions                                 1.12             (1.83)             1.76                 (.70)
                                                     -------------     -------------     -------------          --------
      Total from investment operations                     1.13             (1.84)             1.76                 (.70)
                                                     -------------     -------------     -------------          --------
Less distributions
   Distributions in excess of net investment
      income                                                 --                --              (.02)                (.02)
   Distributions from net realized gains                     --              (.11)             (.06)                  --
                                                     -------------     -------------     -------------          --------
      Total distributions                                    --              (.11)             (.08)                (.02)
                                                     -------------     -------------     -------------          --------
Net asset value, end of period                          $ 10.14           $  9.01           $ 10.96              $  9.28
                                                     -------------     -------------     -------------          --------
                                                     -------------     -------------     -------------          --------
TOTAL RETURN(b)                                           12.54%           (16.87)%           19.05%               (7.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $19,116           $17,843           $18,211              $12,845
Average net assets (000)                                $17,279           $18,866           $16,051              $12,693
Ratios to average net assets
   Expenses, including distribution and service
      (12b-1) fees                                         2.35%(e)          2.35%(e)          2.40%(e)             3.11%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.35%(e)          1.35%(e)          1.40%(e)             2.11%(c)
   Net investment income (loss)                             .12%(e)          (.09)%(e)          .01%(e)             (.02)%(c)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.53%, 2.43% and 2.59% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (.06)%, (.18)% and (.18)% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    See Notes to Financial Statements                                    101

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                         Small Capitalization Growth Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class A
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                         2003             2002(d)           2001(d)         July 31, 2000(d)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  6.02           $  9.36           $ 12.62              $ 10.00
                                                     -------------     -------------     -------------           -------
Income from investment operations
Net investment loss                                        (.09)             (.13)             (.19)                (.20)
Net realized and unrealized gain (loss) on
   investment transactions                                  .74             (3.21)            (2.12)                2.82
                                                     -------------     -------------     -------------           -------
      Total from investment operations                      .65             (3.34)            (2.31)                2.62
                                                     -------------     -------------     -------------           -------
Less distributions
   Distributions from net realized gains                     --                --              (.95)                  --
                                                     -------------     -------------     -------------           -------
Net asset value, end of period                          $  6.67           $  6.02           $  9.36              $ 12.62
                                                     -------------     -------------     -------------           -------
                                                     -------------     -------------     -------------           -------
TOTAL RETURN(b)                                           10.80%           (35.68)%          (18.58)%              26.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $ 4,566           $ 3,730           $ 5,887              $ 4,667
Average net assets (000)                                $ 3,791           $ 5,059           $ 5,109              $ 4,799
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees(g)                              1.85%(e)          1.85%(e)          2.15%(e)             2.69%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                 1.60%(e)          1.60%(e)          1.90%(e)             2.44%(c)
   Net investment loss                                    (1.60)%(e)        (1.59)%(e)        (1.78)%(e)           (2.10)%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                   210%              151%              149%                 112%(f)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.76%, 2.38% and 2.42% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (2.51)%, (2.12)% and (2.08)% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively.
(f) Not annualized.
(g) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

    102                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                         Small Capitalization Growth Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class B
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                         2003             2002(d)           2001(d)         July 31, 2000(d)
- ------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  5.88           $  9.22           $ 12.54              $ 10.00
                                                     -------------     -------------     -------------           -------
Income from investment operations
Net investment loss                                        (.13)             (.18)             (.27)                (.19)
Net realized and unrealized gain (loss) on
   investment transactions                                  .72             (3.16)            (2.10)                2.73
                                                     -------------     -------------     -------------           -------
      Total from investment operations                      .59             (3.34)            (2.37)                2.54
                                                     -------------     -------------     -------------           -------
Less distributions
   Distributions from net realized gains                     --                --              (.95)                  --
                                                     -------------     -------------     -------------           -------
Net asset value, end of period                          $  6.47           $  5.88           $  9.22              $ 12.54
                                                     -------------     -------------     -------------           -------
                                                     -------------     -------------     -------------           -------
TOTAL RETURN(b)                                           10.20%           (36.16)%          (19.29)%              25.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $ 6,444           $ 6,228           $ 9,199              $ 8,568
Average net assets (000)                                $ 5,674           $ 8,093           $ 9,243              $ 5,881
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                 2.60%(e)          2.60%(e)          2.90%(e)             3.44%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                 1.60%(e)          1.60%(e)          1.90%(e)             2.44%(c)
   Net investment loss                                    (2.35)%(e)        (2.34)%(e)        (2.52)%(e)           (2.90)%(c)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.51%, 3.13% and 3.17% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (3.26)%, (2.87)% and (2.79)% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    See Notes to Financial Statements                                    103

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                         Small Capitalization Growth Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class C
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                         2003             2002(d)           2001(d)         July 31, 2000(d)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  5.88           $  9.22           $ 12.54              $ 10.00
                                                     -------------     -------------     -------------           -------
Income from investment operations
Net investment loss                                        (.13)             (.18)             (.27)                (.23)
Net realized and unrealized gain (loss) on
   investment transactions                                  .72             (3.16)            (2.10)                2.77
                                                     -------------     -------------     -------------           -------
      Total from investment operations                      .59             (3.34)            (2.37)                2.54
                                                     -------------     -------------     -------------           -------
Less distributions
   Distributions from net realized gains                     --                --              (.95)                  --
                                                     -------------     -------------     -------------           -------
Net asset value, end of period                          $  6.47           $  5.88           $  9.22              $ 12.54
                                                     -------------     -------------     -------------           -------
                                                     -------------     -------------     -------------           -------
TOTAL RETURN(b)                                           10.20%           (36.16)%          (19.29)%              25.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $ 7,424           $ 6,222           $ 7,772              $ 7,659
Average net assets (000)                                $ 5,982           $ 7,253           $ 7,782              $ 6,468
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                 2.60%(e)          2.60%(e)          2.90%(e)             3.44%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                 1.60%(e)          1.60%(e)          1.90%(e)             2.44%(c)
   Net investment loss                                    (2.35)%(e)        (2.34)%(e)        (2.52)%(e)           (2.94)%(c)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.51%, 3.13% and 3.17% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (3.26)%, (2.87)% and (2.78)% for the periods ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    104                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                          Small Capitalization Value Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class A
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                        2003(d)           2002(d)            2001           July 31, 2000(d)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 11.71           $ 13.18           $ 11.08              $ 10.00
                                                     -------------     -------------     -------------           -------
Income (loss) from investment operations
Net investment loss                                        (.09)             (.09)             (.02)                (.11)
Net realized and unrealized gain (loss) on
   investment transactions                                 2.00              (.51)             2.49                 1.19
                                                     -------------     -------------     -------------           -------
      Total from investment operations                     1.91              (.60)             2.47                 1.08
                                                     -------------     -------------     -------------           -------
Less distributions:
Distributions from net realized gains                     (1.43)             (.87)             (.37)                  --
                                                     -------------     -------------     -------------           -------
Net asset value, end of period                          $ 12.19           $ 11.71           $ 13.18              $ 11.08
                                                     -------------     -------------     -------------           -------
                                                     -------------     -------------     -------------           -------
TOTAL RETURN(b)                                           18.99%            (4.80)%           22.90%               10.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $11,151           $ 8,637           $ 7,986              $ 3,863
Average net assets (000)                                $ 9,198           $ 8,818           $ 5,582              $ 5,083
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees(f)                                      1.91%             1.86%             1.80%(e)             3.24%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.66%             1.61%             1.55%(e)             2.99%(c)
   Net investment loss                                     (.82)%            (.66)%            (.16)%(e)           (1.37)%(c)
For Class A, B and C shares:
  Portfolio turnover rate                                    61%              142%               54%                  34%(g)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 2.46% and the net investment loss ratio would have been (.82)% for the year ended July 31, 2001.
(f) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(g) Not annualized.

    See Notes to Financial Statements                                    105

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                          Small Capitalization Value Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class B
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                        2003(d)           2002(d)            2001           July 31, 2000(d)
- -----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 11.46           $ 13.00           $ 11.01              $ 10.00
                                                     -------------     -------------     -------------           -------
Income (loss) from investment operations
Net investment loss                                        (.17)             (.18)             (.08)                (.16)
Net realized and unrealized gain (loss) on
   investment transactions                                 1.93              (.49)             2.44                 1.17
                                                     -------------     -------------     -------------           -------
      Total from investment operations                     1.76              (.67)             2.36                 1.01
                                                     -------------     -------------     -------------           -------
Less distributions:
Distributions from net realized gains                     (1.43)             (.87)             (.37)                  --
                                                     -------------     -------------     -------------           -------
Net asset value, end of period                          $ 11.79           $ 11.46           $ 13.00              $ 11.01
                                                     -------------     -------------     -------------           -------
                                                     -------------     -------------     -------------           -------
TOTAL RETURN(b)                                           18.01%            (5.44)%           22.03%               10.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $16,433           $15,818           $12,888              $ 5,379
Average net assets (000)                                $14,990           $15,328           $ 8,432              $ 3,564
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                         2.66%             2.61%             2.55%(e)             3.99%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.66%             1.61%             1.55%(e)             2.99%(c)
   Net investment loss                                    (1.57)%           (1.41)%            (.92)%(e)           (2.20)%(c)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 3.21% and the net investment loss ratio would have been (1.58)% for the year ended July 31, 2001.

    106                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                          Small Capitalization Value Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class C
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                        2003(d)           2002(d)            2001           July 31, 2000(d)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 11.46           $ 13.00           $ 11.01              $ 10.00
                                                     -------------     -------------     -------------           -------
Income (loss) from investment operations
Net investment loss                                        (.17)             (.18)             (.08)                (.17)
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions            1.93              (.49)             2.44                 1.18
                                                     -------------     -------------     -------------           -------
      Total from investment operations                     1.76              (.67)             2.36                 1.01
                                                     -------------     -------------     -------------           -------
Less distributions:
Distributions from net realized gains                     (1.43)             (.87)             (.37)                  --
                                                     -------------     -------------     -------------           -------
Net asset value, end of period                          $ 11.79           $ 11.46           $ 13.00              $ 11.01
                                                     -------------     -------------     -------------           -------
                                                     -------------     -------------     -------------           -------
TOTAL RETURN(b)                                           18.01%            (5.44)%           22.03%               10.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $17,437           $16,896           $ 8,986              $ 4,354
Average net assets (000)                                $15,880           $13,161           $ 6,346              $ 3,776
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                         2.66%             2.61%             2.55%(e)             3.99%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.66%             1.61%             1.55%(e)             2.99%(c)
   Net investment loss                                    (1.57)%           (1.41)%            (.92)%(e)           (2.16)%(c)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 3.21% and the net investment loss ratio would have been (1.58)% for the year ended July 31, 2001.

    See Notes to Financial Statements                                    107

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                             International Equity Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class A
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                         2003             2002(e)           2001(e)         July 31, 2000(e)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  6.46           $  7.87           $  9.95              $ 10.00
                                                     -------------     -------------     -------------           -------
Income (loss) from investment operations
Net investment income (loss)                                .06                --(d)           (.01)                (.05)
Net realized and unrealized loss on
   investment transactions and foreign currency
   transactions                                             .37             (1.41)            (2.07)                  --(d)
                                                     -------------     -------------     -------------           -------
      Total from investment operations                      .43             (1.41)            (2.08)                (.05)
                                                     -------------     -------------     -------------           -------
Net asset value, end of period                          $  6.89           $  6.46           $  7.87              $  9.95
                                                     -------------     -------------     -------------           -------
                                                     -------------     -------------     -------------           -------
TOTAL RETURN(b)                                            6.66%           (17.92)%          (20.90)%               (.50)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $ 4,184           $ 3,470           $ 4,698              $ 4,689
Average net assets (000)                                $ 3,799           $ 3,999           $ 4,634              $ 4,447
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees(g)                                      2.00%(f)          2.00%(f)          2.00%(f)             2.89%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.75%(f)          1.75%(f)          1.75%(f)             2.64%(c)
   Net investment income/loss                               .84%(f)          (.03)%(f)         (.09)%(f)            (.74)%(c)
For Classes A, B and C shares:
   Portfolio turnover rate                                   48%               75%               40%                  40%(h)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are based on average shares outstanding during the period.
(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.13%, 2.85% and 2.76% for the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (.30)%, (.88)% and (.90)% for the fiscal years ending July 31, 2003, July 31, 2002 and July 31, 2001, respectively.
(g) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(h) Not annualized.

    108                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                             International Equity Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class B
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                         2003             2002(e)           2001(e)         July 31, 2000(e)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  6.33           $  7.77           $  9.89              $ 10.00
                                                     -------------     -------------     -------------           -------
Income (loss) from investment operations
Net investment income (loss)                                 --(d)           (.05)             (.08)                (.11)
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions             .38             (1.39)            (2.04)                  --(d)
                                                     -------------     -------------     -------------           -------
      Total from investment operations                      .38             (1.44)            (2.12)                (.11)
                                                     -------------     -------------     -------------           -------
Net asset value, end of period                          $  6.71           $  6.33           $  7.77              $  9.89
                                                     -------------     -------------     -------------           -------
                                                     -------------     -------------     -------------           -------
TOTAL RETURN(b)                                            6.00%           (18.53)%          (21.44)%              (1.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $ 5,375           $ 5,382           $ 6,670              $ 7,020
Average net assets (000)                                $ 5,048           $ 6,052           $ 7,089              $ 6,027
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                         2.75%(f)          2.75%(f)          2.75%(f)             3.64%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.75%(f)          1.75%(f)          1.75%(f)             2.64%(c)
   Net investment income/loss                               .01%(f)          (.77)%(f)         (.90)%(f)           (1.45)%(c)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are based on average shares outstanding during the period.
(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.88%, 3.60% and 3.51% for the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (1.12)%, (1.62)% and (1.64)% for the fiscal years ending July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    See Notes to Financial Statements                                    109

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                             International Equity Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class C
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                         2003             2002(e)           2001(e)         July 31, 2000(e)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $  6.33           $  7.77           $  9.89              $ 10.00
                                                     -------------     -------------     -------------           -------
Income (loss) from investment operations
Net investment income (loss)                              --(d)              (.05)             (.08)                (.11)
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions             .37             (1.39)            (2.04)                  --(d)
                                                     -------------     -------------     -------------           -------
      Total from investment operations                      .37             (1.44)            (2.12)                (.11)
                                                     -------------     -------------     -------------           -------
Net asset value, end of period                          $  6.70           $  6.33           $  7.77              $  9.89
                                                     -------------     -------------     -------------           -------
                                                     -------------     -------------     -------------           -------
TOTAL RETURN(b)                                            5.85%           (18.53)%          (21.44)%              (1.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $ 7,113           $ 6,800           $ 7,554              $ 8,955
Average net assets (000)                                $ 6,731           $ 7,153           $ 8,383              $ 8,717
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                         2.75%(f)          2.75%(f)          2.75%(f)             3.64%(c)
   Expenses, excluding distribution and service
      (12b-1) fees                                         1.75%(f)          1.75%(f)          1.75%(f)             2.64%(c)
   Net investment income/loss                               .02%(f)          (.72)%(f)         (.93)%(f)           (1.50)%(c)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculations are based on average shares outstanding during the period.
(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.88%, 3.60% and 3.51% for the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (1.13)%, (1.58)% and (1.66)% for the fiscal years ending July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    110                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                              Total Return Bond Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class A
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                         2003              2002              2001             July 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.35           $ 10.43           $  9.99              $ 10.00
                                                     -------------     -------------     -------------          --------
Income from investment operations
Net investment income                                       .34               .35               .53                  .33
Net realized and unrealized gain on
   investment transactions                                  .45               .19               .54                   --(d)
                                                     -------------     -------------     -------------          --------
      Total from investment operations                      .79               .54              1.07                  .33
                                                     -------------     -------------     -------------          --------
Less dividends and distributions:
   Dividends from net investment income                    (.32)             (.36)             (.53)                (.33)
   Distributions in excess of net investment
      income                                                 --                --                --                 (.01)
   Distributions from net realized
      gains on investments                                 (.23)             (.26)             (.10)                  --
                                                     -------------     -------------     -------------          --------
      Total dividends and distributions                    (.55)             (.62)             (.63)                (.34)
                                                     -------------     -------------     -------------          --------
Net asset value, end of period                          $ 10.59           $ 10.35           $ 10.43              $  9.99
                                                     -------------     -------------     -------------          --------
                                                     -------------     -------------     -------------          --------
TOTAL RETURN(b)                                            7.67%             5.31%            11.11%                3.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $22,142           $20,796           $15,205              $ 9,875
Average net assets (000)                                $22,632           $17,564           $10,677              $11,760
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees(g)                              1.05%(e)          1.05%(e)          1.05%(e)             1.96%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  .80%(e)           .80%(e)           .80%(e)             1.71%(c)
   Net investment income                                   2.90%(e)          3.32%(e)          5.07%(e)             4.66%(c)
For Class A, B and C shares:
  Portfolio turnover rate(f)                                572%              530%              638%                 423%

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.10%, 1.22% and 1.36% for the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been 2.85%, 3.15% and 4.15% for the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively.
(f) Not annualized for periods of less than one full year.
(g) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

    See Notes to Financial Statements                                    111

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                              Total Return Bond Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class B
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                         2003              2002              2001             July 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.35           $ 10.43           $  9.99              $ 10.00
                                                     -------------     -------------     -------------          --------
Income from investment operations
Net investment income                                       .29               .31               .48                  .29
Net realized and unrealized gain on
   investment transactions                                  .45               .18               .54                   --(d)
                                                     -------------     -------------     -------------          --------
      Total from investment operations                      .74               .49              1.02                  .29
                                                     -------------     -------------     -------------          --------
Less dividends and distributions:
   Dividends from net investment income                    (.27)             (.31)             (.48)                (.29)
   Distributions in excess of net investment
      income                                                 --                --                --                 (.01)
   Distributions from net realized
      gains on investments                                 (.23)             (.26)             (.10)                  --
                                                     -------------     -------------     -------------          --------
      Total dividends and distributions                    (.50)             (.57)             (.58)                (.30)
                                                     -------------     -------------     -------------          --------
Net asset value, end of period                          $ 10.59           $ 10.35           $ 10.43              $  9.99
                                                     -------------     -------------     -------------          --------
                                                     -------------     -------------     -------------          --------
TOTAL RETURN(b)                                            7.14%             4.79%            10.57%                2.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $64,845           $52,250           $25,376              $ 9,739
Average net assets (000)                                $62,440           $36,575           $16,527              $ 7,304
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                 1.55%(e)          1.55%(e)          1.55%(e)             2.46%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  .80%(e)           .80%(e)           .80%(e)             1.71%(c)
   Net investment income                                   2.40%(e)          2.79%(e)          4.57%(e)             4.23%(c)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.60%, 1.72% and 1.86% for the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been 2.35%, 2.63% and 4.26% for the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    112                                    See Notes to Financial Statements

Strategic Partners Style Specific Funds
             Financial Highlights Cont'd.

                                                                                Strategic Partners
                                                                              Total Return Bond Fund
                                                     -------------------------------------------------------------------------
                                                                                      Class C
                                                     -------------------------------------------------------------------------
                                                                    Year Ended July 31,                    November 3, 1999(a)
                                                     -------------------------------------------------           Through
                                                         2003              2002              2001             July 31, 2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 10.35           $ 10.43           $  9.99              $ 10.00
                                                     -------------     -------------     -------------           -------
Income from investment operations
Net investment income                                       .29               .31               .48                  .29
Net realized and unrealized gain on
   investment transactions                                  .45               .18               .54                   --(d)
                                                     -------------     -------------     -------------           -------
      Total from investment operations                      .74               .49              1.02                  .29
                                                     -------------     -------------     -------------           -------
Less dividends and distributions:
   Dividends from net investment income                    (.27)             (.31)             (.48)                (.29)
   Distributions in excess of net investment
      income                                                 --                --                --                 (.01)
   Distributions from net realized
      gains on investments                                 (.23)             (.26)             (.10)                  --
                                                     -------------     -------------     -------------           -------
      Total dividends and distributions                    (.50)             (.57)             (.58)                (.30)
                                                     -------------     -------------     -------------           -------
Net asset value, end of period                          $ 10.59           $ 10.35           $ 10.43              $  9.99
                                                     -------------     -------------     -------------           -------
                                                     -------------     -------------     -------------           -------
TOTAL RETURN(b)                                            7.14%             4.79%            10.57%                2.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                         $43,274           $38,503           $14,059              $ 5,849
Average net assets (000)                                $44,100           $23,935           $ 7,938              $ 6,393
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                 1.55%(e)          1.55%(e)          1.55%(e)             2.46%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                                  .80%(e)           .80%(e)           .80%(e)             1.71%(c)
   Net investment income                                   2.40%(e)          2.77%(e)          4.56%(e)             4.16%(c)

- ------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.60%, 1.72% and 1.86% for the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been 2.35%, 2.60% and 4.25% for the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

    See Notes to Financial Statements                                    113

Strategic Partners Style Specific Funds
             Notes to Financial Statements

      Strategic Partners Style Specific Funds (the 'Trust'), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of six separate funds (the 'Fund' or 'Funds'): Strategic Partners Large Capitalization Growth Fund ('Large Capitalization Growth'), Strategic Partners Large Capitalization Value Fund ('Large Capitalization Value'), Strategic Partners Small Capitalization Growth Fund ('Small Capitalization Growth'), Strategic Partners Small Capitalization Value Fund ('Small Capitalization Value'), Strategic Partners International Equity Fund ('International Equity') and Strategic Partners Total Return Bond Fund ('Total Return Bond'). The Trust did not have any activity until September 2, 1999 when it issued to Prudential Investments LLC ('PI'), 600 each of Class A, Class B and Class C shares of each of Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund, Small Capitalization Value Fund, International Equity Fund and 334 Class A shares and 333 each of Class B and Class C shares of Total Return Bond Fund for a total of $100,000. The Funds' investment operations commenced on November 3, 1999.

      The Funds' investment objectives are as follows: Large Capitalization Growth--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have growth faster than that of the S&P 500; Large Capitalization Value--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the investment adviser's opinion, are undervalued; Small Capitalization Growth--maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser's opinion, have growth faster than that of the U.S. economy in general; Small Capitalization Value--above average capital appreciation through investment in small company common stocks that, in the investment adviser's opinion, are undervalued or overlooked in the marketplace; International Equity--capital appreciation through investment primarily in stocks of companies domiciled outside the United States; Total Return Bond--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years. The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Funds to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust and the Funds in the preparation of financial statements.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Securities Valuation:    Securities listed on a securities exchange are
valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the subadviser(s); to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily obtainable, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Any security for which a reliable market quotation is unavailable is valued at fair value by a Valuation Committee appointed by the Fund's Board of Trustees.

      Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Trust's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy
                                                                         115

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

      The Funds invest in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. International Equity and Total Return Bond are the only funds that may invest in financial futures contracts.

      Foreign Currency Translation:    The books and records of the Funds are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. International Equity and Total Return Bond may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Options:    International Equity and Total Return Bond may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Funds currently own or intend to purchase. The Funds' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss.
                                                                         117

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of any over the counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Swaps:    Total Return Bond may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Written options, futures contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds amortize premiums and accrete discounts on debt securities as adjustments to interest

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Total Return Bond Fund declares dividends
from net investment income daily and pays such dividends monthly. All other Funds declare and pay a dividend from net investment income, if any, at least annually. Each Fund declares and pays its net gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is each Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Note 2. Agreements
The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Funds, administers the Funds' affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Funds bear all other costs and expenses.

      The advisers noted below each furnishes investment advisory services in connection with the management of the respective Fund. Each of the two advisers of the domestic equity Funds--Large Capitalization Growth, Large Capitalization Value, Small
                                                                         119

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

Capitalization Growth and Small Capitalization Value--manages approximately 50% of the assets of the respective Fund. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PI deems appropriate. In addition, there may be a periodic rebalancing of each Fund's assets to take account of market fluctuations in order to maintain the approximately equal allocation.

Fund                                                          Adviser
- ------------------------------------------   ------------------------------------------
Large Capitalization Growth...............   Columbus Circle Investors and
                                             Oak Associates, Ltd.
Large Capitalization Value................   J.P. Morgan Investment Management Inc. and
                                             Hotchkis & Wiley Capital Management, LLC
Small Capitalization Growth(a)............   Westcap Investors LLC and J.P. Morgan
                                             Investment Management, Inc.
Small Capitalization Value................   National City Investment Management Co.
                                             and EARNEST Partners, LLC
International Equity......................   Lazard Asset Management LLC
Total Return Bond.........................   Pacific Investment Management Company LLC

- ---------------
(a) On July 23, 2003, Westcap Investors LLC replaced Sawgrass Asset Management, LLC as subadvisor for a portion of the Portfolio.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of the average daily net assets of the Funds as specified below. From its fee, PI pays each adviser for its services.

                                                                       Total
Fund                                                               Management Fee
- ----------------------------------------------------------------   --------------
Large Capitalization Growth.....................................         .70%
Large Capitalization Value......................................         .70%
Small Capitalization Growth.....................................         .70%
Small Capitalization Value......................................         .70%
International Equity............................................         .80%
Total Return Bond...............................................         .50%

      PI has agreed to reimburse each Fund (except Large Capitalization Growth), the portion of the management fee for that Fund equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceed the percentage stated below, of the Fund's average daily net assets.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

Fund                                                                  Expense Limit
- -------------------------------------------------------------------   -------------
Large Capitalization Value
   Class A                                                                 1.60%
   Class B                                                                 2.35
   Class C                                                                 2.35
Small Capitalization Growth
   Class A                                                                 1.85
   Class B                                                                 2.60
   Class C                                                                 2.60
Small Capitalization Value
   Class A                                                                 1.95
   Class B                                                                 2.70
   Class C                                                                 2.70
International Equity
   Class A                                                                 2.00
   Class B                                                                 2.75
   Class C                                                                 2.75
Total Return Bond
   Class A                                                                 1.05
   Class B                                                                 1.55
   Class C                                                                 1.55

      The Trust has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B and C shares of the Trust. The Trust compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly.

      Pursuant to Class A, B and C Plans, the Trust compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net asset of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively of all Funds except Total Return Bond Fund for the year ended July 31, 2003.

      With respect to the Total Return Bond Fund, such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended July 31, 2003.
                                                                         121

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      PIMS has advised the Funds of its receipt of front-end sales charges resulting from sales of Class A and Class C shares during the year ended July 31, 2003. These amounts were approximately as follows:

Fund                                                            Class A     Class C
- -------------------------------------------------------------   --------    -------
Large Capitalization Growth..................................   $ 55,200    $36,500
Large Capitalization Value...................................     20,000     20,200
Small Capitalization Growth..................................      8,200     11,600
Small Capitalization Value...................................     21,200     21,500
International Equity.........................................      6,000     11,000
Total Return Bond............................................    107,400     98,400

      From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the year ended July 31, 2003. These amounts were approximately as follows:

Fund                                                            Class B     Class C
- -------------------------------------------------------------   --------    -------
Large Capitalization Growth..................................   $125,700    $11,800
Large Capitalization Value...................................     63,900     11,800
Small Capitalization Growth..................................     19,700      5,400
Small Capitalization Value...................................     48,400     17,100
International Equity.........................................     19,900      2,700
Total Return Bond............................................    236,800     80,000

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Trust, along with other affiliated registered investment companies (the 'Companies'), entered into a syndicated credit agreement ('SCA') with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004. The Trust did not borrow any amounts pursuant to the SCA during the year ended July 31, 2003.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds' transfer agent. The following amounts represent the fees incurred for the services of PMFS for the year ended July 31, 2003 as well as the fees due to PMFS as of July 31, 2003.

                                                Amount Incurred
                                                    for the                Amount
                                                  Year Ended             Due as of
Fund                                             July 31, 2003         July 31, 2003
- ------------------------------------------     -----------------      ----------------
Large Capitalization Growth...............         $ 202,300              $ 16,000
Large Capitalization Value................            69,900                 5,800
Small Capitalization Growth...............            50,500                 4,100
Small Capitalization Value................            77,900                 6,500
International Equity......................            35,300                 2,800
Total Return Bond.........................           139,000                12,400

      The Funds pay networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent's fees and expenses in the Statement of Operations. The Funds paid networking fees, as follows:

                                                                             Due to PSI*
                                                    Total                       as of
                                                  Networking     Paid to       July 31,
Fund                                                 Fees       PSI* Fees        2003
- -----------------------------------------------   ----------    ---------    ------------
Large Capitalization Growth....................    $ 41,100      $40,600        $3,100
Large Capitalization Value.....................      14,100       13,500         1,100
Small Capitalization Growth....................      10,300       10,000           900
Small Capitalization Value.....................      16,000       15,400         1,200
International Equity...........................       7,000        6,300           500
Total Return Bond..............................      24,500       21,600         1,700
- ---------------
* Prudential Securities, Inc. ('PSI').

      Effective July 1, 2003, PSI became a division of Wachovia Securities, LLC ('Wachovia') of which Prudential holds a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential.
                                                                         123

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      For the year ended July 31, 2003, the amount of brokerage commissions earned by PSI and Wachovia from transactions executed on behalf of the Funds were as follows:

Fund                                                         PSI         Wachovia*
- ------------------------------------------------------      ------       ----------
Large Capital Value...................................      $1,745          $220
Small Capitalization Growth...........................          15            --
Small Capitalization Value............................          25            21
- ---------------
* The amount earned by Wachovia for the period of July 1, 2003 to July 31, 2003.

      Certain Funds invest in the Taxable Money Market Series (the 'Series'), a portfolio of Dryden Core Investment Fund, formerly known as Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended July 31, 2003, the following Funds earned income from the Series by investing their excess cash.

                                       Earned
Fund                                   Income
- ---------------------------------    -----------
Large Capitalization Growth......      $  18,034
Large Capitalization Value.......          5,147
Small Capitalization Growth......          5,883
Small Capitalization Value.......         11,902
International Equity.............             49

Note 4. Fund Securities
Purchases and sales of portfolio securities, excluding government securities and short-term investments, for the year ended July 31, 2003 were as follows:

Fund                                                   Purchases          Sales
- --------------------------------------------------   -------------    -------------
Large Capitalization Growth.......................   $  55,517,692    $ 66,751,892
Large Capitalization Value........................      21,626,792      23,664,407
Small Capitalization Growth.......................      31,622,904      31,725,450
Small Capitalization Value........................      23,912,795      28,641,852
International Equity..............................       7,338,427       7,277,695
Total Return Bond.................................     661,152,579     658,250,824

      At July 31, 2003, Total Return Bond Fund had outstanding forward foreign currency contracts to purchase foreign currencies, as follows:

                                     Value at
       Foreign Currency           Settlement Date        Current         Unrealized
      Purchase Contracts              Payable             Value         Depreciation
- ------------------------------    ---------------     -------------     ------------
Euros, 5,000 expiring 8/28/03         $ 5,716            $ 5,623           $  (93)
                                      -------         -------------     ------------
                                      -------         -------------     ------------

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      At July 31, 2003, Total Return Bond Fund had outstanding forward foreign currency contracts to sell foreign currencies, as follows:

                                     Value at
       Foreign Currency           Settlement Date        Current         Unrealized
        Sale Contracts              Receivable            Value         Appreciation
- ------------------------------    ---------------     -------------     ------------
Sterling Pounds, 274,000
  expiring 9/10/03                   $ 443,969          $ 439,253          $4,716
                                  ---------------     -------------     ------------
                                  ---------------     -------------     ------------

      During the year ended July 31, 2003, the Total Return Bond Fund entered into financial futures contracts. Details of open contracts at July 31, 2003 were as follows:

                                                         Value at        Value at         Unrealized
    Number of                            Expiration      July 31,          Trade         Appreciation
    Contracts              Type             Date           2003            Date         (Depreciation)
- ------------------    ---------------    ----------     -----------     -----------     --------------
Long Positions:
        8             Fin Fut UK 90
                        day               Mar. 2004     $ 1,547,983     $ 1,549,555      $     (1,572)
        18            90 Day GBP
                        Libor             Mar. 2005       3,454,388       3,485,055           (30,667)
        8             Fin Fut UK 90
                        day               June 2004       1,544,446       1,546,683            (2,237)
        8             90 Day Libor       Sept. 2004       1,540,910       1,548,481            (7,571)
        2             90 Day GBP
                        Libor             Dec. 2004         384,424         387,684            (3,260)
        9             90 Day EUR          June 2005       2,168,100       2,199,937           (31,837)
        14            90 Day EUR         Sept. 2004       3,419,325       3,404,625            14,700
       379            U.S. 10 YR Note    Sept. 2003      41,926,875      44,377,297        (2,450,422)
Short Positions:
        29            U.S. Long Bond     Sept. 2003       3,063,125       3,422,680           359,555
        47            U.S. 5 YR Note     Sept. 2003       5,232,422       5,453,836           221,414
                                                                                        --------------
                                                                                         $ (1,931,897)
                                                                                        --------------
                                                                                        --------------

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Transactions in options written during the year ended July 31, 2003, were as follows:

                                                           Number of
                                                          Contracts/       Premiums
Total Return Bond                                       Notional Amount    Received
- -----------------------------------------------------   ---------------    ---------
Options outstanding as of July 31, 2002..............                47    $  53,433
Options written......................................        22,600,364      717,317
Options closed.......................................              (100)     (53,965)
Options exercised....................................               (70)     (50,050)
Options expired......................................        (3,800,136)    (141,651)
                                                        ---------------    ---------
Options outstanding at July 31, 2003.................        18,800,105    $ 525,084
                                                        ---------------    ---------
                                                        ---------------    ---------

      The Total Return Bond Fund entered into interest rate swap agreements during the year ended July 31, 2003. The Fund paid a transaction fee for entering into the agreements. Details of the swap agreements outstanding as of July 31, 2003 were as follows:

                                      Notional                                        Unrealized
                    Termination        Amount          Fixed         Floating        Appreciation
  Counterparty         Date            (000)           Rate            Rate         (Depreciation)
- ----------------    -----------     ------------     ---------    --------------    ---------------
JP Morgan Chase
  Securities(a)        12/17/13      USD (13,700)      4.00%      3 month LIBOR       $ 1,513,823
Bank of America,
  N.A.(a)              12/17/13       USD 12,200       4.00       3 month LIBOR         1,246,084
Morgan Stanley
  Capital
  Services(a)           3/17/05       GBP 11,300       4.25       6 month LIBOR            31,386
Merrill Lynch
  Capital
  Services(b)           3/29/05      CHF  11,100       1.50       3 month LIBOR            (8,517)
UBS AG(b)               3/15/04      GBP   5,300       5.25       6 month LIBOR            18,206
Morgan Stanley
  Capital
  Services(a)           6/02/12     JPY (170,000)      1.07       6 month LIBOR           (11,699)
                                                                                    ---------------
                                                                                      $ 2,789,283
                                                                                    ---------------
                                                                                    ---------------

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      The Total Return Bond Fund entered into a forward swap spread lock swap agreement during the year ended July 31, 2003. Details of the swap agreement outstanding as of July 31, 2003 was as follows:

                                            Notional      Fixed         Floating
                              Maturity       Amount      Spread          Spread            Unrealized
Counterparty                    Date         (000)        Lock            Lock            Appreciation
- ------------------------    ------------    --------     -------     ---------------     --------------
Bank of America                                                      U.S. T-Bond,
  Securities LLC(c)           8/13/03        $4,400      0.13875%    6.25%, 8/15/23        $   96,747
                                                                                         --------------
                                                                                         --------------

- ------------------------------
(a) The Total Return Bond Fund pays the fixed rate and receives the floating rate.
(b) The Total Return Bond Fund pays the floating rate and receives the fixed rate.
(c) The Total Return Bond Fund receives the net difference between the floating spread lock rate (the yield of a swap maturing on 8/15/23 minus the 6.25% US T-Bond) and the fixed spread lock rate if it is positive and pays if it is negative.

      The Total Return Bond Fund entered into a credit default swap agreement during the year ended July 31, 2003. Details of the swap agreement outstanding as of July 31, 2003 was as follows:

                                            Notional
                            Termination      Amount      Fixed       Underlying          Unrealized
Counterparty                    Date         (000)       Rate           Bond            Appreciation
- ------------------------    ------------    --------     -----     ---------------     --------------
                                                                   AOL Time Warner
Merrill Lynch                                                      Zero coupon,
  International(a)            12/6/04        $1,400      4.80 %    due 12/6/19            $ 75,130
                                                                                       --------------
                                                                                       --------------

- ------------------------------
(a) The Total Return Bond Fund receives fixed rate and pays to the counterparty, at par in the event that the underlying bond defaults.

Note 5. Distribution and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain or loss on investments. For the year ended July 31, 2003, the adjustments were as follows:
                                                                         127

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

                                           Undistributed
                                                Net         Accumulated        Paid-in
                                            Investment      Net Realized     Capital in
                                              Income         Gain/Loss      Excess of Par
                                           -------------    ------------    -------------
Large Capitalization Growth(b)..........    $ 1,275,520               --     $(1,275,520)
Large Capitalization Value..............             --               --              --
Small Capitalization Growth(b)..........        334,007               --        (334,007)
Small Capitalization Value(b)(f)........        557,194     $      1,122        (558,316)
International Equity(a)(d)..............        (31,526)          31,526              --
Total Return Bond(a)(c)(e)..............        923,468       (1,090,011)        166,543
- ---------------
(a) Reclass of net foreign currency gains/losses.
(b) Reclass of net operating loss.
(c) Reclass of paydown losses.
(d) Reclassification of book to tax differences due to the sale of passive foreign investment companies.
(e) Reclassification of redemptions utilized as distributions for federal income tax purposes.
(f) Overdistribution of dividends.

      The tax character of distributions paid during the year ended July 31, 2003 were:

                                                            Long-Term
                                              Ordinary       Capital           Total
Fund                                           Income         Gains        Distributions
- ------------------------------------------   ----------    ------------    -------------
Large Capitalization Value................   $   17,498              --     $     17,498
Small Capitalization Value................      896,276     $ 4,054,083        4,950,359
Total Return Bond.........................    5,633,598         450,472        6,084,070

      The tax character of distributions paid during the year ended July 31, 2002 were:

                                                            Long-Term
                                              Ordinary       Capital           Total
Fund                                           Income         Gains        Distributions
- ------------------------------------------   ----------    ------------    -------------
Large Capitalization Value................   $   80,617     $   446,308     $    526,925
Small Capitalization Value................      767,136       1,336,458        2,103,594
Total Return Bond.........................    4,020,186          55,690        4,075,876

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis and unrealized appreciation (depreciation) of the Funds' investments as of July 31, 2003 were as follows:

                                                                                    Net
                                                                    Other        Unrealized
                                                                  Cost Basis    Appreciation
Fund                 Tax Basis     Appreciation    Depreciation  Adjustments   (Depreciation)
- ------------------- ------------  ---------------  ------------  ------------  --------------
Large
  Capitalization
  Growth........... $120,560,605    $12,314,609    $ 23,865,631           --    $ (11,551,022)
Large
  Capitalization
  Value............   44,296,755      7,906,160       3,512,780           --        4,393,380
Small
  Capitalization
  Growth...........   18,026,150      1,959,728       1,355,581           --          604,147
Small
  Capitalization
  Value............   39,926,087      6,939,434       1,539,367           --        5,400,067
International
  Equity...........   15,845,761      1,665,440         837,645   $    3,152          830,947
Total Return
  Bond.............  165,494,206      1,160,342       3,279,441    3,160,154        1,041,055

      The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables, payables and swaps.

      For federal income tax purposes, Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth, Small Capitalization Value and International Equity each had a capital loss carryforward as of July 31, 2003. Accordingly, no capital gain distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards. In addition, certain Funds are electing to treat net capital losses and/or net currency losses incurred in the nine-month period ended July 31, 2003 as having been incurred in the following fiscal year.

      The capital loss carryforwards and the post-October losses were as follows:

                              Post-October Losses
                            -----------------------     Capital Loss
Fund                        Currency      Capital       Carryforward
- -------------------------   --------    -----------    ---------------
Large Capitalization
  Growth Fund............         --    $ 9,566,000      $78,893,000     (a)
Large Capitalization
  Value Fund.............         --      2,095,000        2,536,000     (b)
Small Capitalization
  Growth Fund............         --      2,660,000        7,431,000     (c)
Small Capitalization
  Value Fund.............         --      2,306,000        1,981,000     (expiring in 2011)
International Equity
  Fund...................   $ 21,000      1,093,000        6,899,000     (d)

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

(a) Approximately $10,021,000 expiring in 2009, $32,296,000 expiring in 2010, and $36,576,000 expiring in 2011.
(b) Approximately $662,000 expiring in 2010, and $1,874,000 expiring in 2011.
(c) Approximately $350,000 expiring in 2009, $2,821,000 expiring in 2010 and $4,260,000 expiring in 2011.
(d) Approximately $18,000 expiring in 2009, $3,104,000 expiring in 2010 and $3,777,000 expiring in 2011.

      As of July 31,2003, the components of distributable earnings on a tax basis were as follows:

                                                   Accumulated         Accumulated
                                                    Ordinary            Long-Term
     Fund                                            Income           Capital Gains
     ---------------------------------------      -------------       -------------
     Large Capitalization Value.............      $     116,598                 --
     International Equity                                13,983                 --
     Total Return Bond......................          1,863,292(a)     $   505,868

- ---------------
(a) Includes a timing difference of $101,110 for dividends payable.

Note 6. Capital
The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5% for each of the Funds except Class A shares of Total Return Bond Fund which are sold with a front-end sales charge of up to 4%. Investors who purchase $1 million or more of Class A shares are subject to a contingent deferred sales charge of 1% for shares redeemed within 12 months of purchase. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest during the year ended July 31, 2003 were as follows:

                                                                        Shares
                                                                        Issued/
                                       Shares                         Reacquired
                                      Issued in                          Upon
                                    Reinvestment                      Conversion      Net Increase
                                    of Dividends                         From          (Decrease)
                       Shares            and            Shares          Class B        in Shares
Fund                    Sold        Distributions     Reacquired      To Class A      Outstanding
- ------------------    ---------     -------------     -----------     -----------     ------------
Shares
- ------------------
Large
  Capitalization
  Growth Fund
  Class A             1,118,992               --       (1,040,284)        109,434          188,142
  Class B               486,818               --       (1,379,371)       (112,220)      (1,004,773)
  Class C               960,108               --       (2,093,782)             --       (1,133,674)
Large
  Capitalization
  Value Fund
  Class A               260,240            1,900         (248,455)         20,892           34,577
  Class B               362,436               --         (468,376)        (21,214)        (127,154)
  Class C               462,659               --         (556,297)             --          (93,638)
Small
  Capitalization
  Growth Fund
  Class A               283,295               --         (229,470)         11,251           65,076
  Class B               174,939               --         (226,119)        (11,554)         (62,734)
  Class C               422,077               --         (332,217)             --           89,860
Small
  Capitalization
  Value Fund
  Class A               431,212          105,558         (382,935)         23,747          177,582
  Class B               184,467          186,880         (334,021)        (24,429)          12,897
  Class C               355,397          198,051         (549,379)             --            4,069
International
  Equity Fund
  Class A               324,650               --         (269,306)         14,448           69,792
  Class B               228,436               --         (262,952)        (14,790)         (49,306)
  Class C               335,498               --         (349,163)             --          (13,665)
Total Return Bond
  Fund
  Class A               971,741           99,801       (1,027,756)         37,706           81,492
  Class B             2,353,240          225,609       (1,466,068)        (37,696)       1,075,085
  Class C             1,720,128          155,084       (1,509,277)             --          365,935

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

                                          Net Asset                           Shares
                                            Value                            Issued/       Net Increase
                                          of Shares                         Reacquired      (Decrease)
                                          Issued in                            Upon           in Net
                                        Reinvestment                        Conversion        Assets
                       Net Proceeds     of Dividends         Cost of           From         from Fund
                       from Shares           and             Shares          Class B          Share
Fund                       Sold         Distributions      Reacquired       To Class A     Transactions
- -------------------    ------------     -------------     -------------     ----------     ------------
Amount
- -------------------
Large
  Capitalization
  Growth Fund
  Class A              $  6,467,463      $        --      $  (5,950,459)    $  618,094     $  1,135,098
  Class B                 2,700,697               --         (7,415,011)      (618,094)      (5,332,408)
  Class C                 5,245,867               --        (11,377,966)            --       (6,132,099)
Large
  Capitalization
  Value Fund
  Class A                 2,336,471           16,380         (2,214,639)       185,481          323,693
  Class B                 3,235,133               --         (4,089,292)      (185,481)      (1,039,640)
  Class C                 4,162,055               --         (4,851,692)            --         (689,637)
Small
  Capitalization
  Growth Fund
  Class A                 1,678,810               --         (1,367,401)        65,508          376,917
  Class B                   995,024               --         (1,251,490)       (65,508)        (321,974)
  Class C                 2,486,484               --         (1,841,542)            --          644,942
Small
  Capitalization
  Value Fund
  Class A                 4,799,925        1,051,359         (4,178,267)       254,990        1,928,007
  Class B                 1,968,309        1,810,870         (3,503,166)      (254,990)          21,023
  Class C                 3,789,632        1,919,119         (5,780,296)            --          (71,545)
International
  Equity Fund
  Class A                 2,120,885               --         (1,763,852)        89,378          446,411
  Class B                 1,453,598               --         (1,647,760)       (89,378)        (283,540)
  Class C                 2,075,713               --         (2,162,521)            --          (86,808)
Total Return Bond
  Fund
  Class A                10,412,366        1,050,938        (11,031,309)       405,207          837,202
  Class B                25,040,795        2,371,876        (15,653,437)      (405,207)      11,354,027
  Class C                18,315,965        1,629,688        (16,127,308)            --        3,818,345

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest during the year ended July 31, 2002 were as follows:

                                                                         Shares
                                                                        Issued/
                                       Shares                          Reacquired
                                      Issued in                           Upon
                                    Reinvestment                       Conversion     Net Increase
                                    of Dividends                          From         (Decrease)
                       Shares            and             Shares         Class B         in Shares
Fund                    Sold        Distributions      Reacquired      To Class A      Outstanding
- ------------------    ---------     -------------     ------------     ----------     -------------
Shares
- ------------------
Large
  Capitalization
  Growth Fund
  Class A               740,168              --         (1,374,361)       83,867          (550,326)
  Class B               905,543              --         (1,843,695)      (85,311 )      (1,023,463)
  Class C             1,448,491              --         (3,623,121)           --        (2,174,630)
Large
  Capitalization
  Value Fund
  Class A               259,572           9,641           (267,859)       13,600            14,954
  Class B               541,137          22,168           (467,108)      (13,737 )          82,460
  Class C               822,509          18,091           (523,041)           --           317,559
Small
  Capitalization
  Growth Fund
  Class A               153,670              --           (175,246)       12,638            (8,938)
  Class B               288,624              --           (215,048)      (12,891 )          60,685
  Class C               465,567              --           (251,149)           --           214,418
Small
  Capitalization
  Value Fund
  Class A               315,364          41,488           (243,023)       17,720           131,549
  Class B               586,415          74,831           (253,883)      (18,046 )         389,317
  Class C             1,002,427          50,819           (269,869)           --           783,377
International
  Equity Fund
  Class A               273,625              --           (338,610)        5,393           (59,592)
  Class B               203,078              --           (205,878)       (5,488 )          (8,288)
  Class C               364,469              --           (262,392)           --           102,077
Total Return Bond
  Fund
  Class A             1,028,411          90,398           (589,013)       21,770           551,566
  Class B             3,156,631         155,445           (674,694)      (21,765 )       2,615,617
  Class C             3,149,697          98,090           (874,737)           --         2,373,050

Strategic Partners Style Specific Funds
             Notes to Financial Statements Cont'd.

                                          Net Asset                           Shares
                                            Value                            Issued/
                                          of Shares                         Reacquired     Net Increase
                                          Issued in                            Upon         (Decrease)
                                        Reinvestment                        Conversion     in Net Assets
                       Net Proceeds     of Dividends         Cost of           From          from Fund
                       from Shares           and             Shares          Class B           Share
Fund                       Sold         Distributions      Reacquired       To Class A     Transactions
- -------------------    ------------     -------------     -------------     ----------     -------------
Amount
- -------------------
Large
  Capitalization
  Growth Fund
  Class A              $  5,457,303      $        --      $  (9,973,149)    $  594,070      $(3,921,776)
  Class B                 6,631,792               --        (12,903,400)      (594,070)      (6,865,678)
  Class C                10,547,901               --        (25,586,108)            --      (15,038,207)
Large
  Capitalization
  Value Fund
  Class A                 2,680,903           98,338         (2,718,833)       139,249          199,657
  Class B                 5,564,465          224,564         (4,594,896)      (139,249)       1,054,884
  Class C                 8,544,223          183,262         (5,231,114)            --        3,496,371
Small
  Capitalization
  Growth Fund
  Class A                 1,225,707               --         (1,298,679)        96,895           23,923
  Class B                 2,271,223               --         (1,582,092)       (96,895)         592,236
  Class C                 3,676,553               --         (1,895,544)            --        1,781,009
Small
  Capitalization
  Value Fund
  Class A                 4,180,236          506,156         (3,111,355)       223,985        1,799,022
  Class B                 7,649,947          897,969         (3,160,194)      (223,985)       5,163,737
  Class C                13,392,365          609,820         (3,330,676)            --       10,671,509
International
  Equity Fund
  Class A                 1,981,070               --         (2,482,451)        37,657         (463,724)
  Class B                 1,424,547               --         (1,421,731)       (37,657)         (34,841)
  Class C                 2,577,209               --         (1,824,686)            --          752,523
Total Return Bond
  Fund
  Class A                10,666,345          934,085         (6,106,811)       225,397        5,719,016
  Class B                32,851,472        1,605,043         (6,975,183)      (225,397)      27,255,935
  Class C                32,658,962        1,012,857         (9,055,262)            --       24,616,557

Note 7. Other
The Board of Trustees of the Trust approved a proposal on July 25, 2003, to reorganize the Strategic Partners International Equity Fund into Strategic Partners International Value Fund, a series of Prudential World Fund, Inc. Under the terms of the proposal, shareholders of the Fund would become shareholders of Strategic Partners International Value Fund. The reorganization is subject to approval by the shareholders of the Fund.

Strategic Partners Style Specific Funds
             Report of Independent Auditors

To the Shareholders and Trustees of
Strategic Partners Style Specific Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners Large Capitalization Growth Fund, Strategic Partners Large Capitalization Value Fund, Strategic Partners Small Capitalization Growth Fund, Strategic Partners Small Capitalization Value Fund, Strategic Partners International Equity Fund and Strategic Partners Total Return Bond Fund (constituting Strategic Partners Style Specific Funds, hereafter referred to as the 'Funds') at July 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period November 3, 1999 (commencement of operations) through July 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 29, 2003
                                                                         135

Strategic Partners Style Specific Funds
             Tax Information (Unaudited)

      As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Funds during its fiscal year ended July 31, 2003. Further, we wish to advise you of the percentage of the ordinary income dividends paid in 2002 that qualify for the corporate dividends received deduction available to corporate taxpayers.

      Detailed below, please find the dividends and distributions, per share, paid by each Fund during the year ended July 31, 2003 as well as the corporate dividend received deduction percentage:

                                  Ordinary Dividends*
                     ----------------------------------------------
                                Income                 Short-Term        Long-Term      Dividend
                     -----------------------------    Capital Gains    Capital Gains    Received
Fund                    A          B          C        A, B and C       A, B and C      Deduction
- ------------------   -------    -------    -------    -------------    -------------    ---------
Large
  Capitalization
  Value              $0.0192    $    --    $    --            --               --          100%
Small
  Capitalization
  Value                   --         --         --       $0.2580          $1.1670            0%
Total Return Bond    $  0.32    $  0.27    $  0.27       $0.1885          $0.0379            0%

- ---------------
* For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

      For the purposes of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

      The International Equity Fund has elected to give the benefit of foreign tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing the income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended July 31, 2003 the International Equity Fund intends on passing through $66,644 of ordinary income distributions as a foreign tax credit.

Strategic Partners Style Specific Funds
             Important Notice For Certain Shareholders (Unaudited)

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 0.84% and 23.73% of the dividends paid by International Equity Fund and Total Return Bond Fund, respectively, qualify for such deduction.

      The Funds intend to designate the maximum amount of dividends, qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

      For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.
                                                                         137

Strategic Partners Style Specific Funds
             Supplemental Proxy Information (Unaudited)

      A meeting of the Fund's shareholders was held on July 17, 2003, in conjunction with shareholder meetings for certain other funds within the Strategic Partners Mutual Fund complex. The meeting was held for the following purpose.

      To elect the following ten individuals to serve on the Fund's Board of Trustees to a term until the earlier to occur (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy which generally calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

- -  David E.A. Carson
- -  Robert E. La Blanc
- -  Douglas H. McCorkindale
- -  Stephen P. Munn
- -  Richard A. Redeker
- -  Robin B. Smith
- -  Stephen D. Stoneburn
- -  Clay T. Whitehead
- -  Judy A. Rice
- -  Robert F. Gunia
      The results of the proxy solicitation on the above matters were:

Trustees                           Votes For      Votes Against     Abstentions
- ------------------------------    ------------    -------------     -----------
David E.A. Carson                   34,525,972         --               --
Robert E. La Blanc                  34,518,171         --               --
Douglas H. McCorkindale             34,525,404         --               --
Stephen P. Munn                     34,526,065         --               --
Richard A. Redeker                  34,534,298         --               --
Robin B. Smith                      34,532,862         --               --
Stephen D. Stoneburn                34,527,071         --               --
Clay T. Whitehead                   34,526,467         --               --
Judy A. Rice                        34,529,778         --               --
Robert F. Gunia                     34,531,066         --               --

      One or more matters in addition to the election of Trustees were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until a date following the close of the reporting period.

Strategic Partners Style Specific Funds
             Management of the Trust (Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Fund as defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Fund and any other investment companies managed by PI.

Independent Trustees2

David E.A. Carson (69), Trustee since 20033

Oversees 97 portfolios in Fund complexD

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People's Bank (1983-1997).

Other Directorships held: Director of United Illuminating and UIL Holdings (Utility company), since 1993.

Robert E. La Blanc (69), Trustee since 19993

Oversees 107 portfolios in Fund complexD

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.

Other Directorships held:4 Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (Singapore) (since 1998), Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); Director (since
1999) of First Financial Fund, Inc. and the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Trustee since 19983

Oversees 99 portfolios in Fund complexD

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since
1996).

Stephen P. Munn (61), Trustee since 20033

Oversees 105 portfolios in Fund complexD

Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1998-2001) and President of Carlisle Companies Incorporated.

Other Directorships held:4 Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).
                                                                         139

Strategic Partners Style Specific Funds
             Management of the Trust (Unaudited) Cont'd.

Richard A. Redeker (60), Trustee since 20033

Oversees 100 portfolios in Fund complexD

Principal occupations (last 5 years): Formerly Management Consultant of Invesmart, Inc. (August 2001-October 2001); formerly employee of Prudential Investments (October 1996-December 1998).

Other Directorships held:4 None

Robin B. Smith (63), Trustee since 20033

Oversees 107 portfolios in Fund complexD

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen D. Stoneburn (60), Trustee since 19993

Oversees 105 portfolios in Fund complexD

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (64), Trustee since 19993

Oversees 104 portfolios in Fund complexD

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of First Financial Fund, Inc. and the High Yield Plus Fund, Inc.

Interested Trustees1

Judy A. Rice (55), President and Trustee since 20033

Oversees 102 portfolios in Fund complexD

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Executive Vice President of PI (1999-2003); formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated (PSI); and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Strategic Partners Style Specific Funds
             Management of the Trust (Unaudited) Cont'd.

Robert F. Gunia (57), Vice President and Trustee since 19993

Oversees 187 portfolios in Fund complexD

Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.
Information pertaining to the Officers of the Trust is set forth below.

Officers2

Lori E. Bostrom (40), Secretary since 2002

Principal occupations (last 5 years): Vice President and Corporate Counsel (since October 2002) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; formerly, various positions to Senior Counsel of The Guardian Life Insurance Company of America (February 1996-October 2002).

Marguerite E.H. Morrison (47), Chief Legal Officer and Assistant Secretary since 20033

Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI and Vice President and Associate General Counsel (September 1987-September 1996) of PSI.

Maryanne Ryan (38), Anti-Money Laundering Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.
                                                                         141

Strategic Partners Style Specific Funds
             Management of the Trust (Unaudited) Cont'd.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19983

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc., formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.
- ---------------------------

   1 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager,
     (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or
     PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).
   2 Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential
     Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
   3 There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as
     Directors and/or Officer.
   4 The Fund Complex of all investment companies managed by PI. Effective May 1, 2003, the Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds,
     American Skandia Advisor Funds, Inc. The Prudential Variable Contract Accounts 2, 10, 11, The
     Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and
     Prudential's Gibraltar Fund.
   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison/Dryden Mutual Funds, Strategic Partners Funds, American
     Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target
     Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's
     Gibraltar Fund.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Growth Fund

Class A     Growth of a $10,000 Investment

                      (CHART)

Average Annual Total Returns (With Sales Charges)    As of 7/31/03

               One Year    Three Years    Since Inception
    Class A     9.55%       -22.15%          -11.91%
    Class B     9.57        -22.18           -11.83
    Class C    12.43        -21.65           -11.59

Average Annual Total Returns (Without Sales Charges)    As of 7/31/03

               One Year    Three Years    Since Inception
    Class A     15.32%      -20.81%         -10.69%
    Class B     14.57       -21.38          -11.35
    Class C     14.57       -21.38          -11.35

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Prudential Investments LLC and Lipper Inc. Inception date: 11/3/99. The graph compares a $10,000 investment in the Strategic Partners Large
Capitalization Growth Fund (Class A shares) with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) and the
Russell 1000 Growth Index by portraying the initial account values at the commencement of operations of Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July
31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-
1) fee waiver of 0.05% for Class A shares, the returns for Class A shares in the graph and in the tables would have been lower.

www.strategicpartners.com    (800) 225-1852

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. Both indexes' total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise each index may differ substantially from the securities in the Fund. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Strategic Partners Style Specific Funds
Strategic Partners Large Capitalization Value Fund

Class A     Growth of a $10,000 Investment

                   (CHART)

    Average Annual Total Returns (With Sales Charges)    As of 7/31/03

                 One Year       Three Years     Since Inception
Class A        7.62% (7.41)    2.64%  (2.44)    0.32% (0.16)
Class B        7.54  (7.32)    2.72   (2.51)    0.41  (0.25)
Class C       10.43 (10.21)    3.31   (3.10)    0.67  (0.51)

    Average Annual Total Returns (Without Sales Charges)    As of 7/31/03

                  One Year        Three Years    Since Inception
Class A        13.29% (13.07)    4.41% (4.21)    1.70%  (1.54)
Class B        12.54  (12.32)    3.66  (3.45)    0.94   (0.78)
Class C        12.54  (12.32)    3.66  (3.45)    0.94   (0.78)

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Prudential Investments LLC and Lipper Inc. Inception date: 11/3/99. The graph compares a $10,000 investment in the Strategic Partners Large
Capitalization Value Fund (Class A shares) with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) and the
Russell 1000 Value Index by portraying the initial account values at the commencement of operations of Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July
31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-
1) fee waiver of 0.05% for Class A shares, the returns for Class A shares in the graph and in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks
of large U.S. public companies. It gives a broad look
at how stock prices in the United States have
performed. The Russell 1000 Value Index contains
those securities in the
www.strategicpartners.com    (800) 225-1852

Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. Both indexes' total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise each index may differ substantially from the securities in the Fund. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Growth Fund

Class A     Growth of a $10,000 Investment

                  (CHART)

    Average Annual Total Returns (With Sales Charges)    As of 7/31/03

                One Year        Three Years      Since Inception
Class A        5.26% (4.31)   -18.01% (-18.55)    -9.24% (-9.72)
Class B        5.20  (4.18)   -17.95  (-18.52)    -9.12  (-9.62)
Class C        8.11  (7.10)   -17.47  (-18.02)    -8.92  (-9.41)

    Average Annual Total Returns (Without Sales Charges)    As of 7/31/03

                  One Year        Three Years     Since Inception
Class A        10.80% (9.80)   -16.60% (-17.14)   -7.99%  (-8.47)
Class B        10.20  (9.18)   -17.19  (-17.75)   -8.67   (-9.17)
Class C        10.20  (9.18)   -17.19  (-17.75)   -8.67   (-9.17)

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Prudential Investments LLC and Lipper Inc. Inception date: 11/3/99. The graph compares a $10,000 investment in the Strategic Partners Small
Capitalization Growth Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the commencement of operations of Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July
31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-
1) fee waiver of 0.05% for Class A shares, the returns for Class A shares in the graph and in the tables would have been lower.

www.strategicpartners.com    (800) 225-1852

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell
3000 Index. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above average growth orientation. Companies in this index generally have high price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values. It gives a broad look at how stock prices of smaller companies have performed.
Both indexes' total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. Returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise each index may differ substantially from the securities in the Fund. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses.

Strategic Partners Style Specific Funds
Strategic Partners Small Capitalization Value Fund

Class A     Growth of a $10,000 Investment

                       (CHART)

Average Annual Total Returns (With Sales Charge)    As of 7/31/03

                  One Year    Three Years       Since Inception
    Class A        13.04%    9.77%   (9.65)     10.75%    (10.65)
    Class B        13.01    10.02    (9.89)     11.03     (10.93)
    Class C        15.84    10.47    (10.34)    11.13     (11.03)

 Average Annual Total Returns (Without Sales Charge)    As of 7/31/03

              One Year      Three Years       Since Inception
    Class A    18.99%    11.66%   (11.54)     12.28%   (12.18)
    Class B    18.01     10.84    (10.71)     11.43    (11.33)
    Class C    18.01     10.84    (10.71)     11.43    (11.33)


Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Prudential Investments LLC and Lipper Inc. Inception date: 11/3/99. The graph compares a $10,000 investment in the Strategic Partners Small
Capitalization Value Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the commencement of operations of Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July
31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-
1) fee waiver of 0.05% for Class A shares, the returns for Class A shares in the graph and in the tables would have been lower.

                    www.strategicpartners.com    (800) 225-1852

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell
3000 Index. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. It gives a broad look at how stock prices of smaller companies have performed.
Both indexes' total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. Returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise each index may differ substantially from the securities in the Fund. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses.

Strategic Partners Style Specific Funds
Strategic Partners International Equity Fund

Class A     Growth of a $10,000 Investment

                   (CHART)

    Average Annual Total Returns (With Sales Charges)    As of 7/31/03

                  One Year         Three Years       Since Inception
Class A        1.32%   (0.29)   -13.03%  (-13.71)    -10.71%  (-11.26)
Class B        1.00   (-0.10)   -13.02   (-13.74)    -10.60   (-11.18)
Class C        3.80    (2.70)   -12.47   (-13.17)    -10.39   (-10.97)

    Average Annual Total Returns (Without Sales Charges)    As of 7/31/03

                 One Year          Three Years        Since Inception
Class A        6.66%  (5.57)    -11.53%  (-12.22)    -9.47%  (-10.04)
Class B        6.00   (4.90)    -12.13   (-12.83)    -10.11  (-10.69)
Class C        5.85   (4.74)    -12.17   (-12.88)    -10.15  (-10.73)

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Prudential Investments LLC and Lipper Inc. Inception date: 11/3/99. The graph compares a $10,000 investment in the Strategic Partners International
Equity Fund (Class A shares) with a similar investment in the Morgan Stanley Capital
International Europe, Australasia, and Far East Index
(MSCI EAFE Index) by portraying the initial account values at the commencement of operations of Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs.) Without a distribution and service
(12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares in the graph and in the tables would have been lower.

                   www.strategicpartners.com    (800) 225-1852

The MSCI EAFE Index is an unmanaged, weighted index
that reflects stock price movements in Europe,
Australasia, and the Far East. It gives a broad look
at how foreign stock prices have performed. The MSCI
EAFE Index's total returns include the reinvestment
of all dividends, but do not include the effects of
sales charges, operating expenses of a mutual fund,
or taxes. These returns would be lower if they
included the effects of sales charges, operating
expenses, or taxes.    Returns would be lower if they
included the effects of sales charges, operating expenses, or taxes. The securities that comprise each index may differ substantially from the securities in the Fund. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses.

Strategic Partners Style Specific Funds
Strategic Partners Total Return Bond Fund

Class A     Growth of a $10,000 Investment

                       (CHART)

    Average Annual Total Returns (With Sales Charges)    As of 7/31/03

                    One Year        Three Years    Since Inception
    Class A        3.36% (3.27)    6.58% (6.51)    6.16% (6.11)
    Class B        2.14  (2.04)    6.64  (6.57)    6.35  (6.30)
    Class C        5.07  (4.97)    7.15  (7.08)    6.51  (6.46)

    Average Annual Total Returns (Without Sales Charges)    As of 7/31/03

                      One Year       Three Years     Since Inception
    Class A        7.67%  (7.57)    8.04%  (7.97)    7.33% (7.27)
    Class B        7.14   (7.04)    7.51   (7.44)    6.80  (6.75)
    Class C        7.14   (7.03)    7.51   (7.44)    6.80  (6.75)

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Prudential Investments LLC and Lipper Inc. Inception date: 11/3/99. The graph compares a $10,000 investment in the Strategic Partners Total Return
Bond Fund (Class A shares) with a similar investment in the Lehman Brothers Aggregate Bond Index by portraying the initial account values at the commencement of operations of Class A shares
(November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-
1) fee waiver of 0.05% for Class A shares, the returns for Class A shares in the graph and in the tables would have been lower.

                    www.strategicpartners.com    (800) 225-1852

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Lehman
Brothers Aggregate Bond Index's total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise each index may differ substantially from the securities in the Fund. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses.

Strategic Partners Style Specific Funds

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
David E.A. Carson
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
Stephen P. Munn
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Stephen D. Stoneburn
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer and Principal
   Financial and Accounting Officer
Marguerite E.H. Morrison, Chief Legal
   Officer and Assistant Secretary
Lori E. Bostrom, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center, One Station Plaza
Stamford, CT 06902

EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Hotchkis and Wiley Capital Management LLC
725 S. Figueroa Street, Suite 3900
Los Angeles, CA 90017

J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112

National City Investment Management Company
1900 East Ninth Street
Cleveland, OH 44114-0756

Oak Associates, Ltd.
3875 Embassy Parkway, Suite 250
Akron, OH 44333

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Westcap Investors, LLC
11111 Santa Monica Boulevard
Los Angeles, CA 90025
www.strategicpartners.com    (800) 225-1852

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Auditors
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

Fund Symbols                             Class A              Class B                Class C
Strategic Partners:                 Nasdaq     CUSIP      Nasdaq     CUSIP      Nasdaq     CUSIP
                                    ------     -----      ------     -----      ------     -----
Large Capitalization Growth Fund    TBDAX    862934106    TBDBX    862934205    TBDCX    862934304
Large Capitalization Value Fund     PLVAX    862934403    TLCBX    862934502    TLCCX    862934601
Small Capitalization Growth Fund    PCZAX    862934700    PCZBX    862934809    PCZCX    862934882
Small Capitalization Value Fund     PZVAX    862934874    PZVBX    862934866    PZVCX    862934858
International Equity Fund            N/A     862934841    PPEBX    862934833    PPECX    862934825
Total Return Bond Fund              TATRX    862934817    TBTRX    862934791    PTRCX    862934783

Mutual Funds:

    ARE NOT INSURED BY THE FDIC OR ANY FEDERAL      MAY LOSE VALUE      ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR
    GOVERNMENT AGENCY                                                   ANY BANK AFFILIATE

(LOGO)

Fund Symbols                            Class A               Class B               Class C
Strategic Partners:                 Nasdaq    CUSIP       Nasdaq     CUSIP      Nasdaq    CUSIP
                                    ------    -----       ------     -----      ------    -----
Large Capitalization Growth Fund    TBDAX    862934106    TBDBX    862934205    TBDCX    862934304
Large Capitalization Value Fund     PLVAX    862934403    TLCBX    862934502    TLCCX    862934601
Small Capitalization Growth Fund    PCZAX    862934700    PCZBX    862934809    PCZCX    862934882
Small Capitalization Value Fund     PZVAX    862934874    PZVBX    862934866    PZVCX    862934858
International Equity Fund            N/A     862934841    PPEBX    862934833    PPECX    862934825
Total Return Bond Fund              TATRX    862934817    TBTRX    862934791    PTRCX    862934783

MFSP503E        IFS-A084071

                                            SEMIANNUAL REPORT
                                            APRIL 30, 2003

PRUDENTIAL
INTERNATIONAL VALUE FUND

FUND TYPE
International stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                 PRUDENTIAL FINANCIAL (LOGO)

Prudential World Fund, Inc.    Prudential International Value Fund

Performance at a Glance

FUND OBJECTIVE
The investment objective of the Prudential
International Value Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns1                              As of 4/30/03

                                 Six Months  One Year  Five Years  Ten Years  Since Inception(2)
Class A                            -2.29%    -21.16%    -23.54%      N/A          2.19%
Class B                            -2.63     -21.75     -26.44       N/A         -2.88
Class C                            -2.69     -21.78     -26.39       N/A         -2.81
Class Z                            -2.20     -21.04     -22.68      54.58%       81.83
MSCI EAFE(R) Index3                 1.81     -16.27     -24.73      21.72          ***
Lipper International Funds Avg.4    0.92     -17.88     -23.62      42.34         ****

    Average Annual Total Returns1    As of 3/31/03

                                   One Year   Five Years   Ten Years  Since Inception(2)
Class A                             -31.78%    -7.87%        N/A         -2.06%
Class B                             -32.27     -7.79         N/A         -2.04
Class C                             -30.11     -7.80         N/A         -2.18
Class Z                             -28.00     -6.70         3.71%        4.85
MSCI EAFE(R) Index3                 -23.59     -7.13         1.96          ***
Lipper International Funds Avg.4    -24.60     -6.93         2.94         ****

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The
cumulative total returns do not take into account
applicable sales charges. The average annual total
returns do take into account applicable sales
charges. Without the distribution and service (12b-1)
fee waiver of 0.05% for Class A shares, the returns
would have been lower. The Fund charges a maximum
front-end sales charge of 5% for Class A shares in
most circumstances, and a 12b-1 fee of up to 0.30%
annually. In some circumstances, Class A shares may
not be subject to a front-end sales charge, but may
be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject
to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for
the first six years respectively after purchase, and
a 12b-1 fee of 1.00% annually. Approximately seven
years after purchase, Class B shares will
automatically convert to Class A shares on a
quarterly basis. Class C shares are subject to a
front-end sales charge of 1%, a CDSC of 1% for shares
redeemed within 18 months of purchase, and a 12b-1
fee of 1.00% annually. Class Z shares are not subject
to a sales charge or 12b-1 fee. The returns in the
tables above do not reflect the deduction of taxes
that a shareholder would pay on fund distributions or
following the redemption of fund shares. 2Inception
dates: Class A, B, and C, 9/23/96; Class Z, 11/5/92.
3The Morgan Stanley Capital International (MSCI)
EAFE(R) Index is an unmanaged, weighted index of
performance that reflects stock price movements in
Europe, Australasia, and the Far East. 4The Lipper
International Funds Average (Lipper Average)
represents returns based on an average return of all
funds in the Lipper International Funds category.
Funds in
                                         www.prudential.com    (800) 225-1852

Semiannual Report    April 30, 2003

he Lipper Average invest their assets in securities with primary trading markets outside the United
States. Investors cannot invest directly in an index.
The returns for the MSCI EAFE(R) Index and the Lipper
Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. ***MSCI
EAFE(R) Index Since Inception cumulative total returns as of 4/30/03 are -10.01% for Class A, B, and C, and 51.43% for Class Z. MSCI EAFE(R) Index Since Inception average annual total returns as of 3/31/03 are -3.02% for Class A, B, and C, and 3.13% for Class Z.
****Lipper Average Since Inception cumulative total returns as of 4/30/03 are -1.46% for Class A, B, and C, and 68.99% for Class Z. Lipper Average Since
Inception average annual total returns as of 3/31/03 are -1.94% for Class A, B, and C, and 4.00% for Class Z.

PRUDENTIAL FINANCIAL (LOGO)               June 16, 2003

DEAR SHAREHOLDER,
After fighting in Iraq ended in April 2003, U.S.
consumer confidence rose significantly and a more optimistic tone pervaded the financial markets.
Major stock market indexes have continued to improve, even as the long-standing bond market rally persisted. While we welcome these developments, it is important to remember that a wise investor plans for tomorrow's needs today regardless of the direction of financial markets.

Whether you are investing for your retirement, your children's education, or for a new home for your family, Prudential mutual funds offer advantages that may help you reach your financial goals. Experienced asset managers, working closely with research analysts, employ time-tested investment processes that were honed under a variety of market conditions.
We recommend that you consult a financial professional who can help you strike the right balance between your desire to obtain a particular return from an investment and your tolerance for risk.

I was named president of the Prudential World Fund, Inc. in March 2003. On behalf of the Prudential Financial family, I would like to thank you for your continued confidence in Prudential mutual funds. We look forward to serving your future investment needs.

Sincerely,


Judy A. Rice, President
Prudential World Fund, Inc./Prudential International Value Fund

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2003 (Unaudited)

Shares         Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.2%
Common Stocks
------------------------------------------------------------------------------------
Australia  2.8%
     393,198   Foster's Group, Ltd.                                  $    1,101,923
     146,549   National Australia Bank, Ltd.                              2,979,396
     393,909   News Corp., Ltd.                                           2,804,144
     267,177   Westpac Banking Corp., Ltd.                                2,659,080
                                                                     --------------
                                                                          9,544,543
-------------------------------------------------------------------------------------
Finland  1.6%
     325,965   Nokia Oyj                                                  5,514,861
-------------------------------------------------------------------------------------
France  8.5%
     184,809   Aventis SA                                                 9,386,297
     329,636   AXA                                                        5,006,764
      43,272   Lafarge SA                                                 2,907,153
      91,923   Total SA                                                  12,053,868
                                                                     --------------
                                                                         29,354,082
-------------------------------------------------------------------------------------
Germany  6.0%
     132,613   Bayer AG                                                   2,419,737
     177,350   Bayerische Motoren Werke (BMW) AG                          5,911,951
      67,817   Deutsche Bank AG                                           3,507,187
     189,299   E.ON AG                                                    9,060,846
                                                                     --------------
                                                                         20,899,721
-------------------------------------------------------------------------------------
Hong Kong  2.8%
     477,000   Cheung Kong Holdings, Ltd.                                 2,636,052
     385,000   Hong Kong Electric Holdings, Ltd.                          1,554,997
  12,010,000   PetroChina Co., Ltd. (Class H)                             2,741,077
     365,000   Sun Hung Kai Properties, Ltd.                              1,712,901
     271,500   Swire Pacific, Ltd. (Class A)                              1,072,208
                                                                     --------------
                                                                          9,717,235
-------------------------------------------------------------------------------------
Ireland  0.7%
     153,858   CRH PLC                                                    2,362,669

    See Notes to Financial Statements                                      3

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2003 (Unaudited) Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
Italy  3.9%
     505,204   Eni SpA                                               $    7,199,827
     788,183   Telecom Italia SpA                                         6,438,764
                                                                     --------------
                                                                         13,638,591
-------------------------------------------------------------------------------------
Japan  13.4%
      42,810   Acom Co., Ltd.                                             1,202,528
     325,000   Canon, Inc.                                               13,135,167
     160,000   Fuji Photo Film Co., Ltd.                                  4,078,484
     136,200   Honda Motor Co., Ltd.                                      4,511,068
      62,000   Hoya Corp.                                                 3,665,101
      40,300   Nintendo Co., Ltd.                                         3,149,388
       1,466   Nippon Telegraph and Telephone Corp.                       5,138,253
       1,393   NTT DoCoMo, Inc.                                           2,873,369
      22,200   Rohm Co., Ltd.                                             2,287,758
      21,200   SMC Corp.                                                  1,596,311
      20,000   SONY Corp.                                                   486,332
     119,600   Takeda Chemical Industries, Ltd.                           4,382,458
                                                                     --------------
                                                                         46,506,217
-------------------------------------------------------------------------------------
Netherlands  9.5%
     438,572   ABN AMRO Holdings N.V.                                     7,410,221
      52,612   Heineken N.V.                                              1,953,448
     513,386   ING Groep N.V.                                             8,336,262
     323,887   Koninklijke (Royal) Philips Electronics N.V.               6,025,505
     346,002   Koninklijke Ahold N.V.                                     1,583,167
     331,428   Reed Elsevier N.V.                                         3,772,713
     118,488   TPG N.V.                                                   1,848,613
      65,501   VNU N.V.                                                   1,900,578
                                                                     --------------
                                                                         32,830,507
-------------------------------------------------------------------------------------
Portugal  0.1%
     109,152   Electricidade de Portugal SA                                 197,338
-------------------------------------------------------------------------------------
South Korea  1.9%
      31,100   Kookmin Bank (ADR)                                           856,805
      63,900   POSCO (ADR)                                                1,313,145

    4                                      See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2003 (Unaudited) Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
      36,098   Samsung Electronics Co., Ltd. (GDR)                   $    4,512,250
                                                                     --------------
                                                                          6,682,200
-------------------------------------------------------------------------------------
Spain  4.1%
     882,475   Banco Santander Central Hispano SA                         6,933,291
     653,392   Telefonica SA                                              7,226,228
                                                                     --------------
                                                                         14,159,519
-------------------------------------------------------------------------------------
Switzerland  12.7%
      63,365   Nestle SA                                                 12,917,808
     200,373   Novartis AG                                                7,903,823
      88,089   Roche Holdings AG                                          5,605,014
     120,675   Swiss Re                                                   7,883,068
     204,284   UBS AG                                                     9,692,306
                                                                     --------------
                                                                         44,002,019
-------------------------------------------------------------------------------------
United Kingdom  29.2%
   1,469,952   Barclays PLC                                              10,155,074
     877,149   BP PLC                                                     5,558,550
     307,993   British America Tobacco PLC                                2,953,500
     862,344   Cadbury Schweppes PLC                                      4,803,174
      85,721   Centrica PLC                                                 227,769
     654,255   Compass Group PLC                                          3,011,511
     844,949   Diageo PLC                                                 9,372,057
     523,506   GlaxoSmithKline PLC                                       10,492,142
     660,485   Hilton Group PLC                                           1,615,100
     493,971   HSBC Holdings PLC                                          5,411,951
     435,947   Kingfisher PLC                                             1,703,560
     892,971   Lloyds TSB Group PLC                                       5,872,894
     568,290   Prudential PLC                                             3,478,674
   1,083,336   Shell Transport & Trading Co. PLC                          6,488,581
     228,816   Smith & Nephew PLC (ADR)                                   1,525,906
     109,370   Smiths Group PLC                                           1,169,417
   1,109,965   Tesco PLC                                                  3,512,525
   1,001,988   Unilever PLC                                               9,848,783
   4,981,792   Vodafone Group PLC                                         9,833,259

    See Notes to Financial Statements                                      5

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2003 (Unaudited) Cont'd.

Shares         Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
     214,406   Wolseley PLC                                          $    2,073,181
     243,389   WPP Group PLC                                              1,732,008
                                                                     --------------
                                                                        100,839,616
                                                                     --------------
               Total long-term investments (cost $415,443,491)          336,249,118
                                                                     --------------
SHORT-TERM INVESTMENT  1.1%

Principal
Amount
(000)
-----------------------------------------------------------------------------------------
Repurchase Agreement
$      3,997   Joint Repurchase Agreement Account,
                1.356%, 5/1/03
                (cost $3,997,000; Note 6)                                 3,997,000
                                                                     --------------
               Total Investments  98.3%
                (cost $419,440,491; Note 5)                             340,246,118
               Other assets in excess of liabilities  1.7%                5,779,954
                                                                     --------------
               Net Assets  100%                                      $  346,026,072
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.

    6                                      See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Portfolio of Investments as of April 30, 2003 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2003 was as follows:

Banks.....................................................................   16.0%
Drugs & Healthcare........................................................   11.4
Telecommunications........................................................   10.7
Oil & Gas Services........................................................    9.8
Electronics...............................................................    9.6
Food Products & Services..................................................    9.4
Insurance.................................................................    4.7
Beverages.................................................................    3.6
Utilities.................................................................    3.2
Financial Services........................................................    3.1
Automotive................................................................    3.0
Media.....................................................................    3.0
Leisure...................................................................    2.5
Building Products.........................................................    1.5
Real Estate...............................................................    1.3
Tobacco...................................................................    0.9
Diversified Manufacturing.................................................    0.8
Chemicals.................................................................    0.7
Distribution/Wholesale....................................................    0.6
Transport Services........................................................    0.5
Retail....................................................................    0.5
Steel & Metals............................................................    0.4
Repurchase Agreement......................................................    1.1
                                                                            -----
                                                                             98.3
Other assets in excess of liabilities.....................................    1.7
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    See Notes to Financial Statements                                      7

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    April 30, 2003
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $419,440,491)                            $ 340,246,118
Foreign currency, at value (cost $2,195,808)                             2,245,256
Cash                                                                           832
Dividends and interest receivable                                        2,239,300
Receivable for investments sold                                          1,697,596
Foreign tax reclaim receivable                                             693,860
Receivable for Series shares sold                                          168,873
Other assets                                                                 3,579
                                                                    --------------
      Total assets                                                     347,295,414
                                                                    --------------
LIABILITIES
Payable for investments purchased                                          469,836
Management fee payable                                                     270,938
Withholding taxes payable                                                  251,295
Accrued expenses                                                           238,808
Distribution fee payable                                                    38,465
                                                                    --------------
      Total liabilities                                                  1,269,342
                                                                    --------------
NET ASSETS                                                           $ 346,026,072
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Common stock, at par                                              $     252,077
   Paid-in capital in excess of par                                    482,610,943
                                                                    --------------
                                                                       482,863,020
   Undistributed net investment income                                   1,752,101
   Accumulated net realized loss on investments and foreign
      currency transactions                                            (59,543,162)
   Net unrealized depreciation on investments and foreign
      currencies                                                       (79,045,887)
                                                                    --------------
Net assets, April 30, 2003                                           $ 346,026,072
                                                                    --------------
                                                                    --------------

    8                                      See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    April 30, 2003
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($39,723,724 / 2,896,341 shares of common stock issued and
      outstanding)                                                          $13.72
   Maximum sales charge (5% of offering price)                                 .72
                                                                    --------------
   Maximum offering price to public                                         $14.44
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($32,039,181 / 2,400,200 shares of common stock issued and
      outstanding)                                                          $13.35
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share
      ($6,643,258 / 497,170 shares of common stock issued and
      outstanding)                                                          $13.36
   Sales charge (1% of offering price)                                         .13
                                                                    --------------
   Offering price to public                                                 $13.49
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($267,619,909 / 19,414,036 shares of common stock issued
      and outstanding)                                                      $13.78
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                      9

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                    April 30, 2003
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $637,385)          $   4,686,556
   Interest                                                                 11,902
                                                                    --------------
      Total income                                                       4,698,458
                                                                    --------------
Expenses
   Management fee                                                        1,665,097
   Distribution fee--Class A                                                47,437
   Distribution fee--Class B                                               167,301
   Distribution fee--Class C                                                34,053
   Transfer agent's fees and expenses                                      441,000
   Custodian's fees and expenses                                           200,000
   Reports to shareholders                                                  97,000
   Registration fees                                                        40,000
   Audit fee                                                                20,000
   Legal fees                                                               16,000
   Directors' fees                                                           6,000
   Miscellaneous                                                             8,860
                                                                    --------------
      Total expenses                                                     2,742,748
                                                                    --------------
Net investment income                                                    1,955,710
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                             (16,344,429)
   Foreign currency transactions                                           (53,349)
                                                                    --------------
                                                                       (16,397,778)
                                                                    --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                           6,918,238
   Foreign currencies                                                      114,468
                                                                    --------------
                                                                         7,032,706
                                                                    --------------
Net loss on investments and foreign currencies                          (9,365,072)
                                                                    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  (7,409,362)
                                                                    --------------
                                                                    --------------

    10                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months            Year
                                                      Ended              Ended
                                                  April 30, 2003    October 31, 2002
------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment income                           $   1,955,710     $    2,116,150
   Net realized loss on investment and foreign
      currency transactions                          (16,397,778)       (40,887,219)
   Net change in unrealized appreciation
      (depreciation) on investments and foreign
      currencies                                       7,032,706        (18,606,126)
                                                  --------------    ----------------
   Net decrease in net assets resulting from
      operations                                      (7,409,362)       (57,377,195)
                                                  --------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                           (107,003)                --
      Class B                                                 --                 --
      Class C                                                 --                 --
      Class Z                                         (1,514,375)          (466,174)
                                                  --------------    ----------------
                                                      (1,621,378)          (466,174)
                                                  --------------    ----------------
   Distributions from net realized capital
      gains
      Class A                                                 --         (2,397,272)
      Class B                                                 --         (2,425,149)
      Class C                                                 --           (495,578)
      Class Z                                                 --        (13,929,255)
                                                  --------------    ----------------
                                                              --        (19,247,254)
                                                  --------------    ----------------
Series share transactions (net of share
   conversions)
   (Note 7)
   Net proceeds from shares sold                      91,243,399        796,892,186
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    1,610,139         19,394,241
   Cost of shares reacquired                         (93,919,541)      (809,545,413)
                                                  --------------    ----------------
   Net increase (decrease) in net assets from
      Series share transactions                       (1,066,003)         6,741,014
                                                  --------------    ----------------
Total decrease                                       (10,096,743)       (70,349,609)
NET ASSETS
Beginning of period                                  356,122,815        426,472,424
                                                  --------------    ----------------
End of period(a)                                   $ 346,026,072     $  356,122,815
                                                  --------------    ----------------
                                                  --------------    ----------------
------------------------------
(a) Includes undistributed net investment
    income of:                                     $   1,752,101     $    1,417,769
                                                  --------------    ----------------
                                                  --------------    ----------------

    See Notes to Financial Statements                                     11

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited)

      Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Prudential International Value Fund (the 'Series'), Prudential Global Growth Fund, and the Prudential Jennison International Growth Fund. These financial statements relate to Prudential International Value Fund. The financial statements of the other Series are not presented herein. The investment objective of the Series is to achieve long-term growth of capital. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange are
valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the subadviser, to be over-the-counter are valued at market value using prices provided by an independent pricing agent or principal market maker (if available, otherwise a principal market maker or a primary market dealer). Securities for which reliable market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or valuation methodology, or provides a valuation methodology that, in the judgment of the Manager or subadviser, does not represent fair value, are valued at fair value by a Valuation Committee appointed by the Board of Directors, in consultation with the Manager or subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

collateral is marked-to-market on a daily basis to maintain the accuracy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or an
                                                                          13

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to shareholders. For this reason, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates. Withholding taxes are recorded, net of reclaimable amounts, at the time the related income is earned.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has a subadvisory agreement with Bank of Ireland

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Asset Management. PI pays for the services of the subadviser, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to $300 million and .95 of 1% of average daily net assets in excess of $300 million of the Series.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the six months ended April 30, 2003.

      PIMS has advised the Series that they received approximately $4,700 and $800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended April 30, 2003, it received approximately $31,500 and $3,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended April 30, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. The Series did not borrow any amounts pursuant to the
                                                                          15

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

SCA during the six months ended April 30, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS') an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent and during the six months ended April 30, 2003, the Series incurred fees of approximately $404,000 for the services of PMFS. As of April 30, 2003, approximately $65,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $28,100 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $17,100 for the six months ended April 30, 2003. As of April 30, 2003, approximately $2,700 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2003 aggregated $18,765,482 and $25,062,087, respectively.

Note 5. Tax Information
For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2002 of approximately $34,787,000 which expires in 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

      The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of April 30, 2003 were as follows:

                                                              Total Net
                                                             Unrealized
  Tax Basis         Appreciation        Depreciation        Depreciation
--------------      -------------      ---------------      -------------
 $427,798,943        $9,714,634          $97,267,459         $87,552,825

      The difference between book basis and tax basis was attributable to deferred losses on wash sales.

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 2003, the Series had a 1.59% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $3,997,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Bank of America, 1.36%, in the principal amount of $83,551,000, repurchase price $83,554,156, due 05/01/03. The value of the collateral including accrued interest was $85,222,020.

      Credit Suisse First Boston, 1.35%, in the principal amount of $83,550,000, repurchase price $83,553,133, due 05/01/03. The value of the collateral including accrued interest was $85,224,740.

      Greenwich Capital Markets, Inc., 1.36% in the principal amount of $83,551,000, repurchase price $83,554,156, due 05/01/03. The value of the collateral including accrued interest was $85,224,454.

Note 7. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Certain investors who purchase $1 million or more of Class A shares are subject to a 1% contingent deferred sales charge during the first 12 months. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.
                                                                          17

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Six months ended April 30, 2003:
Shares sold                                                 1,670,943    $    22,302,906
Shares issued in reinvestment of dividends and
  distributions                                                 7,343            103,529
Shares reacquired                                          (1,755,096)       (23,671,282)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (76,810)        (1,264,847)
Shares issued upon conversion from Class B                     59,437            767,942
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 (17,373)   $      (496,905)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2002:
Shares sold                                                 4,664,376    $    75,081,728
Shares issued in reinvestment of dividends and
  distributions                                               127,760          2,220,484
Shares reacquired                                          (5,072,529)       (82,501,605)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (280,393)        (5,199,393)
Shares issued upon conversion from Class B                    113,009          1,807,034
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (167,384)   $    (3,392,359)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class B
--------------------------------------------------------
Six months ended April 30, 2003:
Shares sold                                                   151,978    $     1,969,206
Shares reacquired                                            (435,756)        (5,678,433)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (283,778)        (3,709,227)
Shares reacquired upon conversion into Class A                (60,971)          (767,942)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (344,749)   $    (4,477,169)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2002:
Shares sold                                                   435,761    $     6,815,124
Shares issued in reinvestment of dividends and
  distributions                                               136,035          2,319,402
Shares reacquired                                            (985,799)       (15,343,842)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (414,003)        (6,209,316)
Shares reacquired upon conversion into Class A               (115,606)        (1,807,034)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                (529,609)   $    (8,016,350)
                                                          -----------    ---------------
                                                          -----------    ---------------

       Prudential World Fund, Inc.     Prudential International Value Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                     Shares           Amount
--------------------------------------------------------  -----------    ---------------
Six months ended April 30, 2003:
Shares sold                                                   296,380    $     3,874,948
Shares reacquired                                            (371,100)        (4,867,094)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 (74,720)   $      (992,146)
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2002:
Shares sold                                                   487,499    $     7,181,876
Shares issued in reinvestment of dividends and
  distributions                                                28,277            482,684
Shares reacquired                                            (608,755)        (9,226,588)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 (92,979)   $    (1,562,028)
                                                          -----------    ---------------
                                                          -----------    ---------------
Class Z
--------------------------------------------------------
Six months ended April 30, 2003:
Shares sold                                                 4,710,287    $    63,096,339
Shares issued in reinvestment of dividends and
  distributions                                               106,399          1,506,610
Shares reacquired                                          (4,432,046)       (59,702,732)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding                 384,640    $     4,900,217
                                                          -----------    ---------------
                                                          -----------    ---------------
Year ended October 31, 2002:
Shares sold                                                42,669,909    $   707,813,458
Shares issued in reinvestment of dividends and
  distributions                                               823,591         14,371,671
Shares reacquired                                         (42,079,768)      (702,473,378)
                                                          -----------    ---------------
Net increase (decrease) in shares outstanding               1,413,732    $    19,711,751
                                                          -----------    ---------------
                                                          -----------    ---------------

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                -------------------
                                                                 Six Months Ended
                                                                 April 30, 2003(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 14.08
                                                                     --------
Income from investment operations:
Net investment income                                                     .07
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (.39)
                                                                     --------
      Total from investment operations                                   (.32)
                                                                     --------
Less distributions:
Dividends from net investment income                                     (.04)
Distributions from net realized capital gains                              --
                                                                     --------
      Total distributions                                                (.04)
                                                                     --------
Net asset value, end of period                                        $ 13.72
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                         (2.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $39,724
Average net assets (000)                                              $38,264
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(c)                                                            1.74%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.49%(d)
   Net investment income                                                 1.06%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate(e)                                               6%

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the period.
(c) The distributor of the Series contractually agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Annualized.
(e) Not annualized for periods of less than one full year.

    20                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
    2002(b)                2001               2000(b)                1999                 1998
----------------------------------------------------------------------------------------------------------
    $  17.29             $  22.08             $  22.42             $  18.33             $  18.24
    --------             --------             --------             --------             --------
         .07                  .13                  .19                  .27                  .27
       (2.53)               (4.01)                 .71                 3.97                  .40
    --------             --------             --------             --------             --------
       (2.46)               (3.88)                 .90                 4.24                  .67
    --------             --------             --------             --------             --------
          --                   --                 (.17)                (.15)                (.18)
        (.75)                (.91)               (1.07)                  --                 (.40)
    --------             --------             --------             --------             --------
        (.75)                (.91)               (1.24)                (.15)                (.58)
    --------             --------             --------             --------             --------
    $  14.08             $  17.29             $  22.08             $  22.42             $  18.33
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
      (15.07)%             (18.25)%               3.92%               23.30%                3.85%
    $ 41,011             $ 53,269             $ 72,185             $ 61,036             $ 47,237
    $ 49,279             $ 63,061             $ 67,362             $ 52,732             $ 44,708
        1.64%                1.60%                1.52%                1.61%                1.62%
        1.39%                1.35%                1.27%                1.36%                1.37%
         .42%                 .62%                 .84%                1.35%                1.28%
          35%                 115%                  33%                  21%                  15%

    See Notes to Financial Statements                                     21

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                -------------------
                                                                 Six Months Ended
                                                                 April 30, 2003(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 13.71
                                                                     --------
Income from investment operations:
Net investment income (loss)                                              .02
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (.38)
                                                                     --------
      Total from investment operations                                   (.36)
                                                                     --------
Less distributions:
Dividends from net investment income                                       --
Distributions from net realized capital gains                              --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of period                                        $ 13.35
                                                                     --------
                                                                     --------
TOTAL RETURN(a):                                                        (2.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $32,039
Average net assets (000)                                              $33,737
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.49%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.49%(c)
   Net investment income (loss)                                           .23%(c)

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the period.
(c) Annualized.

    22                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
    2002(b)                2001               2000(b)                1999                 1998
----------------------------------------------------------------------------------------------------------
    $  16.99             $  21.88             $  22.23             $  18.18             $  18.13
    --------             --------             --------         ----------------         --------
        (.05)                (.03)                 .02                  .12                  .10
       (2.48)               (3.95)                 .71                 3.94                  .43
    --------             --------             --------         ----------------         --------
       (2.53)               (3.98)                 .73                 4.06                  .53
    --------             --------             --------         ----------------         --------
          --                   --                 (.01)                (.01)                (.08)
        (.75)                (.91)               (1.07)                  --                 (.40)
    --------             --------             --------         ----------------         --------
        (.75)                (.91)               (1.08)                (.01)                (.48)
    --------             --------             --------         ----------------         --------
    $  13.71             $  16.99             $  21.88             $  22.23             $  18.18
    --------             --------             --------         ----------------         --------
    --------             --------             --------         ----------------         --------
      (15.77)%             (18.93)%               3.22%               22.34%                3.05%
    $ 37,636             $ 55,620             $ 86,451             $101,043             $ 93,896
    $ 49,420             $ 74,063             $ 99,106             $ 98,842             $ 98,444
        2.39%                2.35%                2.27%                2.36%                2.37%
        1.39%                1.35%                1.27%                1.36%                1.37%
        (.33)%               (.13)%                .07%                 .59%                 .53%

    See Notes to Financial Statements                                     23

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                -------------------
                                                                 Six Months Ended
                                                                 April 30, 2003(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 13.73
                                                                     --------
Income from investment operations:
Net investment income (loss)                                              .02
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         (.39)
                                                                     --------
      Total from investment operations                                   (.37)
                                                                     --------
Less distributions:
Dividends from net investment income                                       --
Distributions from net realized capital gains                              --
                                                                     --------
      Total distributions                                                  --
                                                                     --------
Net asset value, end of period                                        $ 13.36
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                         (2.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 6,643
Average net assets (000)                                              $ 6,867
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.49%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.49%(c)
   Net investment income (loss)                                           .24%(c)

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the period.
(c) Annualized.

    24                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
    2002(b)                2001               2000(b)                1999                 1998
----------------------------------------------------------------------------------------------------------
     $17.00              $  21.88             $  22.23             $  18.18             $  18.13
    -------              --------             --------             --------             --------
       (.05)                 (.03)                 .02                  .11                  .10
      (2.47)                (3.94)                 .71                 3.95                  .43
    -------              --------             --------             --------             --------
      (2.52)                (3.97)                 .73                 4.06                  .53
    -------              --------             --------             --------             --------
         --                    --                 (.01)                (.01)                (.08)
       (.75)                 (.91)               (1.07)                  --                 (.40)
    -------              --------             --------             --------             --------
       (.75)                 (.91)               (1.08)                (.01)                (.48)
    -------              --------             --------             --------             --------
     $13.73              $  17.00             $  21.88             $  22.23             $  18.18
    -------              --------             --------             --------             --------
    -------              --------             --------             --------             --------
     (15.70)%              (18.89)%               3.22%               22.34%                3.05%
     $7,850              $ 11,306             $ 17,755             $ 18,078             $ 14,271
     $9,978              $ 14,599             $ 18,082             $ 15,815             $ 14,345
       2.39%                 2.35%                2.27%                2.36%                2.37%
       1.39%                 1.35%                1.27%                1.36%                1.37%
       (.34)%                (.15)%                .07%                 .59%                 .53%

    See Notes to Financial Statements                                     25

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                 Six Months Ended
                                                                 April 30, 2003(b)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   14.17
                                                                    ----------
Income from investment operations:
Net investment income                                                      .09
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                          (.40)
                                                                    ----------
   Total from investment operations                                       (.31)
                                                                    ----------
Less distributions:
Dividends from net investment income                                      (.08)
Distributions from net realized capital gains                               --
                                                                    ----------
   Total distributions                                                    (.08)
                                                                    ----------
Net asset value, end of period                                       $   13.78
                                                                    ----------
                                                                    ----------
TOTAL RETURN(a)                                                          (2.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 267,620
Average net assets (000)                                             $ 258,794
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.49%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                                1.49%(c)
   Net investment income                                                  1.33%(c)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the period.
(c) Annualized.

    26                                     See Notes to Financial Statements

       Prudential World Fund, Inc.     Prudential International Value Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                          Year Ended October 31,
----------------------------------------------------------------------------------------------------------
    2002(b)                2001               2000(b)                1999                 1998
----------------------------------------------------------------------------------------------------------
    $  17.39             $  22.15             $  22.48             $  18.38             $  18.28
  ----------------     ----------------     ----------------     ----------------     ----------------
         .11                  .20                  .25                  .31                  .30
       (2.55)               (4.05)                 .71                 3.99                  .41
  ----------------     ----------------     ----------------     ----------------     ----------------
       (2.44)               (3.85)                 .96                 4.30                  .71
  ----------------     ----------------     ----------------     ----------------     ----------------
        (.03)                  --                 (.22)                (.20)                (.21)
        (.75)                (.91)               (1.07)                  --                 (.40)
  ----------------     ----------------     ----------------     ----------------     ----------------
        (.78)                (.91)               (1.29)                (.20)                (.61)
  ----------------     ----------------     ----------------     ----------------     ----------------
    $  14.17             $  17.39             $  22.15             $  22.48             $  18.38
  ----------------     ----------------     ----------------     ----------------     ----------------
  ----------------     ----------------     ----------------     ----------------     ----------------
      (14.91)%             (18.08)%               4.24%               23.62%                4.08%
    $269,625             $306,278             $405,340             $353,292             $254,577
    $308,825             $375,390             $391,289             $308,917             $258,322
        1.39%                1.35%                1.27%                1.36%                1.37%
        1.39%                1.35%                1.27%                1.36%                1.37%
         .68%                 .89%                1.09%                1.59%                1.53%

    See Notes to Financial Statements                                     27

                  This Page Intentionally Left Blank
                                     www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Chief Legal Officer
   and Assistant Secretary
Jonathan D. Shain, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Bank of Ireland
   Asset Management (U.S.) Limited
75 Holly Hill Lane
Greenwich, CT 06830

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Auditors
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq      CUSIP
------------    ------     -----
Class A         PISAX    743969503
Class B         PISBX    743969602
Class C         PCISX    743969701
Class Z         PISZX    743969800

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 2003, were not audited and, accordingly, no auditor's opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

PRUDENTIAL FINANCIAL (LOGO)


Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PISAX    743969503
Class B         PISBX    743969602
Class C         PCISX    743969701
Class Z         PISZX    743969800

MF115E4    IFS-A080884

                                     PART C
                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article V of the Fund's By-Laws (Exhibit (2) to this Registration Statement), the Fund shall indemnify present and former directors and officers, and may indemnify other employees and agents, to the fullest extent permitted by law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in those capacities, or who is or was serving in that position with another company at our request, subject to the limitations set forth in the statute. In particular, Section 2-418 provides that we may not indemnify any director, officer, employee or agent if it is established that
(a) the act or omission of such person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (b) such person actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, such person had reasonable cause to believe the act or omission was unlawful. Section 2-418 also permits us to purchase and maintain insurance that protects our officers, directors, employees and agents against any liabilities incurred in connection with their service in such positions, whether or not we would have the power to indemnify against such liabilities under Section 2-418. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 7(a) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent permitted by applicable law. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreements for the Registrant's Global
Growth Fund series and International Value Fund series and Section 8 of the Management Agreement for the Registrant's Prudential Jennison International Growth Fund series (Exhibits 6(a), 6(c) and 6(e) to this Registration Statement, respectively) and Section 4 of the Subadvisory Agreements (Exhibits 6(b), 6(d) and 6(f) to this Registration Statement, respectively limit the liability of Prudential Investments LLC (PI) and Bank of Ireland Asset Management (U.S.) Limited (BIAM) or Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 16.  EXHIBITS

(1)  (a)  Restated Articles of Incorporation. Incorporated by reference to
          Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on January 3, 1995.

     (b) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (c) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on June 24, 1996.

     (d)  Amendment to Articles of Incorporation. Incorporated by reference to
          Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration filed via EDGAR on June 24, 1996.

     (e) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (f) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (g) Articles Supplementary dated May 29, 2001. Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No.34 to the Registration Statement filed via EDGAR on December 30, 2002.

     (h) Articles of Amendment dated June 9, 2003. Incorporated by reference to Exhibit(1)(h) to Pre-Effective Amendment No. 1 to the Registration Statement on form N-14 filed via EDGAR on September 5, 2003.

     (i) Articles Supplementary dated July 17, 2003. Incorporated by reference to Exhibit(1)(i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed via EDGAR on September 5, 2003.

(2) By-laws of Registrant, as amended and restated as of July 17, 2003. Incorporated by reference to Exhibit(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed via EDGAR on September 5, 2003.

(3)  Not Applicable

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5) (a) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (c) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (d) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (e) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

(6)  (a)  Management Agreement between the Registrant and Prudential
          Investments Fund Management LLC with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit d(1) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (b) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit d(2) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (c) Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the International Value Series of the Registrant. Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (d)  Subadvisory Agreement between Bank of Ireland Asset Management
          (U.S.) Limited and Prudential Investments Fund Management LLC with respect to the International Value Series of the Registrant. Incorporated by reference to Exhibit d(4) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (e) Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the Prudential Jennison International Growth Fund series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (f) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC with respect to the Jennison International Growth Fund series of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (d)(vii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(7) (a) Restated Distribution Agreement for Shares of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (b)  (ii) Form of Dealer Agreement. Incorporated by reference to Exhibit
          (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(8)  Not Applicable

(9) (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Form of Amendment to Custodian Agreement. Incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on November 1, 1995.

     (c) Amendment dated February 22, 1999 to Custodian Contract. Incorporated by reference to Exhibit No. g(iii)) to Post-Effective Amendment No. 30.

     (d) Amendment dated July 17, 2001 to Custodian Contract. Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-89725) filed via EDGAR on December 28, 2001.

     (e) Amendment dated January 17, 2002 to Custodian Contract. Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 34 to the Registration Statement on Form N1-A (File No. 2-89725) filed via EDGAR on December 30, 2002.

(10) (a) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 99.m(ix) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (b) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 10(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed via EDGAR on September 5, 2003.

     (c) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 99.m(xi) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (d) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xii) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (e) Amended and Restated Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiii) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (f) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiv) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (g) Distribution and Service Plan for Class A shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (h) Distribution and Service Plan for Class B shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (i) Distribution and Service Plan for Class C shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(11) Opinion and Consent of Piper Rudnick LLP in respect of
     International Equity Fund (filed herewith)

(12) Opinion and Consent of Shearman & Sterling LLP regarding tax matters to be filed by amendment

(13) Not Applicable

(14) Consent of Independent Accountants (filed herewith)

(15) Not Applicable

(16) Powers of Attorney. Incorporated by reference to Exhibit 14 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed via EDGAR on September 5, 2003.

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended
          October 31, 2002. Incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on January 17, 2003.

     (b)  Form of Proxy (filed herewith)

ITEM 17.  UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

     3. The undersigned Registrant agrees to file the tax opinion required by
Item 16(12) in a post-effective amendment to this Registration Statement.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark and State of New Jersey, on the 7th day of November, 2003.

                                        PRUDENTIAL WORLD FUND, INC.
                                        By: * Judy A. Rice
                                            ----------------------------
                                            Judy A. Rice, President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


            Signature                Title                       Date
            ---------                -----                       ----

     * DAVID E.A. CARSON
------------------------------  Director
       David E.A. Carson

     * ROBERT F. GUNIA
------------------------------  Director and Vice
       Robert F. Gunia            President

     * ROBERT E. LA BLANC
------------------------------  Director
       Robert E. La Blanc

     * DOUGLAS H. MCCORKINDALE
------------------------------  Director
       Douglas H. McCorkindale

     * STEPHEN P. MUNN
------------------------------  Director
       Stephen P. Munn

     * RICHARD A. REDEKER
------------------------------  Director
       Richard A. Redeker

     * JUDY A. RICE
------------------------------  Director and President
       Judy A. Rice

     * ROBIN B. SMITH
------------------------------  Director
       Robin B. Smith

     * STEPHEN STONEBURN
------------------------------  Director
       Stephen Stoneburn

     * CLAY T. WHITEHEAD
------------------------------  Director
       Clay T. Whitehead

     * GRACE C. TORRES            Treasurer and Principal
------------------------------    Financial and Accounting
       Grace C. Torres            Officer

* By: /s/ Jonathan D. Shain
      ----------------------                                November 7, 2003
          Jonathan D. Shain
          Attorney-in-Fact
